   As filed with the Securities and Exchange Commission on February 25, 2005

                                                              File Nos. 2-90519
                                                                       811-4007

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                                   FORM N-1A
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 62
                                      and

                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 63

                             SMITH BARNEY TRUST II*
               (Exact Name of Registrant as Specified in Charter)

                   125 Broad Street, New York, New York 10004
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: 800-451-2010

             Robert I. Frenkel, Esq., 300 Stamford Place, 4th Floor,
                           Stamford, Connecticut 06902
                    (Name and Address of Agent for Service)

                                    Copy to:
        Roger P. Joseph, Esq., Bingham McCutchen LLP, 150 Federal Street,
                          Boston, Massachusetts 02110


It is proposed that this filing will become effective on February 25, 2005, pursuant to paragraph (b) of Rule 485.

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* This filing relates solely to shares of the Trust's series Smith Barney
  Diversified Large Cap Growth Fund, Smith Barney Small Cap Growth Opportunities Fund, Smith Barney Capital Preservation Fund, Smith Barney Capital Preservation Fund II and Smith Barney Short Duration Municipal Income Fund

                                   PROSPECTUS
                               ------------------

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                                  SMITH BARNEY
                                    SMALL CAP
                                     GROWTH
                               OPPORTUNITIES FUND
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Class A, B, C and Y Shares

February 25, 2005


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

                               [Logo] Smith Barney
                                     Mutual Funds

                Your Serious Money. Professionally Managed.(SM)

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INVESTMENT PRODUCTS: NOT FDIC INSURED  o  NO BANK GUARANTEE  o  MAY LOSE VALUE
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

SMITH BARNEY SMALL CAP
GROWTH OPPORTUNITIES FUND

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CONTENTS
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Investments, risks and performance .....................................     2

More on the fund's investments .........................................     8

Management .............................................................    10

Choosing a class of shares to buy ......................................    13

Comparing the fund's classes ...........................................    15

Sales charges ..........................................................    17

More about deferred sales charges ......................................    21

Buying shares ..........................................................    22

Exchanging shares ......................................................    23

Redeeming shares .......................................................    24

Other things to know about share transactions ..........................    26

Dividends, distributions and taxes .....................................    30

Share price ............................................................    31

Financial highlights ...................................................    33

THE FUND IS A SEPARATE SERIES OF SMITH BARNEY TRUST II, A MASSACHUSETTS BUSINESS TRUST.

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INVESTMENTS, RISKS AND PERFORMANCE
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INVESTMENT OBJECTIVE

The fund seeks long-term capital growth. Dividend income, if any, is incidental to this goal.

PRINCIPAL INVESTMENT STRATEGIES


KEY INVESTMENTS The fund normally invests at least 80% of its net assets in equity securities of small cap companies and related investments. Companies that have market capitalizations not exceeding $3 billion or the highest month-end market capitalization of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater, are considered small cap companies. Securities of companies whose capitalizations no longer meet this definition after purchase by the fund are still considered to have small market capitalizations for the purpose of the fund's 80% policy. The Russell 2000 Index is an index of small capitalization stocks. As of December 31, 2004, the Russell 2000 Index included companies with market capitalizations between $59 million and $3.6 billion. The size of companies in the Russell 2000 Index changes with market conditions and the composition of the Index.


The fund's equity securities may include stocks listed in the Russell 2000 Index and also may include other common stocks, securities convertible into common stocks, preferred stocks and warrants.

SELECTION PROCESS The fund is managed by a team of portfolio managers, with each member of the team focusing on a different industry sector. The manager uses a growth-oriented investment style that emphasizes small U.S. companies believed to have one or more of following:

[ ] superior management teams
[ ] good prospects for growth
[ ] predictable, growing demand for their products or services
[ ] dominant positions in a niche market or customers who are very large companies
[ ] cyclical recovery potential
[ ] strong or improving financial conditions

In addition, the fund may invest in companies believed to be emerging companies relative to potential markets or undervalued relative to their peers. The fund may continue to hold securities of issuers that become mid cap or large cap issuers if, in the manager's judgment, these securities remain good investments for the fund.


The manager generally uses a "bottom-up" approach when selecting securities for the fund. This means that the manager looks primarily at individual companies against the context of broader market forces.


PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

[ ] Key economic trends become materially unfavorable, such as rising interest rates and levels of inflation or deflation, or a slowdown of economic growth
[ ] Stock prices decline generally, or stocks perform poorly relative to other types of investments
[ ] Small companies fall out of favor with investors
[ ] Stock prices of smaller, newer companies decline further and more abruptly than those of larger, more established companies in response to negative stock market movements
[ ] The manager's judgement about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect
[ ] A particular product or service developed by a company in which the fund invests is delayed or unsuccessful, the company does not meet earnings expectations or other events depress the value of the company's stock

Compared to mutual funds that focus on larger companies, the fund's share price may be more volatile because smaller companies are more likely to have:

[ ] Shorter operating histories and more erratic businesses
[ ] More limited product lines and distribution channels
[ ] Fewer capital resources
[ ] More limited management depth

Further, securities of smaller growth companies are more likely to:

[ ] Experience sharper swings in market values
[ ] Be less liquid
[ ] Offer greater potential for gains and losses

In addition, the fund's aggressive, growth-oriented investment style may increase the risks already associated with investing in smaller companies. For example, fast growing smaller company stocks may be more volatile than the stocks of other small cap companies because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of these securities typically fall. Growth securities may also be more volatile than other investments because they often do not pay dividends.

See pages 8-10 for more information about the risks of investing in the fund.

WHO MAY WANT TO INVEST The fund may be an appropriate investment if:

[ ] You want to direct a portion of your overall investment portfolio to stocks of small cap issuers
[ ] You are seeking growth of principal and not current income
[ ] You are prepared to accept high volatility of the fund's share price and possible losses
[ ] Your investment horizon is longer term -- typically at least five years

PERFORMANCE INFORMATION


The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual total returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund's Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares and the reinvestment of distributions and dividends at the end of the period. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

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                 CALENDAR YEAR TOTAL RETURN - CLASS A SHARES*
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                1996                            37.80%
                1997                            15.81%
                1998                            (4.43)%
                1999                            41.16%
                2000                             8.81%
                2001                           (14.86)%
                2002                           (26.35)%
                2003                            44.34%
                2004                            15.16%


HIGHEST AND LOWEST QUARTER RETURNS*
(FOR PERIODS SHOWN IN THE BAR CHART)


Highest: 32.41% in 4th quarter 1999
Lowest: (25.10)% in 3rd quarter 1998.


* The returns shown for Class A shares include returns for periods before the creation of share classes on January 4, 1999.

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                          AVERAGE ANNUAL TOTAL RETURNS
                          (FOR PERIODS ENDED 12/31/04)
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                                                          SINCE       INCEPTION
                                 1 YEAR     5 YEARS     INCEPTION       DATE

CLASS A                                                                6/21/95
  Return before taxes             9.43%      1.50%        13.55%

  Return after taxes on

  distributions(1)                7.05%     (0.66)%       11.76%

  Return after taxes on
  distributions and sale of
  fund shares(1)                  6.27%      0.17%        11.13%
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OTHER CLASSES
(Return before taxes only)
CLASS B                           9.34%      1.66%         7.63%       1/04/99

CLASS C(2)                       13.34%       n/a        (2.07)%       9/22/00
CLASS Y                          15.49%       n/a         37.43%       4/11/03
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Russell 2000 Growth

Index(3)                         14.31%     (3.57)%        5.87%         (3)


(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B, Class C and Class Y shares will vary.

(2) Effective as of April 29, 2004, Class L shares were renamed Class C shares. Effective February 2, 2004, the initial sales charge of 1.00% on these shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.
(3) The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in the Index. An index does not reflect deductions for fees, expenses or taxes. Index comparison begins on June 21, 1995. The average annual total returns of the Russell 2000 Growth Index since the inception of each of the Class B and C shares are 2.99% and (3.56)%, respectively.


FEE TABLE

This table sets forth the fees and expenses you may pay if you invest in fund shares.

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                                SHAREHOLDER FEES
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(fees paid directly from
your investment)                     CLASS A    CLASS B    CLASS C    CLASS Y

Maximum sales charge (load)
imposed on purchases
(as a % of offering price)           5.00%       None       None       None

Maximum deferred sales charge
(load) (as a % of the lower of net
asset value at purchase or
redemption)                           None(1)   5.00%      1.00%       None


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                        ANNUAL FUND OPERATING EXPENSES(2)
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(expenses deducted from
fund assets)                         CLASS A    CLASS B    CLASS C    CLASS Y

Management fee**                     0.75%      0.75%      0.75%      0.75%
Distribution (12b-1) fees
(includes service fees)              0.25%      1.00%      1.00%       None

Other expenses                       0.76%      0.75%      1.10%      0.65%
Total annual fund
operating expenses*                  1.76%      2.50%      2.85%      1.40%

* Because of voluntary waivers
  and/or reimbursements,
  actual total operating
  expenses are expected to be:       1.35%      2.10%      2.10%      1.10%


    These fee waivers and reimbursements may be reduced or terminated at any time.

 ** Effective September 1, 2004, the fund's management fee was reduced from 1.10% to 0.75% of average daily net assets. The fee table above has been restated to reflect the lower fee.

(1) You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
(2) Based on fees and expenses for the fiscal year ended October 31, 2004.

EXAMPLE

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

[ ] You invest $10,000 in the fund for the periods shown
[ ] Your investment has a 5% return each year -- the assumption of a 5% return is required by the Securities and Exchange Commission ("SEC") for purposes of this example and is not a prediction of the fund's future performance
[ ] You reinvest all distributions and dividends without a sales charge
[ ] The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

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                       NUMBER OF YEARS YOU OWN YOUR SHARES
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                                     1 YEAR   3 YEARS   5 YEARS    10 YEARS


Class A
(with or without redemption)          $670     $1,026    $1,406     $2,469

Class B
(redemption at end of period)         $753     $1,079    $1,431     $2,654*

Class B
(no redemption)                       $253     $  779    $1,331     $2,654*

Class C
(redemption at end of period)         $388     $  883    $1,504     $3,176

Class C
(no redemption)                       $288     $  883    $1,504     $3,176

Class Y
(with or without redemption)          $143     $  443    $  766     $1,680

* Assumes conversion to Class A shares approximately eight years after purchase.


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MORE ON THE FUND'S INVESTMENTS
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DERIVATIVES The fund may, but need not, use derivative contracts, such as futures and forward currency contracts:

[ ] To hedge against changes in the prices of securities held or to be bought or changes in the values (in U.S. dollars) of securities of foreign issuers
[ ] To enhance potential gains
[ ] As a substitute for buying or selling securities
[ ] As a cash flow management technique

Derivatives may have economic characteristics similar to the small cap equity securities held by the fund. In that case, derivative investments will be considered small cap investments for the purpose of the fund's investment policy.

Even a small investment in derivative contracts can have a big impact on the fund's stock and currency rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices or currency rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately or as anticipated to changes in the value of the fund's holdings. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and the counterparty may fail to honor contract terms. Derivatives may not be available on terms that make economic sense (for example, they may be too costly).

FOREIGN INVESTMENTS The fund may invest up to 25% of its assets (at the time of investment) in foreign securities. The fund may invest directly in foreign issuers or invest in depositary receipts.

The fund's investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, currency exchange controls and other limitations on the use or transfer of fund assets and political or social instability. The fund could also lose money if the currency in which a security is priced declines in value relative to the U.S. dollar.

In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Foreign markets may offer less protection to investors. Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments.

Many foreign countries have markets that are less liquid and more volatile than markets in the U.S. In addition, there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent the fund from realizing value in U.S. dollars from its investment in foreign securities. Fifteen European countries participate in the European Economic and Monetary Union ("EMU") and twelve of those countries have adopted the euro as their sole currency. Among other things, the EMU entails sharing an official interest rate and adhering to limits on government borrowing by participating countries. The EMU is driven by the expectation of economic benefits; however, there are significant risks associated with the EMU. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to the EMU in the face of changing economic conditions.

Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly.

The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions like currency controls or seizure of private businesses or property are more likely.

DEBT SECURITIES While the fund expects to invest mainly in equity securities, the fund may also invest in other securities that the manager believes provide opportunities for appreciation, such as fixed income securities. The fund's debt securities must be investment grade when the fund purchases them. Generally, the value of these debt securities will decline if interest rates rise, the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest.

CONVERTIBLE SECURITIES Convertible securities, which are debt securities that may be converted into stock, are subject to the market risks of stocks as well as the risks of debt securities.

CASH MANAGEMENT The fund may hold cash pending investment, and may invest in money market instruments, repurchase agreements and reverse repurchase agreements for cash management purposes.

PORTFOLIO TURNOVER The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance. The "Financial highlights" section of this Prospectus shows the fund's historical portfolio turnover rate.

DEFENSIVE INVESTING The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information ("SAI"). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors which are not described here that could adversely affect your investment and that could prevent the fund from achieving its goals.

The fund's goals and strategies may be changed without shareholder approval.


PORTFOLIO HOLDINGS The fund's policies and procedures with respect to the disclosure of the fund's portfolio securities are described in the SAI.

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MANAGEMENT
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MANAGER The fund's investment manager is Smith Barney Fund Management LLC
("SBFM" or the "manager"), a registered investment adviser and a part of Citigroup Asset Management ("CAM"), the global asset management arm of Citigroup, Inc. ("Citigroup"). The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the fund's investments, oversees its operations, and provides administrative services to the fund. The manager and the fund's distributor are subsidiaries of Citigroup. Citigroup businesses provide a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

Notwithstanding the supplement dated November 12, 2004, effective December 1, 2004, Vincent Gao is primarily responsible for overseeing the day-to-day operation of Smith Barney Small Cap Growth Opportunities Fund and will have the ultimate authority to make portfolio decisions. He will work with a team of sector analysts who are responsible for stock selection in one or more industries. Mr. Gao is an Executive Vice President of the Company and a Director of Salomon Brothers Asset Management. Mr. Gao has over 9 years of investment management experience and has been employed by Citigroup Asset Management since 1999.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, SBFM does not obtain or use inside information acquired by any division, department of affiliate of Citigroup in the course of those relationships. To the extent a fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.


MANAGEMENT FEE For the fiscal year ended October 31, 2004, the manager received a fee, after waivers, of 0.26% of the fund's average daily net assets.


SERVICE PLANS The fund has adopted Rule 12b-1 service plans for its Class A, B and C shares. Under each plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the fund's distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include a fund's distributors and other affiliates of SBFM, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT Citicorp Trust Bank, fsb ("Citicorp Trust"), an affiliate of the manager serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain functions including shareholder record keeping and accounting services.


RECENT DEVELOPMENTS In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies; Citicorp Trust Bank (CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and the other two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one- time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.


In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.


Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

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CHOOSING A CLASS OF SHARES TO BUY
-------------------------------------------------------------------------------


You can choose among four classes of shares: Class A, B, C and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

[ ] How much you plan to invest.
[ ] How long you expect to own the shares.
[ ] The expenses paid by each class detailed in the Fee Table and Example at the front of this Prospectus.
[ ] Whether you qualify for any reduction or waiver of sales charges.

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $50,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

You may buy shares from:

[ ] Certain broker/dealers, financial intermediaries, financial institutions or a distributor's financial consultants (each called a "Service Agent").
[ ] The fund, but only if you are investing through certain qualified plans or Service Agents.

Not all classes of shares are available through Service Agents. You should contact your Service Agent for further information.

INVESTMENT MINIMUMS Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

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                                            INITIAL              ADDITIONAL
-------------------------------------------------------------------------------
                                CLASSES A, B, C      CLASS Y     ALL CLASSES

General                              $1,000        $15 million       $50

IRAs, Self Employed Retirement
Plans, Uniform Gifts or
Transfers to Minor Accounts           $250         $15 million       $50

Qualified Retirement
Plans*                                $25          $15 million       $25
Simple IRAs                            $1              n/a           $ 1

Monthly Systematic
Investment Plans                      $25              n/a           $25
Quarterly Systematic
Investment Plans                      $50              n/a           $50

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.

COMPARING THE FUND'S CLASSES

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

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                CLASS A         CLASS B         CLASS C         CLASS Y
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KEY FEATURES    [ ] Initial    [ ] No initial   [ ] No initial  [ ] No initial
                    sales          sales            sales           or deferred
                    charge         charge           charge          sales
                [ ] You may    [ ] Deferred     [ ] Deferred        charge
                    qualify        sales            sales       [ ] Must
                    for            charge           charge for      invest at
                    reduction      declines         only 1          least $15
                    or waiver      over time        year            million
                    of initial [ ] Converts     [ ] Does not    [ ] Lower
                    sales          to Class A       convert to      annual
                    charge         after 8          Class A         expenses
                [ ] Lower          years        [ ] Higher          than the
                    annual     [ ] Higher          annual           other
                    expenses       annual          expenses         classes
                    than Class     expenses        than Class A
                    B and          than
                    Class C        Class A
--------------------------------------------------------------------------------
INITIAL SALES       Up to           None            None            None
CHARGE              5.00%;
                    reduced
                    for large
                    purchases
                    and waived
                    for
                    certain
                    investors.
                    No charge
                    for
                    purchases
                    of
                    $1,000,000
                    or more
--------------------------------------------------------------------------------
DEFERRED SALES      1.00% on        Up to           1.00% if        None
CHARGE              purchases       5.00%           you redeem
                    of              charged         within 1
                    $1,000,000      when you        year of
                    or more if      redeem          purchase
                    you redeem      shares.
                    within 1        The charge
                    year of         is reduced
                    purchase        over time
                                    and there
                                    is no
                                    deferred
                                    sales
                                    charge
                                    after 5
                                    years
--------------------------------------------------------------------------------
ANNUAL              0.25% of        1.00% of        1.00% of        None
DISTRIBUTION        average         average         average
AND SERVICE         daily           daily           daily
FEES                net assets      net assets      net assets
--------------------------------------------------------------------------------
EXCHANGEABLE        Class A         Class B         Class C         Class Y
INTO*               shares          shares          shares          shares
                    of most         of most         of most         of most
                    Smith           Smith           Smith           Smith
                    Barney          Barney          Barney          Barney
                    funds           funds           funds           funds
--------------------------------------------------------------------------------
* Ask your Service Agent for the Smith Barney funds available for exchange.

More information about the fund's classes of shares is available through the Smith Barney Mutual Funds' website. You'll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

[ ] the front-end sales charges that apply to the purchase of Class A shares
[ ] the deferred sales charges that apply to the redemption of Class B and
    Class C shares
[ ] who qualifies for lower sales charges on Class A shares
[ ] who qualifies for a sales load waiver

Go to https://www.smithbarneymutualfunds.com and click on the name of the fund.

-------------------------------------------------------------------------------
SALES CHARGES
-------------------------------------------------------------------------------

CLASS A SHARES

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge that you pay, depending on the amount that you purchase.

The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

-------------------------------------------------------------------------------
                                                                   BROKER/
                                     SALES CHARGE AS A % OF         DEALER
                                    -------------------------    COMMISSION
                                     OFFERING    NET AMOUNT       AS A % OF
AMOUNT OF PURCHASE                  PRICE (%)   INVESTED (%)   OFFERING PRICE
-------------------------------------------------------------------------------

Less than $25,000                      5.00         5.26            4.50

$25,000 but less than $50,000          4.25         4.44            3.83
$50,000 but less than $100,000         3.75         3.90            3.38

$100,000 but less than $250,000        3.25         3.36            2.93
$250,000 but less than $500,000        2.75         2.83            2.48

$500,000 but less than $1,000,000      2.00         2.04            1.80
$1,000,000 or more                     -0-           -0-         up to 1.00*

* A distributor may pay up to 1.00% to a Service Agent for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 1.00% from the distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1.00% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

INVESTMENTS OF $1,000,000 OR MORE You do not pay an initial sales charge when you buy $1 million or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%. If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non-qualified retirement plans with an omnibus relationship with the fund, you will not be subject to a deferred sales charge.

QUALIFYING FOR A REDUCED CLASS A SALES CHARGE There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund's sub-transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. You may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.

ACCUMULATION PRIVILEGE -- Lets you combine the current total net asset value of all Class A shares of the fund and other Smith Barney funds that are owned

[ ] by you, or

[ ] by your spouse and children under the age of 21

and that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

LETTER OF INTENT -- Lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include the dollar amount of purchases on which you paid a sales charge within 90 days before you sign the letter.

WAIVERS FOR CERTAIN CLASS A INVESTORS Class A initial sales charges are waived for certain types of investors, including:

[ ] Employees of NASD members
[ ] Investors participating in "wrap fee" or asset allocation programs or other fee-based arrangements sponsored by affiliated and nonaffiliated broker-dealers and other financial institutions that have entered into agreements with Citigroup Global Markets Inc., the fund's distributor
[ ] Investors who redeemed Class A shares of a Smith Barney fund in the past
    60 days, if the investor's Service Agent is notified

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the applicable sub-transfer agent at the time of purchase.


If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual Funds' website: https://www.smithbarneymutualfunds.com and click on the name of the fund.


CLASS B SHARES

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The rate of the deferred sales charge decreases as the number of years since your purchase payment increases.

-------------------------------------------------------------------------------
YEAR AFTER PURCHASE         1ST     2ND     3RD   4TH   5TH   6TH THROUGH 8TH
-------------------------------------------------------------------------------
Deferred sales charge        5%      4%     3%     2%    1%          0%
-------------------------------------------------------------------------------

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares that they sell, except for sales exempt from the deferred sales charge. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

CLASS B CONVERSION After eight years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses than Class B shares. Your Class B shares will convert to Class A shares as follows:

-------------------------------------------------------------------------------
                     SHARES ISSUED:
SHARES ISSUED:       ON REINVESTMENT OF            SHARES ISSUED:
AT INITIAL           DIVIDENDS AND                 UPON EXCHANGE FROM ANOTHER
PURCHASE             DISTRIBUTIONS                 SMITH BARNEY FUND
-------------------------------------------------------------------------------

 Eight years          In the same proportion as    On the date the shares
 after the            the number of Class B        originally acquired would
 date of              shares converting is to      have converted into Class A
 purchase             total Class B shares you     shares
 payment              own (excluding shares
                      issued as a dividend)

CLASS C SHARES

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1%.

Service Agents selling Class C shares receive a commission of up to 1.00% of the purchase price of the Class C shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

CLASS Y SHARES

You buy Class Y shares at net asset value with no initial sales charge and there is no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

-------------------------------------------------------------------------------
MORE ABOUT DEFERRED SALES CHARGES
-------------------------------------------------------------------------------

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less. Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

[ ] Shares exchanged for shares of another Smith Barney fund
[ ] Shares representing reinvested distributions and dividends
[ ] Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, the amount of the deferred sales charge you paid will be deducted from the amount of sales charge due on any other purchase of Smith Barney fund shares, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

DEFERRED SALES CHARGE WAIVERS

The deferred sales charge for each share class will generally be waived:

[ ] On payments made through certain systematic withdrawal plans
[ ] On certain distributions from a retirement plan
[ ] For involuntary redemptions of small account balances
[ ] For 12 months following the death or disability of a shareholder

In addition, the deferred sales charge on redemptions of Class A shares will be waived on redemptions of Class A shares will be waived on redemptions of shares by third party Section 529 college savings plans.


If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual Funds' website: https://www.smithbarneymutualfunds.com and click on the name of the fund.


-------------------------------------------------------------------------------
BUYING SHARES
-------------------------------------------------------------------------------

Through a Service Agent  You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
--------------------------------------------------------------------------------

       Through the fund  Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

                         [ ] Write to the fund at the following address to open
                             an account or buy shares:

                             SMITH BARNEY SMALL CAP GROWTH
                             OPPORTUNITIES FUND
                             (SPECIFY CLASS OF SHARES)
                             c/o PFPC INC.
                             P.O. BOX 9699
                             PROVIDENCE, RI 02940-9699

                         [ ] Enclose a check to pay for the shares.
                         [ ] For more information, please call Smith Barney
                             Mutual Funds Shareholder Services at 1-800-451-2010
--------------------------------------------------------------------------------

   Through a systematic  You may authorize your Service Agent or the sub-
        investment plan  transfer agent to transfer funds automatically from
                         (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

                         [ ] Amounts transferred must be at least $25 monthly
                             or $50 quarterly
                         [ ] If you do not have sufficient funds in your
                             account on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee

                         For more information, contact your Service Agent or the transfer agent or consult the SAI.

-------------------------------------------------------------------------------
EXCHANGING SHARES
-------------------------------------------------------------------------------

  Smith Barney offers a You should contact your Service Agent to exchange distinctive family of into other Smith Barney funds. Be sure to read the funds tailored to help prospectus of the Smith Barney fund into which you meet the varying needs are exchanging. An exchange is a taxable transaction.
of both large and small
              investors  [ ] You may exchange Class A, Class B, Class C and
                             Class Y shares only for shares of the same class of another Smith Barney fund. Not all Smith Barney funds offer all classes.
                         [ ] Not all Smith Barney funds may be offered in
                             your state of residence. Contact your Service Agent or the transfer agent for further information.
                         [ ] Exchanges of Class A, Class B and Class C shares
                             are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.
                         [ ] If you hold share certificates, the transfer
                             agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.
                         [ ] The fund may suspend or terminate your exchange
                             privilege if you engage in an excessive pattern of exchanges.

--------------------------------------------------------------------------------
   Waiver of additional Your shares will not be subject to an initial sales sales charges charge at the time of the exchange.

                         Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, your sales charge will not be reduced.
--------------------------------------------------------------------------------

           By telephone  If you do not have a brokerage account with a
                         Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange ("NYSE") is open. Shareholders should call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

                         You can make telephone exchanges only between accounts that have identical registrations.
--------------------------------------------------------------------------------

                By mail If you do not have a brokerage account, contact your Service Agent or write to the fund at the address on the following page.

-------------------------------------------------------------------------------
REDEEMING SHARES
-------------------------------------------------------------------------------

              Generally  Contact your Service Agent to redeem shares of the fund.

                         If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before you may redeem.

                         If the shares are held by a fiduciary or corporation, other documents may be required.


                         Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined after receipt.


                         Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                         If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
--------------------------------------------------------------------------------
                By mail For accounts held directly at the fund, send written requests to the fund at the following address:

                             SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES FUND (SPECIFY CLASS OF SHARES)
                             c/o PFPC INC.
                             P.O. BOX 9699
                             PROVIDENCE, RI 02940-9699

                         Your written request must provide the following:

                         [ ] The name of the fund and your account number
                         [ ] The class of shares and the dollar amount or
                             number of shares to be redeemed
                         [ ] Signatures of each owner exactly as the account
                             is registered

--------------------------------------------------------------------------------
           By telephone  If you do not have a brokerage account with a
                         Service Agent, you may be eligible to redeem shares by telephone (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Shareholders should call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

                         Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer
                         (ACH) to a bank account designated on your
                         authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on a wire or an electronic transfer
                         (ACH).
--------------------------------------------------------------------------------

         Automatic cash You can arrange for the automatic redemption of a withdrawal plans portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1.00% per month of the value of your shares subject to a deferred sales charge.

                         The following conditions apply:

                         [ ] Your shares must not be represented by share
                             certificates
                         [ ] All dividends and distributions must be
                             reinvested

                         For more information, contact your Service Agent or consult the SAI.

-------------------------------------------------------------------------------
OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS
-------------------------------------------------------------------------------

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

[ ] Name of the fund
[ ] Account number
[ ] Class of shares being bought, exchanged or redeemed
[ ] Dollar amount or number of shares being bought, exchanged or redeemed
[ ] Signature of each owner exactly as the account is registered

The fund's sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent, nor the sub-transfer agent will bear any liability for such transactions.


SIGNATURE GUARANTEES To be in good order, your redemption request must include a signature guarantee if you:


[ ] Are redeeming over $50,000
[ ] Are sending signed share certificates or stock powers to the sub-transfer agent
[ ] Instruct the sub-transfer agent to mail the check to an address different from the one on your account
[ ] Changed your account registration
[ ] Want the check paid to someone other than the account owner(s)
[ ] Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

[ ] Suspend the offering of shares
[ ] Waive or change minimum and additional investment amounts
[ ] Reject any purchase or exchange order
[ ] Change, revoke or suspend the exchange privilege
[ ] Suspend telephone transactions
[ ] Suspend or postpone redemptions of shares on any day when trading on the
    NYSE is restricted, or as otherwise permitted by the SEC
[ ] Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

SMALL ACCOUNT BALANCES/MANDATORY REDEMPTIONS If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent or the transfer agent or consult the SAI.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund's portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund's long term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund's performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund's share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund's portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long term shareholders, the Board of Trustees of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.


The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund's ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor's trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund's service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The fund's policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund's portfolio holdings, as such information may be used for market timing and similar abusive practices.


The fund's policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the fund's Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund's performance, and its long term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.


SHARE CERTIFICATES Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

RECORD OWNERSHIP If you hold your shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Service Agent acts. For these purposes, a distributor's financial consultants are not considered Service Agents.

-------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from capital gains. You do not pay a sales charge on reinvested distributions or dividends. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Service Agent, transfer agent or sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

TAXES The following discussion is very general. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

TRANSACTION                               FEDERAL TAX STATUS

Redemption or exchange of shares          Usually capital gain or loss;
                                          long-term only if shares owned more
                                          than one year

Distributions of net capital gain         Long-term capital gain
(excess of net long-term capital gain
over net short-term capital loss)

Distributions of qualified dividend       Qualified dividend income
income

Other ordinary dividends (including       Ordinary income
distributions of net short-term capital
gain)

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. Distributions of qualified dividend income received by a non-corporate shareholder may qualify for a reduced tax rate, provided that the shareholder satisfies certain holding period requirements. Qualified dividend income generally is income derived from dividends from a U.S. corporation; dividends from certain foreign corporations will also qualify. You may want to avoid buying shares when the fund is about to declare a distribution or a dividend, because it will be taxable to you even though it may effectively be a return of a portion of your investment.


After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the fund will withhold federal income tax at the rate of 30% (or lower treaty rate) on ordinary dividends and other payments that are subject to such withholding. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to back-up withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Back-up withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither residents nor citizens of the United States. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.


-------------------------------------------------------------------------------
SHARE PRICE
-------------------------------------------------------------------------------

You may buy, exchange or redeem shares at their net asset value, next determined after receipt of your request in good order, plus any applicable sales charge. For each class of shares, net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board of Trustees has approved procedures to be used to value the fund's securities for the purposes of determining the fund's net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Trustees. The Board of Trustees has delegated certain valuation functions for the fund to the manager.


The fund generally values its securities based on market quotations determined at the close of trading on the NYSE. Debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment's fair value. The fund's currency conversions, if any, are done as of when the London stock exchange closes, which is at 12 noon Eastern time. For securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by third party pricing vendors using a variety of pricing techniques and methodologies. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined by the manager, using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund's net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by a pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.


Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund and the value of your shares could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the fund's sub-transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the applicable sub-transfer agent before the applicable sub-transfer agent's close of business.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------


The financial highlights tables are intended to help you understand the performance of each class for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report (available upon request). The fund was formerly known as CitiFunds Small Cap Growth Portfolio. Effective April 29, 2004, Class L shares of the fund were renamed Class C shares.

--------------------------------------------------------------------------------------------------------------------------
                                                     CLASS A SHARES
--------------------------------------------------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK


                                                                   YEAR ENDED OCTOBER 31,
                                       -----------------------------------------------------------------------------------
                                        2004(1)             2003(1)              2002              2001              2000
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR       $18.09              $13.17            $16.13            $31.06            $21.44
--------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
 Net investment loss                      (0.08)              (0.08)            (0.09)            (0.11)            (0.53)
 Net realized and unrealized gain
  (loss)                                   1.91                5.00             (2.87)            (7.43)            10.15
--------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
 operations                                1.83                4.92             (2.96)            (7.54)             9.62
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net realized gains                       (0.34)                 --                --             (7.39)               --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                       (0.34)                 --                --             (7.39)               --
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR             $19.58              $18.09            $13.17            $16.13            $31.06
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                           10.18%(+)           37.36%(+)        (18.35)%          (27.89)%           44.87%
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS, END OF YEAR (000s)         $24,505             $21,581           $16,608           $21,529           $30,717
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
 Expenses(3)                               1.34%               1.35%             1.35%             1.35%(4)          1.35%(4)
 Net investment loss                      (0.41)              (0.57)            (0.56)            (0.60)            (0.82)
--------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                     129%                141%               21%               57%               81%
--------------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3) The Manager waived a portion of its fees for the years ended October 31, 2004, 2003, 2002, 2001 and 2000. If such fees were not waived, the actual annualized expense ratios would have been 2.04%, 2.68%, 2.93%, 2.61% and 2.18%, respectively.
(4) Includes the Fund's share of Small Cap Growth Portfolio allocated expenses for the periods indicated.
(+) (0.10)% and 2.16% of Class A's total return for October 31, 2004 and 2003, respectively, resulted from investments not meeting the investment policy of the Fund.



-------------------------------------------------------------------------------------------------------------------------
                                                     CLASS B SHARES
-------------------------------------------------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK

                                                                      YEAR ENDED OCTOBER 31,
                                      ------------------------------------------------------------------------------------
                                         2004(1)             2003(1)            2002              2001             2000
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR       $17.36              $12.73            $15.71            $30.65            $21.31
--------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
 Net investment loss                      (0.21)              (0.19)            (0.20)            (0.21)            (0.48)
 Net realized and unrealized gain
  (loss)                                   1.82                4.82             (2.78)            (7.34)             9.82
--------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations        1.61                4.63             (2.98)            (7.55)             9.34
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net realized gain                        (0.34)                 --                --             (7.39)               --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                       (0.34)                 --                --             (7.39)               --
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR             $18.63              $17.36            $12.73            $15.71            $30.65
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                            9.33%(+)          36.37%(+)         (18.97)%          (28.42)%           43.78%
--------------------------------------------------------------------------------------------------------------------------
  NET ASSETS, END OF YEAR (000S)         $2,970              $2,726            $1,562            $1,730            $1,743
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
 Expenses(3)                               2.09%               2.10%             2.10%             2.10%(4)          2.10%(4)
 Net investment loss                      (1.16)              (1.34)            (1.30)            (1.36)            (1.55)
--------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                     129%                141%               21%               57%               81%
--------------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3) The Manager waived a portion of its fees for the years ended October 31, 2004, 2003, 2002, 2001 and 2000. If such fees were not waived, the actual annualized expense ratios would have been 2.78%, 3.43%, 3.68%, 3.61% and 2.93%, respectively.
(4) Includes the Fund's share of Small Cap Growth Portfolio allocated expenses for the periods indicated.
(+) (0.11)% and 2.23% of Class B's total return for October 31, 2004 and 2003, respectively, resulted from investments not meeting the investment policy of the Fund.



-------------------------------------------------------------------------------------------------------------------------
                                                    CLASS C SHARES(1)
-------------------------------------------------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK

                                                                      YEAR ENDED OCTOBER 31,
                                      ------------------------------------------------------------------------------------
                                         2004(2)             2003(2)            2002              2001          2000(2)(3)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR       $17.68              $12.97            $16.00            $31.06            $32.62
--------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
 Net investment loss                      (0.21)              (0.19)            (0.12)            (0.15)            (0.07)
 Net realized and unrealized gain
  (loss)                                   1.85                4.90             (2.91)            (7.52)            (1.49)
--------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations        1.64                4.71             (3.03)            (7.67)            (1.56)
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
FROM:
 Net realized gain                        (0.34)                 --                --             (7.39)               --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                       (0.34)                 --                --             (7.39)               --
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR             $18.98              $17.68            $12.97            $16.00            $31.06
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                            9.33%(+)           36.31%(+)        (18.94)%          (28.39)%            4.78%**
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS, END OF YEAR (000S)         $13,453              $3,281            $1,312              $523               $19
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS:
 Expenses(5)                               2.08%               2.10%             2.10%             2.10(6)           2.10%(6)*
 Net investment loss                      (1.12)              (1.34)            (1.22)            (1.37)            (1.91)*
--------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                     129%                141%               21%               57%               81%
--------------------------------------------------------------------------------------------------------------------------

(1) Effective April 29, 2004, Class L shares were renamed Class C shares.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period September 22, 2000 (inception date) to October 31, 2000.
(4) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(5) The Manager waived a portion of its fees for the years ended October 31, 2004, 2003, 2002, 2001 and 2000. If such fees were not waived, the actual annualized expense ratios would have been 3.13%, 3.43%, 3.68%, 4.16% and 2.93%, respectively.
(6) Includes the Fund's share of Small Cap Growth Portfolio allocated expenses for the periods indicated.
(+) (0.10)% and 2.19% of Class C's total return for October 31, 2004 and 2003, respectively, resulted from investments not meeting the investment policy of the Fund.
  * Annualized.
 ** Not Annualized.

-------------------------------------------------------------------------------
                                 CLASS Y SHARES
-------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK

                                                  YEAR ENDED OCTOBER 31,
                                               -----------------------------
                                                2004(1)           2003(1)(2)
----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR               $18.13            $12.88
----------------------------------------------------------------------------
INCOME FROM OPERATIONS:
 Net investment loss                              (0.02)            (0.03)
 Net realized and unrealized gain                  1.90              5.28
----------------------------------------------------------------------------
Total income from operations                       1.88              5.25
----------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net realized gain                                (0.34)               --
----------------------------------------------------------------------------
Total distributions                               (0.34)               --
----------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                     $19.67            $18.13
----------------------------------------------------------------------------
TOTAL RETURN(3)                                   10.44%(+)         40.76%**(+)
----------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)                   $3,897              $920
----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
 Expenses(4)                                       1.08%            $1.08%*
 Net investment loss                              (0.12)            (0.51)*
----------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                             129%              141%
----------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period April 11, 2003 (inception date) to October 31, 2003.
(3) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4) The Manager waived a portion of its fees for the year ended October 31, 2004, and the period ended October 31, 2003. If such fees were not waived, the actual annualized expense ratios would have been 1.68% and 2.41%, respectively.
(+) (0.10)% and 2.21% of Class Y's total return for October 31, 2004 and 2003, respectively, resulted from investments not meeting the investment policy of the Fund. (See Note 11 to the financial statements.)
  * Annualized.
 ** Not Annualized.

[Logo] Smith Barney
Mutual Funds
Your Serious Money. Professionally Managed.(R)

SMITH BARNEY
SMALL CAP GROWTH
OPPORTUNITIES FUND

SHAREHOLDER REPORTS Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
The Statement of Additional Information provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the Statement of Additional Information (without charge) by contacting your Service Agent, by calling Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: PUBLIC INFO@SEC.GOV, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(SM) Your Serious Money. Professionally Managed. is a registered service mark of Citigroup Global Markets Inc.

(Investment Company Act file no. 811-4007)

FD02716  02/05

                                   PROSPECTUS
                               ------------------

-------------------------------------------------------------------------------
                                  SMITH BARNEY
                                 SHORT DURATION
                                   MUNICIPAL
                                  INCOME FUND
-------------------------------------------------------------------------------

Class A, B, C and Y Shares

February 25, 2005


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

                              [Logo] Smith Barney
                                     Mutual Funds

                Your Serious Money. Professionally Managed.(SM)


-------------------------------------------------------------------------------
INVESTMENT PRODUCTS: NOT FDIC INSURED  o  NO BANK GUARANTEE  o  MAY LOSE VALUE
-------------------------------------------------------------------------------

SMITH BARNEY SHORT DURATION
MUNICIPAL INCOME FUND

-------------------------------------------------------------------------------
CONTENTS
-------------------------------------------------------------------------------

Investments, risks and performance .....................................     2

More on the fund's investments .........................................     9

Management .............................................................    11

Choosing a class of shares to buy ......................................    13


Comparing the fund's classes ...........................................    16

Sales charges ..........................................................    17

More about deferred sales charges ......................................    20

Buying shares ..........................................................    21

Exchanging shares ......................................................    22

Redeeming shares .......................................................    24

Other things to know about share transactions ..........................    26

Dividends, distributions and taxes .....................................    29

Share price ............................................................    31

Financial highlights ...................................................    33


The fund is a series of Smith Barney Trust II, a Massachusetts business trust.

-------------------------------------------------------------------------------
INVESTMENTS, RISKS AND PERFORMANCE
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The fund seeks to generate high current income exempt from regular federal income tax while preserving capital.

PRINCIPAL INVESTMENT STRATEGIES

KEY INVESTMENTS As a matter of fundamental policy, under normal circumstances, the fund invests at least 80% of its assets in municipal securities and in participation or other interests in municipal securities issued by banks, insurance companies or other financial institutions. Municipal securities are debt obligations issued by states and certain other municipal issuers, their political subdivisions, agencies and public authorities, and other qualifying issuers. The interest on these securities is excluded from gross income for federal income tax purposes. As a result, the interest on these securities normally is lower than it would be if the securities were subject to federal taxation. Interest on some of these securities may be subject to federal alternative minimum tax.

The fund may invest in obligations with any maturity. However, the fund normally maintains an average portfolio duration of three years or less. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The shorter a security's duration, the less sensitive it generally is to changes in interest rates. Similarly, a fund with a shorter average portfolio duration generally is less sensitive to changes in interest rates than a fund with a longer average portfolio duration.

Under normal circumstances at least 80% of the fund's net assets are invested in municipal securities that are rated investment grade at the time of purchase or if unrated, are of comparable quality in the manager's opinion.

Although the fund seeks to minimize risk by investing in municipal securities from a number of different states and localities, the fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region. The fund attempts to minimize the volatility in its net asset value per share, although there can be no assurance that this will be the case.

The fund may use derivatives, such as options, financial futures and swaps, including for the purpose of adjusting the average portfolio duration. In calculating the fund's average portfolio duration, the fund's derivative positions will be taken into account.

SELECTION PROCESS The manager selects securities that it believes have strong credit quality and are attractively priced. These may include investments with unusual features or privately placed issues that are not widely followed in the fixed income marketplace. In selecting individual securities, the manager:

[ ] Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market

[ ] Considers the potential impact of supply/ demand imbalances for fixed versus variable rate securities and for obligations of different states, the yield available for securities with different durations and a security's duration in light of the outlook for the issuer and its sector and interest rates

[ ] May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

[ ] Interest rates rise, causing the value of the fund's portfolio to decline

[ ] The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or the security's credit rating is downgraded

[ ] Municipal securities fall out of favor with investors

[ ] The fund's derivative contracts do not perform as expected

[ ] Rising interest rates result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes and the fund's share price more volatile (so called "extension risk")

[ ] Legislation unfavorably affects the tax-exempt status of municipal securities or otherwise reduces the tax benefit of investing in municipal securities

[ ] The manager's judgment about the attractiveness, value or income potential of a particular security proves to be incorrect

Some of the fund's income distributions may be, and distributions of the fund's gains generally will be, subject to federal taxation. The fund may realize taxable gains on the sale of its securities or on transactions in futures contracts and other derivatives. Some of the fund's income may be subject to regular federal tax or the federal alternative minimum tax. In addition, distributions of the fund's income and gains will generally be subject to state income taxation.

WHO MAY WANT TO INVEST The fund may be an appropriate investment if you:

[ ] Are a taxpayer in a high federal tax bracket seeking income exempt from regular federal taxation

[ ] Currently have exposure to other asset classes and are seeking to broaden your investment portfolio

[ ] Are willing to accept the risks of municipal securities, but are seeking to diversify your investment among issuers of different states

[ ] Are seeking higher yield than from a municipal money market fund but are also willing to accept some fluctuation in net asset value and less income than from a longer term municipal bond fund

PERFORMANCE INFORMATION


The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual total returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund's Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on the distributions and the redemption of shares and the reinvestment of distributions and dividends at the end of the period. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


-------------------------------------------------------------------------------
                        TOTAL RETURN FOR CLASS A SHARES
-------------------------------------------------------------------------------


                      2004                            0.54%


                        CALENDAR YEAR ENDED DECEMBER 31

HIGHEST AND LOWEST QUARTER RETURNS
(FOR PERIODS SHOWN IN THE BAR CHART)


Highest: 1.12% in 3rd quarter 2004
Lowest: (0.93)% in 2nd quarter 2004


-------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                          (FOR PERIODS ENDED 12/31/04)
-------------------------------------------------------------------------------

                                                         SINCE     INCEPTION
                                             1 YEAR    INCEPTION      DATE


Class A Return Before Taxes                 (1.44)%     (0.14)%     3/17/03
Class A Returns After Taxes on
Distributions(1)                            (1.44)%     (0.14)%     3/17/03

Class A Returns After Taxes on
Distributions and Sale of Fund Shares(1)    (0.27)%       0.14%     3/17/03
Class B Return Before Taxes                 (4.74)%     (1.59)%     3/17/03

Class C Return Before Taxes(2)                0.18%       0.61%     3/17/03
Class Y Return Before Taxes                   0.48%       0.45%     11/14/03

Lehman Brothers Three-Year Municipal Bond
Index(3)                                      1.78%       2.08%        **

 ** Index comparison for the Class Y shares begins on 11/14/03. Index comparison for each of the Class A, B, and C shares begins on 3/17/03.


(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B and Class C shares will vary.

(2) Effective as of April 29, 2004, Class L shares were renamed Class C shares. Effective February 2, 2004, the initial sales charge of 1.00% on those shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.

(3) The Lehman Brothers Three-Year Municipal Bond Index is a broad measure of the municipal bond market with maturities of approximately three years. It is not possible to invest directly in the Lehman Brothers Three-Year Municipal Bond Index. The Index does not reflect deductions for fees, expenses or taxes.

FEE TABLE

This table sets forth the fees and expenses you may pay if you invest in fund shares.

-------------------------------------------------------------------------------
                                SHAREHOLDER FEES
-------------------------------------------------------------------------------
(fees paid directly from your
investment)                              CLASS A   CLASS B   CLASS C  CLASS Y

Maximum sales charge (load) imposed on
purchases (as a % of offering price)     2.00%(1)   (2)      None       None

Maximum deferred sales charge (load)
(as a % of the lower of net asset
value at purchase or redemption)      None(1)(3)  5.00%(2)   None(3)    None

-------------------------------------------------------------------------------
                       ANNUAL FUND OPERATING EXPENSES(4)
-------------------------------------------------------------------------------


(expenses deducted from fund assets)    CLASS A   CLASS B   CLASS C   CLASS Y

Management fee                           0.45%     0.45%     0.45%     0.45%
Distribution (12b-1) fees
(includes service fees)                  0.15%     0.50%     0.50%     0.00%

Other expenses                           0.18%     0.18%     0.18%     0.18%
Total annual fund operating
expenses*                                0.78%     1.13%     1.13%     0.63%

*Because of voluntary waivers and/or
 reimbursements, actual total
 operating expenses are expected to be:  0.75%     1.10%     1.10%     0.60%


 (1) You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within six months of their purchase, you will pay a deferred sales charge of 0.50%.
 (2) Class B shares are available only in an exchange from another Smith Barney fund. The previously held fund's deferred sales charge (up to 5.00%) will continue to apply.
 (3) Class A and C shares acquired in an exchange from another Smith Barney fund subject to a deferred sales charge remain subject to the original fund's deferred sales charge while held in the fund.
 (4) Based on fees and expenses for the fiscal year ended October 31, 2004.

EXAMPLE

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

[ ] You invest $10,000 in the fund for the periods shown

[ ] Your investment has a 5% return each year -- the assumption of a 5% return is required by the Securities and Exchange Commission ("SEC") for purposes of this example and is not a prediction of the fund's future performance

[ ] You reinvest all distributions and dividends without a sales charge

[ ] The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

-------------------------------------------------------------------------------
                      NUMBER OF YEARS YOU OWN YOUR SHARES
-------------------------------------------------------------------------------

                                    1 YEAR    3 YEARS    5 YEARS    10 YEARS


Class A
(with or without redemption)         $278      $444       $625       $1,147

Class B
(redemption at end of period)        $615      $659       $722       $1,277*

Class B
(no redemption)                      $115      $359       $622       $1,277*

Class C
(with or without redemption)         $115      $359       $622       $1,375

Class Y
(with or without redemption)         $ 64      $202       $351       $  786

* Assumes conversion to Class A shares approximately eight years after purchase.


-------------------------------------------------------------------------------
MORE ON THE FUND'S INVESTMENTS
-------------------------------------------------------------------------------

MUNICIPAL SECURITIES Municipal securities are debt obligations issued by states and certain other municipal issuers, their political subdivisions, agencies and public authorities, and other qualifying issuers. The municipal securities in which the fund may invest include debt obligations issued by certain governmental issuers such as Puerto Rico, the Virgin Islands and Guam, general obligation bonds, revenue bonds, municipal leases, qualified private activity bonds and participation and other interests in such investments. These securities may pay interest at fixed, variable or floating rates.

The participation and other interests in municipal securities in which the fund may invest may be issued by banks and other financial institutions and/or backed by bank obligations. This means that an investment in the fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.

OTHER DEBT SECURITIES Interest on some of the fund's investments may be subject to federal alternative minimum tax. In addition, the fund may invest up to 20% of its net assets in debt securities that pay interest that is subject to regular federal income taxes. The fund may invest in money market instruments and short term debt securities, including repurchase agreements, for cash management purposes and to generate income.

DERIVATIVE CONTRACTS The fund may, but need not, use derivatives, such as futures contracts, options, and interest rate and other swaps for any of the following purposes:

[ ] To hedge against the economic impact of adverse changes in the market value of portfolio securities due to changes in interest rates

[ ] To synthetically adjust the average duration of the fund's investment portfolio (for example, by entering into futures contracts to reduce the portfolio's average duration to three years or less)

[ ] As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, interest rates or indices. If the fund invests in derivatives, even a small investment can have a big impact on the fund. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund's holdings. Also, there may be an imperfect correlation between a derivative and the related underlying portfolio position, with the result that the desired economic benefit may not be obtained. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and the counterparty may fail to honor contract terms. Also, derivatives may not be available on terms that make economic sense (for example, they may be too costly).

DEFENSIVE INVESTING The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information ("SAI"). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could affect the fund's investment performance.

Except for its policy as to investing in municipal securities, the fund's goals and strategies may be changed without shareholder approval.


PORTFOLIO HOLDINGS The fund's policies and procedures with respect to the disclosure of its portfolio securities are described in the SAI.

-------------------------------------------------------------------------------
MANAGEMENT
-------------------------------------------------------------------------------


MANAGER The fund's investment adviser is Smith Barney Fund Management LLC ("SBFM" or the "manager"), a registered investment adviser and a part of Citigroup Asset Management ("CAM"), the global asset management arm of Citigroup, Inc. ("Citigroup"). The manager's address is 399 Park Avenue Street, New York, New York 10022. The manager selects the fund's investments and oversees its operations. The manager and the fund's distributor are affiliates of Citigroup. Citigroup businesses offer a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

Joseph P. Deane and David Fare have been responsible for the day-to-day management of the fund's portfolio since the fund's inception. Mr. Deane is an investment officer of the manager and a senior vice president and managing director of CGM. Mr. Fare is an investment officer of the manager and a director of CGM. Mr. Deane has been with CGM or its predecessor companies since 1977. Mr. Fare has been with CGM or its predecessor companies since 1989.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use material inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.


MANAGEMENT FEES For the fiscal year ended October 31, 2004, the manager received a fee, after waivers, of 0.42% of the fund's average day net assets.

DISTRIBUTION PLAN The fund has adopted a Rule 12b-1 distribution plan for its Class A, Class B and Class C shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.


In addition, the fund's distributors may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar arrangements.

The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include the fund's distributor and other affiliates of SBFM, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb ("Citicorp Trust") serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain functions including shareholder record keeping and accounting services.


RECENT DEVELOPMENTS In connection with an investigation previously disclosed by Citigroup, the Staff of the SEC has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the fund's investment manager and other investment advisory companies; Citicorp Trust Bank (CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and the other two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.


In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.


Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

-------------------------------------------------------------------------------
CHOOSING A CLASS OF SHARES TO BUY
-------------------------------------------------------------------------------

You can choose among four classes of shares: Smith Barney Classes A, B, C and
Y. Smith Barney Class B shares are only available through exchange purchases. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:


[ ] How much you plan to invest.
[ ] How long you expect to own the shares.
[ ] The expenses paid by each class detailed in the Fee Table and Example at the front of this Prospectus.
[ ] Whether you qualify for any reduction or waiver of sales charges.

You may buy shares from:

[ ] Certain broker/dealers, financial intermediaries, financial institutions or a distributor's financial consultants (each called a "Service Agent").
[ ] The fund, but only if you are investing through certain qualified plans or Service Agents.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

For more information about whether you may be able to buy shares directly from the fund, contact your Service Agent or consult the SAI.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

-------------------------------------------------------------------------------
                              INITIAL                             ADDITIONAL
-------------------------------------------------------------------------------

                                          CLASS B
                                         (EXCHANGE
                              CLASSES    PURCHASES                ALL
                              A AND C      ONLY)       CLASS Y     CLASSES

General                        $1,000      $1,000    $15 million     $50
Monthly Systematic
Investment Plans                $25         $25          n/a         $25
Quarterly Systematic
Investment Plans                $50         $50          n/a         $50
Uniform Gifts or Transfers
to Minor Accounts               $250        $250     $15 million     $50

More information about the fund's classes of shares is available through the Smith Barney Mutual Funds' website. You'll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

[ ] the front-end sales charges that apply to the purchase of Smith Barney
    Class A shares
[ ] the deferred sales charges that apply to the redemption of Smith Barney
    Class B and Smith Barney Class C shares
[ ] who qualifies for lower sales charges on Smith Barney Class A shares
[ ] who qualifies for a sales load waiver


Go to https://www.smithbarneymutualfunds.com and click on the name of the fund.


COMPARING THE FUND'S CLASSES

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose. Before choosing your share class, you should review the fee table and example at the front of this prospectus carefully. Fees and expenses may vary over time.

-------------------------------------------------------------------------------
               CLASS A          CLASS B          CLASS C          CLASS Y
-------------------------------------------------------------------------------
KEY FEATURES  [ ] Initial     [ ] Available    [ ] No initial   [ ] No initial
                  sales           only in an       or deferred      or deferred
                  charge          exchange         sales charge     sales charge
              [ ] You may         from         [ ] Does not     [ ] Must invest
                  qualify for     another fund     convert to       at least $15
                  reduction   [ ] No initial       Class A          million
                  or waiver       sales charge [ ] Higher       [ ] Lower annual
                  of initial  [ ] Converts to      annual           expenses
                  sales           Class A          expenses         than
                  charge          after            than             the other
              [ ] Lower annual    8 years          Class A          classes
                  expenses    [ ] Deferred
                  than            sales charge
                  Class B and     based on
                  Class C         that
                                  of the fund
                                  owned prior
                                  to exchange
                              [ ] Higher annual
                                  expenses than
                                  Class A
-------------------------------------------------------------------------------
INITIAL       2.00%; waived   None              None             None
SALES         for certain
CHARGE        investors. No
              charge for
              purchases of
              $500,000 or
              more
-------------------------------------------------------------------------------
DEFERRED      0.50% on        Up to 5.00%       None             None
SALES         purchases of    charged when
CHARGE        $500,000 or     you redeem
              more if you     shares; the
              redeem within   charge is
              6 months of     reduced over
              purchase        time and there
                              is no deferred
                              sales charge
                              after 5 years
-------------------------------------------------------------------------------
ANNUAL        0.15% of        0.50% of          0.50% of         None
DISTRIBUTION  average daily   average daily     average daily
AND SERVICE   net assets      net assets        net assets
FEES
-------------------------------------------------------------------------------
EXCHANGE      Class A shares  Class B shares    Class C shares   Class Y shares
PRIVILEGE*    of most Smith   of most Smith     of most Smith    of most Smith
              Barney funds    Barney funds      Barney funds     Barney funds
-------------------------------------------------------------------------------
* Ask your Service Agent for the Smith Barney funds available for exchange.

-------------------------------------------------------------------------------
SALES CHARGES
-------------------------------------------------------------------------------

CLASS A SHARES

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase.

The table below also shows the amount of broker/ dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributor may not retain any portion of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

-------------------------------------------------------------------------------
                                   SALES CHARGE AS A % OF     BROKER/DEALER
                                 --------------------------    COMMISSION
                                  OFFERING     NET AMOUNT       AS A % OF
AMOUNT OF PURCHASE                PRICE (%)   INVESTED (%)   OFFERING PRICE
-------------------------------------------------------------------------------

Less than $500,000                  2.00          2.04            2.00

$500,000 or more                     -0-           -0-         up to 0.50*

* The distributor may pay up to 0.50% to a Service Agent for purchase amounts of $500,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 1.00% from the distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1.00% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

INVESTMENTS OF $500,000 OR MORE You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within six months of purchase, you will pay a deferred sales charge of 0.50%.

QUALIFYING FOR A REDUCED CLASS A SALES CHARGE There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoint in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund's sub-transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. You may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.

ACCUMULATION PRIVILEGE -- lets you combine the current total net asset value of all Class A shares of the fund and other Smith Barney funds that are owned:

[ ] by you, or

[ ] by your spouse and children under the age of 21,

and that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

LETTER OF INTENT -- lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include the dollar amount of purchases on which you paid a sales charge within 90 days before you sign the letter.

WAIVERS FOR CERTAIN Class A INVESTORS Class A initial sales charges are waived for certain types of investors, including:

[ ] Employees of NASD members

[ ] Investors participating in "wrapfree" or asset allocation programs or other fee-based arrangements sponsored by affiliated and non- affiliated broker-dealers and other financial institutions that have entered into agreements with Citigroup Global Markets Inc., the fund's distributor

[ ] Investors who redeemed Class A shares of a Smith Barney fund in the past
    60 days, if the investor's Service Agent is notified

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the sub-transfer agent at the time of purchase.


If you want to learn more about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual Funds' website: https://www.smithbarneymutualfunds.com and click on the name of the fund.


CLASS B SHARES

Class B shares, which are available only through exchanges of Class B shares of other Smith Barney funds, are purchased at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment in a Smith Barney fund, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

-------------------------------------------------------------------------------
YEAR AFTER PURCHASE         1ST     2ND     3RD   4TH   5TH   6TH THROUGH 8TH
-------------------------------------------------------------------------------
Deferred sales charge        5%      4%     3%     2%    1%          0%

Service Agents receive a service fee at an annual rate equal to 0.50% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion After eight years from original purchase payment of Class B shares, such shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses than Class B shares. Your Class B shares will convert to Class A shares as follows:

-------------------------------------------------------------------------------
SHARES ISSUED:                            SHARES ISSUED:
UPON EXCHANGE FROM ANOTHER SMITH BARNEY   ON REINVESTMENT OF DIVIDENDS
FUND                                      AND DISTRIBUTIONS
-------------------------------------------------------------------------------

On the date the shares originally         In same proportion as the number of
acquired would have converted into        Class B shares converting is to total
Class A shares                            Class B shares you own (excluding
                                          shares issued as dividends)

CLASS C SHARES

You buy Class C shares (available through certain Service Agents) at net asset value with no initial sales charge. However, if you redeem your shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Service Agents selling Class C shares receive a commission of up to 1.00% of the purchase price of Class C shares that they sell and starting in the 13th month after purchase, Service Agents also will receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares received by them.

CLASS Y SHARES

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

-------------------------------------------------------------------------------
MORE ABOUT DEFERRED SALES CHARGES
-------------------------------------------------------------------------------

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

[ ] Shares exchanged for shares of another Smith Barney fund
[ ] Shares representing reinvested distributions and dividends
[ ] Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, the amount of the deferred sales charge you paid will be deducted from the amount of sales charge due on any other purchase of Smith Barney fund shares, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

DEFERRED SALES CHARGE WAIVERS

The deferred sales charge for each share class will generally be waived:

[ ] On payments made through certain systematic withdrawal plans

[ ] For involuntary redemptions of small account balances

[ ] For 12 months following the death or disability of a shareholder


If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual Funds' website: https://www.smithbarneymutualfunds.com and click on the name of the fund.


-------------------------------------------------------------------------------
BUYING SHARES
-------------------------------------------------------------------------------


If you are purchasing fund shares through your investment professional, he or she will guide you through the process of opening an account, as follows.

Through a Service Agent  You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

                         Your Service Agent may charge an annual account maintenance fee.
--------------------------------------------------------------------------------

       Through the fund  Certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

                         [ ] Write the fund at the following address to open
                             an account or buy shares:

                               SMITH BARNEY SHORT DURATION MUNICIPAL
                               INCOME FUND
                               (SPECIFY CLASS OF SHARES)
                               c/o PFPC INC.
                               P.O. BOX 9699
                               PROVIDENCE, RI 02940-9699

                         [ ] Enclose a check to pay for the shares.
                         [ ] For more information, please call Smith Barney
                             Mutual Funds Shareholders Services at
                             1-800-451-2010.

--------------------------------------------------------------------------------

   Through a systematic  You may authorize your Service Agent or the sub-
        investment plan  transfer agent to transfer funds automatically from
                         (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, to buy shares on a regular basis.

                         [ ] Amounts transferred should be at least $25
                             monthly or $50 quarterly
                         [ ] If you do not have sufficient funds in your
                             account on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee

                         For more information, contact your Service Agent or the transfer agent or consult the SAI.

-------------------------------------------------------------------------------
EXCHANGING SHARES
-------------------------------------------------------------------------------

  Smith Barney offers a You should contact your Service Agent to exchange distinctive family of into other Smith Barney funds. Be sure to read the funds tailored to help prospectus of the Smith Barney fund into which you meet the varying needs are exchanging. An exchange is a taxable transaction.
of both large and small
              investors  [ ] You may exchange Class A, Class B, Class C and
                             Class Y shares only for shares of the same class of another Smith Barney fund. Not all Smith Barney funds offer all classes.
                         [ ] Not all Smith Barney funds may be offered in
                             your state of residence. Contact your Service Agent or the transfer agent for further information.
                         [ ] Exchanges of Class A, B, and C shares are
                             subject to minimum investment requirements (except for systematic investment plan exchanges) and all shares are subject to the other requirements of the fund into which exchanges are made.
                         [ ] If you hold share certificates, the transfer
                             agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.
                         [ ] The fund may suspend or terminate your exchange
                             privilege if you engage in an excessive pattern of exchanges.
-------------------------------------------------------------------------------

   Waiver of additional Your shares will not be subject to an initial sales sales charges charge at the time of the exchange.

                         Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge, except as noted below. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced. You may be required to pay up to a 1% deferred sales charge in the event that, at some future date, you redeem Class A or Class C shares of other Smith Barney funds that have been acquired as a result of an exchange from shares of this fund. This charge could apply if you did not pay initial or deferred sales charges when you first purchased your shares, and redemption occurs within one year of the exchange. This one year period may be shortened to as little as six months, depending on how long you held Class A shares in the Smith Barney Short Duration Municipal Income Fund. Contact your Service Agent for more information.
-------------------------------------------------------------------------------


           By telephone  If you do not have a brokerage account with
                         a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange ("NYSE") is open. Shareholders should call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.


                         You can make telephone exchanges only between accounts that have identical registrations.
--------------------------------------------------------------------------------

                By mail If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on the following page.

-------------------------------------------------------------------------------
REDEEMING SHARES
-------------------------------------------------------------------------------

              Generally  Contact your Service Agent to redeem shares of the fund.

                         If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before you may redeem.

                         If the shares are held by a fiduciary or corporation, other documents may be required.

                         Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                         Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined after receipt.

                         If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
-------------------------------------------------------------------------------
                By mail For accounts held directly at the fund, send written requests to the fund at the following address:

                             SMITH BARNEY SHORT DURATION MUNICIPAL
                             INCOME FUND
                             (SPECIFY CLASS OF SHARES)
                             c/o PFPC INC.
                             P.O. BOX 9699
                             PROVIDENCE, RI 02940-9699

                         Your written request must provide the following:

                         [ ] The name of the fund and your account number

                         [ ] The class of shares and the dollar amount or
                             number of shares to be redeemed

                         [ ] Signatures of each owner exactly as the account
                             is registered

-------------------------------------------------------------------------------
           By telephone  If you do not have a brokerage account with
                         a Service Agent, you may be eligible to redeem shares by telephone (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Shareholders should call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

                         Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer
                         (ACH) to a bank account designated on your
                         authorization form. You must submit a new
                         authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on a wire or an electronic transfer (ACH).
-------------------------------------------------------------------------------

         Automatic cash You can arrange for the automatic redemption of a withdrawal plans portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge. The following conditions apply:

                         [ ] Your shares must not be represented by
                             certificates

                         [ ] All dividends and distributions must be
                             reinvested

                         For more information, contact your Service Agent or consult the SAI.

-------------------------------------------------------------------------------
OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS
-------------------------------------------------------------------------------

When you buy, exchange or redeem shares, your request must be in writing and be in good order. This means you have provided the following information, without which your request will not be processed:

[ ] Name of the fund
[ ] Your account number
[ ] Class of shares being bought, exchanged or redeemed
[ ] Dollar amount or number of shares being bought, exchanged or redeemed
[ ] Signature of each owner exactly as the account is registered

The fund's sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent, nor the sub-transfer agent will bear any liability for such transactions.

SIGNATURE GUARANTEES To be in good order, your redemption request must include a signature guarantee if you:

[ ] Are redeeming over $50,000
[ ] Instruct the sub-transfer agent to mail the check to an address different from the one on your account
[ ] Changed your account registration
[ ] Want the check paid to someone other than the account owner(s)
[ ] Are transferring the redemption proceeds to an account with a different registration
[ ] Are sending signed share certificates or stock powers to the sub-transfer agent

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

[ ] Suspend the offering of shares
[ ] Waive or change minimum and additional investment amounts
[ ] Reject any purchase or exchange order
[ ] Change, revoke or suspend the exchange privilege
[ ] Suspend telephone transactions
[ ] Suspend or postpone redemptions of shares on any day when trading on the
    NYSE is restricted, or as otherwise permitted by the SEC
[ ] Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

SMALL ACCOUNT BALANCES/MANDATORY REDEMPTIONS If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information contact your Service Agent or the transfer agent or consult the SAI.

FREQUENT PURCHASES AND SALES OF FUND SHARES Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund's portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the fund's long term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund's performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund's share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund's portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the Board of Directors of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund's ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor's trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund's service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.


The fund's policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund's portfolio holdings, as such information may be used for market timing and similar abusive practices.

The fund's policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the fund's Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund's performance, and its long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.


SHARE CERTIFICATES Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

-------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS Each business day when the fund determines its net asset value, it calculates the fund's net income and declares dividends for all shareholders of record. Shares begin to accrue dividends on the day after your purchase order becomes effective. You will receive dividends for the day on which your redemption order becomes effective. Dividends are distributed once a month, on or before the last business day of the month.

Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional fund shares.

Taxes The following discussion is very general. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

You may receive three different types of distributions from the fund: exempt interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt interest dividends, which are exempt from federal income tax, but may be subject to state or local income taxes. For other distributions, and when you redeem or exchange shares, you will generally have to pay federal income taxes, as well as any state and local taxes, as summarized in the following table:

-------------------------------------------------------------------------------
TRANSACTION                                   FEDERAL TAX STATUS
-------------------------------------------------------------------------------

Redemption or exchange of shares              Usually capital gain or loss;
                                              long-term only if shares owned
                                              more than one year

Exempt interest dividends                     Exempt from federal income tax

Distributions on net capital gain             Long-term capital gain net
(excess of long-term capital gain
over net short term capital loss)

Ordinary dividends (including                 Ordinary income
distributions of net short-term
capital gain)

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The fund does not expect any distributions to be treated as "qualified dividend income" which is taxed at reduced rates. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may effectively be a return of a portion of your investment.


After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the fund will withhold federal income tax at the rate of 30% (or lower treaty rate) on ordinary dividends and other payments that are subject to such withholding. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to back-up withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Back-up withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither residents nor citizens of the United States. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.


-------------------------------------------------------------------------------
SHARE PRICE
-------------------------------------------------------------------------------


You may buy, exchange or redeem shares at their net asset value, next determined after receipt of your request in good order, plus any applicable sales charge. For each class of shares, net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board of Directors has approved procedures to be used to value the fund's securities for the purposes of determining the fund's net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Directors. The Board of Directors has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market values determined at the close of trading on the NYSE. Debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment's fair value. The market value of a security is typically determined by third party pricing vendors using a variety of pricing techniques and methodologies. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined by the manager, using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund's net asset value is calculated.


Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the sub-transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the fund's sub-transfer agent before the sub-transfer agent's close of business.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------


The financial highlights tables are intended to help you understand the performance of each class since inception of the fund. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report (available upon request). Effective April 29, 2004, Class L shares of the fund were renamed Class C shares.

--------------------------------------------------------------------------------------------------
CLASS A SHARES(1)
--------------------------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK
                                                                FOR YEAR ENDED OCTOBER 31,
                                                       --------------------------------------------
                                                            2004                           2003(2)
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $5.01                            $5.00
---------------------------------------------------------------------------------------------------
Income from operations:
  Net investment income                                      0.09                             0.05
  Net realized and unrealized gain (loss)                   (0.07)                            0.01
---------------------------------------------------------------------------------------------------
Total income from operations                                 0.02                             0.06
---------------------------------------------------------------------------------------------------
Less dividends from:
  Net investment income                                     (0.09)                           (0.05)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                              $4.94                            $5.01
---------------------------------------------------------------------------------------------------
Total return(3)                                              0.50%                            1.10%(+)
---------------------------------------------------------------------------------------------------
Net assets, end of period (000s)                         $135,952                          $76,033
---------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses(4)                                                0.75%                            0.73%+
  Net investment income                                      1.90                             1.54+
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        27%                              10%
---------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period March 17, 2003 (inception date) to October 31, 2003.
(3) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4) The manager waived a portion of its management fee for the year ended October 31, 2004, and the period ended October 31, 2003. If such fees were not waived, the actual annualized expense ratios would have been 0.78% and 1.18%, respectively.
(+) Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.


--------------------------------------------------------------------------------------------------
CLASS B SHARES(1)
--------------------------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK
                                                                 FOR YEAR ENDED OCTOBER 31,
                                                       --------------------------------------------
                                                            2004                           2003(2)
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $5.01                            $5.00
---------------------------------------------------------------------------------------------------
Income from operations:
  Net investment income                                      0.08                             0.04
  Net realized and unrealized gain (loss)                   (0.07)                            0.01
---------------------------------------------------------------------------------------------------
Total income from operations                                 0.01                             0.05
---------------------------------------------------------------------------------------------------
Less dividends from:
  Net investment income                                     (0.08)                           (0.04)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                              $4.94                            $5.01
---------------------------------------------------------------------------------------------------
Total return(3)                                              0.16%                            0.90%(+)
---------------------------------------------------------------------------------------------------
Net assets, end of period (000s)                           $3,483                           $2,286
---------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses(4)                                                1.10%                            1.07%+
  Net investment income                                      1.58                             1.20+
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        27%                              10%
---------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period March 19, 2003 (inception date) to October 31, 2003.
(3) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4) The manager waived a portion of its management fee for the year ended October 31, 2004, and the period ended October 31, 2003. If such fees were not waived, the actual annualized expense ratios would have been 1.13% and 1.53%, respectively.
(+) Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.


---------------------------------------------------------------------------------------------------
  Class C Shares(1)(2)
---------------------------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK
                                                                 FOR YEAR ENDED OCTOBER 31,
                                                        ------------------------------------------
                                                            2004                           2003(3)
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $5.01                            $5.00
---------------------------------------------------------------------------------------------------
Income from operations:
  Net investment income                                      0.08                             0.03
  Net realized and unrealized gain (loss)                   (0.07)                            0.01
---------------------------------------------------------------------------------------------------
Total income from operations                                 0.01                             0.04
---------------------------------------------------------------------------------------------------
Less dividends from:
  Net investment income                                     (0.08)                           (0.03)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                              $4.94                            $5.01
---------------------------------------------------------------------------------------------------
Total return(4)                                              0.14%                            0.88%(+)
---------------------------------------------------------------------------------------------------
Net assets, end of period (000s)                          $47,838                          $39,417
---------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses(5)                                                1.10%                            1.07%+
  Net investment income                                      1.54                             1.21+
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        27%                              10%
---------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Effective April 29, 2004, Class L shares were renamed as Class C shares.
(3) For the period March 18, 2003 (inception date) to October 31, 2003.
(4) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(5) The manager waived a portion of its management fee for the year ended October 31, 2004, and the period ended October 31, 2003. If such fees were not waived, the actual annualized expense ratios would have been 1.13% and 1.52%, respectively.
(+) Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.

-------------------------------------------------------------------------------
CLASS Y SHARES(1)
-------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK

                                                              FOR THE PERIOD
                                                           NOVEMBER 14, 2003
                                                         (INCEPTION DATE) TO
                                                            OCTOBER 31, 2004
Net asset value, beginning of period                                   $5.02
-----------------------------------------------------------------------------
Income From Operations:
  Net investment income                                                 0.10
  Net realized and unrealized loss                                     (0.07)
-----------------------------------------------------------------------------
Total income from operations                                            0.03
-----------------------------------------------------------------------------
Less dividends from:
  Net investment income                                                (0.10)
-----------------------------------------------------------------------------
Net asset value, end of period                                         $4.95
-----------------------------------------------------------------------------
Total return(2)                                                         0.56%(+)
-----------------------------------------------------------------------------
Net assets, end of period (000s)                                        $273
-----------------------------------------------------------------------------
Ratios to average net assets:
  Expenses(3) 0.59%+ Net investment income                              2.08+
-----------------------------------------------------------------------------
Portfolio turnover rate                                                   27%
-----------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3) The manager waived a portion of its management fee for the year ended October 31, 2004. If such fees were not waived, the actual annualized expense ratios would have been 0.63%.
(+) Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.

[Logo] Smith Barney
Mutual Funds
Your Serious Money. Professionally Managed.(R)

SMITH BARNEY
SHORT DURATION
MUNICIPAL
INCOME FUND

SHAREHOLDER REPORTS Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

STATEMENT OF ADDITIONAL INFORMATION
The Statement of Additional Information provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the Statement of Additional Information (without charge) by contacting your Service Agent, by calling Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address:
PUBLICINFO@SEC.GOV, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(SM) Your Serious Money. Professionally
     Managed. is a registered service mark
     of Citigroup Global Markets Inc.

(Investment Company Act file no. 811-4007)

FD02716  02/05

                                   PROSPECTUS
                               ------------------

-------------------------------------------------------------------------------
                                  SMITH BARNEY
                                  DIVERSIFIED
                                   LARGE CAP
                                  GROWTH FUND
-------------------------------------------------------------------------------

Class A, B, C and Y Shares

February 25, 2005


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

                              [Logo] Smith Barney
                                     Mutual Funds

                Your Serious Money. Professionally Managed.(SM)


-------------------------------------------------------------------------------
INVESTMENT PRODUCTS: NOT FDIC INSURED  o  NO BANK GUARANTEE  o  MAY LOSE VALUE
-------------------------------------------------------------------------------

SMITH BARNEY DIVERSIFIED LARGE CAP
GROWTH FUND

-------------------------------------------------------------------------------
CONTENTS
-------------------------------------------------------------------------------

Investments, risks and performance ......................................     2

More on the fund's investments ..........................................     8

Management ..............................................................    11

Choosing a class of shares to buy .......................................    13


Comparing the fund's classes ............................................    16

Sales charges ...........................................................    17

More about deferred sales charges .......................................    21

Buying shares ...........................................................    22

Exchanging shares .......................................................    23

Redeeming shares ........................................................    24

Other things to know about share transactions ...........................    26

Dividends, distributions and taxes ......................................    30

Share price .............................................................    32

Financial highlights ....................................................    34


THE FUND IS A SEPARATE SERIES OF SMITH BARNEY TRUST II, A MASSACHUSETTS BUSINESS TRUST.

-------------------------------------------------------------------------------
INVESTMENTS, RISKS AND PERFORMANCE
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The fund seeks long-term capital growth. Dividend income, if any, is incidental to this goal.

PRINCIPAL INVESTMENT STRATEGIES

KEY INVESTMENTS Under normal market conditions, the fund invests at least 80% of its net assets in the equity securities of large cap issuers and related investments or in other investments with similar economic characteristics. Companies that have market capitalizations with market capitalizations similar to companies in the Russell 1000 Index are considered large cap companies. Securities of companies whose capitalizations no longer meet this definition after purchase by the fund are still considered to have large market capitalizations for the purposes of the fund's 80% policy. The fund may also invest in securities issued by smaller companies.

The fund's equity securities consist primarily of common stocks. The fund may also invest in other equity securities that the manager believes provide opportunities for appreciation, such as preferred stock, warrants and securities convertible into common stock.

SELECTION PROCESS The manager uses a growth approach, emphasizing well-established companies believed to have superior management teams. The manager looks principally for issuers with long histories of strong, relatively predictable earnings growth rates and the products and strategies for continuing above-average growth. The manager seeks issuers that build earnings by increasing sales, productivity and market share rather than by cutting costs. The manager also emphasizes issuers with stable financial characteristics and low debt levels. The fund may continue to hold securities of issuers that become mid cap or small cap issuers if, in the manager's judgment, these securities remain good investments for the fund.

The manager generally uses a "bottom-up" approach when selecting securities for the fund. This means that the manager looks primarily at individual companies with consistent earnings growth against the context of broader market forces.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

[ ] Key economic trends become materially unfavorable, such as rising interest rates and levels of inflation or deflation, or a slowdown of economic growth.
[ ] Stock prices decline generally, or stocks perform poorly relative to other types of investments.
[ ] Large capitalization companies fall out of favor with investors.
[ ] An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests.
[ ] The manager's judgement about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect.

The fund's growth-oriented investment style may increase the risks of investing in the fund. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. Growth securities may also be more volatile than other investments because they often do not pay dividends. The fund may underperform certain other stock funds (those emphasizing value stocks, for example) during periods when growth stocks are out of favor.

See pages 8-10 for more information about the risks of investing in the fund.

WHO MAY WANT TO INVEST The fund may be an appropriate investment if:

[ ] You want to direct a portion of your overall investment portfolio to stocks of large cap issuers.
[ ] You are seeking growth of principal and not current income but are concerned about the high level of market volatility typically associated with more aggressive growth funds.
[ ] You are prepared to accept daily share price fluctuations and possible losses.
[ ] Your investment horizon is longer term -- typically at least five years.

PERFORMANCE INFORMATION


The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual total returns compare with the returns of S&P Barra Growth Index and the Russell 1000 Growth Index. The bar chart and the information below show performance of the fund's Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes and the performance for Class A shares reflects the impact of taxes paid on the distributions and redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

-------------------------------------------------------------------------------
                CALENDAR YEAR TOTAL RETURN -- CLASS A SHARES*
-------------------------------------------------------------------------------

                1995                          27.55%
                1996                          13.84%
                1997                          31.38%
                1998                          37.19%
                1999                          17.18%
                2000                         -17.96%
                2001                         -11.53%
                2002                         -25.34%
                2003                          23.17%
                2004                           1.18%


HIGHEST AND LOWEST QUARTER RETURNS*
(FOR PERIODS SHOWN IN THE BAR CHART)


Highest: 22.62% in 4th quarter 1998
Lowest: (17.66)% in 2nd quarter 2002


* The returns shown for Class A shares include returns for periods before the creation of share classes on January 4, 1999.


-------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                          (FOR PERIODS ENDED 12/31/04)
-------------------------------------------------------------------------------

                                                                     INCEPTION
                               1 YEAR       5 YEARS     10 YEARS        DATE

CLASS A                                                               10/19/90
  Return before taxes         (3.88)%       (8.49)%       7.00%

  Return after taxes on

  distributions(1)            (4.08)%       (8.91)%       5.25%

  Return after taxes on
  distributions and sale
  of fund shares(1)           (2.52)%       (7.09)%       5.55%
-------------------------------------------------------------------------------

                                                          SINCE       INCEPTION
                       1 YEAR     5 YEARS   10 YEARS    INCEPTION        DATE

OTHER CLASSES
(Return before
taxes only)

CLASS B               (4.63)%     (8.41)%      n/a       (4.39)%        1/04/99

CLASS C(2)            (0.65)%       n/a        n/a       (8.67)%        9/22/00

CLASS Y(3)              n/a         n/a        n/a         n/a           n/a
-------------------------------------------------------------------------------

S&P BARRA GROWTH
  INDEX(4)             6.13%      (7.07)%    11.44%      11.91%          (4)

RUSSELL 1000 GROWTH

  INDEX(5)             6.30%      (9.29)%     9.59%        n/a           (5)

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B, Class C and Class Y shares will vary.

(2) Effective April 29, 2004, Class L shares were renamed Class C shares. Effective February 2, 2004, the initial sales charge of 1.00% on Class C shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated during the entire period.


(3) Class Y shares have not been outstanding for a full calendar year.


(4) The S&P Barra Growth Index is an unmanaged, market-capitalization weighted index of stocks in the S&P 500 having higher price-to-book ratios. It is not possible to invest directly in the Index. An index does not reflect deductions for fees, expenses or taxes. Index comparison begins on October 31, 1990. The average annual total returns of the S&P Barra Growth Index since inception of each of the Class B and C shares are (1.87)% and (7.56)%, respectively.

(5) The fund changed its performance benchmark from the S&P Barra Growth Index to the Russell 1000 Growth Index, because the manager believes that the Russell 1000 Growth Index is more representative of the universe of stocks available to the fund for investment. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted values. It is not possible to invest directly in the Index. An index does not reflect deductions for fees, expenses or taxes. Index comparison begins on October 30, 1990. The average total returns of the Russell 1000 Growth Index since the inception of each of the Class B and C shares are (3.30)% and (11.15)%, respectively.


FEE TABLE

This table sets forth the fees and expenses you may pay if you invest in fund shares.

-------------------------------------------------------------------------------
                                SHAREHOLDER FEES
-------------------------------------------------------------------------------

(fees paid directly from
your investment)                     CLASS A    CLASS B    CLASS C   CLASS Y

Maximum sales charge (load)
imposed on purchases
(as a % of offering price)            5.00%      None       None       None

Maximum deferred sales charge
(load) (as a % of the lower of net
asset value at purchase or
redemption)                           None(1)    5.00%      1.00%      None

-------------------------------------------------------------------------------
                       ANNUAL FUND OPERATING EXPENSES(2)
-------------------------------------------------------------------------------


(expenses deducted from
fund assets)                         CLASS A    CLASS B    CLASS C  CLASS Y(3)

Management fee                        0.90%      0.90%      0.90%     0.90%
Distribution (12b-1) fees
(includes service fees)               0.25%      1.00%      1.00%      None

Other expenses                        0.26%      0.28%      0.32%     0.26%
Total annual fund
operating expenses*                   1.41%      2.18%      2.22%     1.16%

* Because of voluntary waivers
  and/or reimbursements,
  actual total operating
  expenses are expected to be:        1.04%      1.79%      1.79%     0.79%


     These fee waivers and reimbursements may be reduced or terminated at any time.
 (1) You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
 (2) Based on fees and expenses for the fiscal year ended October 31, 2004.
 (3) For Class Y shares, "Other Expenses" have been estimated based on expenses incurred by Class A shares, because no Class Y shares were outstanding during the fund's last fiscal year.

EXAMPLE

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

[ ] You invest $10,000 in the fund for the periods shown
[ ] Your investment has a 5% return each year -- the assumption of a 5% return is required by the Securities and Exchange Commission ("SEC") for purposes of this example and is not a prediction of the fund's future performance
[ ] You reinvest all distributions and dividends without a sales charge
[ ] The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

-------------------------------------------------------------------------------
                      NUMBER OF YEARS YOU OWN YOUR SHARES
-------------------------------------------------------------------------------

                                1 YEAR      3 YEARS      5 YEARS       10 YEARS


Class A
(with or without redemption)     $636        $924         $1,233        $2,106

Class B
(redemption at end of period)    $721        $982         $1,269        $2,318*

Class B
(no redemption)                  $221        $682         $1,169        $2,318*

Class C
(redemption at end of period)    $325        $694         $1,190        $2,554

Class C
(no redemption)                  $225        $694         $1,190        $2,554

Class Y
(with or without redemption)     $118        $368         $  638        $1,409

* Assumes conversion to Class A shares approximately eight years after purchase.


-------------------------------------------------------------------------------
MORE ON THE FUND'S INVESTMENTS
-------------------------------------------------------------------------------

DERIVATIVES The fund may, but need not, use derivative contracts, such as futures and forward currency contracts:

[ ] To hedge against changes in the prices of securities held or to be bought or changes in the values (in U.S. dollars) of securities of foreign issuers
[ ] To enhance potential gains
[ ] As a substitute for buying or selling securities
[ ] As a cash flow management technique

Derivatives may have economic characteristics similar to the large cap equity securities held by the fund. In that case, derivative investments will be considered large cap investments for the purpose of the fund's investment policy.

Even a small investment in derivative contracts can have a big impact on the fund's stock and currency rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices or currency rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately or as anticipated to changes in the value of the fund's holdings. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and the counterparty may fail to honor contract terms. Derivatives may not be available on terms that make economic sense (for example, they may be too costly).

FOREIGN INVESTMENTS The fund may invest in foreign securities, including the securities of emerging market issuers. The fund may invest directly in foreign issuers or invest in depositary receipts.

The fund's investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, currency exchange controls and other limitations on the use or transfer of fund assets and political or social instability. The fund could also lose money if the currency in which a security is priced declines in value relative to the U.S. dollar.

In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Foreign markets may offer less protection to investors. Enforcing legal rights may be difficult, costly and slow. There may be special problems enforcing claims against foreign governments.

Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In addition, there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets. Controls or intervention could limit or prevent the fund from realizing value in U.S. dollars from its investment in foreign securities. Fifteen European countries participate in the European Economic and Monetary Union (EMU) and twelve of those countries adopted the euro as their sole currency. Among other things, the EMU entails sharing an official interest rate and adhering to limits on government borrowing by participating countries. The EMU is driven by the expectation of economic benefits; however, there are significant risks associated with the EMU. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to the EMU in the face of changing economic conditions.

Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly.

The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions like currency controls or seizure of private businesses or property are more likely.

SMALL CAP SECURITIES The fund may also invest in common stocks and other securities issued by small companies that have market capitalizations below the top 1,000 stocks of the equity market. The securities of smaller capitalized companies may have more risks than those of larger, more seasoned companies. They may be particularly susceptible to market downturns and their prices may be more volatile, causing the fund's share price to be volatile.

DEBT SECURITIES While the fund expects to invest mainly in equity securities, the fund may also invest in debt securities to a limited extent. The fund's debt securities must be investment grade when the fund purchases them. Less than 5% of the fund's assets may be invested in debt securities rated Baa by Moody's or BBB by Standard & Poor's. Generally, the value of these debt securities will decline if interest rates rise, the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest.

CONVERTIBLE SECURITIES Convertible securities, which are debt securities that may be converted into stock, are subject to the market risks of stocks as well as the risks of debt securities.

CASH MANAGEMENT The fund may hold cash pending investment and may invest in money market instruments, repurchase agreements and reverse repurchase agreements for cash management purposes.

PORTFOLIO TURNOVER The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance. The "Financial highlights" section of this Prospectus shows the fund's historical portfolio turnover rate.

DEFENSIVE INVESTING The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the fund's Statement of Additional Information ("SAI"). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

The fund's goals and strategies may be changed without shareholder approval.


PORTFOLIO HOLDINGS The fund's policies and procedures with respect to the disclosure of its portfolio securities are described in the SAI.


-------------------------------------------------------------------------------
MANAGEMENT
-------------------------------------------------------------------------------

MANAGER The fund's investment manager is Smith Barney Fund Management LLC ("SBFM" or the "manager"), a registered investment adviser and a part of Citigroup Asset Management ("CAM"), the global asset management arm of Citigroup, Inc. ("Citigroup"). The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the fund's investments, oversees its operations, and provides administrative services to the fund. The manager and the fund's distributor are affiliates of Citigroup. Citigroup businesses provide a broad range of financial services - asset management, banking and consumer finance, credit and charge cards, insurance investments, investment banking and trading - and use diverse channels to make them available to consumer and corporate customers around the world.

Dennis A. Johnson, CFA, has been responsible for the management of the fund since May 2004. Mr. Johnson is a managing director of CGM and an investment officer of the manager.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use material inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.


MANAGEMENT FEE For the fiscal year ended October 31, 2004, SBFM, the fund's manager since May 13, 2002, received a fee, after waivers, of 0.52% of the fund's average daily net assets.


SERVICE PLANS The fund has adopted Rule 12b-1 service plans for its Class A, B and C shares. Under each plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the fund's distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include the fund's distributor and other affiliates of SBFM, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT Citicorp Trust Bank, fsb, ("Citicorp Trust") an affiliate of the manager, serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain functions including shareholder record keeping and accounting services.


RECENT DEVELOPMENTS In connection with an investigation previously disclosed by Citigroup, the Staff of the SEC has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the fund's investment manager and other investment advisory companies; Citigroup Trust Bank (CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and the other two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.


In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.


Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.


-------------------------------------------------------------------------------
CHOOSING A CLASS OF SHARES TO BUY
-------------------------------------------------------------------------------

You can choose among four classes of shares: Class A, B, C and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

[ ] How much you plan to invest.
[ ] How long you expect to own the shares.
[ ] The expenses paid by each class detailed in the Fee Table and Example at the front of this Prospectus.
[ ] Whether you qualify for any reduction or waiver of sales charges.

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $50,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

You may buy shares from:

[ ] Certain broker/dealers, financial intermediaries, financial institutions or a distributor's financial consultants (each called a "Service Agent").
[ ] The fund, but only if you are investing through certain qualified plans or Service Agents.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

More information about the fund's classes of shares is available through the Smith Barney Mutual Funds" website. You'll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

[ ] the front-end sales charges that apply to the purchase of Class A shares

[ ] the deferred sales charges that apply to the redemption of Class B and Class C shares

[ ] who qualifies for lower sales charges on Class A shares

[ ] who qualifies for a sales load waiver


Go to https://www.smithbarneymutualfunds.com and click on the name of the fund.

INVESTMENT MINIMUMS Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.


-------------------------------------------------------------------------------
                                             INITIAL                 ADDITIONAL
-------------------------------------------------------------------------------
                                    CLASSES A, B, C     CLASS Y     ALL CLASSES

General                                 $1,000        $15 million       $50

IRAs, Self Employed Retirement
Plans, Uniform Gifts or
Transfers to Minor Accounts             $  250        $15 million       $50

Qualified Retirement
Plans*                                  $   25        $15 million       $25
Simple IRAs                             $    1            n/a           $ 1

Monthly Systematic
Investment Plans                        $   25            n/a           $25
Quarterly Systematic
Investment Plans                        $   50            n/a           $50

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.

-------------------------------------------------------------------------------
COMPARING THE FUND'S CLASSES
-------------------------------------------------------------------------------

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose. Before choosing your share class, you should review the fee table and example at the front of this Prospectus carefully. Fees and expenses may vary over time.

-------------------------------------------------------------------------------
               CLASS A          CLASS B          CLASS C          CLASS Y
-------------------------------------------------------------------------------
KEY FEATURE  [ ] Initial     [ ] No initial    [ ] No initial   [ ] No initial
                 sales           sales charge      sales charge     or deferred
                 charge      [ ] Converts to   [ ] Deferred         sales charge
             [ ] You may         Class A           Sales        [ ] Must invest
                 qualify for     after             charge for       at least $15
                 reduction       8 years           only 1 year      million
                 or waiver   [ ] Higher annual [ ] Does not     [ ] Lower annual
                 of initial      expenses than     convert to       expenses
                 sales           Class A           Class A          than
                 charge          than          [ ] Higher
             [ ] Lower annual    Class A           annual
                 expenses                          expenses
                 than                             the other
                 Class B and                      classes
                 Class C
-------------------------------------------------------------------------------
INITIAL SALES     Up to           None            None            None
CHARGE            5.00%;
                  reduced
                  for large
                  purchases
                  and waived
                  for
                  certain
                  investors.
                  No charge
                  for
                  purchases
                  of
                  $1,000,000
                  or more
-------------------------------------------------------------------------------
DEFERRED SALES    1.00% on        Up to           1.00% if        None
CHARGE            purchases       5.00%           you redeem
                  of              charged         within 1
                  $1,000,000      when you        year of
                  or more if      redeem          purchase
                  you redeem      shares.
                  within 1        The charge
                  year of         is reduced
                  purchase        over time
                                  and there
                                  is no
                                  deferred
                                  sales
                                  charge
                                  after 5
                                  years
-------------------------------------------------------------------------------
ANNUAL            0.25% of        1.00% of        1.00% of        None
DISTRIBUTION      average         average         average
AND SERVICE       daily           daily           daily
FEES              net assets      net assets      net assets
-------------------------------------------------------------------------------
EXCHANGE          Class A         Class B         Class C         Class Y
PRIVILEGE*        shares          shares          shares          shares
                  of most         of most         of most         of most
                  Smith           Smith           Smith           Smith
                  Barney          Barney          Barney          Barney
                  funds           funds           funds           funds
-------------------------------------------------------------------------------

* Ask your Service Agent for the Smith Barney funds available for exchange.

-------------------------------------------------------------------------------
SALES CHARGES
-------------------------------------------------------------------------------

CLASS A SHARES

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge that you pay, depending on the amount that you purchase.

The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

-------------------------------------------------------------------------------
                                                                    BROKER/
                                       SALES CHARGE AS A % OF        DEALER
                                     -----------------------       COMMISSION
                                     OFFERING     NET AMOUNT       AS A % OF
AMOUNT OF PURCHASE                   PRICE (%)   INVESTED (%)    OFFERING PRICE
-------------------------------------------------------------------------------
Less than $25,000                      5.00          5.26             4.50
$25,000 but less than $50,000          4.25          4.44             3.83
$50,000 but less than $100,000         3.75          3.90             3.38
$100,000 but less than $250,000        3.25          3.36             2.93
$250,000 but less than $500,000        2.75          2.83             2.48
$500,000 but less than $1,000,000      2.00          2.04             1.80
$1,000,000 or more                      -0-          -0-          up to 1.00*

* The distributor may pay up to 1.00% to a Service Agent for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 1.00% from the distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1.00% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

INVESTMENTS OF $1,000,000 OR MORE You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%. If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non- qualified retirement plans with an omnibus relationship with the fund, you will not be subject to a deferred sales charge.

QUALIFYING FOR A REDUCED CLASS A SALES CHARGE There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund's sub-transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. You may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.

ACCUMULATION PRIVILEGE -- lets you combine the current total net asset value of all Class A shares of the fund and other Smith Barney funds that are owned

[ ] by you, or
[ ] by your spouse and children under the age of 21

and that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

LETTER OF INTENT -- lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include the dollar amount of purchases on which you paid a sales charge within 90 days before you sign the letter.


WAIVERS FOR CERTAIN CLASS A INVESTORS Class A initial sales charges are waived for certain types of investors, including:


[ ] Employees of NASD members
[ ] Investors participating in "wrap fee" or asset allocation programs or other fee-based arrangements sponsored by affiliated and non- affiliated broker-dealers and other financial institutions that have entered into agreements with Citigroup Global Markets Inc., the fund's distributor
[ ] Investors who redeemed Class A shares of a Smith Barney fund in the past
    60 days, if the investor's Service Agent is notified

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the sub-transfer agent at the time of purchase.


If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual Funds" website: https://www.smithbarneymutualfunds.com and click on the name of the fund.


CLASS B SHARES

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The rate of the deferred sales charge decreases as the number of years since your purchase payment increases.

-------------------------------------------------------------------------------
YEAR AFTER PURCHASE           1ST    2ND   3RD   4TH   5TH   6TH THROUGH 8TH
-------------------------------------------------------------------------------
Deferred sales charge         5%      4%    3%    2%    1%          0%

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares that they sell, except for sales exempt from the deferred sales charge. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.


CLASS B CONVERSION After eight years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses than Class B shares. Your Class B shares will convert to Class A shares as follows:

-------------------------------------------------------------------------------
                            SHARES ISSUED:
SHARES ISSUED:              ON REINVESTMENT OF       SHARES ISSUED:
AT INITIAL                  DIVIDENDS AND            UPON EXCHANGE FROM ANOTHER
PURCHASE                    DISTRIBUTIONS            SMITH BARNEY FUND
-------------------------------------------------------------------------------


Eight years       In the same proportion as the      On the date the shares
after the         number of Class B shares           originally acquired would
date of           converting is to total Class B     have converted into
purchase          shares you own (excluding shares   Class A shares
payment           issued as a dividend)

CLASS C SHARES

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Service Agents selling Class C shares receive a commission of up to 1.00% of the purchase price of the Class C shares that they sell, and starting in the 13th month after purchase, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

CLASS Y SHARES

You buy Class Y shares at net asset value with no initial sales charge and there is no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.


-------------------------------------------------------------------------------
MORE ABOUT DEFERRED SALES CHARGES
-------------------------------------------------------------------------------


The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less. Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

[ ] Shares exchanged for shares of another Smith Barney fund
[ ] Shares representing reinvested distributions and dividends
[ ] Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, the amount of the deferred sales charge you paid will be deducted from the amount of sales charge due on any other purchase of Smith Barney fund shares, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

DEFERRED SALES CHARGE WAIVERS

The deferred sales charge for each share class will generally be waived:

[ ] On payments made through certain systematic withdrawal plans
[ ] On certain distributions from a retirement plan
[ ] For involuntary redemptions of small account balances
[ ] For 12 months following the death or disability of a shareholder


If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual Funds' website: https://www.smithbarneymutualfunds.com and click on the name of the fund.


-------------------------------------------------------------------------------
BUYING SHARES
-------------------------------------------------------------------------------

Through a Service Agent  You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

                         Your Service Agent may charge an annual account maintenance fee.
-------------------------------------------------------------------------------

       Through the fund  Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

                         [ ] Write to the fund at the following address to
                             open an account or buy shares:

                               SMITH BARNEY DIVERSIFIED LARGE CAP GROWTH FUND (SPECIFY CLASS OF SHARES)
                               c/o PFPC INC.
                               P.O. BOX 9699
                               PROVIDENCE, RI 02940-9699

                         [ ] Enclose a check to pay for the shares.
                         [ ] For more information, please call Smith Barney
                             Mutual Funds Shareholder Services at
                             1-800-451-2010.
-------------------------------------------------------------------------------

   Through a systematic  You may authorize your Service Agent or the sub-
        investment plan  transfer agent to transfer funds automatically from
                         (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds in order to buy shares on a regular basis.

                         [ ] Amounts transferred must be at least: $25
                             monthly or $50 quarterly
                         [ ] If you do not have sufficient funds in your
                             account on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee

                         For more information, contact your Service Agent or the transfer agent or consult the SAI.

-------------------------------------------------------------------------------
EXCHANGING SHARES
-------------------------------------------------------------------------------

  Smith Barney offers a  You should contact your Service Agent distinctive family of to exchange into other Smith Barney funds. Be sure to funds tailored to help read the prospectus of the Smith Barney fund into meet the varying needs  you are exchanging. An exchange is a taxable which of both large  transaction.
   and small investors
                         [ ] You may exchange Class A, Class B, Class C and
                             Class Y shares only for shares of the same class of another Smith Barney fund. Not all Smith Barney funds offer all classes.
                         [ ] Not all Smith Barney funds may be offered in
                             your state of residence. Contact your Service Agent or the transfer agent for further information.
                         [ ] Exchanges of Class A, Class B and Class C shares
                             are subject to minimum investment requirements (except for systematic investment plan investments), and all shares are subject to the other requirements of the fund into which exchanges are made.
                         [ ] If you hold share certificates, the transfer
                             agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.
                         [ ] The fund may suspend or terminate your exchange
                             privilege if you engage in an excessive pattern of exchanges.
-------------------------------------------------------------------------------

   Waiver of additional Your shares will not be subject to an initial sales sales charges charge at the time of the exchange.

                         Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, your sales charge will not be reduced.
-------------------------------------------------------------------------------


           By telephone  If you do not have a brokerage account with
                         a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange ("NYSE") is open. Shareholders should call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.


                         You can make telephone exchanges only between accounts that have identical registrations.
--------------------------------------------------------------------------------

                By mail  If you do not have a brokerage account, contact
                         your Service Agent or write to the fund at the address on the following page.
-------------------------------------------------------------------------------
REDEEMING SHARES
-------------------------------------------------------------------------------

              Generally  Contact your Service Agent to redeem shares of the fund.

                         If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before you may redeem.

                         If the shares are held by a fiduciary or corporation, other documents may be required.


                         Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined after receipt.


                         Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                         If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
--------------------------------------------------------------------------------

                By mail For accounts held directly at the fund, send written requests to the fund at the following address:

                             SMITH BARNEY DIVERSIFIED LARGE CAP
                             GROWTH FUND
                             (SPECIFY CLASS OF SHARES)
                             c/o PFPC INC.
                             P.O. BOX 9699
                             PROVIDENCE, RI 02940-9699

                         Your written request must provide the following:

                         [ ] The name of the fund and your account number
                         [ ] The class of shares and the dollar amount or
                             number of shares to be redeemed
                         [ ] Signatures of each owner exactly as the account
                             is registered
--------------------------------------------------------------------------------

           By telephone  If you do not have a brokerage account with
                         a Service Agent, you may be eligible to redeem shares by telephone (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Shareholders should call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

                         Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer
                         (ACH) to a bank account designated on your
                         authorization form. You must submit a new
                         authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on a wire or an electronic transfer (ACH).
-------------------------------------------------------------------------------

         Automatic cash You can arrange for the automatic redemption of a withdrawal plans portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1.00% per month of the value of your shares subject to a deferred sales charge.

                         The following conditions apply:

                         [ ] Your shares must not be represented by
                             certificates
                         [ ] All dividends and distributions must be
                             reinvested

                         For more information, contact your Service Agent or consult the SAI.

-------------------------------------------------------------------------------
OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS
-------------------------------------------------------------------------------

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

[ ] Name of the fund
[ ] Your account number
[ ] Class of shares being bought, exchanged or redeemed
[ ] Dollar amount or number of shares being bought, exchanged or redeemed
[ ] Signature of each owner exactly as the account is registered

The fund's sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent, nor the sub-transfer agent will bear any liability for such transactions.

SIGNATURE GUARANTEES To be in good order, your redemption request must include a signature guarantee if you:

[ ] Are redeeming over $50,000
[ ] Are sending signed share certificates or stock powers to the sub-transfer agent
[ ] Instruct the sub-transfer agent to mail the check to an address different from the one on your account
[ ] Changed your account registration
[ ] Want the check paid to someone other than the account owner(s)
[ ] Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

[ ] Suspend the offering of shares
[ ] Waive or change minimum and additional investment amounts
[ ] Reject any purchase or exchange order
[ ] Change, revoke or suspend the exchange privilege
[ ] Suspend telephone transactions
[ ] Suspend or postpone redemptions of shares on any day when trading on the
    NYSE is restricted, or as otherwise permitted by the SEC
[ ] Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

SMALL ACCOUNT BALANCES/MANDATORY REDEMPTIONS If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds.

In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase.


The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information contact your Service Agent or the transfer agent or consult the SAI.

FREQUENT PURCHASES AND SALES OF FUND SHARES Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund's portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the fund's long term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund's performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund's share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund's portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.


Because of the potential harm to the fund and its long-term shareholders, the Board of Directors of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.


The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund's ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor's trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund's service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The fund's policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund's portfolio holdings, as such information may be used for market timing and similar abusive practices.


The fund's policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the fund's Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund's performance, and its long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.


SHARE CERTIFICATES Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

-------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from capital gains. You do not pay a sales charge on reinvested distributions or dividends. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Service Agent, transfer agent or sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

TAXES The following discussion is very general. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares).

Any tax liability that you owe as a result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

TRANSACTION                                   FEDERAL TAX STATUS

Redemption or exchange of shares              Usually capital gain or loss;
                                              long-term only if shares owned
                                              more than one year

Distributions of net capital gain             Long-term capital gain net
(excess of long-term capital gain
over net short-term capital loss)

Distributions of qualified dividend income    Qualified dividend income

Other ordinary dividends (including           Ordinary income
distributions of net short-term capital
gain)

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. Distributions of qualified dividend income received by a non-corporate shareholder may qualify for a reduced tax rate, provided that the shareholder satisfies certain holding period requirements. Qualified dividend income generally is income derived from dividends from a U.S. corporation; dividends from certain foreign corporations will also qualify. You may want to avoid buying shares when the fund is about to declare a distribution or a dividend, because it will be taxable to you even though it may effectively be a return of a portion of your investment.


After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the fund will withhold federal income tax at the rate of 30% (or lower treaty rate) on ordinary dividends and other payments that are subject to such withholding. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to back-up withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Back-up withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither residents nor citizens of the United States. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.


-------------------------------------------------------------------------------
SHARE PRICE
-------------------------------------------------------------------------------

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, plus any applicable sales charge. For each class of shares, net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.


The Board of Directors has approved procedures to be used to value the fund's securities for the purposes of determining the fund's net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Directors. The Board of Directors has delegated certain valuation functions for the fund to the manager.

The Fund generally values its securities based on market quotations determined at the close of trading on the NYSE. Debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment's fair value. The fund's currency conversions, if any, are done as of when the London stock exchange closes, which is at 12 noon Eastern time. For securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by third party pricing vendors using a variety of pricing techniques and methodologies. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined by the manager, using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund's net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by a pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.


Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

International markets may be open on days when U.S. markets are closed, and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the fund's sub-transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the fund's sub-transfer agent before the sub-transfer agent's close of business.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------


The financial highlights tables are intended to help you understand the performance of each class for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report (available upon request). Effective April 29, 2004, Class L shares of the fund were renamed Class C shares. The fund was formerly known as CitiFunds Large Cap Growth Portfolio.



-----------------------------------------------------------------------------------------------------------------------------
                                                       CLASS A SHARES
-----------------------------------------------------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK

                                                                            YEAR ENDED OCTOBER 31,
                                           ----------------------------------------------------------------------------------
                                             2004(1)           2003(1)            2002              2001              2000
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR            $13.63            $11.78            $14.26            $21.91            $24.42
-----------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:

  Net investment income (loss)                  0.01              0.03              0.01             (0.02)            (0.08)
  Net realized and unrealized
    gain (loss)                                (0.10)             1.82             (2.49)            (5.85)             1.02
-----------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations            (0.09)             1.85             (2.48)            (5.87)             0.94
-----------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income                        (0.03)            (0.00)*              --                --                --
  Net realized gain                               --                --                --             (1.78)            (3.45)
-----------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions              (0.03)            (0.00)*              --             (1.78)            (3.45)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                  $13.51            $13.63            $11.78            $14.26            $21.91
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                (0.65)%           15.74%           (17.39)%          (28.00)%            3.20%
-----------------------------------------------------------------------------------------------------------------------------
  NET ASSETS, END OF YEAR (000'S)           $181,843          $202,356          $188,539          $261,864          $421,307
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)                                   1.04%             1.05%             1.05%             1.05%(4)          1.05%(4)
  Net investment income (loss)                  0.08%             0.28%             0.06%            (0.12)%           (0.33)%
-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                           74%               20%               29%               29%               80%
-----------------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3) The Manager waived a portion of its fees for the years ended October 31, 2004, 2003, 2002, 2001 and 2000. If such fees were not waived, the actual annualized expense ratios would have been 1.41%, 1.36%, 1.35%, 1.29% and 1.29%, respectively.
(4) Includes the Fund's share of Large Cap Growth Portfolio allocated expenses for the periods indicated.
  * Amount represents less than $0.01 per share.


-----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS B SHARES
-----------------------------------------------------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK
                                                                            YEAR ENDED OCTOBER 31,
                                           ----------------------------------------------------------------------------------
                                             2004(1)           2003(1)            2002              2001              2000
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR            $13.13            $11.43            $13.93            $21.61            $24.28
-----------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:

  Net investment loss                          (0.09)            (0.06)            (0.10)            (0.15)            (0.25)
  Net realized and unrealized
    gain (loss)                                (0.10)             1.76             (2.40)            (5.75)             1.03
-----------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations            (0.19)             1.70             (2.50)            (5.90)             0.78
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net realized gain                               --                --                --             (1.78)            (3.45)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                               --                --                --             (1.78)            (3.45)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                  $12.94            $13.13            $11.43            $13.93            $21.61
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                (1.45)%           14.87%           (17.95)%          (28.58)%            2.47%
-----------------------------------------------------------------------------------------------------------------------------
  NET ASSETS, END OF YEAR (000'S)            $10,310           $11,239           $10,366           $14,485           $24,194
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)                                   1.79%             1.80%             1.80%             1.80%(4)          1.80%(4)
  Net investment loss                          (0.67)%           (0.47)%           (0.69)%           (0.87)%           (1.08)%
-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                           74%               20%               29%               29%               80%
-----------------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3) The Manager waived a portion of its fees for the years ended October 31, 2004, 2003, 2002, 2001 and 2000. If such fees were not waived, the actual annualized expense ratios would have been 2.18%, 2.11%, 2.10%, 2.04% and 2.04%, respectively.
(4) Includes the Fund's share of Large Cap Growth Portfolio allocated expenses for the periods indicated.


---------------------------------------------------------------------------------------------------------------------------
                                                      CLASS C SHARES(1)
---------------------------------------------------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK
                                                                           YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------------------------------
                                            2004(2)           2003(2)            2002              2001          2000(2)(3)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR           $13.74            $11.96            $14.58            $22.51            $23.16
----------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss                         (0.09)            (0.06)            (0.06)            (0.09)            (0.02)
  Net realized and unrealized
    gain (loss)                               (0.11)             1.84             (2.56)            (6.06)            (0.63)
----------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations           (0.20)             1.78             (2.62)            (6.15)            (0.65)
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net realized gain                              --                --                --             (1.78)               --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                              --                --                --             (1.78)               --
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                 $13.54            $13.74            $11.96            $14.58            $22.51
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                               (1.46)%           14.88%           (17.97)%          (28.54)%           (2.81)%**
----------------------------------------------------------------------------------------------------------------------------
  NET ASSETS, END OF YEAR (000'S)              $500              $637              $537              $204               $39
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(5)                                  1.79%             1.80%             1.80%             1.80%(6)          1.80%(6)*
  Net investment loss                         (0.65)%           (0.46)%           (0.66)%           (0.88)%           (1.08)%*
----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                          74%               20%               29%               29%               80%
----------------------------------------------------------------------------------------------------------------------------

(1) Effective April 29, 2004, Class L shares were redesignated Class C shares.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period September 22, 2000 (inception date) to October 31, 2000.
(4) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(5) The Manager waived a portion of its fees for the years ended October 31, 2004, 2003, 2002, 2001 and 2000. If such fees were not waived, the actual annualized expense ratios would have been 2.22%, 2.11%, 2.10%, 2.04% and 2.04%*, respectively.
(6) Includes the Fund's share of Large Cap Growth Portfolio allocated expenses for the periods indicated.
  * Annualized.
 ** Not Annualized.

[Logo] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed.(R)

SMITH BARNEY
DIVERSIFIED LARGE
CAP GROWTH FUND

SHAREHOLDER REPORTS Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
The Statement of Additional Information provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the Statement of Additional Information (without charge) by contacting your Service Agent, by calling Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address:
PUBLICINFO@SEC.GOV, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(SM) Your Serious Money. Professionally
     Managed. is a registered service mark
     of Citigroup Global Markets Inc.

(Investment Company Act file no. 811-4007)

FD02504  02/05

                                   PROSPECTUS
                               ------------------

-------------------------------------------------------------------------------
                                  SMITH BARNEY
                                    CAPITAL
                                  PRESERVATION
                                      FUND
-------------------------------------------------------------------------------

Class A, B, and C Shares

February 25, 2005

The fund is currently closed to new investors. Existing shareholders may purchase additional shares only through the reinvestment of distributions and dividends.


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

                              [Logo] Smith Barney
                                     Mutual Funds

                Your Serious Money. Professionally Managed.(SM)

-------------------------------------------------------------------------------
INVESTMENT PRODUCTS: NOT FDIC INSURED  o  NO BANK GUARANTEE  o  MAY LOSE VALUE
-------------------------------------------------------------------------------

SMITH BARNEY CAPITAL
PRESERVATION FUND

-------------------------------------------------------------------------------
CONTENTS
-------------------------------------------------------------------------------

Investments, risks and performance .....................................     2

More on the fund's investments .........................................    14

The Guarantee ..........................................................    18

Management .............................................................    21

Choosing a class of shares to buy ......................................    24

Comparing the fund's classes ...........................................    26

Sales charges ..........................................................    27

More about deferred sales charges ......................................    31

Buying shares ..........................................................    32

Exchanging shares ......................................................    33

Redeeming shares .......................................................    35

Other things to know about share transactions ..........................    37

Dividends, distributions and taxes .....................................    40

Share price ............................................................    43

Financial highlights ...................................................    45


Appendix ...............................................................    49


THE FUND IS A SEPARATE SERIES OF SMITH BARNEY TRUST II, A MASSACHUSETTS BUSINESS TRUST.

-------------------------------------------------------------------------------
INVESTMENTS, RISKS AND PERFORMANCE
-------------------------------------------------------------------------------

GENERAL INFORMATION ABOUT THE FUND

The Smith Barney Capital Preservation Fund now has a Guarantee Period and a Post Guarantee Period.

GUARANTEE PERIOD The Guarantee Period will run through May 14, 2007, or if that day is not a business day, the first business day thereafter (the "Guarantee Maturity Date"). Shares of the fund are not offered during the Guarantee Period, except in connection with reinvestment of distributions and dividends. During the Guarantee Period, the fund seeks some capital growth, while preserving principal.

Provided that all dividends and distributions received from the fund have been reinvested and no shares have been redeemed by a shareholder, the fund guarantees (the "Guarantee") that the value of that shareholder's account on the Guarantee Maturity Date will be no less than the value of that shareholder's account as of the close of business on May 13, 2002 (the business day before the Guarantee Period began) reduced to reflect certain expenses (the "Guaranteed Amount"). If a shareholder takes any distributions or dividends in cash instead of reinvesting them, or if a shareholder redeems any shares before the Guarantee Maturity Date, the shareholder's Guaranteed Amount will be reduced as more fully described below. The shareholder's Guaranteed Amount also will be reduced to reflect certain expenses, if any, paid by the fund during the Guarantee Period which are not covered by the Expense Limitation Agreement with the fund's manager (as more fully described under "Fee table" on page 13). The fund's Guarantee is backed by an unconditional, irrevocable financial guarantee insurance policy issued for the benefit of the shareholders of the fund by Ambac Assurance Corporation ("Ambac"), a financial guarantor and an operating subsidiary of Ambac Financial Group, Inc.

If on the Guarantee Maturity Date the fund's Guarantee does not result in the value of shareholders' accounts being at least equal to the Guaranteed Amount, Ambac will pay the fund an amount sufficient to ensure that each shareholder's account can be redeemed for an amount equal to his or her Guaranteed Amount. The fund then will liquidate, and shareholders will receive their Guaranteed Amounts. In this event the fund would not commence the Post Guarantee Period.

POST GUARANTEE Period During the Post Guarantee Period, the fund expects to seek long-term growth of capital through investments primarily in common stocks and other equity securities. The Post Guarantee Period will commence immediately following the Guarantee Period if the fund is not liquidated. Shares of the fund will be offered on a continuous basis during the Post Guarantee Period.

During the Post Guarantee Period, the value of shareholders' accounts is not protected by the fund's Guarantee, and could go down.

GUARANTEE PERIOD OBJECTIVE


During the Guarantee Period, the fund seeks some capital growth, while preserving principal. Please note that as of January 31, 2005, approximately 89% of the fund's assets were invested in fixed income securities. When the fund's assets are largely invested in fixed income securities to preserve principal, as they are at the date of this Prospectus, it will be difficult for the fund to achieve capital growth.


KEY INVESTMENTS AND INVESTMENT STRATEGY DURING THE
GUARANTEE PERIOD

Under normal market conditions, during the Guarantee Period the fund's assets are allocated between:

[ ] AN EQUITY COMPONENT, consisting primarily of common stocks with an emphasis on stocks of large capitalization companies, and

[ ] A FIXED INCOME COMPONENT, consisting primarily of high quality debt instruments.

ASSET ALLOCATION The fund's manager, Smith Barney Fund Management LLC, uses a proprietary model to determine, on an ongoing basis, the percentage of assets allocated to the equity component and to the fixed income component. The model evaluates a number of factors, including, but not limited to:

[ ] the market value of the fund's assets as compared to the aggregate guaranteed amount;

[ ] the prevailing level of interest rates;

[ ] equity market volatility; and

[ ] the length of time remaining until the Guarantee Maturity Date.

Generally, as the market value of the equity component rises, the model would allocate more assets to the equity component, and as the market value of the equity component declines, more assets are allocated to the fixed income component. Also, when interest rates are very low (as they have been recently), more assets must be allocated to the fixed income component in order to increase the likelihood of preserving principal. As a result of the recent low interest rates and the decline in the equity markets in 2002 and early 2003, most of the fund's assets have been allocated to fixed income securities. Because the fund's assets are largely invested in fixed income securities to maintain the principal guarantee, the fund may not be able to increase significantly its equity component even if interest rates go up and/ or the equity markets continue to improve.

The model may require the fund to have a portfolio turnover rate in excess of 200%. Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year.

EQUITY COMPONENT The manager will invest the equity component primarily in common stocks, with an emphasis on the stocks of companies with large market capitalizations (over $5 billion in market capitalization at the time of purchase) and in other equity securities. The fund's strategy for its equity component is to combine the efforts of two segment managers and to invest in the stock selections considered most attractive in the opinion of each segment manager. The equity component consists of a large cap growth equity segment and an appreciation equity segment. The manager generally intends to allocate assets equally between these two segments. As discussed below, these allocations may vary.

EQUITY SELECTION PROCESS. Each segment manager builds a portfolio of stocks which the segment manager believes will allow the fund to participate in favorable equity market conditions.

In order to maintain approximately the target allocations of the fund's assets between the segment managers, the fund's manager will:

[ ] Rebalance the allocation of securities in the fund's portfolio at any time the percentage of the fund's portfolio invested in either of the large cap growth equity or appreciation equity segment's securities diverges by at least 10% from the target allocation for a period of more than 10 days.
[ ] Divide all daily cash inflows and outflows between the segment managers.

In connection with the execution of purchases and sales, each segment may hold temporarily more or fewer assets than represented by its designated segment of the fund's assets. The amount to be invested by the fund in any particular security will be determined by the fund's manager based on the recommendation of the segment managers.

Rebalancing of allocations may result in early recognition of taxable gains and in additional transaction costs. The manager will consider these costs in determining the allocation and reallocation of assets. Where possible, the manager will try to avoid these transaction costs.

LARGE CAP GROWTH EQUITY SEGMENT. This segment invests primarily in equity securities of companies with large market capitalizations.

The large cap growth equity segment manager emphasizes individual security selection while diversifying this segment of the fund's investments across industries, which may help to reduce risk. The manager attempts to identify established large capitalization companies with the highest growth potential and then analyzes each company in detail, ranking its management, strategy and competitive market position. Finally, the manager attempts to identify the best values available among the growth companies identified. The manager invests primarily in equity securities of U.S. companies, but also may invest in the securities of foreign issuers that are traded on a U.S. market. Equity securities include exchange traded and over-the-counter common and preferred stocks, baskets of equity securities such as exchange traded funds, and rights relating to equity securities.

In selecting individual companies for investment, the manager considers:

[ ] Favorable earnings prospects

[ ] Technological innovation

[ ] Industry dominance

[ ] Competitive products and services

[ ] Global scope

[ ] Long-term operating history

[ ] Consistent and sustainable long-term growth in earnings per share

[ ] Strong cash flow

[ ] High return on equity

[ ] Strong financial condition

[ ] Experienced and effective management

APPRECIATION EQUITY SEGMENT. The appreciation equity segment manager looks for investments among a strong core of growth and value stocks, consisting primarily of blue chip companies dominant in their industries. The manager may also invest in companies with prospects for sustained earnings growth and/or a cyclical earnings recovery.

Within the equity segment, the manager invests primarily in equity securities of U.S. companies, but also may invest in the securities of foreign issuers traded on a U.S. market. The manager focuses on medium and large capitalization companies, but may also invest in small capitalization companies. Equity securities include exchange traded and over-the-counter common stocks and preferred stocks, and rights relating to equity securities. In selecting individual companies for investment, the manager looks for companies thought to have:

[ ] Strong or rapidly improving balance sheets

[ ] Recognized industry leadership

[ ] Experienced management teams that exhibit a desire to earn consistent returns for shareholders

In addition, the manager considers the following characteristics:

[ ] Past growth records

[ ] Future earnings prospects

[ ] Technological innovation

[ ] General market and economic factors

[ ] Current yield or potential for dividend growth

Generally, companies in the appreciation equity segment fall into one of the following categories:

Undervalued companies: The manager typically invests in companies with assets or earning power that are either unrecognized or undervalued. The manager generally looks for a catalyst that will unlock these values. The manager also looks for companies whose stocks appear likely to go up in value because of changes in the way they do business (for example, a corporate restructuring).

Growth at a reasonable price: companies with superior demonstrated and expected growth characteristics whose stocks are available at a reasonable price. Typically, there is strong recurring demand for these companies' products.

FIXED INCOME COMPONENT The fixed income component will consist primarily of high quality debt instruments. The weighted average duration of the fixed income component is expected to correspond (within approximately one month) to the period remaining until the Guarantee Maturity Date. Generally, fixed income securities with longer durations are more sensitive to changes in interest rates. The fixed income component may include U.S. Government securities and other high quality debt securities, such as commercial paper or guaranteed investment contracts (referred to as GICs). The U.S. Government securities may, but need not, be backed by the full faith and credit of the United States. U.S. Government securities include securities called STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. The fund does not expect to invest in interest-only STRIPS. GICs are contracts issued by insurance companies under which the contract holder places funds on deposit with the insurer, and the insurer promises to repay the contract holder's deposit plus interest at a guaranteed rate. The fixed income component may also include futures on fixed income securities, swaps and money market instruments.

PRINCIPAL RISKS OF INVESTING IN THE FUND

GUARANTEE PERIOD RISKS The principal risks of an investment in the fund during the Guarantee Period are those generally attributable to stock and bond investing. The success of the fund's strategy depends on the manager's ability to allocate assets between the equity component and the fixed income component and in selecting investments within each component. Because the fund may invest in both stocks and bonds, the fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor. The fund will be more subject to the risks of fixed income securities and less subject to the risks of equity securities to the extent that the fund's assets are largely invested in fixed income securities.

However, a shareholder who automatically reinvests all dividends and distributions and does not redeem any shares during the Guarantee Period will be entitled to redeem his or her shares held on the Guarantee Maturity Date for an amount no less than the value of that shareholder's account as of the close of business on May 13, 2002, reduced to reflect certain expenses.

If during the Guarantee Period the equity markets or interest rates decline (as they did in 2002 and early 2003), the fund's manager may reallocate additional fund assets to the fixed income portion of the fund. For example, if interest rates decline significantly or if the value of the equity component declines precipitously, all or a substantial portion of the fund's assets that are not already allocated to fixed income would be reallocated to the fixed income portion. If all of the fund's assets are reallocated to the fixed income portion, the reallocation may be irreversible. In this circumstance, the fund would not participate in any subsequent recovery in the equity markets. Use of the fixed income component reduces the fund's ability to participate in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is more heavily invested in equities. At the date of this Prospectus, the fund's assets are largely invested in fixed income securities, and as a result, the fund may not be able to increase significantly its equity component even if interest rates go up and/or the equity markets continue to improve.

EQUITY COMPONENT RISKS. Equity investments involve risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

[ ] Stock prices decline generally, or stocks perform poorly relative to other types of investments

[ ] An adverse event, such as negative press reports about a company in which the fund invests, depresses the value of the company's stock

[ ] Stocks fall out of favor with investors

[ ] The segment manager's judgment about the attractiveness, growth prospects or potential appreciation of a particular sector or particular stocks proves to be incorrect

[ ] Key economic trends become materially unfavorable, such as rising interest rates and levels of inflation or deflation or slowdown of economic growth

FIXED INCOME COMPONENT RISKS. The principal risk associated with investing in bonds is that interest rates may rise, which generally causes bond prices to fall. The market value of zero coupon bonds (which may include STRIPS) generally is more volatile than the market value of fixed income securities with similar maturities that pay interest periodically. The U.S. Government securities in which the fund invests may, but need not, be backed by the full faith and credit of the United States. With certain U.S. Government agency securities, as with corporate obligations such as commercial paper and GICs, there is the risk that the issuer will fail to pay principal or interest on the obligations when due.

Also, if interest rates go up when the fund's assets are invested in fixed income securities, the fund's net asset value per share will go down. If you redeem your shares prior to the Guarantee Maturity Date, you will receive the current net asset value per share, less any applicable sales charge, which under these circumstances likely will be lower than the net asset value per share at the commencement of the Guarantee Period.

ASSET ALLOCATION RISKS. The asset allocation process could result in additional transaction costs such as brokerage commissions. This process can have an adverse effect on the performance of the fund during periods of increased market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the fund, may increase the fund's transaction costs and may generate taxable capital gains.

In addition, the terms of a Financial Guarantee Agreement executed in connection with the financial guarantee insurance policy backing the Guarantee limit the manner in which the fund may be managed during the Guarantee Period, and thus limit the manager's ability to respond to changing market conditions. If the fund fails to comply with certain maximum equity limits or other restrictions, or upon certain other events, the fund may be required to allocate all of its assets to the fixed income component.

Shares of the fund may fall in value and you could lose money by investing in the fund if:

[ ] the fund incurs certain expenses that are not covered by the Expense
    Limitation Agreement with the fund's manager

[ ] you do not automatically reinvest dividends and distributions

[ ] you redeem your shares prior to the Guarantee Maturity Date

[ ] you continue to hold fund shares after the Guarantee Maturity Date

[ ] the fund is unable to fulfill its obligations under the Guarantee and Ambac becomes insolvent or its creditworthiness deteriorates

For a discussion of additional risks, see "More on the fund's investments" later in this Prospectus.

TRANSITION PERIOD After the Guarantee Maturity Date, the fund will, in the ordinary course of its investment activities, sell any fixed income securities remaining in its portfolio and purchase equity securities as soon as reasonably practicable, in order to conform its holdings to the fund's Post Guarantee Period investment objective as described below.

However, if on the Guarantee Maturity Date the fund's Guarantee does not result in the value of shareholders' accounts being at least equal to the Guaranteed Amount, Ambac will pay the fund an amount sufficient to ensure that each shareholder's account can be redeemed for an amount equal to his or her Guaranteed Amount. The fund then will liquidate, and shareholders will receive their Guaranteed Amounts. In this event the fund would not commence the Post Guarantee Period.

POST GUARANTEE PERIOD OBJECTIVE

During the Post Guarantee Period, the fund expects to seek long-term growth of capital.

KEY INVESTMENTS AND INVESTMENT STRATEGY DURING THE POST GUARANTEE PERIOD

During the Post Guarantee Period, the fund's principal investment strategies are expected to be the same as those described above for the equity component during the Guarantee Period.

POST GUARANTEE PERIOD RISKS The principal risks of an investment in the fund during the Post Guarantee Period are expected to be those generally described under "Guarantee Period risks - Equity component risks."

For a discussion of additional risks, see "More on the fund's investments" later in this Prospectus.

PERFORMANCE INFORMATION


The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual returns compare with the returns of broad-based securities market indices. The bar chart and the information below show performance of the fund's Class A shares, but do not reflect the impact of the sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class B and Class C shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares and the reinvestment of distributions and dividends at the end of the period. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


                 CALENDAR YEAR TOTAL RETURN -- CLASS A SHARES


                2003                           2.96%
                2004                          (0.20)%


HIGHEST AND LOWEST QUARTER RETURNS
(FOR PERIODS SHOWN IN THE BAR CHART)


Highest: 2.74% in 2nd quarter 2003
Lowest: (2.51)% in 2nd quarter 2004


-------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                          (FOR PERIODS ENDED 12/31/04)
-------------------------------------------------------------------------------

                                                   SINCE         INCEPTION
                                       1 YEAR    INCEPTION         DATE


CLASS A                                                          4/3/2002
  Return before taxes                 (5.20)%     (0.73)%
  Return after taxes on
  distributions(1)                    (5.86)%     (1.44)%

  Return after taxes on
  distributions and sale of fund
  shares(1)                           (3.38)%     (1.40)%

OTHER CLASSES (Return before taxes only)

CLASS B                               (5.83)%     (0.66)%        4/3/2002

CLASS C(2)                             6.97%       3.60%         4/3/2002
Lehman Aggregate Bond Index(3)         4.34%       4.47%      Since 3/31/2002

S&P 500 Index(4)                      10.87%      20.00%      Since 4/3/2002


(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B and Class C shares will vary.
(2) Effective as of April 29, 2004, Class L shares were renamed Class C shares. Effective February 2, 2004, the initial sales charge of 1.00% on those shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.
(3) The Lehman Aggregate Bond Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. An investor cannot invest directly in an index.
(4) The S&P 500 Index is a market-value weighted index comprised of 500 widely held common stocks. An investor cannot invest directly in an index.

FEE TABLE

This table sets forth the fees and expenses you may pay if you invest in fund shares.

-------------------------------------------------------------------------------
                                SHAREHOLDER FEES
-------------------------------------------------------------------------------
(fees paid directly from your investment)      CLASS A    CLASS B    CLASS C

Maximum sales charge (load) imposed on
purchases (as a % of offering price)            5.00%      None       None

Maximum deferred sales charge (load) (as a %
of the lower of net asset value at purchase
or redemption)                                  None*      5.00%      1.00%

-------------------------------------------------------------------------------
                        ANNUAL FUND OPERATING EXPENSES**
-------------------------------------------------------------------------------

GUARANTEE PERIOD
(expenses deducted from fund assets)           CLASS A    CLASS B    CLASS C

Management fee                                  0.75%      0.75%      0.75%
Distribution (12b-1) fees
(includes service fees)                         0.25%      1.00%      1.00%

Other expenses
  Insurance policy fee                          0.75%      0.75%      0.75%


  Miscellaneous expenses                        0.14%      0.14%      0.14%

Total annual fund operating expenses            1.89%      2.64%      2.64%


POST GUARANTEE PERIOD
(expenses deducted from fund assets)           CLASS A    CLASS B    CLASS C

Management fee                                  0.75%      0.75%      0.75%
Distribution (12b-1) fees
(includes service fees)                         0.25%      1.00%      1.00%

Other expenses
  Insurance policy fee                          0.00%      0.00%      0.00%


  Miscellaneous expenses                        0.14%      0.14%      0.14%

Total annual fund operating expenses            1.14%      1.89%      1.89%


 * You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

** The fund's manager has entered into a written Expense Limitation Agreement with the fund under which it will limit expenses of the fund during the Guarantee Period, excluding certain expenses such as interest, taxes and extraordinary expenses, subject to possible reimbursement to the manager within three years, to a maximum of 1.95% per annum in the case of Class A shares and 2.70% per annum in the case of Class B and Class C shares. The expense limit will continue through at least the Guarantee Maturity Date.

EXAMPLE

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

[ ] You invest $10,000 in the fund for the periods shown
[ ] Your investment has a 5% return each year -- the assumption of a 5% return is required by the Securities and Exchange Commission ("SEC") for purposes of this example and is not a prediction of the fund's future performance
[ ] You reinvest all distributions and dividends without a sales charge
[ ] The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

-------------------------------------------------------------------------------
                      NUMBER OF YEARS YOU OWN YOUR SHARES
-------------------------------------------------------------------------------
                                    1 YEAR    3 YEARS    5 YEARS   10 YEARS


Class A
(with or without redemption)        $  682    $1,029     $1,236     $1,946

Class B
(redemption at end of period)       $  767    $1,084     $1,263     $2,143*

Class B
(no redemption)                     $  267    $  784     $1,163     $2,143*

Class C
(redemption at end of period)       $  367    $  784     $1,163     $2,336

Class C
(no redemption)                     $  267    $  784     $1,163     $2,336

* Assumes conversion to Class A shares approximately eight years after purchase.


-------------------------------------------------------------------------------
MORE ON THE FUND'S INVESTMENTS
-------------------------------------------------------------------------------

EQUITY SECURITIES The fund may invest in equity securities. Equity securities include common stocks traded on an exchange or in the over-the-counter market, preferred stocks, rights, depositary receipts, trust certificates, limited partnership interests, and shares of other investment companies and real estate investment trusts.

OTHER INVESTMENT COMPANIES The fund may invest in other investment companies, subject to the limits of the Investment Company Act of 1940. These investments may include interests in exchange-traded funds (which typically consist of a portfolio of securities that seeks to track the performance of an underlying index or portion of an index) and unit investment trusts. The return on investments in other investment companies will be reduced by the operating expenses, including investment advisory and administration fees, of such investment companies, and there will be a layering of certain fees and expenses.

DERIVATIVES The fund may, but need not, use derivatives, such as futures contracts, options on securities indices, and interest rate and other swaps for any of the following purposes:

[ ] To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in stock market prices or interest rates.
[ ] As a substitute for buying or selling securities (for example, to adjust the weighted average duration of the fixed income component to correspond to the period remaining until the Guarantee Maturity Date).
[ ] As a cash flow management technique.

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indices. If the fund invests in derivatives, even a small investment can have a big impact on the fund's stock and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and the counterparty may fail to honor contract terms. Derivatives may not be available on terms that make economic sense (for example, they may be too costly).

FOREIGN INVESTMENTS The fund may invest in foreign securities. The fund may invest directly in foreign issuers or invest in depository receipts. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly. During the Guarantee Period the fund may only invest in foreign securities that are traded on a U.S. market.

Investing in foreign issuers may involve unique risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger, more developed countries. These risks are more pronounced if the fund invests significantly in one country. These risks may include:

[ ] Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices.
[ ] The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading. Fifteen European countries participate in the European Economic and Monetary Union (EMU) and twelve of those countries have adopted the euro as their sole currency. Among other things, the EMU entails sharing an official interest rate and adhering to limits on government borrowing by participating countries. The EMU is driven by the expectation of economic benefits; however, there are significant risks associated with the EMU. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to the EMU in the face of changing economic conditions.
[ ] The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession.
[ ] Economic, political and social developments may adversely affect the securities markets.
[ ] Foreign government obligations involve the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.

DEBT SECURITIES The fund may invest in debt securities, also called fixed income securities. Fixed income securities include bonds, notes (including structured notes, commercial paper and guaranteed investment contracts or GICs) and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; and foreign governments and their political subdivisions. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

Investing in debt securities involves certain risks that may cause the fund not to perform as well as other investments. If interest rates go up, the prices of fixed income securities may decline, thereby reducing the value of the fund's investments in debt securities. The issuer of a security owned by the fund may default on its obligation to pay principal and/or interest or have its credit rating downgraded. During periods of declining interest rates, there is call or prepayment risk, meaning that the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. During times of rising interest rates, there is extension risk, meaning that the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security.

CASH MANAGEMENT The fund may hold cash pending investment, and may invest in money market instruments, repurchase agreements, and reverse repurchase agreements for cash management and other purposes.

PORTFOLIO TURNOVER The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

DEFENSIVE INVESTING The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information ("SAI"). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could affect the fund's investment performance.

The fund's goals and strategies may be changed without shareholder approval.


PORTFOLIO HOLDINGS The fund's policies and procedures with respect to the disclosure of the fund's portfolio securities are described in the SAI.

OTHER RISKS OF INVESTING IN THE FUND If you may need access to your money at any point prior to the Guarantee Maturity Date or if you prefer to receive your dividends and distributions in cash, you should consider the appropriateness of investing in the fund. Redemptions made for any reason prior to the Guarantee Maturity Date will be made at NAV, may be subject to a deferred sales charge and are not eligible for the Guarantee. Any distributions that you receive in the form of cash will reduce your Guaranteed Amount, as described later in this Prospectus. Also, certain fund expenses not covered by the Expense Limitation Agreement with the fund's manager, such as extraordinary expenses, are not covered by the Guarantee.


Shareholders' ability to receive the Guaranteed Amount depends on the financial condition of the fund and Ambac. Ambac has been given a triple-A rating from each of Moody's Investors Service, Inc., Standard & Poor's Ratings Services and Fitch Ratings, Inc. as of the date of this Prospectus. However, if Ambac becomes insolvent, or its creditworthiness deteriorates, payment to the fund under Ambac's insurance policy may not be made or may become unlikely. In these circumstances, the fund would consider a variety of options, including liquidating the fund on or before the Guarantee Maturity Date. Shareholders might suffer a loss of principal.

-------------------------------------------------------------------------------
THE GUARANTEE
-------------------------------------------------------------------------------

The fund seeks to provide investors with some of the upside earnings potential available in rising equity markets, but also to provide a hedge against a falling equity marketplace. The fund guarantees that on the Guarantee Maturity Date, each shareholder will be entitled to redeem his or her shares for an amount no less than the Guaranteed Amount. A shareholder who automatically reinvests all dividends and distributions made by the fund and does not redeem any shares during the Guarantee Period will be entitled to redeem his or her shares held on the Guarantee Maturity Date for an amount no less than his or her account value as of the close of business on May 13, 2002 (the business day before the Guarantee Period began), reduced to reflect certain expenses, if any, not covered by the Expense Limitation Agreement with the fund's manager. The fund's Guarantee is backed by an unconditional and irrevocable financial guarantee insurance policy issued by Ambac for the benefit of the shareholders of the fund. The fund will pay to Ambac a fee equal to 0.75% per annum of the average daily net assets of the fund during the Guarantee Period for providing the financial guarantee insurance policy. If on the Guarantee Maturity Date the fund's Guarantee does not result in the value of shareholders' accounts being at least equal to the Guaranteed Amount, Ambac will pay the fund an amount sufficient to ensure that each shareholder's account can be redeemed for an amount equal to his or her Guaranteed Amount. The fund then will liquidate and shareholders will receive their Guaranteed Amounts. In this event the fund would not commence the Post Guarantee Period. During the Post Guarantee Period your investment in the fund will no longer be protected by the Guarantee, and its value could go down.

In summary, if you maintain your fund investment through the Guarantee Maturity Date, make no redemptions, and reinvest all dividends and distributions, you will be entitled to redeem your shares held as of the Guarantee Maturity Date for:

[ ] the amount you paid for your shares minus any up-front sales charges plus

[ ] your share of the fund's net income during the fund's offering period
    (assuming you bought your shares before the last day of the offering period)

minus

[ ] an adjustment to reflect certain fund expenses, if any, during the Guarantee Period that are not covered by the Expense Limitation Agreement with the fund's manager.

If you redeem fund shares or take a dividend or distribution in cash prior to the Guarantee Maturity Date, the reduction in your Guaranteed Amount may be more or less than the cash you receive. See the appendix to this Prospectus and the SAI for information on the calculation of the Guaranteed Amount and additional details about the Guarantee.

The fund's Board of Trustees and Ambac may agree to amend the terms of the Guarantee, the Financial Guarantee Agreement and financial guarantee insurance policy at any time without shareholder approval. To the extent practicable, shareholders would be given at least 60 days' prior written notice of any termination of the financial guarantee insurance policy backing the fund's Guarantee. In the event of such termination, the fund's Board of Trustees would consider reasonable alternatives and seek to act in the best interests of fund shareholders.

See "Dividends, distributions and taxes - Financial Guarantee Insurance Policy" for additional details regarding the financial guarantee insurance policy.

AMBAC ASSURANCE CORPORATION

Ambac Assurance Corporation, the issuer of the financial guarantee insurance policy backing the fund's Guarantee, was incorporated on February 25, 1970 and is the principal operating subsidiary of Ambac Financial Group, Inc. ("AFG"). Ambac is a leading guarantor of municipal and structured finance obligations. Ambac is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Territory of Guam, and the U.S. Virgin Islands.

Ambac has earned triple-A ratings, the highest ratings available from Moody's Investors Service, Inc., Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and Fitch Ratings, Inc. These ratings are an essential part of Ambac's ability to provide credit enhancement. The address of Ambac's administrative offices and its telephone number are One State Street Plaza, 19th Floor, New York, New York 10004 and (212) 668-0340.

Ambac makes no representation regarding the shares or the advisability of investing in the shares and makes no representation regarding, nor has it participated in the preparation of, this Prospectus other than the information supplied by Ambac and presented under this heading.

Ambac is a wholly-owned subsidiary of AFG, a publicly-held company. AFG, incorporated on April 29, 1991 and headquartered in New York City, is a holding company whose subsidiaries provide financial guarantees and financial services to clients in both the public and private sectors around the world. AFG is subject to the informational requirements of the Securities Exchange Act, and in accordance therewith files reports and other information with the SEC. Such reports and other information may be inspected and copied at the public reference facilities maintained by the SEC. See the back cover of this Prospectus to find out how to obtain these reports and information. The description of Ambac provided herein should be read in conjunction with the description relating to Ambac, its business, condition and performance and insurance regulatory matters included in AFG's most recent Annual Report on Form 10-K and other subsequent reports filed with the SEC by AFG.

-------------------------------------------------------------------------------
MANAGEMENT
-------------------------------------------------------------------------------

MANAGER The fund's investment manager is Smith Barney Fund Management LLC ("SBFM" or the "manager"), a registered investment adviser and a part of Citigroup Asset Management ("CAM"), the global asset management arm of Citigroup, Inc. ("Citigroup"). The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the fund's investments, oversees its operations and provides administrative services to the fund. The manager and Citigroup Global Markets Inc. ("CGM"), one of the fund's distributors, are subsidiaries of Citigroup. Citigroup businesses offer a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, SBFM does not obtain or use inside information acquired by any division, department of affiliate of Citigroup in the course of those relationships. To the extent a fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

PORTFOLIO MANAGEMENT

EQUITY COMPONENT Alan Blake is responsible for the day-to-day management of the large cap growth equity segment of the fund. For the past five years, Mr. Blake has been an investment officer of the manager and a managing director of CGM.

Harry D. Cohen, who has been an investment officer of the manager and a managing director of CGM for the past five years, is responsible for the day-to-day management of the appreciation equity segment of the fund.

FIXED INCOME COMPONENT AND ASSET ALLOCATION Effective June 28, 2004, a team of individuals employed by the manager serves as the strategist for the fund and is responsible for the fixed income component and the allocation of fund assets between the equity and fixed income components.


MANAGEMENT FEE For the fiscal year ended October 31, 2004, the manager received a fee, after waivers, of 0.74% of the fund's average daily net assets.


If at any time the fund is 100% invested in fixed income securities and it is anticipated that the fund will continue to be so invested, the manager may propose, and the fund's Trustees may consider, a reduction or waiver of the management fee.

SERVICE PLANS The fund has adopted a Rule 12b-1 service plan for each of its Class A, B and C shares. Under each plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the fund's distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include a fund's distributors and other affiliates of SBFM, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT Citicorp Trust Bank, fsb ("Citicorp Trust"), an affiliate of the manager, serves as the fund's transfer agent and shareholder servicing agent. The transfer agent has entered into sub-transfer agency and services agreements with PFPC Inc. and Primerica Shareholder Services, which is also an affiliate of the manager, to serve as the fund's sub-transfer agents. The sub-transfer agents will perform certain functions including shareholder record keeping and accounting services.


RECENT DEVELOPMENTS In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies; Citicorp Trust Bank (CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and the other two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

-------------------------------------------------------------------------------
CHOOSING A CLASS OF SHARES TO BUY
-------------------------------------------------------------------------------


You can choose among three classes of shares: Class A, B and C. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

[ ] How much you plan to invest.
[ ] How long you expect to own the shares.
[ ] The expenses paid by each class detailed in the Fee Table and Example at the front of this Prospectus.
[ ] Whether you qualify for any reduction or waiver of sales charges.

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in amount of $50,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

You may buy shares from:

[ ] Certain broker/dealers, financial intermediaries, financial institutions or a distributor's financial consultants (each called a "Service Agent").
[ ] The fund, but only if you are investing through certain qualified plans or Service Agents.

Not all classes of shares are available through Service Agents. You should contact your Service Agent for further information.


INVESTMENT MINIMUMS Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.


-------------------------------------------------------------------------------
                                                   INITIAL     ADDITIONAL
-------------------------------------------------------------------------------

                                                 ALL CLASSES    ALL CLASSES

General                                            $1,000           $50

IRAs, Self Employed Retirement Plans, Uniform
Gifts or Transfers to Minor Accounts               $  250           $50

Qualified Retirement Plans*                        $   25           $25
Simple IRAs                                        $    1           $ 1

Monthly Systematic Investment Plans**              $   25           $25
Quarterly Systematic Investment Plans**            $   50           $50

 * Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.
** Only available during the Post Guarantee Period.

-------------------------------------------------------------------------------
COMPARING THE FUND'S CLASSES
-------------------------------------------------------------------------------

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

-------------------------------------------------------------------------------
              CLASS A              CLASS B                CLASS C
-------------------------------------------------------------------------------

KEY FEATURES [ ] Initial sales     [ ] No initial sales   [ ] No initial sales
                 charge                charge                 charge
             [ ] You may qualify   [ ] Deferred sales     [ ] Deferred sales
                 for reduction or      charge declines        charge for only 1
                 waiver of initial     over time              year
                 sales charge      [ ] Converts to Class  [ ] Higher annual
             [ ] Lower annual          A after 8 years        expenses than
                 expenses than     [ ] Higher annual          Class A
                 Class B and           expenses than
                 Class C               Class A

------------------------------------------------------------------------------
INITIAL       Up to 5.00%;         None                   None
SALES         reduced or
CHARGE        waived for large
              purchases and
              certain investors.
              No charge for
              purchases of
              $1,000,000 or more

-------------------------------------------------------------------------------
DEFERRED      1.00% on purchases   Up to 5.00% charged    1.00% if you redeem
SALES         of $1,000,000 or     when you redeem        within one year
CHARGE        more if you redeem   shares. The charge     of purchase
              within one year of   is reduced over
              purchase             time and there
                                   is no deferred
                                   sales charge
                                   after 5 years
-------------------------------------------------------------------------------
ANNUAL        0.25% of average     1.00% of average       1.00% of average
DISTRIBUTION  daily net assets     daily net assets       daily net assets
AND SERVICE
FEES
-------------------------------------------------------------------------------
EXCHANGEABLE  Class A shares of    Class B shares of      Class C shares of
INTO*         most Smith Barney    most Smith Barney      most Smith Barney
              funds                funds                  funds
-------------------------------------------------------------------------------
* Ask your Service Agent for the Smith Barney funds available for exchange.

More information about the fund's classes of shares is available through the Smith Barney Mutual Funds' website. You'll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

[ ] the front-end sales charges that apply to the purchase of Class A shares

[ ] the deferred sales charges that apply to the redemption of Class B and Class C shares

[ ] who qualifies for lower sales charges on Class A shares

[ ] who qualifies for a sales load waiver


Go to https://www.smithbarneymutualfunds.com and click on the name of the fund.


-------------------------------------------------------------------------------
SALES CHARGES
-------------------------------------------------------------------------------

CLASS A SHARES

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge that you pay, depending on the amount that you purchase.

The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributors keep up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

-------------------------------------------------------------------------------
                                                                   BROKER/
                                     SALES CHARGE AS A % OF        DEALER
                                    -------------------------    COMMISSION
                                     OFFERING    NET AMOUNT       AS A % OF
AMOUNT OF PURCHASE                  PRICE (%)   INVESTED (%)   OFFERING PRICE
-------------------------------------------------------------------------------
Less than $25,000                      5.00         5.26            4.50
$25,000 but less than $50,000          4.25         4.44            3.83
$50,000 but less than $100,000         3.75         3.90            3.38
$100,000 but less than $250,000        3.25         3.36            2.93
$250,000 but less than $500,000        2.75         2.83            2.48
$500,000 but less than $1,000,000      2.00         2.04            1.80
$1,000,000 or more                     -0-           -0-         up to 1.00*

* A distributor may pay up to 1.00% to a Service Agent for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 1.00% from the distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1.00% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

INVESTMENTS OF $1,000,000 OR MORE You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%. If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non-qualified retirement plans with an omnibus relationship with the fund, you will not be subject to a deferred sales charge.

QUALIFYING FOR A REDUCED CLASS A SALES CHARGE There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund's sub-transfer agent if you have entered into a letter of intent or a right of accumulation, and if there are other accounts in which there are holdings eligible to be aggregated with your purchases. You may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.

ACCUMULATION PRIVILEGE -- Lets you combine the current total net asset value of all Class A shares of the fund and other Smith Barney funds that are owned

[ ] by you, or

[ ] by your spouse and children under the age of 21

and that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

LETTER OF INTENT -- Lets you purchase Class A shares of the fund and of other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include the dollar amount of purchases on which you paid a sales charge within 90 days before you sign the letter.

WAIVERS FOR CERTAIN CLASS A INVESTORS Class A initial sales charges are waived for certain types of investors, including:

[ ] Employees of NASD members
[ ] Investors participating in "wrap fee" or asset-allocation programs or other fee-based arrangements sponsored by affiliated and non- affiliated broker-dealers and other financial institutions that have entered into agreeements with CGM
[ ] Investors who redeemed Class A shares of a Smith Barney fund in the past
    60 days, if the investor's Service Agent is notified

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the applicable sub-transfer agent at the time of purchase.


If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual Funds' website: https://www.smithbarneymutualfunds.com and click on the name of the fund.


CLASS B SHARES

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. No deferred sales charge will be paid by investors who purchased their fund shares during the fund's offering period and redeem them on or after the Guarantee Maturity Date. The rate of the deferred sales charge decreases as the number of years since your purchase payment increases.

-------------------------------------------------------------------------------
YEAR AFTER PURCHASE         1ST     2ND     3RD   4TH   5TH   6TH THROUGH 8TH
-------------------------------------------------------------------------------
Deferred sales charge        5%      4%     3%     2%    1%          0%

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares that they sell, except for sales exempt from the deferred sales charge. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

CLASS B CONVERSION After eight years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses than Class B shares. Your Class B shares will convert to Class A shares as follows:

-------------------------------------------------------------------------------
                     SHARES ISSUED:
SHARES ISSUED:       ON REINVESTMENT OF            SHARES ISSUED:
AT INITIAL           DIVIDENDS AND                 UPON EXCHANGE FROM ANOTHER
PURCHASE             DISTRIBUTIONS                 SMITH BARNEY FUND
-------------------------------------------------------------------------------
Eight years          In the same proportion as     On the date the shares
after the            the number of Class B         originally acquired would
date of              shares converting is to       have converted into Class A
purchase             total Class B shares you      shares
payment              own (excluding shares
                     issued as dividends)

CLASS C SHARES

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1%.

Service Agents selling Class C shares receive a commission of up to 1.00% of the purchase price of the Class C shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

-------------------------------------------------------------------------------
MORE ABOUT DEFERRED SALES CHARGES
-------------------------------------------------------------------------------

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less. Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

[ ] Shares exchanged for shares of another Smith Barney fund
[ ] Shares representing reinvested distributions and dividends
[ ] Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, the amount of the deferred sales charge you paid will be deducted from the amount of sales charge due on any other purchase of Smith Barney fund shares, if you notify your Service Agent.

The fund's distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

DEFERRED SALES CHARGE WAIVERS

The deferred sales charge for each share class will generally be waived:

[ ] On payments made through certain systematic withdrawal plans

[ ] On certain distributions from a retirement plan

[ ] For involuntary redemptions of small account balances

[ ] For 12 months following the death or disability of a shareholder

In addition, the deferred sales charge on redemptions of Class A shares will be waived on redemptions of shares by third party Section 529 college savings plans.


If you want to learn about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual Funds' website https://www.smithbarneymutualfunds.com and click on the name of the fund.


-------------------------------------------------------------------------------
BUYING SHARES
-------------------------------------------------------------------------------

Shares of the fund may now be purchased only by existing shareholders and only through the reinvestment of distributions and dividends. Shares will be continuously offered during the Post Guarantee Period. Investors who want to purchase shares in the fund during the Post Guarantee Period should review this section, although this information could change by then.

If you are purchasing fund shares through your investment professional, he or she will guide you through the process of opening an account, as follows.

Through a Service Agent  You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

                         Your Service Agent may charge an annual account maintenance fee.
--------------------------------------------------------------------------------

       Through the fund  Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

                         [ ] Write to the fund at the following address to
                             open an account or buy shares:

                               SMITH BARNEY CAPITAL PRESERVATION FUND
                               (SPECIFY CLASS OF SHARES)
                               c/o PFPC INC.
                               P.O. BOX 9699
                               PROVIDENCE, RI 02940-9699

                         [ ] Enclose a check to pay for the shares.
                         [ ] For more information, please call Smith Barney
                             Mutual Funds Shareholder Services at
                             1-800-451-2010.
--------------------------------------------------------------------------------

   Through a systematic  During the Post Guarantee Period you may authorize investment plan  your Service Agent or the applicable sub-transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

                         [ ] Amounts transferred must be at least: $25
                             monthly or $50 quarterly.
                         [ ] If you do not have sufficient funds in your
                             account on a transfer date, your Service Agent or the applicable sub- transfer agent may charge you a fee.

                         For more information, contact your Service Agent or the transfer agent or consult the SAI.

-------------------------------------------------------------------------------
EXCHANGING SHARES
-------------------------------------------------------------------------------

  Smith Barney offers a You should contact your Service Agent to exchange distinctive family of into other Smith Barney funds. Be sure to read the funds tailored to help  prospectus of the Smith Barney fund into which you meet the varying needs are exchanging. An exchange is a taxable transaction. of both large and small investors  [ ] You may exchange Class A, Class B and Class C shares only for shares of the same class of
                             another Smith Barney fund. Not all Smith Barney funds offer all classes.
                         [ ] Not all Smith Barney funds may be offered in
                             your state of residence. Contact your Service
                             Agent or the transfer agent for further
                             information.
                         [ ] Exchanges of Class A, Class B and Class C shares
                             are subject to minimum investment requirements (except for systematic investment plan investments), and all shares are subject to the other requirements of the fund into which exchanges are made.
                         [ ] The fund may suspend or terminate your exchange
                             privilege if you engage in an excessive pattern of exchanges.
--------------------------------------------------------------------------------

   Waiver of additional Your shares will not be subject to an initial sales sales charges charge at the time of the exchange.

                         Your deferred sales charge (if any) will continue to
                         be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, your sales charge will not be reduced.
--------------------------------------------------------------------------------

           By telephone  If you do not have a brokerage account with
                         a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange ("NYSE") is open. For clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m.
                         (Eastern time). All other shareholders should call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m.
                         (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

                         You can make telephone exchanges only between accounts that have identical registrations.
------------------------------------------------------------------------------

                By mail If you do not have a brokerage account, contact your Service Agent or write to the applicable sub-transfer agent at the address on the following page.

-------------------------------------------------------------------------------
REDEEMING SHARES
-------------------------------------------------------------------------------

              Generally  Fund shares may be redeemed by shareholders at any time during the life of the fund. However, redemptions made for any reason prior to the Guarantee Maturity Date will be made at NAV, less any applicable deferred sales charge, and are not covered by the Guarantee or the financial guarantee insurance policy.

                         Contact your Service Agent to redeem shares of the fund.

                         If the shares are held by a fiduciary or corporation, other documents may be required.

                         Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined after receipt.

                         Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                         If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
-------------------------------------------------------------------------------

                By mail For accounts held directly at the fund, send written requests to the fund at the applicable address:

                         For clients of a PFS Investments Inc. Registered Representative, write to Primerica Shareholder Services at the following address:

                             PRIMERICA SHAREHOLDER SERVICES
                             P.O. BOX 9662
                             PROVIDENCE, RI 02940-9662

                         For all other investors, send your written requests to PFPC Inc. at the following address:

                             SMITH BARNEY CAPITAL PRESERVATION FUND
                             (SPECIFY CLASS OF SHARES)
                             c/o PFPC INC.
                             P.O. BOX 9699
                             PROVIDENCE, RI 02940-9699

                         Your written request must provide the following:
                         [ ] The name of the fund and your account number
                         [ ] The class of shares and the dollar amount or
                             number of shares to be redeemed
                         [ ] Signatures of each owner exactly as the account
                             is registered
--------------------------------------------------------------------------------
           By telephone  If you do not have a brokerage account with
                         a Service Agent, you may be eligible to redeem shares by telephone (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. For clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m.
                         (Eastern time). All other shareholders should call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m.
                         (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

                         Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer
                         (ACH) to a bank account designated on your
                         authorization form. You must submit a new
                         authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. A sub-transfer agent may charge a fee on a wire or an electronic transfer (ACH).
-------------------------------------------------------------------------------

         Automatic cash During the Post Guarantee Period you can arrange for withdrawal plans the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1.00% per month of the value of your shares subject to a deferred sales charge. While participating in the automatic cash withdrawal plan, all dividends and distributions must be reinvested. For more information, contact your Service Agent or consult the SAI.
-------------------------------------------------------------------------------
OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS
-------------------------------------------------------------------------------

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

[ ] Name of the fund
[ ] Account number
[ ] Class of shares being bought, exchanged or redeemed
[ ] Dollar amount or number of shares being bought, exchanged or redeemed
[ ] Signature of each owner exactly as the account is registered

The fund's sub-transfer agents will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent, nor the sub-transfer agents, will bear any liability for such transactions.

SIGNATURE GUARANTEES To be in good order, your redemption request must include a signature guarantee if you:

[ ] Are redeeming over $50,000
[ ] Instruct the applicable sub-transfer agent to mail the check to an address different from the one on your account
[ ] Changed your account registration
[ ] Want the check paid to someone other than the account owner(s)
[ ] Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

[ ] Suspend the offering of shares during the Post Guarantee Period
[ ] Waive or change minimum and additional investment amounts
[ ] Reject any purchase or exchange order
[ ] Change, revoke or suspend the exchange privilege
[ ] Suspend telephone transactions
[ ] Suspend or postpone redemptions of shares on any day when trading on the
    NYSE is restricted, or as otherwise permitted by the SEC
[ ] Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

SMALL ACCOUNT BALANCES/MANDATORY REDEMPTIONS If your account falls below $500 ($250 for IRA accounts) during the Post Guarantee Period because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent or transfer agent or consult the SAI.


FREQUENT PURCHASES AND SALES OF FUND SHARES Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund's portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund's long term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund's performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund's share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund's portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long term shareholders, the Board of Trustees of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.


The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund's ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor's trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund's service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.


The fund's policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund's portfolio holdings, as such information may be used for market timing and similar abusive practices.

The fund's policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the fund's Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund's performance, and its long term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.


SHARE CERTIFICATES Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

RECORD OWNERSHIP If you hold your shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Service Agent acts. For these purposes, a distributor's financial consultants are not considered Service Agents.

-------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS The fund generally declares and pays dividends annually and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. You do not pay a sales charge on reinvested distributions or dividends. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. Both dividends and capital gains distributions are paid by the fund on a per share basis. As a result, at the time of a payment, the share price (or NAV per share) of the fund will be reduced by the amount of the payment.

Unless you instruct the fund otherwise, dividends and distributions paid by the fund will be reinvested in additional shares of the fund. An election to have all dividends and distributions paid in cash will reduce the Guaranteed Amount as described above. Dividends and distributions paid to shareholders are taxable even if they are reinvested in the fund.

TAXES The following discussion is very general. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability you owe as a result of any of these taxable events is your responsibility, and will not be reimbursed under the Guarantee. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

-------------------------------------------------------------------------------
TRANSACTION                                FEDERAL TAX STATUS
-------------------------------------------------------------------------------

Redemption or exchange of shares           Usually capital gain or loss;
                                           long-term if shares owned
                                           more than one year

Distributions of net capital gain          Long-term capital gain
(excess of net long-term capital gain
over net short-term capital loss)

Distributions of qualified dividend        Qualified dividend income
income

Other ordinary dividends (including        Ordinary income
distributions of net short-term capital
gain)


Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. Distributions of qualified dividend income received by a non-corporate shareholder may qualify for a reduced tax rate, provided that the shareholder satisfies certain holding period requirements. Qualified dividend income generally is income derived from dividends from a U.S. corporation (other than from income derived from dividends received from REITs); dividends from certain foreign corporations will also qualify. You may want to avoid buying shares when the fund is about to declare a distribution or a dividend because it will be taxable to you even though it may in effect be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor resident of the United States, the fund will withhold federal income tax at the rate of 30% (or lower treaty rate) on ordinary dividends and other payments that are subject to such withholding. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to back-up withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Back-up withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither residents nor citizens of the United States. Any withholding will reduce the Guaranteed Amount.


The fund's asset allocation process may result in the realization of additional gains. It may also result in a larger portion of any net gains being realized as short-term capital gains (rather than long-term capital gains), and therefore being taxed as ordinary income when distributed to shareholders. As noted above, distributions of any gains and income will be taxable to shareholders even if those distributions are reinvested in fund shares. Shareholders may receive taxable distributions of income from investments included in the fixed income component even in situations where the fund has capital losses from investments in the equity component. If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

The fund expects to invest a significant portion of its assets in zero coupon bonds and/or other instruments purchased at a discount. This will require the fund to recognize taxable income and to pay dividends prior to the receipt of cash payments. In order to distribute this income and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.

FINANCIAL GUARANTEE INSURANCE POLICY If it is necessary for Ambac to make a payment to the fund in connection with the financial guarantee insurance policy, this payment will likely be considered to reduce any otherwise allowable capital losses or in the absence of losses be treated as additional capital gain.

-------------------------------------------------------------------------------
SHARE PRICE
-------------------------------------------------------------------------------


You may buy, exchange or redeem shares at their net asset value, next determined after receipt of your request in good order, plus any applicable sales charge. Shares of the fund now may be purchased only during the Post Guarantee Period. For each class of shares, net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.


The Board of Trustees has approved procedures to be used to value the fund's securities for the purposes of determining the fund's net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Trustees. The Board of Trustees has delegated certain valuation functions for the fund to the manager.


The Fund generally values its securities based on market quotations determined at the close of trading on the NYSE. Debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment's fair value. The fund's currency conversions, if any, are done as of when the London stock exchange closes, which is at 12 noon Eastern time. For securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by third party pricing vendors using a variety of pricing techniques and methodologies. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined by the manager, using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund's net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by a pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by a manager from time to time.


Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the applicable sub-transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the applicable sub-transfer agent before the applicable sub-transfer agent's close of business.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the performance of each class since inception of the fund. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. This information has been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report (available upon request). Effective April 29, 2004, Class L shares of the fund were renamed Class C shares.

-------------------------------------------------------------------------------
CLASS A SHARES(1)
-------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK

                                  FOR YEAR ENDED OCTOBER 31,
                                ------------------------------
                                     2004           2003         2002(2)
--------------------------------------------------------------------------
Net asset value, beginning of
  period                            $11.50         $11.38         $11.40
--------------------------------------------------------------------------
Income from operations:
  Net investment income               0.21           0.22           0.10
  Net realized and unrealized
    gain (loss)                      (0.12)          0.04          (0.11)
--------------------------------------------------------------------------
Total income (loss) from
  operations                          0.09           0.26          (0.01)
--------------------------------------------------------------------------
Less dividends from:
  Net investment income              (0.24)         (0.14)         (0.01)
--------------------------------------------------------------------------
Net asset value, end of period      $11.35         $11.50         $11.38
--------------------------------------------------------------------------
Total return(3)                       0.82%          2.34%         (0.09)%(+)
--------------------------------------------------------------------------
Net assets, end of period (000s)   $64,546        $84,831       $116,466
--------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                            1.88%(4)       1.93%          1.82%(4)+
  Net investment income               1.83           1.94           1.59+
--------------------------------------------------------------------------
Portfolio turnover rate                  2%            13%            47%
--------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period April 3, 2002 (inception date) to October 31, 2002.
(3) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4) The Manager waived a portion of its fees for the year ended October 31, 2004 and the period ended October 31, 2002. If such fees were not waived, the actual annualized expense ratios would have been 1.89% and 1.97%, respectively.
(+) Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.

-------------------------------------------------------------------------------
CLASS B SHARES(1)
-------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK

                                  FOR YEAR ENDED OCTOBER 31,
                                ------------------------------
                                     2004           2003         2002(2)
-------------------------------------------------------------------------
Net asset value, beginning of
period                              $11.41         $11.34         $11.40
-------------------------------------------------------------------------
Income from operations:
  Net investment income               0.12           0.14           0.06
  Net realized and unrealized
    gain (loss)                      (0.10)          0.03          (0.11)
-------------------------------------------------------------------------
Total income (loss) from
  operations                          0.02           0.17          (0.05)
-------------------------------------------------------------------------
Less dividends from:
  Net investment income              (0.16)         (0.10)         (0.01)
-------------------------------------------------------------------------
Net asset value, end of period      $11.27         $11.41         $11.34
-------------------------------------------------------------------------
Total return(3)                       0.15%          1.52%         (0.48)%(+)
-------------------------------------------------------------------------
Net assets, end of period (000s)  $403,316       $524,947       $605,061
-------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                            2.63%(4)       2.68%          2.52%(4)+
  Net investment income               1.08           1.19           0.87+
-------------------------------------------------------------------------
Portfolio turnover rate                  2%            13%            47%
-------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period April 3, 2002 (inception date) to October 31, 2002.
(3) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4) The Manager waived a portion of its fees for the year ended October 31, 2004 and the period ended October 31, 2002. If such fees were not waived, the actual annualized expense ratios would have been 2.64% and 2.66%, respectively.
(+) Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.

-------------------------------------------------------------------------------
CLASS C SHARES(1)(2)
-------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK

                                  FOR YEAR ENDED OCTOBER 31,
                                ------------------------------
                                     2004           2003         2002(3)
-------------------------------------------------------------------------
Net asset value, beginning of
  period                            $11.42         $11.34         $11.40
-------------------------------------------------------------------------
Income from operations:
  Net investment income               0.12           0.14           0.06
  Net realized and unrealized
    gain (loss)                      (0.11)          0.04          (0.11)
-------------------------------------------------------------------------
Total income (loss) from
  operations                          0.01           0.18          (0.05)
-------------------------------------------------------------------------
Less dividends from:
  Net investment income              (0.16)         (0.10)         (0.01)
-------------------------------------------------------------------------
Net asset value, end of period      $11.27         $11.42         $11.34
-------------------------------------------------------------------------
Total return(4)                       0.06%          1.60%         (0.48)%(+)
-------------------------------------------------------------------------
Net assets, end of period (000s)   $58,337       $100,359       $150,586
-------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                            2.63%(5)       2.68%          2.52%(5)+
  Net investment income               1.07           1.19           0.87+
-------------------------------------------------------------------------
Portfolio turnover rate                  2%            13%            47%
-------------------------------------------------------------------------
(1) Per share amounts have been calculated using the monthly average shares method.
(2) On April 29, 2004, Class L shares were renamed Class C shares.
(3) For the period April 3, 2002 (inception date) to October 31, 2002.
(4) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(5) The Manager waived a portion of its fees for the year ended October 31, 2004 and the period ended October 31, 2002. If such fees were not waived, the actual annualized expense ratios would have been 2.64% and 2.66%, respectively.
(+) Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.

                                                                       APPENDIX

MORE INFORMATION ABOUT THE GUARANTEE

The fund guarantees that on the Guarantee Maturity Date, each shareholder who automatically reinvests all dividends and distributions made by the fund and does not redeem any shares during the Guarantee Period will be entitled to redeem his or her shares for an amount no less than the value of that shareholder's account as of the close of business on May 13, 2002 (the business day before the beginning of the Guarantee Period), reduced to reflect certain expenses (the "Guaranteed Amount").


Example. Assume you invested $20,000 in Class A shares when the NAV was $11.40 per share. After deducting your sales load of 5.00%, $19,000 will be invested in Class A shares and you will have 1,666.667 shares in your account.

Assume further that the end of the fund's offering period was May 10, 2002 and on May 13, 2002 (the business day before the beginning of the Guarantee Period), the NAV for Class A shares remains stable at $11.40 per share and additional income of $50 (representing dividends accrued during the offering period) has been earned on your account, resulting in a distribution of 4.386 additional shares. Your Guaranteed Amount is based on the account value determined as of the close of business on May 13, 2002. To calculate your Guaranteed Amount, multiply the shares you own by the NAV per share for your class of shares on May 13, 2002.

Using our example:

  Shares you initially purchased                                  1,666.667
  Plus additional shares distributed                                  4.386
  Total shares                                                    1,671.053
  NAV per share of Class A shares on May 13, 2002                    $11.40
                                                                  ---------
  Your Guaranteed Amount as of May 13, 2002                         $19,050

As long as you reinvest all your dividends and distributions and make no withdrawals prior to the Guarantee Maturity Date, your Guaranteed Amount will not change during the Guarantee Period, except that it will be reduced if the fund incurs certain expenses. For example, certain expenses that are not covered by the Expense Limitation Agreement with the manager, such as extraordinary expenses, are treated the same way as cash dividends and thus reduce the Guaranteed Amount. Certain investment-related expenses, such as brokerage commissions, are not covered by the Expense Limitation Agreement, but will not reduce the Guaranteed Amount.

Redemptions of shares during the Guarantee Period will decrease the Guaranteed Amount to which you are entitled. If you redeem shares in the fund, you will then hold fewer shares at the then-current Guarantee per Share, thereby reducing your Guaranteed Amount. The Guarantee per Share will equal the NAV per share on May 13, 2002, and thereafter will be adjusted downward to reflect any dividends and distributions made by the fund. This adjustment also will reflect certain expenses paid by the fund, as described above.

Redemptions made from the fund prior to the Guarantee Maturity Date will be made at the then-current NAV, which may be higher or lower than the NAV at the inception of the Guarantee Period. For certain shareholders, redemptions made prior to the Guarantee Maturity Date may also be subject to a deferred sales charge (which is not covered by the Guarantee).

The Guarantee per Share will decline as dividends and distributions are made to shareholders. If you automatically reinvest dividends and distributions in the fund, you will hold a greater number of shares at a reduced Guarantee per Share following payment of a dividend or distribution. The result would be to preserve the Guaranteed Amount you were entitled to before the dividend or distribution was made. If you instead elect to receive any dividends or distributions in cash, you will hold the same number of shares at the reduced Guarantee per Share following payment of a dividend or distribution. This will reduce the Guaranteed Amount that you were entitled to before the dividend or distribution was made.

If you redeem shares, or take a dividend or distribution in cash, prior to the Guarantee Maturity Date, the reduction in your Guaranteed Amount may be more or less than the cash you receive.

Example. Assume you reinvest your dividends and distributions. The number of shares you own in the fund will increase at each declaration date. Although the number of shares in your account increases, your Guaranteed Amount does not change as a result of the dividend or distribution.

Using our example, assume it is now December 31, 2004 and the fund declares a dividend of $0.21 per share. Also, assume (just for this example) that the Class A NAV is $12.05 per share at the end of the day on December 31, 2004.

    To recalculate your Guarantee per Share:

    1. Determine the value of your dividend. Your total dividend will equal the per share dividend multiplied by the number of shares you own the day before the dividend is declared. In our example, we will multiply 1,671.053 shares by $0.21 per share to arrive at $350.92.

    2. Determine the number of shares that will get added to your account when your dividend is reinvested. Your additional shares equal the value of your dividend divided by the ending NAV per share on the day the dividend was declared. In our case, $350.92 divided by $12.05 works out to 29.122 additional shares.

    3. Adjust your account for your additional shares. Add 1,671.053 and 29.122 to arrive at your new share balance of 1,700.175.

    4. Determine your new Guarantee per Share. Take your original Guaranteed Amount and divide by your new share balance. Using our example, divide $19,050 by 1,700.175 shares to arrive at the new Guarantee per Share of $11.20.

    5. Your Guaranteed Amount still equals $19,050.

If, however, you take your dividend in cash, you will receive $350.92, and your number of shares will remain 1,671.053. Your new Guaranteed Amount will equal the new Guarantee Per Share of $11.20 multiplied by 1,671.053, or $18,715.79. Your Guaranteed Amount will have gone down by $334.21.

This calculation is repeated every time the fund declares a dividend. Although shareholders can perform this calculation themselves, the fund will recalculate the Guarantee per Share for each class of shares whenever the fund declares a dividend. The fund's calculations may differ from a shareholder's (for example, because of rounding or the number of decimal places used). The fund's calculations will control. Shareholders will be provided with information regarding the new Guarantee per Share.

[Logo] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed.(R)

SMITH BARNEY
CAPITAL
PRESERVATION FUND

SHAREHOLDER REPORTS Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

STATEMENT OF ADDITIONAL INFORMATION
The Statement of Additional Information provides more detailed information about the fund and is incorporated by reference into (is legally part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the Statement of Additional Information (without charge) by contacting your Service Agent, by calling Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 (or, for clients of a PFS Investments Inc. Registered Representative, Primerica Shareholder Services at 1-800-544-5445), or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) and Ambac can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund and Ambac are available on the EDGAR Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(SM) Your Serious Money. Professionally Managed. is a registered service mark of Citigroup Global Markets Inc.

(Investment Company Act file no. 811-4007)

FD2513  02/05

                               ------------------
                                   PROSPECTUS
                               ------------------

--------------------------------------------------------------------------------
                                  SMITH BARNEY
                                    CAPITAL
                                  PRESERVATION
                                    FUND II
--------------------------------------------------------------------------------

Class A, B and C Shares

February 25, 2005


The fund is currently closed to new investors. Existing shareholders may purchase additional shares only through the reinvestment of distributions and dividends.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

                              [Logo] Smith Barney
                                     Mutual Funds

                Your Serious Money. Professionally Managed.(SM)


-------------------------------------------------------------------------------
INVESTMENT PRODUCTS: NOT FDIC INSURED  o  NO BANK GUARANTEE  o  MAY LOSE VALUE
-------------------------------------------------------------------------------

SMITH BARNEY CAPITAL
PRESERVATION FUND II

-------------------------------------------------------------------------------
CONTENTS
-------------------------------------------------------------------------------

Investments, risks and performance .....................................     2

More on the fund's investments .........................................    13

The Guarantee ..........................................................    17

Management .............................................................    19

Choosing a class of shares to buy ......................................    22

Comparing the fund's classes ...........................................    24

Sales charges ..........................................................    25

More about deferred sales charges ......................................    29

Buying shares ..........................................................    30

Exchanging shares ......................................................    31

Redeeming shares .......................................................    33

Other things to know about share transactions ..........................    36

Dividends, distributions and taxes .....................................    39

Share price ............................................................    41

Financial highlights ...................................................    43

Appendix ...............................................................    47

THE FUND IS A SEPARATE SERIES OF SMITH BARNEY TRUST II, A MASSACHUSETTS BUSINESS TRUST.

-------------------------------------------------------------------------------
INVESTMENTS, RISKS AND PERFORMANCE
-------------------------------------------------------------------------------

GENERAL INFORMATION ABOUT THE FUND

The Smith Barney Capital Preservation Fund II now has a Guarantee Period and a Post Guarantee Period.

GUARANTEE PERIOD The Guarantee Period will run through November 4, 2007, or if that day is not a business day, the first business day thereafter (the "Guarantee Maturity Date"). Shares of the fund are not offered during the Guarantee Period, except in connection with reinvestment of distributions and dividends. During the Guarantee Period, the fund seeks some capital growth, while preserving principal.

Provided that all dividends and distributions received from the fund have been reinvested and no shares have been redeemed by a shareholder, the fund guarantees (the "Guarantee") that the value of that shareholder's account on the Guarantee Maturity Date will be no less than the value of that shareholder's account as of the close of business on November 1, 2002 (the business day before the Guarantee Period began) reduced to reflect certain expenses (the "Guaranteed Amount"). If a shareholder takes any distributions or dividends in cash instead of reinvesting them, or if a shareholder redeems any shares before the Guarantee Maturity Date, the shareholder's Guaranteed Amount will be reduced as more fully described below. The shareholder's Guaranteed Amount also will be reduced to reflect certain expenses, if any, paid by the fund during the Guarantee Period which are not covered by the Expense Limitation Agreement with the fund's manager (as more fully described under "Fee table" on page 11). The fund's Guarantee is backed by an unconditional, irrevocable financial guarantee insurance policy issued for the benefit of the shareholders of the fund by Ambac Assurance Corporation ("Ambac"), a financial guarantor and an operating subsidiary of Ambac Financial Group, Inc.

If on the Guarantee Maturity Date the fund's Guarantee does not result in the value of shareholders' accounts being at least equal to the Guaranteed Amount, Ambac will pay the fund an amount sufficient to ensure that each shareholder's account can be redeemed for an amount equal to his or her Guaranteed Amount.

POST GUARANTEE PERIOD During the Post Guarantee Period, which will commence immediately following the Guarantee Period, the fund expects to seek long-term growth of capital through investments primarily in common stocks and other equity securities. Shares of the fund will be offered on a continuous basis during the Post Guarantee Period.

During the Post Guarantee Period, the value of shareholders' accounts is not protected by the fund's Guarantee, and could go down.

GUARANTEE PERIOD OBJECTIVE


During the Guarantee Period, the fund seeks some capital growth, while preserving principal. Please note that as of January 31, 2005, approximately 78% of the fund's assets were invested in fixed income securities to preserve principal. When the fund's assets are largely invested in fixed income securities, as they are at the date of this Prospectus, it will be difficult for the fund to achieve capital growth.


KEY INVESTMENTS AND INVESTMENT STRATEGY DURING THE GUARANTEE PERIOD

Under normal market conditions, during the Guarantee Period the fund's assets are allocated between:

[ ] AN EQUITY COMPONENT, consisting primarily of common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, and

[ ] A FIXED INCOME COMPONENT, consisting primarily of high quality debt instruments.

ASSET ALLOCATION The fund's manager, Smith Barney Fund Management LLC, uses a proprietary model to determine, on an ongoing basis, the percentage of assets allocated to the equity component and to the fixed income component. The model evaluates a number of factors, including, but not limited to:

[ ] the market value of the fund's assets as compared to the aggregate guaranteed amount;

[ ] the prevailing level of interest rates;

[ ] equity market volatility; and

[ ] the length of time remaining until the Guarantee Maturity Date.

Generally, as the market value of the equity component rises, the model would allocate more assets to the equity component, and as the market value of the equity component declines, more assets are allocated to the fixed income component. Also when interest rates are very low (as they have been recently), more assets must be allocated to the fixed income component in order to increase the likelihood of preserving principal. As a result of the recent low interest rates and the decline in the equity markets in 2002 and early 2003, most of the fund's assets have been allocated to fixed income securities. Because the fund's assets are largely invested in fixed income securities to maintain the principal guarantee, the fund may not be able to increase significantly its equity component even if interest rates go up and/or the equity markets continue to improve.

The model may require the fund to have a portfolio turnover rate in excess of 200%. Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year.

EQUITY COMPONENT The manager will invest the equity component primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the manager believes are undervalued in the marketplace. While the manager selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The fund generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities.

EQUITY SELECTION PROCESS. The manager employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, the manager uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental values. Next, the manager looks for a positive catalyst in the company's near term outlook which the manager believes will accelerate earnings or improve the value of the company's assets. The manager also emphasizes companies in those sectors of the economy which the manager believes are undervalued relative to other sectors.

When evaluating an individual stock, the manager looks for:

[ ] Low market valuations measured by the manager's valuation models

[ ] Positive changes in earnings prospects because of factors such as:

    [ ] New, improved or unique products and services

    [ ] New or rapidly expanding markets for the company's products

[ ] New management

[ ] Changes in the economic, financial, regulatory or political environment particularly affecting the company

[ ] Effective research, product development and marketing

[ ] A business strategy not yet recognized by the marketplace

FIXED INCOME COMPONENT The fixed income component will consist primarily of high quality debt instruments. The weighted average duration of the fixed income component is expected to correspond (within approximately one month) to the period remaining until the Guarantee Maturity Date. Generally, fixed income securities with longer durations are more sensitive to changes in interest rates. The fixed income component may include U.S. Government securities and other high quality debt securities, such as commercial paper or guaranteed investment contracts (referred to as GICs). The U.S. Government securities may, but need not, be backed by the full faith and credit of the United States. U.S. Government securities include securities called STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. The fund does not expect to invest in interest-only STRIPS. GICs are contracts issued by insurance companies under which the contract holder places funds on deposit with the insurer, and the insurer promises to repay the contract holder's deposit plus interest at a guaranteed rate. The fixed income component may also include futures on fixed income securities, swaps and money market instruments.

PRINCIPAL RISKS OF INVESTING IN THE FUND

GUARANTEE PERIOD RISKS The principal risks of an investment in the fund during the Guarantee Period are those generally attributable to stock and bond investing. The success of the fund's strategy depends on the manager's ability to allocate assets between the equity component and the fixed income component and in selecting investments within each component. Because the fund may invest in both stocks and bonds, the fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor. The fund will be more subject to the risks of fixed income securities to the extent that the fund's assets are invested in fixed income securities.

However, a shareholder who automatically reinvests all dividends and distributions and does not redeem any shares during the Guarantee Period will be entitled to redeem his or her shares held on the Guarantee Maturity Date for an amount no less than the value of that shareholder's account as of the close of business on November 1, 2002, reduced to reflect certain expenses.

If during the Guarantee Period the equity markets or interest rates decline (as they did in 2002 and early 2003), the fund's manager may reallocate additional fund assets to the fixed income portion of the fund. For example, if interest rates decline significantly or if the value of the equity component declines precipitously, all or a substantial portion of the fund's assets that are not already allocated to fixed income would be reallocated to the fixed income portion. If all of the fund's assets are reallocated to the fixed income portion, the reallocation may be irreversible. In this circumstance, the fund would not participate in any subsequent recovery in the equity markets. Use of the fixed income component reduces the fund's ability to participate in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is more heavily invested in equities. At the date of this Prospectus, the fund's assets are largely invested in fixed income securities, and as a result, the fund may not be able to increase significantly its equity component even if interest rates go up and/or the equity markets continue to improve.

EQUITY COMPONENT RISKS -- GENERAL. Equity investments involve risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

[ ] Stock prices decline generally, or stocks perform poorly relative to other types of investments

[ ] The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect

[ ] An adverse event, such as negative press reports about a company in which the fund invests, depresses the value of the company's stock

[ ] The markets strongly favor growth stocks over stocks with value characteristics

[ ] Small or medium capitalization companies fall out of favor with investors

SMALL AND MID CAP EQUITY RISKS. Compared to mutual funds that focus only on large capitalization companies, the fund's share price may be more volatile to the extent that the fund also invests a significant portion of its assets in small and medium capitalization companies.

Compared to large companies, small and medium capitalization companies are more likely to have:

[ ] More limited product lines

[ ] Fewer capital resources

[ ] More limited management depth

Further, securities of small and medium capitalization companies are more likely to:

[ ] Experience sharper swings in market values

[ ] Be harder to sell at times and at prices the manager believes appropriate

[ ] Offer greater potential for gains and losses

FIXED INCOME COMPONENT RISKS. The principal risk associated with investing in bonds is that interest rates may rise, which generally causes bond prices to fall. The market value of zero coupon bonds (which may include STRIPS) generally is more volatile than the market value of fixed income securities with similar maturities that pay interest periodically. The U.S. Government securities in which the fund invests may, but need not, be backed by the full faith and credit of the United States. With certain U.S. Government agency securities, as with corporate obligations such as commercial paper and GICs, there is the risk that the issuer will fail to pay principal or interest on the obligations when due.

Also, if interest rates go up when the fund's assets are invested in fixed income securities, the fund's net asset value per share will go down. If you redeem your shares prior to the Guarantee Maturity Date, you will receive the current net asset value per share, less any applicable sales charge, which under these circumstances likely will be lower than the asset value per share at the commencement of the Guarantee Period.

ASSET ALLOCATION RISKS. The asset allocation process could result in additional transaction costs such as brokerage commissions. This process can have an adverse effect on the performance of the fund during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the fund, may increase the fund's transaction costs and may generate taxable capital gains.

In addition, the terms of a Financial Guarantee Agreement executed in connection with the financial guarantee insurance policy backing the Guarantee limit the manner in which the fund may be managed during the Guarantee Period, and thus limit the manager's ability to respond to changing market conditions. If the fund fails to comply with certain maximum equity limits or other restrictions, or upon certain other events, the fund may be required to allocate all of its assets to the fixed income component.

Shares of the fund may fall in value and you could lose money by investing in the fund if:

[ ] the fund incurs certain expenses that are not covered by the Expense
    Limitation Agreement with the fund's manager

[ ] you do not automatically reinvest dividends and distributions

[ ] you redeem your shares prior to the Guarantee Maturity Date

[ ] you continue to hold fund shares after the Guarantee Maturity Date

[ ] the fund is unable to fulfill its obligations under the Guarantee and Ambac becomes insolvent or its creditworthiness deteriorates

For a discussion of additional risks, see "More on the fund's investments" later in this Prospectus.

TRANSITION PERIOD After the Guarantee Maturity Date, the fund will, in the ordinary course of its investment activities, sell any fixed income securities remaining in its portfolio and purchase equity securities as soon as reasonably practicable, in order to conform its holdings to the fund's Post Guarantee Period investment objective as described below.

POST GUARANTEE PERIOD OBJECTIVE

During the Post Guarantee Period, the fund expects to seek long-term growth of capital. Current income will be a secondary consideration.

KEY INVESTMENTS AND INVESTMENT STRATEGY DURING THE POST GUARANTEE PERIOD

During the Post Guarantee Period, the fund's principal investment strategies are expected to be the same as those described above under the equity component of the Guarantee Period.

POST GUARANTEE PERIOD RISKS The principal risks of an investment in the fund during the Post Guarantee Period are expected to be those generally described under "Guarantee Period risks -- Equity component risks -- general."

For a discussion of additional risks, see "More on the fund's investments" later in this Prospectus.

PERFORMANCE INFORMATION


The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual total returns compare with the returns of broad-based securities market indices. The bar chart and the information below show performance of the fund's Class A shares, but do not reflect the impact of the sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class B and Class C shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares and the reinvestment of distributions and dividends at the end of the period. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

                 CALENDAR YEAR TOTAL RETURNS - CLASS A SHARES

                        2003                            3.46%
                        2004                            1.40%

HIGHEST AND LOWEST QUARTER RETURNS

Highest: 3.16% in 2nd quarter 2003
Lowest: (2.42)% in 2nd quarter 2004.

-------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                          (FOR PERIODS ENDED 12/31/04)
-------------------------------------------------------------------------------

                                                   SINCE         INCEPTION
                                       1 YEAR    INCEPTION         DATE

CLASS A                                                          4/3/2002
  Return before taxes                  (3.69)%    (0.16)%
  Return after taxes on
  distributions(1)                     (4.10)%    (0.21)%

  Return after taxes on
  distributions and sale of fund
  shares(1)                            (1.97)%     0.00%
--------------------------------------------------------------------------------

OTHER CLASSES (Return before taxes only)

CLASS B                                (4.30)%    (0.40)%        9/23/2002
--------------------------------------------------------------------------------

CLASS C(2)                              0.36%      1.70%         9/23/2002
--------------------------------------------------------------------------------
Lehman Aggregate Bond Index(3)          4.34%      4.47%      Since 9/30/2002
S&P 500 Index(4)                       10.87%      20.00%     Since 9/23/2002


(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B and Class C shares will vary.
(2) Effective as of April 29, 2004, Class L shares were renamed Class C shares. Effective February 2, 2004, the initial sales charge of 1.00% on those shares was eliminated for sales made on or after the date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.
(3) The Lehman Aggregate Bond Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. An investor cannot invest directly in an index.
(4) The S&P 500 Index is a market-value weighted index comprised of 500 widely held common stocks. An investor cannot invest directly in an index.

FEE TABLE

This table sets forth the fees and expenses you may pay if you invest in fund shares.

-------------------------------------------------------------------------------
                                SHAREHOLDER FEES
-------------------------------------------------------------------------------
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)      CLASS A    CLASS B    CLASS C

Maximum sales charge (load) imposed on
purchases (as a % of offering price)            5.00%      None       None

Maximum deferred sales charge (load) (as a %
of the lower of net asset value at purchase
or redemption)                                  None*      5.00%      1.00%

                        ANNUAL FUND OPERATING EXPENSES**


GUARANTEE PERIOD
(expenses deducted from fund assets)           CLASS A    CLASS B    CLASS C

Management fee                                  0.75%      0.75%      0.75%

Distribution (12b-1) fees
(includes service fees)                         0.25%      1.00%      1.00%

Other expenses
  Insurance policy fee                          0.75%      0.75%      0.75%

  Miscellaneous expenses                        0.17%      0.17%      0.17%

Total annual fund operating expenses            1.92%      2.67%      2.67%

POST GUARANTEE PERIOD
(expenses deducted from fund assets)           CLASS A    CLASS B    CLASS C

Management fee                                  0.75%      0.75%      0.75%

Distribution (12b-1) fees
(includes service fees)                         0.25%      1.00%      1.00%

Other expenses
  Insurance policy fee                          0.00%      0.00%      0.00%

  Miscellaneous expenses                        0.17%      0.17%      0.17%

Total annual fund operating expenses            1.17%      1.92%      1.92%


 * You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

** The fund's manager has entered into a written Expense Limitation Agreement with the fund under which it will limit expenses of the fund during the Guarantee Period, excluding certain expenses such as interest, taxes and extraordinary expenses, subject to possible reimbursement to the manager within three years, to a maximum of 1.95% per annum in the case of Class A shares and 2.70% per annum in the case of Class B and Class C shares. The expense limit will continue through at least the Guarantee Maturity Date.

EXAMPLE

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

[ ] You invest $10,000 in the fund for the periods shown
[ ] Your investment has a 5% return each year -- the assumption of a 5% return is required by the Securities and Exchange Commission ("SEC") for purposes of this example and is not a prediction of the fund's future performance
[ ] You reinvest all distributions and dividends without a sales charge
[ ] The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

-------------------------------------------------------------------------------
                      NUMBER OF YEARS YOU OWN YOUR SHARES
-------------------------------------------------------------------------------

                                   1 YEAR     3 YEARS    5 YEARS    10 YEARS


Class A
(with or without redemption)        $685      $  996     $1,251      $1,978

Class B
(redemption at end of period)       $770      $1,051     $1,278      $2,175*

Class B
(no redemption)                     $270      $  751     $1,178      $2,175*

Class C
(redemption at end of period)       $370      $  751     $1,178      $2,367

Class C
(no redemption)                     $270      $  751     $1,178      $2,367

* Assumes conversion to Class A shares approximately eight years after purchase.


-------------------------------------------------------------------------------
MORE ON THE FUND'S INVESTMENTS
-------------------------------------------------------------------------------

EQUITY SECURITIES The fund may invest in equity securities. Equity securities include common stocks traded on an exchange or in the over-the-counter market, preferred stocks, rights, depositary receipts, trust certificates, limited partnership interests, and shares of other investment companies and real estate investment trusts.

OTHER INVESTMENT COMPANIES The fund may invest in other investment companies, subject to the limits of the Investment Company Act of 1940. These investments may include interests in exchange-traded funds (which typically consist of a portfolio of securities that seeks to track the performance of an underlying index or portion of an index) and unit investment trusts. The return on investments in other investment companies will be reduced by the operating expenses, including investment advisory and administration fees, of such investment companies and there will be a layering of certain fees and expenses.

DERIVATIVES The fund may, but need not, use derivatives, such as futures contracts, options on securities indices, and interest rate and other swaps, for any of the following purposes:

[ ] To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in stock market prices or interest rates.
[ ] As a substitute for buying or selling securities (for example, to adjust the weighted average duration of the fixed income component to correspond to the period remaining until the Guarantee Maturity Date).
[ ] As a cash flow management technique.

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indices. If the fund invests in derivatives, even a small investment can have a big impact on the fund's stock and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and the counterparty may fail to honor contract terms. Derivatives may not be available on terms that make economic sense (for example, they may be too costly).

FOREIGN INVESTMENTS The fund may invest in foreign securities. The fund may invest directly in foreign issuers or invest in depository receipts. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly. During the Guarantee Period the fund may only invest in foreign securities that are traded on a U.S. market.

Investing in foreign issuers may involve unique risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger, more developed countries. These risks are more pronounced if the fund invests significantly in one country. These risks may include:

[ ] Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices.
[ ] The U.S. dollar may appreciate against non- U.S. currencies or a foreign government may impose restrictions on currency conversion or trading. Fifteen European countries participate in the European Economic and Monetary Union (EMU) and twelve of those countries have adopted the euro as their sole currency. Among other things, the EMU entails sharing an official interest rate and adhering to limits on government borrowing by participating countries. The EMU is driven by the expectation of economic benefits; however, there are significant risks associated with the EMU. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to the EMU in the face of changing economic conditions.
[ ] The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession.
[ ] Economic, political and social developments may adversely affect the securities markets.
[ ] Foreign government obligations involve the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.

DEBT SECURITIES The fund may invest in debt securities, also called fixed income securities. Fixed income securities include bonds, notes (including structured notes, commercial paper and guaranteed investment contracts or GICs) and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; and foreign governments and their political subdivisions. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

Investing in debt securities involves certain risks that may cause the fund not to perform as well as other investments. If interest rates go up, the prices of fixed income securities may decline, thereby reducing the value of the fund's investments in debt securities. The issuer of a security owned by the fund may default on its obligation to pay principal and/or interest or have its credit rating downgraded. During periods of declining interest rates, there is call or prepayment risk, meaning that the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. During times of rising interest rates, there is extension risk, meaning that the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security.

CASH MANAGEMENT The fund may hold cash pending investment, and may invest in money market instruments, repurchase agreements and reverse repurchase agreements for cash management and other purposes.

PORTFOLIO TURNOVER The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

DEFENSIVE INVESTING The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information ("SAI"). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could affect the fund's investment performance.

The fund's goals and strategies may be changed without shareholder approval.


PORTFOLIO HOLDINGS The fund's policies and procedures with respect to the disclosure of the fund's portfolio securities are described in the SAI.

OTHER RISKS OF INVESTING IN THE FUND If you may need access to your money at any point prior to the Guarantee Maturity Date or if you prefer to receive your dividends and distributions in cash, you should consider the appropriateness of investing in the fund. Redemptions made for any reason prior to the Guarantee Maturity Date will be made at NAV, may be subject to a deferred sales charge and are not eligible for the Guarantee. Any distributions that you receive in the form of cash will reduce your Guaranteed Amount, as described later in this Prospectus. Also, certain fund expenses not covered by the Expense Limitation Agreement with the fund's manager, such as extraordinary expenses, are not covered by the Guarantee.


Shareholders' ability to receive the Guaranteed Amount depends on the financial condition of the fund and Ambac. Ambac has been given a triple-A rating from each of Moody's Investors Service, Inc., Standard & Poor's Ratings Services and Fitch Ratings, Inc. as of the date of this Prospectus. However, if Ambac becomes insolvent, or its creditworthiness deteriorates, payment to the fund under Ambac's insurance policy may not be made or may become unlikely. In these circumstances, the fund would consider a variety of options, including liquidating the fund on or before the Guarantee Maturity Date. Shareholders might suffer a loss of principal. The fund also reserves the right to liquidate at any time on or after the Guarantee Maturity Date.

-------------------------------------------------------------------------------
THE GUARANTEE
-------------------------------------------------------------------------------

The fund seeks to provide investors with some of the upside earnings potential available in rising equity markets, but also to provide a hedge against a falling equity marketplace. The fund guarantees that on the Guarantee Maturity Date, each shareholder will be entitled to redeem his or her shares for an amount no less than the Guaranteed Amount. A shareholder who automatically reinvests all dividends and distributions made by the fund and does not redeem any shares during the Guarantee Period will be entitled to redeem his or her shares held on the Guarantee Maturity Date for an amount no less than his or her account value as of the close of business on November 1, 2002 (the business day before the Guarantee Period began), reduced to reflect certain expenses, if any, not covered by the Expense Limitation Agreement with the fund's manager. The fund's Guarantee is backed by an unconditional and irrevocable financial guarantee insurance policy issued by Ambac for the benefit of the shareholders of the fund. The fund will pay to Ambac a fee equal to 0.75% per annum of the average daily net assets of the fund during the Guarantee Period for providing the financial guarantee insurance policy. If on the Guarantee Maturity Date the fund's Guarantee does not result in the value of shareholders' accounts being at least equal to the Guaranteed Amount, Ambac will pay the fund an amount sufficient to ensure that each shareholder's account can be redeemed for an amount equal to his or her Guaranteed Amount. The fund will then commence the Post Guarantee Period. During the Post Guarantee Period your investment in the fund will no longer be protected by the Guarantee, and its value could go down.

In summary, if you maintain your fund investment through the Guarantee Maturity Date, make no redemptions, and reinvest all dividends and distributions, you will be entitled to redeem your shares held as of the Guarantee Maturity Date for:

[ ] the amount you paid for your shares minus any up-front sales charges plus

[ ] your share of the fund's net income during the fund's offering period
    (assuming you bought your shares before the last day of the offering period)

minus

[ ] an adjustment to reflect certain fund expenses, if any, during the Guarantee Period that are not covered by the Expense Limitation Agreement with the fund's manager.

If you redeem fund shares or take a dividend or distribution in cash prior to the Guarantee Maturity Date, the reduction in your Guaranteed Amount may be more or less than the cash you receive. See the appendix to this Prospectus and the SAI for information on the calculation of the Guaranteed Amount and additional details about the Guarantee.

The fund's Board of Trustees and Ambac may agree to amend the terms of the Guarantee, the Financial Guarantee Agreement and financial guarantee insurance policy at any time without shareholder approval. To the extent practicable, shareholders would be given at least 60 days' prior written notice of any termination of the financial guarantee insurance policy backing the fund's Guarantee. In the event of such termination, the fund's Board of Trustees would consider reasonable alternatives and seek to act in the best interests of fund shareholders.

See "Dividends, distributions and taxes -- Financial Guarantee Insurance Policy" for additional details regarding the financial guarantee insurance policy.

AMBAC ASSURANCE CORPORATION

Ambac Assurance Corporation, the issuer of the financial guarantee insurance policy backing the fund's Guarantee, was incorporated on February 25, 1970 and is the principal operating subsidiary of Ambac Financial Group, Inc. ("AFG"). Ambac is a leading guarantor of municipal and structured finance obligations. Ambac is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Territory of Guam and the U.S. Virgin Islands.

Ambac has earned triple-A ratings, the highest ratings available from Moody's Investors Service, Inc., Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and Fitch Ratings, Inc. These ratings are an essential part of Ambac's ability to provide credit enhancement. The address of Ambac's administrative offices and its telephone number are One State Street Plaza, 19th Floor, New York, New York 10004 and (212) 668-0340.

Ambac makes no representation regarding the shares or the advisability of investing in the shares and makes no representation regarding, nor has it participated in the preparation of, this Prospectus other than the information supplied by Ambac and presented under this heading.

Ambac is a wholly-owned subsidiary of AFG, a publicly-held company. AFG, incorporated on April 29, 1991 and headquartered in New York City, is a holding company whose subsidiaries provide financial guarantees and financial services to clients in both the public and private sectors around the world. AFG is subject to the informational requirements of the Securities Exchange Act, and in accordance therewith files reports and other information with the SEC. Such reports and other information may be inspected and copied at the public reference facilities maintained by the SEC. See the back cover of this Prospectus to find out how to obtain these reports and information. The description of Ambac provided herein should be read in conjunction with the description relating to Ambac, its business, condition and performance and insurance regulatory matters included in AFG's most recent Annual Report on Form 10-K and other subsequent reports filed with the SEC by AFG.

-------------------------------------------------------------------------------
MANAGEMENT
-------------------------------------------------------------------------------

Manager The fund's investment manager is Smith Barney Fund Management LLC ("SBFM" or the "manager"), a registered investment adviser and a part of Citigroup Asset Management ("CAM"), the global asset management arm of Citigroup, Inc. ("Citigroup"). The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the fund's investments, oversees its operations and provides administrative services to the fund. The manager and Citigroup Global Markets Inc. ("CGM"), one of the fund's distributors, are subsidiaries of Citigroup. Citigroup businesses offer a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, SBFM does not obtain or use inside information acquired by any division, department of affiliate of Citigroup in the course of those relationships. To the extent a fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

PORTFOLIO MANAGEMENT

Equity component John G. Goode and Peter Hable serve as co-portfolio managers and are responsible for the day-to-day management of the fund. Mr. Goode is the Chairman and Chief Investment Officer of Davis Skaggs Investment Management ("Davis Skaggs"), a division of SBFM, and a managing director of CGM. Mr. Hable is the President of Davis Skaggs and a managing director of CGM. Mr. Goode has been with CGM or its predecessor companies since 1969. Mr. Hable has been with CGM or its predecessor companies since 1983.

FIXED INCOME COMPONENT AND ASSET ALLOCATION Effective June 28, 2004, a team of individuals employed by the manager serves as the strategist for the fund and is responsible for the fixed income component and the allocation of fund assets between the equity and fixed income components.


MANAGEMENT FEE For the fiscal year ended October 31, 2004, the manager received a fee, after waivers, of 0.74% of the fund's average daily net assets.

If at any time the fund is 100% invested in fixed income securities and it is anticipated that the fund will continue to be so invested, the manager may propose, and the fund's Trustees may consider, a reduction or waiver of the management fee.

SERVICE PLANS The fund has adopted a Rule 12b-1 service plan for each of its Class A, B and C shares. Under each plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time these fees will increase the cost of your investment and, may cost you more than other types of sales charges.

In addition, the fund's distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments to dealers for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include a fund's distributors and other affiliates of SBFM, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT Citicorp Trust Bank, fsb, ("Citicorp Trust") an affiliate of the manager, serves as the fund's transfer agent and shareholder servicing agent. The transfer agent has entered into sub-transfer agency and services agreements with PFPC Inc. and Primerica Shareholder Services, which is also an affiliate of the manager, to serve as the fund's sub-transfer agents. The sub-transfer agents will perform certain functions including shareholder record keeping and accounting services.

RECENT DEVELOPMENTS In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies; Citicorp Trust Bank (CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and the other two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.


In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.


Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.


-------------------------------------------------------------------------------
CHOOSING A CLASS OF SHARES TO BUY
-------------------------------------------------------------------------------

You can choose among three classes of shares: Class A, B and C. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

[ ] How much you plan to invest.

[ ] How long you expect to own the shares.

[ ] The expenses paid by each class detailed in the Fee Table and Example at the front of this Prospectus.

[ ] Whether you qualify for any reduction or waiver of sales charges.

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in amount of $50,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.


You may buy shares from:


[ ] Certain broker/dealers, financial intermediaries, financial institutions or a distributor's financial consultants (each called a "Service Agent").

[ ] The fund, but only if you are investing through certain qualified plans or Service Agents.

Not all classes of shares are available through Service Agents. You should contact your Service Agent for further information.

INVESTMENT MINIMUMS Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

-------------------------------------------------------------------------------
                                                   INITIAL     ADDITIONAL
-------------------------------------------------------------------------------

                                                 ALL CLASSES    ALL CLASSES

General                                            $1,000           $50
IRAs, Self Employed Retirement Plans, Uniform
Gifts or Transfers to Minor Accounts               $  250           $50
Qualified Retirement Plans*                        $   25           $25
Simple IRAs                                        $    1           $ 1
Monthly Systematic Investment Plans**              $   25           $25
Quarterly Systematic Investment Plans**            $   50           $50

 * Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.
** Only available during the Post Guarantee Period.

-------------------------------------------------------------------------------
COMPARING THE FUND'S CLASSES
-------------------------------------------------------------------------------

Your Service Agent can help you decide which class meets your goals. The
Service Agent may receive different compensation depending upon which class you choose.
--------------------------------------------------------------------------------
                 CLASS A              CLASS B              CLASS C
--------------------------------------------------------------------------------
KEY FEATURES  [ ] Initial sales     [ ] No initial sales  [ ] No initial sales
                  charge                charge                charge
              [ ] You may qualify   [ ] Deferred sales    [ ] Deferred sales
                  for reduction         charge declines       charge for only
                  or waiver of          over time             1 year
                  initial sales     [ ] Converts to       [ ] Higher annual
                  charge                Class A               expenses than
              [ ] Lower annual          after 8 years         Class A
                  expenses than     [ ] Higher annual
                  Class B and           expenses than
                  Class C               Class A
------------------------------------------------------------------------------
INITIAL SALES     Up to 5.00%;          None                  None
CHARGE            reduced or waived
                  for large purchases
                  and certain
                  investors. No charge
                  for purchases of
                  $1,000,000 or more
------------------------------------------------------------------------------
DEFERRED SALES    1.00% on              Up to 5.00%           1.00% if you
CHARGE            purchases of          charged when          redeem within
                  $1,000,000            you redeem            one year of
                  or more if you        shares. The           purchase
                  redeem within         charge is
                  one year of           reduced over
                  purchase              time and
                                        there is no
                                        deferred
                                        sales charge
                                        after 5 years
------------------------------------------------------------------------------
ANNUAL           0.25% of               1.00% of              1.00% of
DISTRIBUTION     average                average               average
AND SERVICE      daily net              daily net             daily net
FEES             assets                 assets                assets
------------------------------------------------------------------------------
EXCHANGEABLE     Class A shares of      Class B shares of     Class C shares of
INTO*            most Smith Barney      most Smith Barney     most Smith Barney
                 funds                  funds                 funds
------------------------------------------------------------------------------
* Ask your Service Agent for the Smith Barney funds available for exchange.

More information about the fund's classes of shares is available through the Smith Barney Mutual Funds' website. You'll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

[ ] the front-end sales charges that apply to the purchase of Class A shares
[ ] the deferred sales charges that apply to the redemption of Class B and
    Class C shares
[ ] who qualifies for lower sales charges on Class A shares
[ ] who qualifies for a sales load waiver


Go to https://www.smithbarneymutualfunds.com and click on the name of the fund.


-------------------------------------------------------------------------------
SALES CHARGES
-------------------------------------------------------------------------------

CLASS A SHARES

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge that you pay, depending on the amount that you purchase.

The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributors keep up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

-------------------------------------------------------------------------------
                                                                   BROKER/
                                     SALES CHARGE AS A % OF        DEALER
                                   --------------------------    COMMISSION
                                    OFFERING     NET AMOUNT       AS A % OF
AMOUNT OF PURCHASE                  PRICE (%)   INVESTED (%)   OFFERING PRICE
-------------------------------------------------------------------------------
Less than $25,000                     5.00          5.26            4.50
$25,000 but less than $50,000         4.25          4.44            3.83
$50,000 but less than $100,000        3.75          3.90            3.38
$100,000 but less than $250,000       3.25          3.36            2.93
$250,000 but less than $500,000       2.75          2.83            2.48
$500,000 but less than $1,000,000     2.00          2.04            1.80
$1,000,000 or more                     -0-           -0-         up to 1.00*

* A distributor may pay up to 1.00% to a Service Agent for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 1.00% from the distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1.00% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

INVESTMENTS OF $1,000,000 OR MORE You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%. If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non-qualified retirement plans with an omnibus relationship with the fund, you will not be subject to a deferred sales charge.

QUALIFYING FOR A REDUCED CLASS A SALES CHARGE There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund's sub-transfer agent if you have entered into a letter of intent, or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchases. You may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.

ACCUMULATION PRIVILEGE -- Lets you combine the current total net asset value of all Class A shares of the fund and other Smith Barney funds that are owned

[ ] by you, or

[ ] by your spouse and children under the age of 21

and that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

LETTER OF INTENT -- Lets you purchase Class A shares of the fund and of other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include the dollar amount of purchases on which you paid a sales charge within 90 days before you sign the letter.

WAIVERS FOR CERTAIN CLASS A INVESTORS Class A initial sales charges are waived for certain types of investors, including:

[ ] Employees of NASD members
[ ] Investors participating in "wrap fee" or asset allocation programs or other fee-based arrangements sponsored by affiliated and nonaffiliated broker-dealers and other financial institutions that have entered into agreements with CGM
[ ] Investors who redeemed Class A shares of a Smith Barney fund in the past
    60 days, if the investor's Service Agent is notified

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the applicable sub-transfer agent at the time of purchase.


If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual Funds' website: https://www.smithbarneymutualfunds.com and click on the name of the fund.


CLASS B SHARES

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. No deferred sales charge will be paid by investors who purchased their fund shares during the fund's offering period and redeem them on or after the Guarantee Maturity Date. The rate of the deferred sales charge decreases as the number of years since your purchase payment increases.

-------------------------------------------------------------------------------
YEAR AFTER PURCHASE         1ST     2ND     3RD   4TH   5TH   6TH THROUGH 8TH
-------------------------------------------------------------------------------
Deferred sales charge        5%      4%     3%     2%    1%          0%

Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares that they sell, except for sales exempt from the deferred sales charge. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

CLASS B CONVERSION After eight years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses than Class B shares. Your Class B shares will convert to Class A shares as follows:

-------------------------------------------------------------------------------
                     SHARES ISSUED:
SHARES ISSUED:       ON REINVESTMENT OF            SHARES ISSUED:
AT INITIAL           DIVIDENDS AND                 UPON EXCHANGE FROM ANOTHER
PURCHASE             DISTRIBUTIONS                 SMITH BARNEY FUND
-------------------------------------------------------------------------------
Eight years          In the same proportion as     On the date the shares
after the            the number of Class B         originally acquired would
date of              shares converting is to       have converted into Class A
purchase             total Class B shares you      shares
payment              own (excluding shares
                     issued as dividends)

CLASS C SHARES

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1%.

Service Agents selling Class C shares receive a commission of up to 1.00% of the purchase price of the Class C shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

-------------------------------------------------------------------------------
MORE ABOUT DEFERRED SALES CHARGES
-------------------------------------------------------------------------------

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less. Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

[ ] Shares exchanged for shares of another Smith Barney fund
[ ] Shares representing reinvested distributions and dividends
[ ] Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, the amount of the deferred sales charge you paid will be deducted from the amount of sales charge due on any other purchase of Smith Barney fund shares, if you notify your Service Agent.

The fund's distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

DEFERRED SALES CHARGE WAIVERS

The deferred sales charge for each share class will generally be waived:

[ ] On payments made through certain systematic withdrawal plans

[ ] On certain distributions from a retirement plan

[ ] For involuntary redemptions of small account balances

[ ] For 12 months following the death or disability of a shareholder

In addition, the deferred sales charge on redemptions of Class A shares will be waived on redemptions of shares by third party Section 529 college savings plans.


If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual Funds' website: https://www.smithbarneymutualfunds.com and click on the name of the fund.


-------------------------------------------------------------------------------
BUYING SHARES
-------------------------------------------------------------------------------


Shares of the fund may now be purchased only by existing shareholders and only through the reinvestment of distributions and dividends. Shares will be continuously offered during the Post Guarantee Period. Investors who want to purchase shares in the fund during the Post Guarantee Period should review this section, although this information could change by then.


If you are purchasing fund shares through your investment professional, he or she will guide you through the process of opening an account, as follows.

Through a Service Agent  You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

                         Your Service Agent may charge an annual account maintenance fee.
--------------------------------------------------------------------------------

       Through the fund  Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

                         [ ] Write to the fund at the following address to
                             open an account or buy shares:

                               SMITH BARNEY CAPITAL PRESERVATION FUND II
                               (SPECIFY CLASS OF SHARES)
                               c/o PFPC INC.
                               P.O. BOX 9699
                               PROVIDENCE, RI 02940-9699

                         [ ] Enclose a check to pay for the shares.
                         [ ] For more information, please call Smith Barney
                             Mutual Funds Shareholder Services at
                             1-800-451-2010.
--------------------------------------------------------------------------------

   Through a systematic  During the Post Guarantee Period you may authorize investment plan  your Service Agent or the applicable sub-transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

                         [ ] Amounts transferred must be at least: $25
                             monthly or $50 quarterly.
                         [ ] If you do not have sufficient funds in your
                             account on a transfer date, your Service Agent or the applicable sub-transfer agent may charge you a fee.

                         For more information, contact your Service Agent or the transfer agent or consult the SAI.
-------------------------------------------------------------------------------
EXCHANGING SHARES
-------------------------------------------------------------------------------

  Smith Barney offers a You should contact your Service Agent to exchange distinctive family of into other Smith Barney funds. Be sure to read the funds tailored to help  prospectus of the Smith Barney fund into which you meet the varying needs are exchanging. An exchange is a taxable transaction. of both large and small investors  [ ] You may exchange Class A, Class B and Class C shares only for shares of the same class of
                             another Smith Barney fund. Not all Smith Barney funds offer all classes.
                         [ ] Not all Smith Barney funds may be offered in
                             your state of residence. Contact your Service
                             Agent or the transfer agent for further
                             information.
                         [ ] Exchanges of Class A, Class B and Class C shares
                             are subject to minimum investment requirements (except for systematic investment plan investments), and all shares are subject to the other requirements of the fund into which exchanges are made.
                         [ ] The fund may suspend or terminate your exchange
                             privilege if you engage in an excessive pattern of exchanges.
-------------------------------------------------------------------------------

   Waiver of additional Your shares will not be subject to an initial sales sales charges charge at the time of the exchange.

                         Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, your sales charge will not be reduced.
-------------------------------------------------------------------------------

           By telephone  If you do not have a brokerage account with
                         a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange ("NYSE") is open. For clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m.
                         (Eastern time). All other shareholders should call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m.
                         (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

                         You can make telephone exchanges only between accounts that have identical registrations.
--------------------------------------------------------------------------------

                By mail  If you do not have a brokerage account, contact
                         your Service Agent or write to the applicable sub-transfer agent at the address on the page 34.
-------------------------------------------------------------------------------
REDEEMING SHARES
-------------------------------------------------------------------------------

              Generally  Fund shares may be redeemed by shareholders at any time during the life of the fund. However, redemptions made for any reason prior to the Guarantee Maturity Date will be made at NAV, less any applicable deferred sales charge, and are not covered by the Guarantee or the financial guarantee insurance policy.

                         Contact your Service Agent to redeem shares of the fund.

                         If the shares are held by a fiduciary or corporation, other documents may be required.

                         Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined after receipt.

                         Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                         If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
--------------------------------------------------------------------------------

                By mail For accounts held directly at the fund, send written requests to the fund at the applicable address:

                         For clients of a PFS Investments Inc. Registered Representative, write to Primerica Shareholder Services at the following address:

                             PRIMERICA SHAREHOLDER SERVICES
                             P.O. BOX 9662
                             PROVIDENCE, RI 02940-9662

                         For all other investors, send your written requests to PFPC Inc. at the following address:

                             SMITH BARNEY CAPITAL PRESERVATION FUND II
                             (SPECIFY CLASS OF SHARES)
                             c/o PFPC INC.
                             P.O. BOX 9699
                             PROVIDENCE, RI 02940-9699

                         Your written request must provide the following:

                         [ ] The name of the fund and your account number
                         [ ] The class of shares and the dollar amount or
                             number of shares to be redeemed
                         [ ] Signatures of each owner exactly as the account
                             is registered
--------------------------------------------------------------------------------

           By telephone  If you do not have a brokerage account with
                         a Service Agent, you may be eligible to redeem shares by telephone (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. For clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m.
                         (Eastern time). All other shareholders should call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m.
                         (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

                         Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer
                         (ACH) to a bank account designated on your
                         authorization form. You must submit a new
                         authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. A sub-transfer agent may charge a fee on a wire or an electronic transfer (ACH).
--------------------------------------------------------------------------------

         Automatic cash During the Post Guarantee Period you can arrange for withdrawal plans the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1.00% per month of the value of your shares subject to a deferred sales charge. While participating in the automatic cash withdrawal plan, all dividends and distributions must be reinvested.

                         For more information, contact your Service Agent or consult the SAI.

-------------------------------------------------------------------------------
OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS
-------------------------------------------------------------------------------

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

[ ] Name of the fund
[ ] Account number
[ ] Class of shares being bought, exchanged or redeemed
[ ] Dollar amount or number of shares being bought, exchanged or redeemed
[ ] Signature of each owner exactly as the account is registered

The fund's sub-transfer agents will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent, nor the sub-transfer agents will bear any liability for such transactions.

SIGNATURE GUARANTEES To be in good order, your redemption request must include a signature guarantee if you:

[ ] Are redeeming over $50,000
[ ] Instruct the applicable sub-transfer agent to mail the check to an address different from the one on your account
[ ] Changed your account registration
[ ] Want the check paid to someone other than the account owner(s)
[ ] Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

[ ] Suspend the offering of shares during the Post Guarantee Period
[ ] Waive or change minimum and additional investment amounts
[ ] Reject any purchase or exchange order
[ ] Change, revoke or suspend the exchange privilege
[ ] Suspend telephone transactions
[ ] Suspend or postpone redemptions of shares on any day when trading on the
    NYSE is restricted, or as otherwise permitted by the SEC
[ ] Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

SMALL ACCOUNT BALANCES/MANDATORY REDEMPTIONS If your account falls below $500 ($250 for IRA accounts) during the Post Guarantee Period because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent or the transfer agent or consult the SAI.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund's portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund's long term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund's performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund's share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund's portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long term shareholders, the Board of Trustees of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.


The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund's ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor's trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund's service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The fund's policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund's portfolio holdings, as such information may be used for market timing and similar abusive practices.


The fund's policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the fund's Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund's performance, and its long term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.


SHARE CERTIFICATES Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

RECORD OWNERSHIP If you hold your shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Service Agent acts. For these purposes, a distributor's financial consultants are not considered Service Agents.

-------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

Dividends and distributions The fund generally declares and pays dividends annually and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. You do not pay a sales charge on reinvested distributions or dividends. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. Both dividends and capital gains distributions are paid by the fund on a per share basis. As a result, at the time of a payment, the share price (or NAV per share) of the fund will be reduced by the amount of the payment.

Unless you instruct the fund otherwise, dividends and distributions paid by the fund will be reinvested in additional shares of the fund. An election to have all dividends and distributions paid in cash will reduce the Guaranteed Amount as described above. Dividends and distributions paid to shareholders are taxable even if they are reinvested in the fund.

TAXES The following discussion is very general. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability you owe as a result of any of these taxable events is your responsibility, and will not be reimbursed under the Guarantee. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

-------------------------------------------------------------------------------
TRANSACTION                                   FEDERAL TAX STATUS
-------------------------------------------------------------------------------

Redemption or exchange of shares                 Usually capital gain or loss;
                                                 long-term if shares owned
                                                 more than one year

Distributions of net capital gain (excess of     Long-term capital gain net
long-term capital gain over net short-term capital loss)

Distributions on qualified dividend income       Qualified dividend income

Other Ordinary Dividends (including              Ordinary income
distributions of net short-term capital
gain)


Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. Distributions of qualified dividend income received by a non-corporate shareholder may qualify for a reduced tax rate, provided that the shareholder satisfies certain holding period requirements. Qualified dividend income generally is income derived from dividends from a U.S. corporation (other than from income derived from dividends received from REITs); dividends from certain foreign corporations will also qualify. You may want to avoid buying shares when the fund is about to declare a distribution or a dividend because it will be taxable to you even though it may in effect be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor resident of the United States, the fund will withhold federal income tax at the rate of 30% (or lower treaty rate) on ordinary dividends and other payments that are subject to such withholding. Back-up withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither residents nor citizens of the United States. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to back-up withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Any withholding will reduce the Guaranteed Amount.


The fund's asset allocation process may result in the realization of additional gains. It may also result in a larger portion of any net gains being realized as short-term capital gains (rather than long-term capital gains), and therefore being taxed as ordinary income when distributed to shareholders. As noted above, distributions of any gains and income will be taxable to shareholders even if those distributions are reinvested in fund shares. Shareholders may receive taxable distributions of income from investments included in the fixed income component even in situations where the fund has capital losses from investments in the equity component. If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

The fund expects to invest a significant portion of its assets in zero coupon bonds and/or other instruments purchased at a discount. This will require the fund to recognize taxable income and to pay dividends prior to the receipt of cash payments. In order to distribute this income and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.

FINANCIAL GUARANTEE INSURANCE POLICY If it is necessary for Ambac to make a payment to the fund in connection with the financial guarantee insurance policy, this payment will likely be considered to reduce the fund's losses on securities transactions or in the absence of losses be treated as additional income from securities.

-------------------------------------------------------------------------------
SHARE PRICE
-------------------------------------------------------------------------------


You may buy, exchange or redeem shares at their net asset value, next determined after receipt of your request in good order, plus any applicable sales charge. Shares of the fund now may be purchased only during the Post Guarantee Period. For each class of shares, net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.


The Board of Trustees has approved procedures to be used to value the fund's securities for the purposes of determining the fund's net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Trustees. The Board of Trustees has delegated certain valuation functions for the fund to the manager.


The Fund generally values its securities based on market quotations determined at the close of trading on the NYSE. Debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment's fair value. The fund's currency conversions, if any, are done as of when the London stock exchange closes, which is at 12 noon Eastern time. For securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by third party pricing vendors using a variety of pricing techniques and methodologies. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined by the manager, using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund's net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by a pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by a manager from time to time.


Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the applicable sub-transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the applicable sub-transfer agent before the applicable sub-transfer agent's close of business.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the performance of each class since inception of the fund. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report (available upon request). Effective April 29, 2004, Class L shares of the fund were renamed Class C shares.


-----------------------------------------------------------------------------------------------------------
CLASS A SHARES(1)
-----------------------------------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK

                                                      YEAR ENDED OCTOBER 31,
                                                     ------------------------
                                                     2004                 2003                   2002(2)
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $11.68               $11.40                     $11.40
-----------------------------------------------------------------------------------------------------------
Income from operations:
  Net investment income                               0.09                 0.10                       0.01
  Net realized and unrealized gain                    0.12                 0.21                       0.00*
-----------------------------------------------------------------------------------------------------------
Total income from operations                          0.21                 0.31                       0.01
-----------------------------------------------------------------------------------------------------------
Less dividends from:
  Net investment income                              (0.10)               (0.03)                     (0.01)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $11.79               $11.68                     $11.40
-----------------------------------------------------------------------------------------------------------
Total return(3)                                       1.77%                2.73%                      0.09%(+)
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (000s)                   $38,724              $58,594                    $74,552
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                                            1.91%(4)             1.94%                      0.68%(4)+
  Net investment income                               0.73                 0.83                       0.76+
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 10%                 114%                        --
-----------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period September 23, 2002 (inception date) to October 31, 2002.
(3) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4) The Manager waived a portion of its fees for the year ended October 31, 2004 and the period ended
    October 31, 2002. If such fees were not waived the actual annualized expense ratios would have been
    1.92% and 1.24%+, respectively.
  * Amount represents less than $0.01 per share.
(+) Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.

-----------------------------------------------------------------------------------------------------------
CLASS B SHARES(1)
-----------------------------------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK

                                                      YEAR ENDED OCTOBER 31,
                                                     ------------------------
                                                     2004                 2003                   2002(2)
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $11.60               $11.40                     $11.40
-----------------------------------------------------------------------------------------------------------
Income from operations:
  Net investment income(1)                            0.00*                0.01                       0.01
  Net realized and unrealized gain                    0.11                 0.22                       0.00*
-----------------------------------------------------------------------------------------------------------
Total income from operations                          0.11                 0.23                       0.01
-----------------------------------------------------------------------------------------------------------
Less dividends from:
  Net investment income                              (0.01)               (0.03)                     (0.01)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $11.70               $11.60                     $11.40
-----------------------------------------------------------------------------------------------------------
Total return(3)                                       0.94%                2.01%                      0.05%(+)
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (000s)                  $448,695             $590,590                   $673,367
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                                            2.66%(4)             2.69%                      0.97%(4)+
  Net investment income (loss)                       (0.02)                0.09                       0.41+
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 10%                 114%                        --
-----------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period September 23, 2002 (inception date) to October 31, 2002.
(3) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4) The Manager waived a portion of its fees for the year ended October 31, 2004 and the period ended
    October 31, 2002. If such fees were not waived the actual annualized expense ratios would have been
    2.67% and 1.53%+, respectively.
  * Amount represents less than $0.01 per share.
(+) Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.

-----------------------------------------------------------------------------------------------------------
Class C Shares(1)(2)
-----------------------------------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK

                                                      YEAR ENDED OCTOBER 31,
                                                     ------------------------
                                                     2004                 2003                   2002(3)
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $11.60               $11.40                     $11.40
-----------------------------------------------------------------------------------------------------------
Income from operations:
  Net investment income (loss)                        0.00*                0.01                       0.01
  Net realized and unrealized gain                    0.11                 0.22                       0.00*
-----------------------------------------------------------------------------------------------------------
Total income from operations                          0.11                 0.23                       0.01
-----------------------------------------------------------------------------------------------------------
Less dividends from:
  Net investment income                              (0.01)               (0.03)                     (0.01)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $11.70               $11.60                     $11.40
-----------------------------------------------------------------------------------------------------------
Total return(4)                                       0.94%                2.00%                      0.05%(+)
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (000s)                   $50,844              $89,922                   $122,213
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses(5)                                         2.67%                2.69%                      0.97%+
  Net investment income (loss)                       (0.03)                0.09                       0.41+
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 10%                 114%                        --
-----------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Effective April 29, 2004, Class L shares were renamed as Class C shares.
(3) For the period September 23, 2002 (inception date) to October 31, 2002.
(4) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(5) The Manager waived a portion of its fees for the year ended October 31, 2004 and the period ended
    October 31, 2002. If such fees were not waived the actual annualized expense ratios would have been
    2.67% and 1.53%+, respectively.
  * Amount represents less than $0.01 per share.
(+) Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.

                                                                       APPENDIX

MORE INFORMATION ABOUT THE GUARANTEE

The fund guarantees that on the Guarantee Maturity Date, each shareholder who automatically reinvests all dividends and distributions made by the fund and does not redeem any shares during the Guarantee Period will be entitled to redeem his or her shares for an amount no less than the value of that shareholder's account as of the close of business on November 1, 2002 (the business day before the beginning of the Guarantee Period), reduced to reflect certain expenses (the "Guaranteed Amount").

Example. Assume you invested $20,000 in Class A shares when the NAV was $11.40 per share. After deducting your sales load of 5.00%, $19,000 will be invested in Class A shares and you will have 1,666.667 shares in your account.

Assume further that the end of the fund's offering period was October 31, 2002 and on November 1, 2002 (the business day before the beginning of the Guarantee Period) the NAV for Class A shares remains stable at $11.40 per share and additional income of $50 (representing dividends accrued during the offering period) has been earned on your account, resulting in a distribution of 4.386 additional shares. Your Guaranteed Amount is based on the account value determined as of the close of business on November 1, 2002. To calculate your Guaranteed Amount, multiply the shares you own by the NAV per share for your class of shares on November 1, 2002.

Using our example:

  Shares you initially purchased                                  1,666.667
  Plus additional shares distributed                                  4.386
  Total shares                                                    1,671.053
  NAV per share of Class A shares on November 1, 2002                $11.40
                                                                  ---------
  Your Guaranteed Amount as of November 1, 2002                     $19,050

As long as you reinvest all your dividends and distributions and make no withdrawals prior to the Guarantee Maturity Date, your Guaranteed Amount will not change during the Guarantee Period, except that it will be reduced if the fund incurs certain expenses. For example, certain expenses that are not covered by the Expense Limitation Agreement with the manager, such as extraordinary expenses, are treated the same way as cash dividends and thus reduce the Guaranteed Amount. Certain investment-related expenses, such as brokerage commissions, are not covered by the Expense Limitation Agreement, but will not reduce the Guaranteed Amount.

Redemptions of shares during the Guarantee Period will decrease the Guaranteed Amount to which you are entitled. If you redeem shares in the fund, you will then hold fewer shares at the then-current Guarantee per Share, thereby reducing your Guaranteed Amount. The Guarantee per Share will equal the NAV per share on November 1, 2002, and thereafter will be adjusted downward to reflect any dividends and distributions made by the fund. This adjustment also will reflect certain expenses paid by the fund, as described above.

Redemptions made from the fund prior to the Guarantee Maturity Date will be made at the then-current NAV, which may be higher or lower than the NAV at the inception of the Guarantee Period. For certain shareholders, redemptions made prior to the Guarantee Maturity Date may also be subject to a deferred sales charge (which is not covered by the Guarantee).

The Guarantee per Share will decline as dividends and distributions are made to shareholders. If you automatically reinvest dividends and distributions in the fund, you will hold a greater number of shares at a reduced Guarantee per Share following payment of a dividend or distribution. The result would be to preserve the Guaranteed Amount you were entitled to before the dividend or distribution was made. If you instead elect to receive any dividends or distributions in cash, you will hold the same number of shares at the reduced Guarantee per Share following payment of a dividend or distribution. This will reduce the Guaranteed Amount that you were entitled to before the dividend or distribution was made.

If you redeem shares, or take a dividend or distribution in cash, prior to the Guarantee Maturity Date, the reduction in your Guaranteed Amount may be more or less than the cash you receive.

Example. Assume you reinvest your dividends and distributions. The number of shares you own in the fund will increase at each declaration date. Although the number of shares in your account increases, your Guaranteed Amount does not change as a result of the dividend or distribution.

Using our example, assume it is now December 31, 2004 and the fund declares a dividend of $0.21 per share. Also, assume (just for this example) that the Class A NAV is $12.05 per share at the end of the day on December 31, 2004.

To recalculate your Guarantee per Share:

  1. Determine the value of your dividend. Your total dividend will equal the per share dividend multiplied by the number of shares you own the day before the dividend is declared. In our example, we will multiply 1,671.053 shares by $0.21 per share to arrive at $350.92.

  2. Determine the number of shares that will get added to your account when your dividend is reinvested. Your additional shares equal the value of your dividend divided by the ending NAV per share on the day the dividend was declared. In our case, $350.92 divided by $12.05 works out to 29.122 additional shares.

  3. Adjust your account for your additional shares. Add 1,671.053 and 29.122 to arrive at your new share balance of 1,700.175.

  4. Determine your new Guarantee per Share. Take your original Guaranteed Amount and divide by your new share balance. Using our example, divide $19,050 by 1,700.175 shares to arrive at the new Guarantee per Share of $11.20.

  5. Your Guaranteed Amount still equals $19,050.

If, however, you take your dividend in cash, you will receive $350.92, and your number of shares will remain 1,671.053. Your new Guaranteed Amount will equal the new Guarantee Per Share of $11.20 multiplied by 1,671.053, or $18,715.79. Your Guaranteed Amount will have gone down by $334.21.

This calculation is repeated every time the fund declares a dividend. Although shareholders can perform this calculation themselves, the fund will recalculate the Guarantee per Share for each class of shares whenever the fund declares a dividend. The fund's calculations may differ from a shareholder's (for example, because of rounding or the number of decimal places used). The fund's calculations will control. Shareholders will be provided with information regarding the new Guarantee per Share.

[Logo] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed.(R)

SMITH BARNEY
CAPITAL
PRESERVATION FUND II

SHAREHOLDER REPORTS Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

STATEMENT OF ADDITIONAL INFORMATION
The Statement of Additional Information provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the Statement of Additional Information (without charge) by contacting your Service Agent, by calling Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 (or, for clients of a PFS Investments Inc. Registered Representative, call Primerica Shareholder Services at 1-800-544-5445), or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) and Ambac can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund and Ambac are available on the EDGAR Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(SM) Your Serious Money. Professionally
     Managed. is a registered service mark
     of Citigroup Global Markets Inc.

(Investment Company Act file no. 811-4007)

FD2640  02/05

                                                                  Statement of
                                                        Additional Information
                                                             February 25, 2005


SMITH BARNEY(SM) CAPITAL PRESERVATION FUND

(A Member of the Smith Barney(SM)  Family of Funds)

    Smith Barney Capital Preservation Fund (the "fund") is a series of Smith Barney Trust II (the "Trust"). The Trust is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The address and telephone number of the Trust are 125 Broad Street, New York, New York 10004, (800) 451-2010.

    FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS                                                         PAGE
-----------------                                                         ----

 1. The Trust .............................................................  2
 2. Investment Objective ..................................................  2
 3. Description of Permitted Investments and Investment Practices and
    Associated Risks ......................................................  2
 4. The Asset Allocation Process .......................................... 20
 5. The Guarantee ......................................................... 21
 6. Investment Restrictions ............................................... 23
 7. Determination of Net Asset Value; Valuation of Securities ............. 24
 8. Additional Information on the Purchase and Sale of Fund Shares and
    Shareholder Programs .................................................. 25
 9. Management ............................................................ 39

10. Portfolio Transactions ................................................ 55
11. Disclosure of Portfolio Holdings ...................................... 57
12. Description of Shares, Voting Rights and Liabilities .................. 59
13. Tax Matters ........................................................... 60
14. Financial Statements .................................................. 63
Appendix A -- Proxy Voting Policies and Procedures ....................... A-1

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the fund's Prospectus, dated February 25, 2005, by which shares of the fund are offered. This Statement of Additional Information should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the financial statements described on page 62 hereof. These financial statements can be found in the fund's Annual Report to Shareholders. An investor may obtain copies of the fund's Prospectus and Annual and Semi-Annual Reports without charge by contacting certain financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers that sell shares of the fund, by calling 1-800-544-5445, by contacting the transfer agent at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                1.  THE TRUST


    Smith Barney Trust II is an open-end management investment company that was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The Trust was called CitiFunds Trust II prior to April 24, 2001 and Landmark Funds II prior to January 7, 1998. This Statement of Additional Information describes shares of Smith Barney Capital Preservation Fund, which is a series of the Trust. References in this Statement of Additional Information to the "Prospectus" of the fund are to the Prospectus dated February 25, 2005.


    The fund is a diversified fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a diversified management investment company must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer. The fund is permitted to seek its investment objective by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

    The fund offers three classes of shares, referred to as Class A, Class B and Class C shares.

    Smith Barney Fund Management LLC ("SBFM" or the "manager") is the investment manager to the fund. The manager manages the investments of the fund from day to day in accordance with the fund's investment objectives and policies. The selection of investments for the fund and the way it is managed depend on the conditions and trends in the economy and the financial marketplaces. The manager also provides certain administrative services to the fund.

    The fund is currently closed to new investors. Shares of the fund are continuously sold by its distributors, Citigroup Global Markets Inc. ("CGM") and PFS Distributors, Inc. ("PFS Distributors") (together, the "distributors"), only to existing shareholders and only in connection with the reinvestment of distributors and dividends. Shares of the fund will be continuously sold by the distributors during the Post Guarantee Period referred to below. Subject to the foregoing, shares may be purchased from the fund's distributors, or from certain broker-dealers, financial intermediaries or financial institutions that have entered into an agreement with a distributor of the fund or a distributor's financial consultants (called "service agents"). The distributors and service agents may receive fees from the fund pursuant to Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act.

                           2.  INVESTMENT OBJECTIVE

    The investment objective of the fund during the Guarantee Period is to seek some capital growth while preserving principal. Of course, there can be no assurance that the fund will achieve its objective. When the fund's assets are largely invested in fixed income securities to preserve principal, as they are at the date of this Statement of Additional Information, it will be difficult for the fund to achieve capital growth.

    During the Post Guarantee Period, the fund expects to seek long-term growth of capital.

    The fund's Prospectus contains a discussion of the principal investment strategies of the fund and the principal risks of investing in the fund. The following supplements the information contained in the Prospectus concerning the investment policies and techniques of the fund.

    The policies described herein and those described below under "Description of Permitted Investments and Investment Practices" are not fundamental and may be changed without shareholder approval.

    Certain investment restrictions of the fund described below under "Investment Restrictions" are fundamental and cannot be changed with respect to the fund without approval by the shareholders of the fund.

                   3.  DESCRIPTION OF PERMITTED INVESTMENTS
                AND INVESTMENT PRACTICES AND ASSOCIATED RISKS

This section contains a discussion of certain investment practices and certain of the risks associated with these practices, and supplements the description of the fund's investments and risks contained in the Prospectus. The fund may, but need not, invest in all of the investments and utilize all of the investment techniques described below and in the Prospectus. The fund now has a Guarantee Period and a Post Guarantee Period and may not invest in all of these investments during each Period. For example, during the Guarantee Period the fund may not be permitted by the terms of the Financial Guarantee Agreement executed in connection with the financial guarantee insurance policy obtained by the fund to invest in all the securities and utilize all the techniques described below and in the Prospectus.

    The selection of investments and the utilization of investment techniques depend on, among other things, the manager's investment strategies for the fund, conditions and trends in the economy and financial markets and investments being available on terms that, in the manager's opinion, make economic sense.

BANK OBLIGATIONS

    Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

    Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations. See "Foreign Securities." The fund will not purchase bank obligations which the manager believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to the fund's investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to the fund's investments, the effect may be to reduce the income received by the fund on such investments.

    Bank obligations that may be purchased by the fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

COMMERCIAL PAPER

    Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as the fund pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.

COMMON STOCKS

    Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks do not represent an obligation of the issuer. The issuance of debt securities or preferred stock by an issuer will create prior claims which could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

ETFS OR EXCHANGE TRADED FUNDS

    The fund may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a fund exposure to the securities comprising the index on which the ETF is based, and the fund will gain or lose value depending on the performance of the index.


    Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day based on market values, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the fund intends to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. Recently launched ETFs, which are not structured as investment companies, invest in gold bullion. In the future, as new products become available, the fund may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. Gains or losses on the fund's investment in ETFs will depend on the purchase and sale price of the ETF, rather than on changes in the underlying net asset value of the ETF.


PREFERRED STOCKS

    The fund may invest in preferred stocks. Preferred stocks, like common stocks, represent an equity ownership in an issuer, but generally have a priority claim over common stocks, but not over debt, with respect to dividend payments and upon the liquidation or bankruptcy of the issuer. Therefore, preferred stock is subject to the credit risk of the issuer, but because of its subordinate position to debt obligations of the issuer, the deterioration of the credit of an issuer is likely to cause greater decreases in the value of preferred stock than in more senior debt obligations. The market value of preferred stocks with no conversion rights and fixed dividend rates, like fixed income securities, tends to move inversely with interest rates, with the price determined by the dividend rate. However, because most preferred stocks do not have a fixed maturity date (although they may have call features giving the issuer the right to call the securities under certain circumstances or redemption features giving the holder the right to cause the issuer to repurchase the securities under certain circumstances), these securities generally will fluctuate more in value when interest rates change than, for example, debt issued by the same issuer. Some preferred stocks may pay dividends at an adjustable rate, based on an auction, an index or other formula. In the absence of credit deterioration, adjustable rate preferred stocks tend to have less price volatility than fixed rate preferred stocks.

    Unlike common stocks, preferred stocks do not typically have voting rights. Some preferred stocks have convertible features. See "Convertible Securities" below.

CONVERTIBLE SECURITIES

    Convertible debt securities entitle the holder to acquire the issuer's common stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation's capital structure. They are consequently of higher quality and entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In general, the market value of a convertible security is the greater of its investment value as a fixed income security or its conversion value (the value of the underlying common stock if the security is converted). The fund may purchase convertible securities rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Group ("S&P") and may also purchase non-rated securities considered by the manager to be of comparable quality. Although the fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the fund, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities. The fund does not intend to invest in convertible securities during the Guarantee Period.

REAL ESTATE INVESTMENT TRUSTS

    The fund may invest in equity real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. Equity REITs may also include operating or finance companies. Equity REITs own real estate directly and the value of, and income earned by, the trust depends upon the income of the underlying properties and the rental income they earn. Equity REITs can also realize capital gains by selling properties that have appreciated in value. The fund's investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. The fund's investments in REITs are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended (the "Code"), and failing to maintain exemption from the 1940 Act. Like mutual funds, REITs have expenses, including advisory and administration fees paid by REIT shareholders, and, as a result, an investor is subject to a duplicate level of fees if the fund invests in REITs.

FOREIGN SECURITIES

    During the Guarantee Period, the fund intends to invest in the securities of foreign issuers only if they are traded on a U.S. market. Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

    Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the fund's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy.

    There may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the fund to obtain or enforce a judgment against the issuers of such obligations.

    There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

    In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the fund's ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. These provisions may also restrict the fund's investments in certain foreign banks and other financial institutions.

    Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in the fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the fund are uninvested and no return is earned thereon. The inability of the fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

    Rules adopted under the 1940 Act permit the fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be "eligible foreign sub-custodians," as defined in the 1940 Act, for the fund, in which event the fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the fund's incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

    Economic and Monetary Union (EMU). Fifteen European countries participate in the EMU and 12 of these countries have adopted the Euro as their sole currency. EMU may create new economic opportunities for investors, such as lower interest rates, easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the fund's portfolio; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the fund.

    Depository Receipts. The fund may also purchase foreign securities in the form of American Depository Receipts ("ADRs") or other securities representing underlying shares of foreign companies. ADRs are receipts typically issued by an American bank or trust company which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the United States securities markets.

    ADRs are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The fund may invest in ADRs through both sponsored and unsponsored arrangements.

DERIVATIVES

    The fund may use various investment strategies described below to hedge market risks (such as broad or specific market movements and interest rates), to manage the effective maturity or duration of debt instruments held by the fund, or to seek to increase the fund's income or gain.

    The fund may (if and to the extent so authorized) purchase and sell interest rate and stock or bond index futures contracts; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, futures contracts, indices and other financial instruments, and the fund may enter into interest rate transactions, equity swaps and related transactions, invest in indexed debt securities and other similar transactions which may be developed to the extent the manager determines that they are consistent with the fund's investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to as "Derivatives"). The fund's interest rate transactions may take the form of swaps, caps, floors and collars.

    The fund is not regulated as a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon by the Commodity Futures Trading Commission (the "CFTC")). The use of certain Derivatives in certain circumstances will require that the fund segregate cash or other liquid assets to the extent the fund's obligations are not otherwise "covered" through ownership of the underlying security or financial instrument.

    Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the manager's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if it had not been used. See "Risk Factors" below. The degree of the fund's use of Derivatives may be limited by certain provisions of the Internal Revenue Code.

    Futures Contracts. The fund may trade futures contracts: (1) on domestic and foreign exchanges on interest rates and bond indices; and (2) on domestic and foreign exchanges on stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). Maintaining a futures contract or selling an option on a futures contract will typically require the fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The value of all futures contracts sold by the fund (adjusted for the historical volatility relationship between the fund and the contracts) will not exceed the total market value of the fund's securities. In addition, the value of the fund's long futures and options positions (futures contracts on stock or bond indices or interest rates and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and
(c) accrued profits on the particular futures or options positions. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."

    The Commodity Futures Trading Commission ("CFTC") recently eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, the fund is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The fund, however, continues to have policies with respect to futures and options thereon as set forth herein. The current view of the staff of the SEC is that a fund's long and short positions in future contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the fund's custodian or a designated sub-custodian or "covered" in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

    Interest Rate Futures Contracts. The fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or
(ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if the fund owns bonds, and interest rates are expected to increase, the fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the fund from declining as much as it otherwise would have. The fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the fund to maintain a defensive position without having to sell its portfolio securities.

    Similarly when the manager expects that interest rates may decline, the fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, the fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, the fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

    At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

    Single Stock Futures. Recent legislation permits the trading on U.S. exchanges of standardized futures contracts on individual equity securities, such as common stocks, exchange traded funds and American Depository Receipts, as well as narrow-based securities indices, generally called security futures contracts or "SFCs". As with other futures contracts, a SFC involves an agreement to purchase or sell in the future a specific quantity of shares of a security or the component securities of the index. The initial margin requirements (typically 20 percent) are generally higher than with other futures contracts. Trading SFCs involves many of the same risks as trading other futures contracts, including the risks involved with leverage, and loses are potentially unlimited. Under certain market conditions, for example if trading is halted due to unusual trading activity in either the SFC or the underlying security due to recent news events involving the issuer of the security, it may be difficult or impossible for the fund to liquidate its position or manage risk by entering into an offsetting position. In addition, the prices of SFCs may not correlate as anticipated with the prices of the underlying security. And unlike options on securities in which the fund may invest, where the fund has the right, but not the obligation, to buy or sell a security prior to the expiration date, if the fund has a position in a SFC, the fund has both the right and the obligation to buy or sell the security at a future date, or otherwise offset its position.

    Options. In order to hedge against adverse market shifts or to increase income or gain, the fund may purchase put and call options or write "covered" put and call options on futures contracts on stock indices and interest rates. In addition, in order to hedge against adverse market shifts or to increase its income, the fund may purchase put and call options and write "covered" put and call options on stocks and stock indices. A call option is "covered" if, so long as the fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security with an exercise price no higher than the exercise price on the call option written or
(iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is "covered" if, to support its obligation to purchase the underlying investment if a put option that the fund writes is exercised, the fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

    In all cases except for certain options on interest rate futures contracts, by writing a call, the fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the fund's obligation as writer of the option continues. By writing a put, the fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the fund's obligation as writer of the option continues. Upon the exercise of a put option written by the fund, the fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the fund, the fund may suffer an economic loss equal to an amount not less than the excess of the investment's market value at the time of the option exercise over the fund's acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the fund and the fund's acquisition cost of the investment.

    In all cases except for certain options on interest rate futures contracts, in purchasing a put option, the fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, the fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

    In the case of certain options on interest rate futures contracts, the fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, the fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, the fund will limit its opportunity to profit from a rise in interest rates.

    The fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The fund may enter into a closing purchase transaction in which the fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should the fund choose to exercise an option, the fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

    Exchange-listed options on securities, with certain exceptions, generally settle by physical delivery of the underlying security, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

    Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

    A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index or other instrument at the exercise price. The fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The fund's purchase of a call option on a security, financial futures contract, index or other instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

    OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

    The fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

    The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

    OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "counterparties" and individually referred to as a "counterparty") through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that the fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

    Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security or other instrument underlying an OTC option it has entered into with the fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the manager must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be met. The fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that the manager deems to be creditworthy. In the absence of a change in the current position of the staff of the Securities and Exchange Commission (the "SEC"), OTC options purchased by the fund and the amount of the fund's obligation pursuant to an OTC option sold by the fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

    If the fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the fund or will increase the fund's income. Similarly, the sale of put options can also provide gains for the fund.

    The fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices and futures contracts. All calls sold by the fund must be "covered" (that is, the fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the fund will receive the option premium to help protect it against loss, a call sold by the fund will expose the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument that it might otherwise have sold.

    The fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the fund's investment objective and the restrictions set forth herein.

    The fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices and futures contracts. In selling put options, the fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

    (a) Options on Stocks and Stock Indices. The fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the fund. In addition, the fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Currently, options traded include the Standard & Poor's 100 Index of Composite Stocks, Standard & Poor's 500 Index of Composite Stocks (the "S&P 500 Index"), the New York Stock Exchange Composite Index, the American Stock Exchange ("AMEX") Market Value Index, the National Over-the- Counter Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

    If the manager expects general stock market prices to rise, the fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in the fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the fund's position in such put option or futures contract.

    (b) Options on Futures Contracts. The fund may purchase put and call options and write covered put and call options on futures contracts on stock indices and interest rates traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the fund.

    The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the fund. If the fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

    Interest Rate and Equity Swaps and Related Transactions. The fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. The fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the fund's portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by the fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

    The fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the fund's custodian. If the fund enters into an interest rate or equity swap on other than a net basis, the fund will maintain a segregated account in the full amount accrued on a daily basis of the fund's obligations with respect to the swap. The fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the manager deems to be creditworthy. The manager will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The manager has determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid high grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the fund's obligations with respect to the caps, floors or collars. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

    The liquidity of swap agreements will be determined by the manager based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

    There is no limit on the amount of interest rate and equity swap transactions that may be entered into by the fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that the fund is contractually obligated to make, if any. The effective use of swaps and related transactions by the fund may depend, among other things, on the fund's ability to terminate the transactions at times when the manager deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between the fund and counterparties to the transactions, the fund's ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent the fund does not, or cannot, terminate such a transaction in a timely manner, the fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, the fund's risk of loss is the net amount of payments that the fund contractually is entitled to receive, if any. The fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

    Indexed Securities. The fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

    Combined Transactions. The fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple interest rate transactions and any combination of futures, options and interest rate transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of the manager, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the fund based on the manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the fund management objective.

    Risk Factors. Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the manager's view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to the fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the fund to hold a security it might otherwise sell.

    The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, the fund might not be able to close out a transaction without incurring substantial losses. Although the fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the fund that might result from an increase in value of the position. There is also the risk of loss by the fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by the fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the fund did not invest in options.

    As is the case with futures and options strategies, the effective use of swaps and related transactions by the fund may depend, among other things, on the fund's ability to terminate the transactions at times when the manager deems it desirable to do so. To the extent the fund does not, or cannot, terminate such a transaction in a timely manner, the fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

    Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

    Losses resulting from the use of Derivatives will reduce the fund's net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used.

    Risks of Derivatives Outside the United States. When conducted outside the United States, transactions in derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

    Use of Segregated and Other Special Accounts. Use of many Derivatives by the fund will require, among other things, that the fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the fund's obligations are not otherwise "covered" through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by the fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or subcustodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the fund, for example, will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the fund on an index will require the fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the fund will require the fund to segregate liquid high grade debt obligations equal to the exercise price.

    OTC options entered into by the fund, including those on securities, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the fund will not be required to do so. As a result, when the fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the fund other than those described above generally settle with physical delivery, and the fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery. If the fund enters OTC option transactions, it will be subject to counterparty risk.

    In the case of a futures contract or an option on a futures contract, the fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. The fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the fund's net obligation, if any.

    Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. The fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, the fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

FIXED INCOME SECURITIES

    Changes in market yields will affect the fund's net asset value as prices of fixed income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline.

    In addition, many fixed income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although the fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a "call option" and redeems the security during a time of declining interest rates, the fund may realize a capital loss on its investment if the security was purchased at a premium and the fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the fund.

U.S. GOVERNMENT OBLIGATIONS

    Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association ("Ginnie Maes")); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs")). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment. As with any debt obligation, these securities are subject to the risk that the issuer will default on principal and interest payments.

    Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

STRIPS

    The fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. STRIPS tend to be subject to the same risks as zero coupon securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. The fund does not expect to invest in interest-only strips during the Guarantee Period.

FLOATING AND VARIABLE RATE INSTRUMENTS

    The fund may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by the fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. The fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The investment manager will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

    Some of the demand instruments purchased by the fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

    The fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the fund's custodian subject to a sub-custodian agreement approved by the fund between that bank and the fund's custodian.

GUARANTEED INVESTMENT AND SIMILAR CONTRACTS

    The fund may invest in guaranteed investment contracts issued by insurance companies (GICs) or equivalent contracts issued by other companies (referred to as investment or funding agreements). Pursuant to such a contract, the fund places funds on deposit with the issuer. The issuer then credits to the fund interest at a guaranteed rate. The issuer may assess periodic charges against the contract for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. A GIC may be an obligation of the insurance company's general account or of a special account. If the issuer of the contract fails, the contract holder becomes a general creditor of the issuer, with no assurance of repayment. These contracts are considered an illiquid investment unless the fund is entitled to receive the principal amount of the contract from the issuer on seven days' notice or less.

OTHER INVESTMENT COMPANIES

    As indicated under "Investment Restrictions" below, the fund may from time to time invest in securities of other investment companies (including exchange traded funds and unit investment trusts), subject to the limits of the 1940 Act. Under the 1940 Act, the fund may invest limited amounts of its assets in securities of other investment companies, or it may invest all of its assets in one or more investment companies, employing a master/feeder or fund-of- funds investment structure. The fund has reserved the right to employ these investment structures but has no current intention of doing so.

    The return on investments in other investment companies will be reduced by the operating expenses, including investment advisory and administration fees, of such other investment companies, and will be further reduced by expenses of the fund, including management fees; that is, there will be a layering of certain fees and expenses. Investment in investment companies also may involve the payment of substantial premiums above the value of such companies' portfolio securities. The fund does not intend to invest in such vehicles or funds unless the manager determines that the potential benefits of such investment justify the payment of any applicable premiums.

REPURCHASE AGREEMENTS

    The fund may enter into repurchase agreements with broker/dealers, banks or recognized financial institutions. A repurchase agreement is a short-term investment in which the purchaser (i.e., the fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the 1940 Act. All repurchase agreements entered into by the fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon, and the fund or its custodian or sub-custodian shall have control of the collateral, which the manager believes will give the fund a valid, perfected security interest in the collateral. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the fund may suffer time delays and incur costs in connection with the disposition of the collateral. The manager believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the fund. The fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights.

    For the purpose of investing in repurchase agreements, the manager may aggregate the cash that certain funds or accounts that are advised or subadvised by the manager or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds, funds or accounts that contributed to the joint account share pro rata in the net revenue generated. The manager believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the fund than would be available to the fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

    Pursuant to an exemptive order issued by the Securities and Exchange Commission ("SEC"), the fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to the fund's entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

REVERSE REPURCHASE AGREEMENTS

    The fund may enter into in reverse repurchase agreements with broker/ dealers and other financial institutions. Such agreements involve the sale of portfolio securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and are considered to be borrowings by the fund. The fund may attempt to lock-in a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the fund intends to use the reverse repurchase technique only when the manager believes it will be advantageous to the fund. The use of reverse repurchase agreements involves leverage and may exaggerate any interim increase or decrease in the value of the fund's assets. The fund's custodian bank will maintain a separate account for the fund with securities having a value equal to or greater than such commitments. The fund's liquidity and ability to manage its assets may be adversely affected when it sets aside cash or securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the fund may decline below the repurchase price of those securities, that the assets purchased with the proceeds of the agreement decline in value, or that the buyer under a reverse repurchase agreement files for bankruptcy or becomes insolvent.

SHORT SALES

    The fund may from time to time make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is "against the box" to the extent that the fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale.

    To secure its obligation to deliver the securities sold short, the fund will deposit in escrow in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the fund, because the fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

LOANS OF PORTFOLIO SECURITIES

    The fund may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash with the fund in an amount equal to a minimum of 100% of the market value of the securities lent. The fund will invest the collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. If the deposit drops below the required minimum at any time, the borrower may be called upon to post additional cash. If the additional cash is not paid, the loan will be immediately due and the fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be "demand" loans and may be terminated by the fund at any time. The fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the fund will be able to exercise its voting rights on the securities. Such loans will be authorized only to the extent that the receipt of income from such activity would not cause any adverse tax consequences to the fund's shareholders and only in accordance with applicable rules and regulations. The borrowers may not be affiliated, directly or indirectly, with the fund.

ILLIQUID AND RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS

    The fund may purchase illiquid securities and securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The fund will not invest more than 15% of the value of its net assets in illiquid securities, such as restricted securities which are illiquid, and securities that are not readily marketable.

    If the fund were to assume substantial positions in securities with limited trading markets, the activities of the fund could have an adverse effect upon the liquidity and marketability of such securities and the fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by the fund at times which otherwise might be considered to be disadvantageous so that the fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are "restricted" may involve added expenses to the fund should the fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. As more fully described herein, the fund may purchase Rule 144A securities (as defined below) for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). The fund's holdings of Rule 144A securities which are liquid securities will not be subject to the fund's applicable limitation on investments in illiquid securities.

RULE 144A SECURITIES

    The fund may purchase certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A promulgated under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.

    One effect of Rule 144A is that certain restricted securities may be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A, the SEC stated that the ultimate responsibility for liquidity determinations is that of an investment company's board of trustees. However, the SEC stated that the board may delegate the day-to-day function of determining liquidity to the fund's investment adviser, provided that the board retains sufficient oversight. The Board of Trustees of the Fund has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, the Board of Trustees has delegated to the manager the determination as to whether a particular security is liquid or illiquid requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security.

    To the extent that liquid Rule 144A securities that the fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the fund's assets invested in illiquid assets would increase. The manager, under the supervision of the Boards of Trustees, will monitor fund investments in Rule 144A securities and will consider appropriate measures to enable the fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

    The fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The fund may either settle a firm commitment transaction by taking delivery of the securities or may either resell or repurchase a securities purchased on a firm commitment basis on or before the settlement date in which event the fund may reinvest the proceeds in another firm commitment transaction. The fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.


ZERO COUPON SECURITIES, PIK BONDS AND DEFERRED PAYMENT SECURITIES


    The fund may invest in zero coupon securities, PIK bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. The fund also may purchase PIK bonds. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

    Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of the fund's limitation on investments in illiquid securities.

    Current federal income tax law requires the holder of a zero coupon security, certain PIK bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, the fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

BORROWING

    The fund may borrow in certain circumstances. See "Investment Restrictions." Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of the fund's shares and in the return on the fund's portfolio. Although the principal of any borrowing will be fixed, the fund's assets may change in value during the time the borrowing is outstanding. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the manager's strategy and the ability of the fund to comply with certain provisions of the Code in order to provide "pass-though" tax treatment to shareholders. Furthermore, if the fund were to engage in borrowing, an increase in interest rates could reduce the value of the fund's shares by increasing the fund's interest expense. The fund does not anticipate borrowing for leverage purposes during the Guarantee Period.

PORTFOLIO TURNOVER

    Purchases and sales of portfolio securities may be made as considered advisable by the manager in the best interests of the shareholders. The fund intends to limit portfolio trading to the extent practicable and consistent with its investment objectives, however the fund may engage in active and frequent trading to achieve its objectives. The fund's portfolio turnover rate may vary from year to year, as well as within a year. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the fund. See "Portfolio Transactions."

DEFENSIVE INVESTING

    The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt instruments or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

                       4.  THE ASSET ALLOCATION PROCESS

    In pursuing the fund's investment objective during the Guarantee Period, the manager looks to allocate assets between the equity component and the fixed income component. The allocation of assets depends on a variety of factors, including, but not limited to, the then prevailing level of interest rates, equity market volatility, and the market value of fund assets. When interest rates are low, fund assets will be largely invested in the fixed income component in order to increase the likelihood of meeting the investment objective. In addition, if during the Guarantee Period the equity markets experience a major decline, the fund's assets may become largely or entirely invested in the fixed income component in order to increase the likelihood of meeting the investment objective.

    The asset allocation process will also be affected by the manager's ability to manage the fixed income component. If the fixed income component provides a return better than that assumed by the manager's proprietary model, fewer assets would have to be allocated to the fixed income component. On the other hand, if the performance of the fixed income component is poorer than expected, more assets would have to be allocated to the fixed income component. If all of the fund's assets are allocated to the fixed income portion, the allocation may be irreversible. In this circumstance, the fund would not participate in any subsequent recovery in the equity markets.

    As a result of the recent low interest rates and the decline in the equity markets in 2002 and early 2003, most of the fund's assets have been allocated to fixed income securities. Because the fund's assets are largely invested in fixed income securities, the fund may not be able to increase significantly its equity component even if interest rates go up and/or improve.

    The process of asset reallocation results in additional transaction costs such as brokerage commissions. The fund will likely incur increased transactional costs during periods of high volatility. To moderate such costs, the manager has built into its proprietary model a factor that will require reallocations only when equity component and fixed income component values have deviated by more than certain minimal amounts since the last reallocation.

    The terms of a Financial Guarantee Agreement executed in connection with the financial guarantee insurance policy obtained by the fund limit the manner in which the fund must be managed during the Guarantee Period and thus limit the manager's ability to respond to changing market conditions. If the fund fails to comply with certain maximum equity limits or other restrictions, or upon certain other events, the fund may be required to allocate all of its assets to the fixed income component.

                              5.  THE GUARANTEE

    The fund now has a Guarantee Period and a Post Guarantee Period. The Guarantee Period will run through May 14, 2007, or if that day is not a business day, the first business day thereafter (the "Guarantee Maturity Date"). For purposes of this section, a business day is any day other than a day on which banks located in the City of New York, New York are authorized by law to close or on which the New York Stock Exchange is closed for business. The Post Guarantee Period will run from the end of the Guarantee Period.

    The fund guarantees that on the Guarantee Maturity Date, each shareholder who automatically reinvests all dividends and distributions made by the fund and does not redeem any shares during the Guarantee Period will be entitled to redeem his or her shares for an amount no less than the value of that shareholder's account as of the close of business on May 13, 2002 (the business day before the beginning of the Guarantee Period) reduced to reflect certain expenses as described below (the "Guaranteed Amount").

    Example. Assume you invested $20,000 in Class A shares when the NAV was $11.40 per share. After deducting your sales load of 5.00%, $19,000 will be invested in Class A shares and you will have 1,666.667 shares in your account.

    Assume further that on May 13, 2002, the NAV for Class A shares remains stable at $11.40 per share and additional income of $50 (representing dividends accrued during the fund's offering period) has been earned on your account, resulting in a distribution of 4.386 additional shares. Your Guaranteed Amount is based on the account value determined as of the close of business on May 13, 2002. To calculate your Guaranteed Amount, multiply the shares you own by the NAV per share for your class of shares on May 13, 2002.

    Using our example:

Shares you initially purchased                                     1,666.667
Plus additional shares distributed                                     4.386
Total shares                                                       1,671.053
NAV per share of Class A shares on May 13, 2002                   X  $ 11.40
                                                                     -------
Your Guaranteed Amount as of May 13, 2002                            $19,050
                                                                     =======

    As long as you reinvest all your dividends and distributions and make no withdrawals prior to the Guarantee Maturity Date, your Guaranteed Amount will not change during the Guarantee Period, except that it will be reduced if the fund incurs certain expenses. For example, certain expenses that are not covered by the Expense Limitation Agreement with the manager, such as extraordinary expenses, are treated the same way as cash dividends and thus reduce the Guaranteed Amount. Certain investment-related expenses, such as brokerage commissions, are not covered by the Expense Limitation Agreement, but will not reduce the Guaranteed Amount.

    Redemptions of shares during the Guarantee Period will decrease the Guaranteed Amount to which a shareholder is entitled. If a shareholder redeems shares in the fund, he or she will then hold fewer shares at the then-current Guarantee per Share, thereby reducing the Guaranteed Amount for the shareholder. The Guarantee per Share will equal the NAV per share on May 13, 2002 (the business day before the beginning of the Guarantee Period), and thereafter will be adjusted downward to reflect any dividends and distributions made by the fund. This adjustment also will reflect certain expenses paid by the fund, as described above. The formula for determining the Guarantee Per Share, with respect to any class of shares, may be expressed as follows:

    Guarantee per Share =        X
                           -----------
                           (1 + D/NAV)

    Where: X = the Guarantee per Share for such class of shares on the business day immediately preceding the business day on which the Guarantee per Share is calculated

              D = the amount of any distribution per share (or allocation of expenses per share) for such class of shares effective since the business day immediately preceding the business day that the Guarantee per Share is calculated

              NAV = the NAV for such class of shares at the close of business on the day the distribution per share (or allocation of expenses per share) was effective

    Redemptions made from the fund prior to the Guarantee Maturity Date will be made at the then-current NAV, which may be higher or lower than the NAV at the inception of the Guarantee Period. For certain shareholders, redemptions made prior to the Guarantee Maturity Date may also be subject to a deferred sales charge (which is not covered by the Guarantee).

    The Guarantee per Share will decline as dividends and distributions are made to shareholders. If a shareholder automatically reinvests dividends and distributions in the fund, he or she will hold a greater number of shares at a reduced Guarantee per Share following payment of a dividend or distribution. The result would be to preserve the Guaranteed Amount he or she was entitled to before the dividend or distribution was made. If a shareholder instead elects to receive any dividends or distributions in cash, he or she will hold the same number of shares at the reduced Guarantee per Share following payment of a dividend or distribution. This will reduce the Guaranteed Amount that the shareholder was entitled to before the dividend or distribution was made.

    If you take a dividend or distribution in cash, or redeem fund shares, prior to the Guarantee Maturity Date, the reduction in your Guaranteed Amount may be more or less than the cash you receive.

    Example. Assume you reinvest your dividends and distributions. The number of shares you own in the fund will increase at each declaration date. Although the number of shares in your account increases, your Guaranteed Amount does not change as a result of the dividend or distribution.

    Using our example, assume it is now October 31, 2004 and the fund declares a dividend of $0.21 per share. Also, assume (just for this example) that the Class A NAV is $12.05 per share at the end of the day on October 31, 2004.

    To recalculate your Guarantee per Share:

    1. Determine the value of your dividend. Your total dividend will equal the per share dividend multiplied by the number of shares you own the day before the dividend is declared. In our example, we will multiply 1,671.053 shares by $0.21 per share to arrive at $350.92.

    2. Determine the number of shares that will get added to your account when your dividend is reinvested. Your additional shares equal the value of your dividend divided by the ending NAV per share on the day the dividend was declared. In our case, $350.92 divided by $12.05 works out to 29.122 additional shares.

    3. Adjust your account for your additional shares. Add 1,671.053 and
       29.122 to arrive at your new share balance of 1,700.175.

    4. Determine your new Guarantee per Share. Take your original Guaranteed Amount and divide by your new share balance. Using our example, divide $19,050 by 1,700.175 shares to arrive at the new Guarantee per Share of $11.20. (Note: you could also obtain this result by applying the formula stated above).

    5. Your Guaranteed Amount still equals $19,050.

    If, however, you take your dividend in cash, you will receive $350.92, and your number of shares will remain 1,671.053. Your new Guaranteed Amount will equal the new Guarantee per Share of $11.20 multiplied by 1,671.053, or $18,715.79. Your Guaranteed Amount will have gone down by $334.21.

    This calculation is repeated every time the fund declares a dividend. Although shareholders can perform this calculation themselves, the fund will recalculate the Guarantee per Share for each class of shares whenever the fund declares a dividend. The fund's calculations may differ from a shareholder's (for example, because of rounding or the number of decimal places used). The fund's calculations will control. Shareholders will be provided with information regarding the new Guarantee per Share.

    Example. This time, assume it is October 31, 2004, the fund declares a dividend of $0.21 per share, and the Class A NAV is $10.00 per share at the end of the day on October 31, 2004.

    To recalculate your Guarantee per Share:

    1. Determine the value of your dividend. The value of your dividend is still $350.92 (we multiply 1,671.053 shares by $0.21).

    2. Determine the number of shares that will get added to your account when your dividend is reinvested. Your additional shares equal the value of your dividend divided by the ending NAV per share on the day the dividend was declared. In our case, $350.92 divided by $10.00 works out to 35.092 additional shares.

    3. Adjust your account for your additional shares. Add 1,671.053 and
       35.092 to arrive at your new share balance of 1,706.145.

    4. Determine your new Guarantee per Share. Take your original Guaranteed Amount and divide by your new share balance. Using our example, divide $19,050 by 1,706.145 shares to arrive at the new Guarantee per Share of $11.17. (Note: you could also obtain this result by applying the formula stated above.)

    5. Your Guaranteed Amount still equals $19,050.

    If, however, you take your dividend in cash, you will receive $350.92, and your number of shares will remain 1,671.053. Your new Guaranteed Amount will equal the new Guarantee per Share of $11.17 multiplied by 1,671.053 or $18,665.66. Your Guaranteed Amount will have gone down by $384.34.

    The fund's Guarantee is backed by an unconditional, irrevocable financial guarantee insurance policy issued by Ambac Assurance Corporation ("Ambac"), a financial guarantor and an operating subsidiary of Ambac Financial Group, Inc. Pursuant to a Financial Guarantee Agreement with the fund, there are certain limitations on the manner in which the fund may be managed during the Guarantee Period. The fund also has agreed to be bound by various covenants. If the fund breaches these covenants, or if the fund is not managed in accordance with the limitations in the Financial Guarantee Agreement, the fund's assets could be allocated to fixed income securities for the remainder of the Guarantee Period. The fund's assets also could be allocated to fixed income securities upon certain other non-market events, including if Citigroup Inc.'s credit rating is downgraded to or below Baa1 or BBB+ by Moody's or S&P, respectively.

    Ambac has entered into an arrangement with an affiliate of the fund's manager to hedge its exposure under the insurance policy. Pursuant to this hedging arrangement, the hedge counterparty would make a payment to Ambac based on the diminution in the net asset value of the fund over the Guarantee Period.

    The Fund's Guarantee is payable solely out of the assets of the fund.

                         6.  INVESTMENT RESTRICTIONS

    The fund has adopted the following policies which may not be changed without approval by holders of a majority of the outstanding voting securities of the fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

    The fund may not:

        (1) borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act;

        (2) underwrite securities issued by other persons, except that all or any portion of the assets of the fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, and exemptive orders granted under such Act, and except insofar as the fund may technically be deemed an underwriter under the Securities Act in selling a portfolio security;

        (3) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities;

        (4) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

        (5) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; or

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

    For purposes of restriction (1) above, covered mortgage dollar rolls and arrangements with respect to securities lending are not treated as borrowing.

    If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in circumstance is not considered a violation of policy.

        7.  DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES

    The net asset value per share of the fund is determined for each class on each day during which the New York Stock Exchange ("NYSE") is open for trading (a "business day"). As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and during emergencies. This determination of net asset value is made once each day as of the close of regular trading on the NYSE (normally 4:00 p.m. New York City time) by adding the market value of all securities and other assets attributable to the class, then subtracting the liabilities attributable to that class, and then dividing the result by the number of outstanding shares of the class. The net asset value per share is effective for orders received and accepted by the transfer agent prior to its calculation.

    For purposes of calculating net asset value per share, all assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars at the prevailing market rates or if there are no market rates, at fair value at the time of valuation. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities. Securities listed on the NASDAQ National Market and NASDAQ Small Cap Market for which reliable market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Securities listed on a non- U.S. exchange are normally valued at the last quoted sale price available before the time when net assets are valued. Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. If the pricing service is unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined by the manager, using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board of Trustees of the Trust. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Trust. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Securities for which there are no such valuations are valued using fair value procedures established by and under the general supervision of the Board of Trustees of the Trust.

    Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of regular trading on the NYSE and may also take place on days on which the NYSE is closed and on which it is not possible to purchase or redeem shares of the fund. If events materially affecting the value of securities occur between the time at which the market price is determined and the time when the fund's net asset value is calculated, such securities may be valued using fair value procedures established by and under the general supervision of the Board of Trustees of the Trust.

    Interest income on long-term obligations held for the fund is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of any premium.

    The Prospectus contains further information on the procedures, including the fair value procedures approved by the Board of Trustees, to be used to value the fund's securities.

      8.  ADDITIONAL INFORMATION ON THE PURCHASE AND SALE OF FUND SHARES
                           AND SHAREHOLDER PROGRAMS

    As described in the Prospectus, the fund provides you with alternative ways of purchasing shares based upon your individual investment needs. Shares of the fund may now be purchased only by existing shareholders and only through the reinvestment of distributions and dividends. Shares will be continuously offered during the Post Guarantee Period.


    Each class of shares of the fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert to Class A shares in eight years. In addition, shareholders in a Smith Barney Funds Retirement Program may have special exchange rights. See "Smith Barney Funds Retirement Program" on page 33.


    Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares,
(ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

    Share certificates will not be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

    The following classes of shares will be available for purchase during the Post-Guarantee Period. Investors who want to purchase shares in the fund during the Post-Guarantee Period should review this section, although the information could change by then. In addition, investors should see the Prospectus for a discussion of factors to consider in selecting which class of shares to purchase and for applicable service/distribution fees.

CLASS A SHARES

    Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows.

    Set forth below is an example of the method of computing the offering price of the Class A shares of the fund. The example assumes a purchase on October 31, 2004 of Class A shares from the fund aggregating less than $25,000 subject to the schedule of sales charges set forth below.


Net asset value per share of the fund ................................. $11.35
Per share sales charge - 5.00% of public offering price
  (5.26% of net asset value per share) ................................ $ 0.60
Per share offering price to the public ................................ $11.95


    The fund receives the entire net asset value of all Class A shares that are sold. The distributors retain the full applicable sales charge from which a distributor pays the uniform reallowances shown in the table below.

                                                                   BROKER/DEALER
                                  SALES CHARGE    SALES CHARGE      COMMISSION
AMOUNT OF                           AS A % OF       AS A % OF        AS A % OF
YOUR INVESTMENT                  OFFERING PRICE  YOUR INVESTMENT  OFFERING PRICE
---------                           --------        ---------        --------

Less than $25,000 ..............      5.00%           5.26%            4.50%
$25,000 to less than $50,000 ...      4.25%           4.44%            3.83%
$50,000 to less than $100,000 ..      3.75%           3.90%            3.38%
$100,000 to less than $250,000 .      3.25%           3.36%            2.93%
$250,000 to less than $500,000 .      2.75%           2.83%            2.48%
$500,000 to less than $1,000,000      2.00%           2.04%            1.80%
$1,000,000 or more .............      --0--*          --0--*        up to 1.00%

----------
* Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a Deferred Sales Charge of 1.00% on redemptions made within 12 months of purchase. The Deferred Sales Charge on Class A shares is payable to the service agent whose clients make purchases of $1,000,000 or more. The Deferred Sales Charge is waived in the same circumstances in which the Deferred Sales Charge applicable to Class B and Class C shares is waived. See "Deferred Sales Charge Provisions" and "Waivers of Deferred Sales Charge" below.

    Service agents may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the Securities Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

    The initial sales charge on Class A shares may be waived in certain circumstances. See "Sales Charge Waivers and Reductions" below for more information about waivers of initial sales charges on Class A shares.

CLASS B SHARES

    Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

    Commissions will be paid to service agents that sell Class B shares in the amount of 4.00% of the purchase price of Class B shares sold by these entities. These commissions are not paid on exchanges from other Smith Barney mutual funds or on sales of Class B shares to investors exempt from the Deferred Sales Charge. Service agents that sell Class B shares will also receive a portion of the service fee payable under the Class B service plan at an annual rate equal to 0.25% of the average daily net assets represented by Class B shares sold by them.

CLASS C SHARES

    Class C shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

    Service agents selling Class C shares receive a commission of up to 1.00% of the purchase price of the Class C shares they sell. Starting in the 13th month after purchase, service agents also will receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares that they have sold. See "Deferred Sales Charge Provisions" below.

GENERAL

    During the Post-Guarantee Period, investors may purchase shares from a service agent that has entered into a sales or service agreement with a distributor concerning the fund. In addition, certain investors, including qualified retirement plans that are customers of certain service agents, may be eligible to purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B or Class C shares. Service agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with a sub-transfer agent are not subject to a maintenance fee.

    PFS ACCOUNTS

    During the Post-Guarantee Period, initial purchases of shares of the fund must be made through a PFS Investments, Inc. ("PFS Investments") Registered Representative by completing the appropriate application. The completed application should be forwarded to the sub-transfer agent for PFS Accounts, Primerica Shareholder Services ("Primerica"), P.O. Box 9662, Providence, Rhode Island, 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments may be sent directly to Primerica. In processing applications and investments, Primerica acts as agent for the investor and for PFS Investments and also as agent for the distributor, in accordance with the terms of the Prospectus.

    Shares purchased will be held in the shareholder's account by Primerica. A shareholder who has insufficient funds to complete any purchase, will be charged a fee of $30 per returned purchase by PFS Investments or the applicable sub-transfer agent.

    Investors in Class A and Class B shares may open an account by making an initial investment of at least (i) $1,000 for each account in each class (except for Systematic Investment Plan accounts), (ii) $250 for an IRA, a Self-Employed Retirement Plan, or a Uniform Gift to Minors Account, (iii) $25 for a Qualified Retirement Plan (a plan qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans) and (iv) $1 for Simple IRAs in the fund. Shareholders may purchase shares of the fund through the Systematic Investment Plan on a monthly basis only during the Post Guarantee Period (i.e., after the Guarantee Maturity Date). The minimum initial investments required for the Systematic Investment Plan are discussed below under "Systematic Investment Plan." Subsequent investments of at least (i) $25 may be made for all classes for each account, IRA, Self-Employed Retirement Plan or Uniform Gifts or Transfers to Minor Account, (ii) $25 for a Qualified Retirement Plan and (iii) $1 for a Simple IRA. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including CGM, directors or trustees of any of the Smith Barney mutual funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the fund or its agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day.

    Upon completion of certain automated systems, initial purchases of fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFS Investments Registered Representative must contact Primerica at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica at (800) 544-5445 to obtain proper wire instructions.

    Upon completion of certain automated systems, shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact Primerica at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. EST any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by any person in his or her account, he or she should decline the telephone transaction option on the account application. By requesting a subsequent purchase by telephone, you authorize the sub-transfer agent to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach the applicable sub-transfer agent whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular subsequent investment procedure described above.

    OTHER ACCOUNTS

    Investors in Class A, Class B and Class C shares may open an account in the fund by making an initial investment of at least (i) $1,000 for each account,
(ii) $250 for an IRA, a Self-Employed Retirement Plan, or a Uniform Gift to Minor Account, (iii) $25 for a Qualified Retirement Plan (a plan qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans) and (iv) $1 for Simple IRAs in the fund. Shareholders may purchase shares of the fund through the Systematic Investment Plan on a monthly basis only during the Post Guarantee Period. The minimum initial investments required for the Systematic Investment Plan are discussed below under "Systematic Investment Plan." Subsequent investments of at least (i) $50 may be made for all classes for each account, IRA, Self-Employed Retirement Plan or Uniform Gift to Minor Account, (ii) $25 for a Qualified Retirement Plan and (iii) $1 for a Simple IRA. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGM, unitholders who invest distributions during the Post Guarantee Period from a unit investment trust ("UIT") sponsored by CGM, and directors/trustees of any Citigroup affiliated funds, including the Smith Barney mutual funds, and their immediate family. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

    Shares purchased will be held in the shareholder's account by the service agent.

    Purchase orders received by the fund prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a service agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through a service agent, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

    From time to time, the fund's distributors or the manager, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of the fund. Such concessions provided by the fund's distributors or the manager may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the fund, and/or other dealer-sponsored events. From time to time, the fund's distributors or the manager may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. (the "NASD").

SYSTEMATIC INVESTMENT PLAN

    Class A, Class B and Class C shareholders may make additions to their accounts during the Post Guarantee Period by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a service agent or a sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. For PFS Accounts, a shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $30, and a shareholder who places a stop payment on a transfer or the transfer is returned because the account has been closed, will also be charged a fee of $30. For all other accounts, a shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $30 by its service agent or the applicable sub- transfer agent. The Systematic Investment Plan also authorizes a service agent to apply cash held in the shareholder's account opened with the service agent or redeem the shareholder's shares of certain money market funds to make additions to the account. Additional information is available from the fund or your service agent.

SALES CHARGE WAIVERS AND REDUCTIONS

    CUMULATIVE PURCHASE DISCOUNT

        PFS ACCOUNTS

        The reduced sales load reflected in the sales charge tables applies to purchases of Class A shares of the fund. An aggregate investment includes all shares of the fund (and any other eligible funds, as described above), plus the shares being purchased. The current offering price is used to determine the value of all such shares. The same reduction is applicable to purchases under a Letter of Intent as described below. You must notify PFS Investments at the time an order is placed for a purchase which would qualify for the reduced charge on the basis of previous purchases. Similar notification must be given in writing when such an order is placed by mail. The reduced sales charge will not be applied if such notification is not furnished at the time of the order. The reduced sales charge will also not be applied unless the records of the distributor or Primerica confirm the investor's representations concerning his holdings.

    INITIAL SALES CHARGE WAIVERS

        PFS ACCOUNTS

        Purchases of Class A shares through PFS Accounts may be made at net asset value without a sales charge in the following circumstances:

    (a) sales to board members and employees of Citigroup and its subsidiaries;

    (b) sales to board members of the Smith Barney mutual funds or any other mutual funds for which members of Citigroup act as investment adviser, administrator or service agent (including retired board members); the immediate families of such persons (including the surviving spouse of a deceased board member); and to a pension, profit-sharing or other benefit plan for such persons;

    (c) sales to employees of member firms of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase;

    (d) issuance to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

    (e) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another fund of the Smith Barney mutual funds that are sold with a maximum sales charge equal to or greater than the maximum sales charge of the fund) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

    (f) exchanges for Class A shares of the fund of Class A shares of another fund of the Smith Barney mutual funds that are sold with a maximum sales charge equal to or greater than the maximum sales charge of the fund;

    (g) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup;

    (h) sales through financial professionals of service agents where the amounts invested represent the redemption proceeds from other investment companies, on the condition that (i) the redemption has occurred no more than 60 days prior to the purchase of the shares, and
        (ii) the shareholder has paid an initial sales charge, or has paid or was subject to a deferred sales charge on such redeemed shares;

    (i) direct rollovers by plan participants of distributions from a 401(k) plan enrolled in the CGM 401(k) Program (note: subsequent investments will be subject to the applicable sales charge);

    (j) purchases by separate accounts used to fund certain unregistered variable annuity contracts; and

    (k) purchases by investors participating in "wrap fee" or asset allocation programs or other fee based arrangements sponsored by (affiliated or non-affiliated) broker-dealers and other financial institutions that have entered into agreements with CGM.

    In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

    In addition, Class A shares of the fund may be purchased at net asset value by the PFS Primerica Corporation Savings and Retirement Plan (the "Primerica Plan") for its participants, subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Class A shares so purchased are purchased for investment purposes and may not be resold except by redemption or repurchase by or on behalf of the Primerica Plan. Contact Primerica at (800) 544-5445 for further information and appropriate forms.

    OTHER ACCOUNTS

    Purchases of Class A shares may be made at net asset value without an initial sales charge in the following circumstances: (a) sales to (i) board members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney mutual funds (including retired board members and employees); the immediate families of such persons (including the surviving spouse of a deceased board member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD, provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of financial consultants or other registered representatives affiliated with Citigroup who recently joined a broker-dealer affiliated with Citigroup that has a sales agreement with a distributor concerning the fund, if certain conditions are met; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;
(e) purchases by accounts managed by certain investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by CGM; (i) purchases by investors participating in a CGM fee-based arrangement;
(j) purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with certain Citigroup affiliates, including Citistreet Retirement Programs; (k) separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (l) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; and (m) purchases by executive deferred compensation plans offered through the Citigroup Global Markets Inc. ExecChoice program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

    Class A shares are offered at net asset value to the persons described in "PFS Accounts" and "Other Accounts" above because of anticipated economies in sales efforts and sales related expenses. The fund may terminate, or amend the terms of, offering shares of the fund at net asset value to such persons at any time.

RIGHT OF ACCUMULATION

    Class A shares of the fund may be purchased by any person, as defined above, at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of most other Smith Barney mutual funds that are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter. Additional Information is available from the fund or the investor's service agent.

LETTER OF INTENT - CLASS A SHARES

    PFS ACCOUNTS

    A Letter of Intent applies to purchases of Class A shares of the fund. When an investor submits a Letter of Intent to attain an investment goal within a 13-month period, the sub-transfer agent escrows shares totaling 5% of the dollar amount of the Letter of Intent in the name of the investor. The Letter of Intent does not obligate the investor to purchase the indicated amount. In the event the Letter of Intent goal is not achieved within the 13-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and the sales charge actually paid. Such payment may be made directly to the service agent or, if not paid, the service agent will liquidate sufficient escrow shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made at the end of the 13-month period by refunding to the investor the amount of excess sales commissions, if any, paid during the 13-month period.

    OTHER ACCOUNTS

    A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney mutual funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact your service agent or the transfer agent to obtain a Letter of Intent application.

DEFERRED SALES CHARGE PROVISIONS

    Deferred Sales Charge Shares are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.

    Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a Deferred Sales Charge to the extent that the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed six years or later since their purchase; or (d) with respect to Class C shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

    Class C shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding account statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

    YEAR SINCE PURCHASE PAYMENT WAS MADE                DEFERRED SALES CHARGE
    ------------------------------------                ---------------------
    1st                                                       5%
    2nd                                                       4%
    3rd                                                       3%
    4th                                                       2%
    5th                                                       1%
    6th and thereafter                                       None

    Class B shares will convert automatically to Class A shares eight years after the date of purchase payment and thereafter will no longer be subject to the higher Class B share distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

    The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any Deferred Sales Charge will be paid to the fund's distributors.

    To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired five additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total Deferred Sales Charge of $9.60.

WAIVERS OF DEFERRED SALES CHARGE

    PFS ACCOUNTS

    For PFS Accounts, the deferred sales charge generally is waived on exchanges and on redemptions of Class A and Class B shares in the circumstances described below:

    (a) Redemption Upon Disability or Death

    The fund may waive the Deferred Sales Charge on redemptions following the death or disability of a Class A or Class B shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, Primerica will require satisfactory proof of death or disability before it determines to waive the Deferred Sales Charge.

    In cases of disability or death, the Deferred Sales Charge may be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the Deferred Sales Charge applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

    (b) Redemption in Connection with Certain Distributions from Retirement
Plans

    The fund may waive the Deferred Sales Charge when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge may be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in the fund; in such event, as described below, the fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, Deferred Sales Charge is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also may be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)
(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code
Section 401(k)(8) or 402(g) (2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge may be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

    With respect to PFS Accounts, the fund does not intend to waive the Deferred Sales Charge for any distributions from IRAs or other Retirement Plans not specifically described above.

    (c) Redemption Pursuant to the Fund's Systematic Withdrawal Plan

    A shareholder may elect to participate in a systematic withdrawal plan ("Plan") with respect to the shareholder's investment in the fund. Under the Plan, a dollar amount of a participating shareholder's investment in the fund will be redeemed systematically by the fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The Deferred Sales Charge may be waived on redemptions made under the Plan.

    The amount of the shareholder's investment in the fund at the time the election to participate in the Plan is made with respect to the fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from such fund without the imposition of a Deferred Sales Charge may not exceed a maximum of 12% annually of the shareholder's initial account balance. The fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.

    (d) Involuntary Redemptions of Shares in Accounts that Do Not Have the Required Minimum Balance

    The fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. Any involuntary redemption may only occur if the shareholder account is less than the amount specified in the Prospectus due to shareholder redemptions. The fund may waive the Deferred Sales Charge upon such involuntary redemption.

    (e) Redemption by manager

    The fund may waive the Deferred Sales Charge when a total or partial redemption is made by the manager with respect to its investments in the fund.

    OTHER ACCOUNTS

    The Deferred Sales Charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Redemption of Shares -- Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2; (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; and (g) involuntary redemptions of small account balances. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption.

    Deferred Sales Charge waivers will be granted subject to confirmation (by service agents in the case of shareholders who hold shares through a service agent or by a sub-transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

SMITH BARNEY FUNDS RETIREMENT PROGRAM

    The fund offers Class A and Class C shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan's recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney Mutual Funds.

    There are no sales charges when you buy or sell shares through a participating plan and the class of shares a participating plan may purchase depends on the amount of its initial investment and/or the date its account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

    Class A Shares. Class A shares may be purchased by plans initially investing at least $3 million.

    Class C Shares. Class C shares may be purchased by plans initially investing less than $3 million. Class C shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

    If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan's total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

    Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

    For further information regarding this Program, contact your Service Agent or the Transfer Agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the Transfer Agent for information regarding the Class B or Class C exchange privileges applicable to their plan.

REDEMPTION OF SHARES

    Fund shares may be redeemed by shareholders prior to the Guarantee Maturity Date. However, redemptions made for any reason prior to the Guarantee Maturity Date are not eligible for the Guarantee. Moreover, redemptions may be subject to a deferred sales charge.

    General. The fund is required to redeem the shares tendered to it, as described below, at a redemption price equal to its net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable Deferred Sales Charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

    The service agent may charge you a fee for executing your request. The amount and applicability of such a fee is determined and disclosed to its customers by each service agent.

    PFS ACCOUNTS

    Shareholders may redeem for cash some or all of their shares of the fund at any time by sending a written request in proper form directly to Primerica, at P.O. Box 9662, Providence, Rhode Island, 02940-9662. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica at (800) 544-5445, Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired (800) 824-1721.

    The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change in the past 30 days, or if the shareholder(s) is a corporation, sole proprietor, partnership, fund or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

    Generally, a properly completed redemption form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Please contact Primerica at (800) 544-5445 for information. Additional documentary evidence of authority is required by Primerica in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA, SEP or 403(b)(7)), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check.

    A shareholder may utilize Primerica's telephone redemption service to redeem his or her account as long as they have authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b); the person requesting the redemption can provide proper identification information; and (c) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. EST any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular redemption procedure described above.

    After following the redemption guidelines stated in the Prospectus and SAI, a shareholder may elect to have the redemption proceeds transferred via wire or ACH (Automated Clearing House) directly to the shareholder's bank account of record (defined as a currently established pre-authorized draft on the shareholder's account included with the application or with no changes within the previous 30 days) as long as the bank account is registered in the same name(s) as the account with the fund. Redemption proceeds can be sent by check to the address of record or by wire transfer to a bank account designated on the application. If the proceeds are not to be transferred to the bank account of record or mailed to the registered owner, the request must be submitted in writing and a signature guarantee will be required from all shareholders. Redemption proceeds will normally be sent to the designated bank account on the next business day following the redemption, and should ordinarily be credited to the shareholder's bank account by his/her bank within 48 to 72 hours for wire transfers and 72 to 96 hours for ACH transfers.

    OTHER ACCOUNTS

    If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions from the shareholder's service agent, or if the shareholder's account is not with a service agent, from the shareholder directly. The redemption proceeds, except as noted below, will be remitted on or before the third business day following receipt of proper tender, except on days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days.

    Shares held by CGM as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by CGM as custodian may be redeemed through an investor's service agent, or by submitting a written request for redemption to:

    Smith Barney Capital Preservation Fund
    Class A, B, C or Y (please specify)
    c/o PFPC Inc.
    P.O. Box 9699
    Providence, Rhode Island 02940-9699.

    A written redemption request must (a) state the name of the fund for which you are redeeming shares, (b) state the class and number or dollar amount of shares to be redeemed, (c) identify the shareholder's account number and (d) be signed by each registered owner exactly as the shares are registered. Any signature appearing on a stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. A signature guarantee may also be required, however, if (i) a sub-transfer agent is instructed to mail the redemption proceeds to an address different than the address on the account, (ii) the account registration information has changed, (iii) the redemption proceeds are paid to someone other than the account owner(s) or (iv) the redemption proceeds are transferred to an account with different registration. Redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

    Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 ($5,000 for retirement plan accounts) and who wish to receive specific amounts of cash monthly or quarterly during the Post Guarantee Period. Shareholders only may participate in an Automatic Cash Withdrawal Plan during the Post Guarantee Period.

    PFS ACCOUNTS

    After the Guarantee Maturity Date, for PFS Accounts, the amount of each withdrawal must be at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The fund reserves the right to involuntarily liquidate any shareholder's account in the fund if the aggregate net asset value of the shares held in the fund account is less than $500. (If a shareholder has more than one account in the fund, each account must satisfy the minimum account size.) The fund, however, will not redeem shares based solely on market reductions in net asset value. Before the fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the Deferred Sales Charge at the time the withdrawal plan commences. For further information regarding the automatic cash withdrawal plan, shareholders should contact Primerica.

    OTHER ACCOUNTS

    Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares subject to a Deferred Sales Charge at the time the Withdrawal Plan commences. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments will reduce the shareholder's investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or classes of the fund.

    All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund involved. A shareholder who purchases shares directly from the fund may continue to do so and applications for participation in the Withdrawal Plan must be received by the applicable sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact their service agent or the fund's transfer agent.

    Telephone Redemption And Exchange Program. Shareholders who do not have a brokerage account with a service agent may be eligible to redeem and exchange fund shares by telephone. Shareholders may exchange fund shares by telephone only during the Post Guarantee Period. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee that will be provided by the transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/ her initial investment in the fund.)

    PFS ACCOUNTS

    Neither the fund or its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

    Redemptions. Redemption requests of up to $50,000 of any class or classes of the fund's shares may be made by eligible shareholders by calling the transfer agent at 1-800-544-5445. Such requests may be made between 8:00 a.m. and 8:00 p.m. (EST) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

    Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by Primerica Shareholder Services in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA or SEP), such requests must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a 403(b)(7) account requires completion of a special form. Please call Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. (EST) to obtain the proper forms.

    A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The transfer agent reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which such shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

    Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling Primerica at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m.
(EST) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.

    Additional Information regarding Telephone Redemption and Exchange Program. Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

    The right of redemption may be suspended or the date of payment postponed
(a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in markets the fund normally utilizes is restricted, or an emergency as determined by the SEC exists, so that disposal of the fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for the protection of the fund's shareholders.

    Distributions in Kind. If the Board of Directors of the fund determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under "Share price" in the fund's prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

EXCHANGE PRIVILEGE

    General. Except as noted below, shareholders of any of the Smith Barney mutual funds may exchange all or part of their shares for shares of the same class of other Smith Barney mutual funds, to the extent such shares are offered for sale in the shareholder's state of residence and provided the shareholder's service agent is authorized to distribute shares of the fund, on the basis of relative net asset value per share at the time of exchange.

    Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made. Exchanges may be made from the fund into another Smith Barney mutual fund during the Guarantee and Post Guarantee Periods. However, if a shareholder exchanges shares during the Guarantee Period, the amount the shareholder is guaranteed to receive at the end of the Guarantee Period will be reduced. Exchanges into the fund may only be made during the Post Guarantee Period.

    The Exchange Privilege enables shareholders in any Smith Barney mutual fund to acquire shares of the same class in the fund with different investment objectives when they believe a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from your service agent.

    Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable Deferred Sales Charge, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. The fund reserves the right to reject any exchange request. The Exchange Privilege may be modified or terminated at any time after written notice to shareholders.

    Class A Exchanges. Class A shareholders of the fund who wish to exchange all or a portion of their shares for shares of the same class in another fund eligible for the exchange privilege may do so without imposition of any charge.

    Class B Exchanges. Class B shareholders may exchange all or a portion of their shares into any funds eligible for the exchange privilege. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares into any fund imposing a higher Deferred Sales Charge than that imposed by the fund, the exchanged Class B shares will be subject to the higher applicable Deferred Sales Charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

    Class C Exchanges. Class C shareholders who wish to exchange all or a portion of their shares for Class C shares eligible for the exchange privilege may do so without the imposition of any charge. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged, provided that the exchanged shares were subject to a deferred sales charge when purchased.

    PFS ACCOUNTS

    Shareholders who establish telephone transaction authorization on their account may request an exchange, during the Post Guarantee Period only, by telephone. If a shareholder does not wish to allow telephone exchanges by any person in his account, he should decline the telephone transaction option on the account application. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. Exchanges between funds involving exact registrations do not require a signature guarantee.

ADDITIONAL INFORMATION REGARDING THE EXCHANGE PRIVILEGE

    The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if the fund's management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney mutual fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund's policy on excessive trading applies to investors who invest in the fund directly or through service agents, but does not apply to any systematic investment plans described in the prospectus.

    During times of drastic economic or market conditions, the fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

    Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares -- Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

    This Exchange Privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through service agents, their service agents to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

DETERMINATION OF PUBLIC OFFERING PRICE

    The fund now offers its shares to the public only during the Post Guarantee Period. The public offering price for a Class A, Class B and Class C share of the fund is equal to the net asset value per share at the time of purchase, plus the applicable initial sales charge for Class A and Class C shares. A Deferred Sales Charge, however, is imposed on certain redemptions of Class A, Class B and Class C shares.

    Set forth below is an example of the method of computing the offering price of the Class A shares of the fund.


      Class A (net asset value plus 5.26% of net asset value
      per share) ........................................... $11.95


INVOLUNTARY REDEMPTIONS OF SHARES

    The fund may cause a shareholder's shares to be redeemed under certain circumstances, including in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of the fund if necessary and to eliminate ownership of shares by a particular shareholder when the fund determines, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of that fund (for example, in the case of a market timer).

                                9.  MANAGEMENT

    The fund is supervised by the Board of Trustees of the Trust, over two-thirds of whom are not affiliated with the manager.

    The Trustees and officers of the Trust, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup Inc. ("Citigroup") the Trustees oversee, and other directorships they hold are set forth below. The address of each Trustee and officer is Citigroup Asset Management, c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022. Each Trustee and officer holds office until that individual resigns, retires, or is otherwise removed.

    An asterisk in the table below identifies those Trustees and officers who are "interested persons" of the Trust as defined in the 1940 Act. Each Trustee and officer of the Trust noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates described in the table below.


                                                                                          NUMBER OF         OTHER BOARD
                                                                                        PORTFOLIOS IN       MEMBERSHIPS
                              POSITION(s)        LENGTH                                  FUND COMPLEX         HELD BY
NAME, ADDRESS AND              HELD WITH        OF TIME     PRINCIPAL OCCUPATION(s)      OVERSEEN BY       TRUSTEE DURING
DATE OF BIRTH                     FUND           SERVED      DURING PAST FIVE YEARS        TRUSTEE        PAST FIVE YEARS
-------------                 -----------       -------     -----------------------     -------------     ---------------
NON-INTERESTED TRUSTEES:
Elliott J. Berv               Trustee         Since 2001    Executive Vice President          37      Board Member, American
Born 1943                                                   and Chief Operations                      Identity Corp. (doing
                                                            Officer, DigiGym Systems                  business as Morpheus
                                                            (on-line personal training                Technologies) (biometric
                                                            systems) (since 2001);                    information management)
                                                            Consultant, Catalyst                      (since 2001; consultant
                                                            (consulting) (since 1984);                since 1999); Director,
                                                            Chief Executive Officer,                  Lapoint Industries
                                                            Motocity USA (motorsport                  (industrial filter
                                                            racing) (since 2004).                     company) (since 2002);
                                                                                                      Director, Alzheimer's
                                                                                                      Association (New England
                                                                                                      Chapter) (since 1998).

Donald M. Carlton             Trustee         Since 2001    Consultant, URS                   32      Director, Temple-Inland
Born 1937                                                   Corporation (engineering)                 (forest products) (since
                                                            (since 1999); former Chief                2003); Director,
                                                            Executive Officer, Radian                 American Electric Power
                                                            International L.L.C.                      Co. (electric utility)
                                                            (engineering) (from 1996                  (since 1999); Director,
                                                            to 1998); Member of the                   National Instruments
                                                            Management Committee,                     Corp. (technology)
                                                            Signature Science                         (since 1994); former
                                                            (research and development)                Director, Valero Energy
                                                            (since 2000).                             (petroleum refining)
                                                                                                      (from 1999 to 2003).

A. Benton Cocanougher         Trustee         Since 2001    Interim Chancellor, Texas         32      None.
Born 1938                                                   A&M University System
                                                            (since 2003); former
                                                            Special Advisor to the
                                                            President, Texas A&M
                                                            University (from 2002 to
                                                            2003); former Dean
                                                            Emeritus and Wiley
                                                            Professor, Texas A&M
                                                            University (from 2001 to
                                                            2002); former Dean and
                                                            Professor of Marketing,
                                                            College and Graduate
                                                            School of Business of
                                                            Texas A&M University (from
                                                            1987 to 2001).

Mark T. Finn                  Trustee         Since 2001    Adjunct Professor, College        37      Former President and
Born 1943                                                   of William & Mary (since                  Director, Delta
                                                            2002); Principal/Member,                  Financial, Inc.
                                                            Balvan Partners                           (investment advisory
                                                            (investment management)                   firm) (from 1983 to
                                                            (since 2002); Chairman,                   1999).
                                                            Chief Executive Officer
                                                            and Owner, Vantage
                                                            Consulting Group, Inc.
                                                            (investment advisory and
                                                            consulting firm) (since
                                                            1988); former Vice
                                                            Chairman and Chief
                                                            Operating Officer, Lindner
                                                            Asset Management Company
                                                            (mutual fund company)
                                                            (from 1999 to 2001);
                                                            former General Partner and
                                                            Shareholder, Greenwich
                                                            Ventures LLC (investment
                                                            partnership) (from 1996 to
                                                            2001); former President,
                                                            Secretary, and Owner,
                                                            Phoenix Trading Co.
                                                            (commodity trading
                                                            advisory firm) (from 1997
                                                            to 2000).

Stephen Randolph Gross        Trustee         Since 2001    Chief Executive Officer,          37      Director, Andersen
Born 1947                                                   HLB Gross Collins, PC                     Calhoun (assisted
                                                            (accounting firm) (since                  living) (since 1987);
                                                            1979); Treasurer, Coventry                former Director, Yu
                                                            Limited, Inc. (since                      Save, Inc. (internet
                                                            1985); former Managing                    company) (from 1998 to
                                                            Director, Fountainhead                    2000); former Director,
                                                            Ventures, L.L.C.                          Hotpalm.com, Inc.
                                                            (consulting) (1998 to                     (wireless applications)
                                                            2003); former Treasurer,                  (from 1998 to 2000);
                                                            Hank Aaron Enterprises                    former Director, United
                                                            (fast food franchise)                     Telesis, Inc.
                                                            (from 1985 to 2001);                      (telecommunications)
                                                            former Partner, Capital                   (from 1997 to 2002);
                                                            Investment Advisory                       former Director,
                                                            Partners (consulting)                     ebank.com, Inc. (from
                                                            (from 2000 to 2002);                      1997 to 2004).
                                                            former Secretary, Carint
                                                            N.A. (manufacturing) (from
                                                            1998 to 2002); former
                                                            Chief Operating Officer,
                                                            General Media
                                                            Communications, Inc. (from
                                                            March 2003 to August
                                                            2003).

Diana R. Harrington           Trustee         Since 1992    Professor, Babson College         37      None.
Born 1940                                                   (since 1993).

Susan B. Kerley               Trustee         Since 1992    Consultant, Strategic             37      Director, Eclipse Funds
Born 1951                                                   Management Advisors, LLC                  (currently supervises 12
                                                            (investment consulting)                   investment companies in
                                                            (since 1990).                             fund complex) (since
                                                                                                      1990).

Alan G. Merten                Trustee         Since 2001    President, George Mason           32      Director, Ditigal Net
Born 1942                                                   University (since 1996).                  Holdings, Inc. (since
                                                                                                      2003); Director,
                                                                                                      Comshare, Inc.
                                                                                                      (information technology)
                                                                                                      (from 1985 to 2003).

R. Richardson Pettit          Trustee         Since 2001    Professor of Finance,             32      None.
Born 1942                                                   University of Houston
                                                            (from 1977 to 2002);
                                                            Independent Consultant
                                                            (since 1984).

INTERESTED TRUSTEE:
R. Jay Gerken*                Chairman,       Since 2002    Managing Director of             N/A                N/A
Born 1951                     President and                 Citigroup Global Markets
                              Chief                         Inc. ("CGM"); Chairman,
                              Executive                     President and Chief
                              Officer                       Executive Officer of SBFM,
                                                            Travelers Investment
                                                            Adviser, Inc. ("TIA") and
                                                            Citi Fund Management Inc.
                                                            ("CFM"); President and
                                                            Chief Executive Officer of
                                                            certain mutual funds
                                                            associated with
                                                            Citigroup Inc.
                                                            ("Citigroup"); formerly,
                                                            Portfolio Manager of Smith
                                                            Barney Allocation Series
                                                            Inc. (from 1996 to 2001)
                                                            and Smith Barney Growth
                                                            and Income Fund (from 1996
                                                            to 2001).
                                                            Chairman of the Board,
                                                            Trustee or Director of 222
                                                            funds in the Citigroup
                                                            fund complex

OFFICERS:
Andrew Shoup*                 Senior Vice     Since 2003    Director of Citigroup            N/A                N/A
Born 1956                     President and                 Asset Management ("CAM");
                              Chief                         Chief Administrative
                              Administra-                   Officer of certain mutual
                              tive Officer                  funds associated with
                                                            Citigroup Inc.; Head of
                                                            International Funds
                                                            Administration of
                                                            Citigroup Asset Management
                                                            (from 2001 to 2003);
                                                            Director of Global Funds
                                                            Administration of
                                                            Citigroup Asset Management
                                                            (from 2000 to 2001); Head
                                                            of U.S. Citibank Funds
                                                            Administration of
                                                            Citigroup Asset Management
                                                            (from 1998 to 2000).

Frances Guggino*              Chief                         Vice President of CAM            N/A                N/A
Born 1957                     Financial                     (since 1991); Treasurer
                              Officer and                   and/or Controller of
                              Treasurer       Since 2004    certain mutual funds
                              Controller      Since 2002    associated with Citigroup
                                                            (since 1991).

Robert I. Frenkel*            Secretary       Since 2000    Managing Director and            N/A                N/A
Born 1954                     Chief Legal     Since 2003    General Counsel, Global
                              Officer                       Mutual Funds for CAM
                                                            (since 1994); Secretary of
                                                            Citi Fund Management Inc.;
                                                            Secretary of certain
                                                            mutual funds associated
                                                            with Citigroup; Chief
                                                            Legal Officer of certain
                                                            mutual funds associated
                                                            with Citigroup.

Rocco Del Guercio*            Assistant       Since 2000    Vice President, CAM (since       N/A                N/A
Born 1963                     Treasurer                     2004); Assistant Treasurer
                                                            of certain mutual funds
                                                            associated with Citigroup;
                                                            Vice President and
                                                            Treasurer of certain
                                                            mutual funds associated
                                                            with Credit Suisse Asset
                                                            Management (1996 - 2004).

Andrew Beagley*               Chief           Since 2004    Chief Anti-Money                 N/A                N/A
Born 1962                     Compliance                    Laundering Compliance
                              Officer                       Officer and Chief
                              Chief Anti-     Since 2002    Compliance Officer of
                              Money                         certain mutual funds
                              Laundering                    associated with Citigroup;
                              Compliance                    Director, Citigroup Global
                              Officer                       Markets (since 2000);
                                                            Director of Compliance,
                                                            North America, of CAM
                                                            (since 2000); Director of
                                                            Compliance, Europe, the
                                                            Middle East and Africa, of
                                                            CAM (from 1999 to 2000);
                                                            Compliance Officer,
                                                            Salomon Brothers Asset
                                                            Management Limited, Smith
                                                            Barney Global Capital
                                                            Management Inc., Salomon
                                                            Brothers Asset Management
                                                            Asia Pacific Limited (from
                                                            1997 to 1999).

Thomas C. Mandia*             Assistant       Since 2000    Director and Deputy              N/A                N/A
Born 1962                     Secretary                     General Counsel of CAM
                                                            (since 1992); Assistant
                                                            Secretary of certain
                                                            mutual funds associated
                                                            with Citigroup.

Rosemary D. Emmens*           Assistant       Since 2000    Vice President and               N/A                N/A
Born 1969                     Secretary                     Associate General Counsel
                                                            of CAM (since 1998);
                                                            Assistant Secretary of
                                                            certain mutual funds
                                                            associated with Citigroup.

Harris Goldblat*              Assistant       Since 2000    Associate General Counsel        N/A                N/A
Born 1969                     Secretary                     of CAM (since 2000);
                                                            Assistant Secretary of
                                                            certain mutual funds
                                                            associated with Citigroup;
                                                            Associate, Stroock &
                                                            Stroock & Lavan LLP (from
                                                            1997 to 2000).
Joseph Volpe*                 Assistant       Since 2002    Vice President of CAM            N/A                N/A
Born 1962                     Controller                    (since 1992); Assistant
                                                            Controller of certain
                                                            mutual funds associated
                                                            with Citigroup.

Kaprel Ozsolak*               Vice President  Since 2002    Assistant Controller of a        N/A                N/A
Born 1965                     of CGM                        number of mutual funds
                                                            associated with Citigroup
                                                            (since 1996).
Susan C. Curry*               Director of     Since August  Partner (since 2001) and         N/A                N/A
Born 1966                     Tax - US        2004          Senior Manager (since
                              Funds                         1997) with Deloitte and
                              Administration                Touche LLP in their
                                                            Investment Management
                                                            Group in New York.
Matthew Plastina*             Assistant       Since 2004    Assistant Vice President         N/A                N/A
Born 1970                     Controller                    of CAM (since 1999);
                                                            Manager then Assistant
                                                            Controller of certain
                                                            mutual funds associated
                                                            with Citigroup
Marisel Class*                Assistant       Since 2004    Vice President of CAM            N/A                N/A
Born 1961                     Controller                    (since 1999); Manager then
                                                            Assistant Controller of
                                                            certain mutual funds
                                                            associated with Citigroup.
Kim Daly*                     Assistant       Since         Assistant Vice President         N/A                N/A
Born 1966                     Controller      September 2004of CAM (since 1996),
                                                            Manager then Assistant
                                                            Controller of certain
                                                            mutual funds associated
                                                            with Citigroup.
John Gong*                    Vice President  Since 1995    Assistant Controller of          N/A                N/A
Born 1962                     of CGM                        certain mutual funds
                                                            associated with Citigroup.
Wendy S. Setnicka*            Controller      Since 2004    Vice President of CGM;           N/A                N/A
Born 1964                                                   Controller of certain
                                                            mutual funds associated
                                                            with Citigroup
James Giallanza*              Chief           Since 2004    Director of CGM; Chief           N/A                N/A
Born 1966                     Financial                     Financial Officer and
                              Officer and                   Treasurer of certain
                              Treasurer                     mutual funds associated
                                                            with Citigroup; Director
                                                            and Controller of the U.S.
                                                            wholesale business at UBS
                                                            Global Asset Management
                                                            US, Inc. (from September
                                                            2001-July 2004); Treasurer
                                                            of the Lazard Funds (from
                                                            June 1998 to June 2000).
Robert Brault*                Treasurer       Since 2004    Director of CGM; Chief           N/A                N/A
Born 1965                                                   Financial Officer and
                                                            Treasurer of certain
                                                            mutual funds associated
                                                            with Citigroup; Assistant
                                                            Treasurer of certain
                                                            mutual funds associated
                                                            with Citigroup; Director
                                                            of Internal Controls for
                                                            CAM U.S. Mutual Fund
                                                            Administration (from
                                                            2002-2004); Director of
                                                            Project Management &
                                                            Information Systems for
                                                            CAM U.S. Mutual Fund
                                                            Administration (from
                                                            2000-2002); Vice President
                                                            of Mutual Fund
                                                            Administration at
                                                            Investors Capital Services
                                                            (from 1999-2000).


    The business affairs of the fund are managed by or under the direction of the Board of Trustees.


    The Board of Trustees has a standing Audit Committee comprised of all of the Trustees who are not "interested persons" of the fund within the meaning of the 1940 Act. The Audit Committee reviews the scope of the fund's audit, accounting and financial reporting policies and practices and internal controls. The Audit Committee approves, and recommends to the disinterested Trustees for their ratification, the selection, appointment, retention or termination of the fund's independent auditors and approves the compensation of the independent auditors. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent auditors and all permissible non-audit services provided by the fund's independent auditors to its manager and any affiliated service providers if the engagement related directly to the fund's operations and financial reporting. During the most recent fiscal year, the Audit Committee met four times.

    The Board of Trustees also has a standing Governance Committee and Performance and Review Committee. All Trustees who are not "interested persons" of the fund are members of the Governance and Performance and Review Committees. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the board. The Governance Committee met four times during the fiscal year ended October 31, 2004. The Governance Committee does not have a procedure to consider nominees recommended by shareholders. The Performance and Review Committee is responsible for, among other things, reviewing fund performance and benchmarks and overseeing the implementation and renewal of the fund's management contract, distribution plans and distribution agreement. The Performance and Review Committee met four times during the fiscal year ended October 31, 2004.

    The following table shows the amount of equity securities owned by the Trustees in other portfolios associated with Citigroup supervised by the Trustees as of December 31, 2004.


                                                               AGGREGATE DOLLAR
                                                                RANGE OF EQUITY
                                                                SECURITIES IN
                                       DOLLAR RANGE            ALL PORTFOLIOS
                                        OF EQUITY              OVERSEEN BY THE
                                        SECURITIES                TRUSTEE IN
NAME OF TRUSTEE                        IN THE FUND               FUND COMPLEX
-------------------------------        -----------             ----------------
INTERESTED TRUSTEE


R. Jay Gerken                          $1-$10,000                over $100,000

DISINTERESTED TRUSTEES
Elliott J. Berv                           None                  $50,001-$100,000
Donald M. Carlton                         None                   over $100,000
A. Benton Cocanougher                     None                     $1-$10,000
Mark T. Finn                              None                     $1-$10,000
Stephen Randolph Gross                    None                        None
Diana R. Harrington                       None                        None
Susan B. Kerley                           None                     $1-$10,000
Alan G. Merten                            None                     $1-$10,000
R. Richardson Pettit                      None                  $10,001-$50,000


    None of the disinterested Trustees or their family members had any interest in the manager, CGM, PFS Distributors and any person directly or indirectly controlling, controlled by, or under common control with the manager, CGM or PFS Distributors, as of December 31, 2004.


    Information regarding compensation paid to the Trustees of the Trust for the fiscal year ended October 31, 2004 is set forth below. The members of each Board who are not "interested persons," as defined in the 1940 Act, receive a fee for each meeting of the fund's Board of Trustees and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an "interested person," as defined in the 1940 Act, does not receive compensation from the funds but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

    Each fund in the fund complex pays a pro rata share of Trustee fees based upon asset size. The fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $48,000 plus $12,000 for each regularly scheduled Board of Trustees meeting attended, $6,000 (or such other amount as may be approved by the lead independent trustee) for each special telephonic or in-person Board meeting attended, and $500 for each ad-hoc telephonic meeting in which that Trustee participates. The lead independent Trustee will receive an additional $10,000 per year and the Chairs of the Audit Committee and Performance and Review Committee will each receive an additional $7,500 per year. The fund will reimburse Trustees for travel and out-of-pocket expenses incurred in connection with Board of Trustees meetings.


TRUSTEES COMPENSATION TABLE

                                                                      PENSION OR
                                                                      RETIREMENT
                                                     AGGREGATE       BENEFITS PAID    TOTAL COMPENSATION    NUMBER OF PORTFOLIOS
                                                    COMPENSATION    AS PART OF FUND   FROM FUND COMPLEX       IN FUND COMPLEX
TRUSTEE                                           FROM THE FUND(1)    EXPENSES(1)     PAID TO TRUSTEE(2)   SERVED BY TRUSTEE(2)(3)
--------                                          ---------------   ---------------   -------------------  -----------------------

INTERESTED TRUSTEE
R. Jay Gerken                                          $    0            None              $      0                222

DISINTERESTED TRUSTEES
Elliott J. Berv                                        $  724            None              $ 90,200                 37
Donald M. Carlton                                      $  745            None              $ 92,800                 32
A. Benton Cocanougher                                  $  718            None              $ 83,400                 32
Mark T. Finn                                           $  764            None              $ 95,400                 37
Stephen Randolph Gross                                 $  766            None              $ 95,300                 37
Diana R. Harrington                                    $  724            None              $ 90,100                 37
Susan B. Kerley                                        $  944            None              $120,200                 37
Alan G. Merten                                         $  668            None              $ 82,600                 32
C. Oscar Morong, Jr.(4)                                $2,667             (4)                (4)                   (4)
R. Richardson Pettit                                   $  730            None              $ 90,300                 32
Walter E. Robb III(4)                                  $2,667             (4)                (4)                   (4)

(1) Information is for the fiscal year ended October 31, 2004.
(2) Information is for the calendar year ended December 31, 2004.
(3) Two of the funds in the Fund Complex were not operational during the calendar year ended December 31, 2004.
(4) Messrs. Morong and Robb retired as Trustees of the Fund effective December 31, 2003. Information on payments made under the Fund's Retirement Plan is provided below.

    The Trustees of the fund have adopted a Retirement Plan for all Trustees who are not "interested persons" of the fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted were required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee's retirement. Trustees are first eligible to receive the minimum retirement benefit under the Plan (50% of the maximum benefit) after five years of service and attainment of at least the age of 67. Retirement benefit eligibility increases proportionally with each additional year of service until eligibility for the maximum benefit has been attained. Amounts under the Plan may be paid in twenty equal quarterly installments or, subject to the approval of the disinterested Trustees, in a lump sum (discounted to present value). Benefits under the Plan are unfunded.


    The following table shows the estimated retirement benefit that would be payable under the Plan upon retirement at the specified compensation and years-of-service classifications.

      AVERAGE COMPENSATION IN                                               YEARS OF SERVICE
       LAST YEAR OF SERVICE             5 YEARS        6 YEARS        7 YEARS        8 YEARS        9 YEARS      10 YEARS OR MORE
      -----------------------        -------------  -------------  -------------  -------------  -------------  -------------------
             $ 50,000                  $125,000       $150,000       $175,000       $200,000       $225,000          $250,000
             $ 60,000                  $150,000       $180,000       $210,000       $240,000       $270,000          $300,000
             $ 70,000                  $175,000       $210,000       $245,000       $280,000       $315,000          $350,000
             $ 80,000                  $200,000       $240,000       $280,000       $320,000       $360,000          $400,000
             $ 90,000                  $225,000       $270,000       $315,000       $360,000       $405,000          $450,000
             $100,000                  $250,000       $300,000       $350,000       $400,000       $450,000          $500,000


    Assuming continuous service as a Trustee of the fund until the age of mandatory retirement under the Plan, each disinterested Trustee will have achieved at least ten credited years of service and will be eligible for the maximum retirement benefit under the Plan. During the fiscal year ended December 31, 2004, former Trustees of the Trust received the following retirement benefits under the Plan: Mr. Riley C. Gilley and Mr. E. Kirby Warren each received an aggregate of $70,000 in four quarterly installment payments; each of Mr. C. Oscar Morong, Jr. and Mr. Walter E. Robb III received $355,299 in a lump sum payment.


    Officers receive no compensation from the fund although they may be reimbursed for reasonable travel expenses for attending meetings of the Board of Trustees.


    As of February 1, 2005, all Trustees and officers as a group owned less than 1% of the outstanding shares of the fund.

    As of February 1, 2005, the following persons owned of record the amounts indicated of the shares of the Class of the fund:



            FUND               CLASS       PERCENT                    NAME                            ADDRESS
            ----               -----       -------                    ----                            -------

Smith Barney Capital             A          39.69%     PFPC Brokerage Services             211 South Gulph Road
Preservation Fund                                                                          King of Prussia, PA 19406

                                 B          6.97%      PFPC Brokerage Services             211 South Gulph Road
                                                                                           King of Prussia, PA 19406


    The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust, or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

    The Declaration of Trust of the Trust further provides that (i) the appointment, designation or identification of a Trustee as a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that individual any duty, obligation or liability that is greater than the duties, obligations and liability imposed on that person as a Trustee in the absence of the appointment, designation or identification (except with respect to duties expressly imposed pursuant to the by-laws of the Trust, a committee charter or a Trust policy statement), (ii) no Trustee who has special skills or expertise, or is appointed, designated or identified shall be held to a higher standard of care by virtue thereof and
(iii) no appointment, designation or identification of a Trustee shall effect in any way that Trustee's rights to indemnification.

CODES OF ETHICS

    Pursuant to Rule 17j-1 of the 1940 Act, the fund, its investment adviser and principal underwriters have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

    Copies of the fund's Codes of Ethics are on file with the Securities and Exchange Commission ("SEC").

PROXY VOTING POLICIES & PROCEDURES

    Although individual Trustees may not agree with particular policies or votes by the manager, the Board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

    Non-equity securities, such as debt obligations and money market instruments are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, the manager would vote the proxy in accordance with the principals set forth in the manager's proxy voting policies and procedures, including the procedures that the manager uses when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the manager or any affiliated person of a fund or the manager, on the other.

    A summary of the manager's policies and procedures with respect to proxy voting is attached as Appendix A to this SAI. This summary gives a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the policies and procedures do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason there may be instances in which votes may vary from the policies and procedures presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with a fund's investment objectives.

    Information on how the fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 will be available (1) without charge, upon request, by calling 1-800-451-2010, (2) on each of the fund's website at http://www.smithbarneymutualfunds.com and (3) on the SEC's website at http://www.sec.gov.

                   INVESTMENT MANAGEMENT AND OTHER SERVICES

    MANAGER

    Smith Barney Fund Management LLC acts as the investment manager ("manager") to the fund pursuant to a management agreement (the "Management Agreement"). Subject to such policies as the Board of Trustees of the fund may determine, the manager manages the securities of and makes investment decisions for the fund. In addition, the manager provides certain administrative services to the fund under the Management Agreement.

    The manager is an indirect wholly-owned subsidiary of Citigroup. Citigroup businesses provide a broad range of financial services.

    The manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing investments for the fund. The Management Agreement provides that the manager may delegate the daily management of the securities of the fund to one or more subadvisers.

    Unless otherwise terminated, the Management Agreement will continue in effect for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the fund's Trustees or by a vote of a majority of the outstanding voting securities of the fund, and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

    The manager provides the fund with general office facilities and supervises the overall administration of the fund, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the fund's independent contractors and agents; and arranging for the maintenance of books and records of the fund. Trustees, officers, and investors in the fund are or may become interested in the manager, as directors, officers, employees, or otherwise and directors, officers and employees of the manager are or may become similarly interested in the fund.

    The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund or by a vote of a majority of the fund's Trustees, or by the manager on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.

    The Prospectus for the fund contains a description of the fees payable to the manager for services under the Management Agreement with respect to the fund. The manager may reimburse the fund or waive all or a portion of its management fees.

    In approving the continuation of the Management Agreement, the Board, including the independent Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory and administrative services provided and any additional benefits received by the manager or its affiliates in connection with providing services to the fund, compared the fees charged by the manager to those paid by similar funds for comparable services, and analyzed the expenses incurred by the manager with respect to the fund. The Board considered the quality of the manager's advisory, administrative and compliance staffs, including additional compliance resources being added. In addition, the Trustees considered information received at regular meetings throughout the year related to the Fund's performance and manager services, and benefits potentially accruing to the manager and its affiliates, from transfer agency, distribution and service relationships with the manager and/or affiliates of the manager. The Board also considered other benefits to the manager including benefits relating to the ability of the manager to make the fund available to clients of the manager together with other financial services offered to clients by the manager and/or its affiliates.

    After requesting and reviewing such information as they deemed necessary (including additional information provided by the manager in response to inquiries for the independent Trustees) and after meetings conducted by the independent Trustees without management being present, the Board concluded that the Management Agreement was in the best interests of the fund and its shareholders. The Board observed that the fund was performing as designed for shareholders and as expected and was achieving its goal of capital preservation. The Board noted the difficulty of comparing the fund's expense ratio with those of other funds, because of the relative lack of comparable funds and the fact that the fund maintained insurance policies which contributed to the fund's expense ratio. While the manager's profitability with respect to its services for the fund was substantial, it was not excessive in light of the nature and quality of the services provided by the manager. The Board also considered that the manager had entered into a written Expense Limitation Agreement with the fund, under which the manager agreed to limit certain expenses of the fund during the Guarantee Period. The independent Trustees were advised by separate independent legal counsel throughout the process.

    Citigroup affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The manager has informed the fund that, in making its investment decisions, it does not obtain or use material inside information in the possession of any affiliate of Citigroup.

    The fund uses the name "Smith Barney" by agreement with the manager. If the manager, or its assignee, ceases to serve as the manager of the fund, the fund will change its respective name so as to delete the word "Smith Barney."

    For the period from April 3, 2002 to October 31, 2002, the fees paid to the manager were $2,739,623.


    For the fiscal years ended October 31, 2003 and 2004, the fund paid $6,140,657 and $4,481,783 respectively to the manager.


    The manager may retain a sub-administrator.

DISTRIBUTORS

    CGM, located at 388 Greenwich Street, New York, New York 10013, and PFS Distributors, located at 3120 Breckinridge Blvd., Duluth, Georgia, 30099, serve as non-exclusive principal underwriters and co-distributors of the shares of the fund pursuant to written agreements (the "Distribution Agreements"). CGM and PFS Distributors are each an affiliate of the manager.

    Each Distribution Agreement is terminable with or without cause, without penalty, on 60 days' notice by the Board of Trustees of the Trust or by vote of holders of a majority of the fund's outstanding voting securities, or on 90 days' notice by CGM or PFS Distributors. Unless otherwise terminated, each Distribution Agreement shall continue for successive annual periods so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees, or (b) by a vote of a majority (as defined in the 1940 Act) of the fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Distribution Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act and the rules and regulations thereunder.

INITIAL SALES CHARGES

    The aggregate dollar amount of Initial Sales Charges on Class A and Class C shares received by CGM and its affiliates were as follows:


Class A Shares (paid to CGM)
  For the fiscal year ended October 31:
    2004 .........................................................       $0
    2003 .........................................................       $0
    2002 .........................................................   $1,650,000

Class A Shares (paid to PFS and/or PFSI)
  For the fiscal year ended October 31:
    2004 .........................................................       $0
    2003 .........................................................     $7,129
    2002 .........................................................    $964,560

Class C Shares (paid to CGM)
  For the fiscal year ended October 31:
    2004* ........................................................       $0
    2003 .........................................................       $0
    2002 .........................................................   $1,577,000


----------
* Effective as of April 29, 2004, Class L shares were renamed Class C shares. On February 2, 2004, the initial sales charge of 1.00% on Class C shares was eliminated for purchases made after that date.

DEFERRED SALES CHARGES

    The aggregate dollar amount of Deferred Sales Charges on Class A, Class B and Class C shares received by CGM and its affiliates were as follows:


Class A Shares (paid to CGM)
  For the fiscal year ended October 31:
    2004 .........................................................       $0
    2003 .........................................................     $6,000
    2002 .........................................................     $2,000

Class B Shares (paid to CGM)
  For the fiscal year ended October 31:
    2004 .........................................................   $2,966,000
    2003 .........................................................   $1,755,000
    2002 .........................................................    $423,000

Class C Shares (paid to CGM)
  For the fiscal year ended October 31:
    2004** .......................................................       $0
    2003 .........................................................     $60,000
    2002 .........................................................     $46,000


----------
** Effective as of April 29, 2004, Class L shares were renamed Class C shares.


Class A Shares (paid to PFS Distributors)
  For the fiscal year ended October 31:
    2004 .........................................................       $0
    2003 .........................................................       $0
    2002 .........................................................       $0

Class B Shares (paid to PFS Distributors)
  For the fiscal year ended October 31:
    2004 .........................................................    $116,958
    2003 .........................................................     $99,519
    2002 .........................................................     $32,913


SERVICE PLANS

    Class A, Class B and Class C shares of the fund have each adopted a Service Plan (each, a "Service Plan") in accordance with Rule 12b-1 under the 1940 Act. Under the Service Plans, the fund may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the fund attributable to that class in the case of the Plans relating to Class A shares, and not to exceed 1.00% of the average daily net assets of the fund attributable to that class in the case of the plans relating to Class B shares and Class C shares. Such fees may be used to make payments to the distributors for distribution services, to service agents in respect of the sale of shares of the fund, and to other parties in respect of the sale of shares of the funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The fund also may make payments to the distributors, service agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the distributors to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.

    The Service Plans with respect to Class A and Class C shares also provide that the distributors and service agents may receive the sales charge paid by Class A and Class C investors, respectively, as partial compensation for their services in connection with the sale of shares. The Service Plans with respect to Class B and Class C shares provide that the distributors and service agents may receive all or a portion of the Deferred Sales Charges paid by Class B and Class C investors, respectively.

    The Service Plans permit the fund to pay fees to the distributors, service agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the applicable Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The fund will pay the fees to the distributors and others until the applicable Plan or Distribution Agreement is terminated or not renewed. In that event, the distributor's or other recipient's expenses in excess of fees received or accrued through the termination date will be the distributor's or other recipient's sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the Service Plans for the fund, the Trustees will review the Service Plans and the expenses for the fund and each class within the fund separately.

    Each Service Plan also recognizes that various service providers to the fund, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the fund's distributors or service agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the Plan. The Service Plans specifically provide that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan.

    Each Service Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trust's Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Service Plan or in any agreement related to the Plan (for purposes of this paragraph "qualified Trustees"). The Trustees, in the exercise of their business judgment made in the best interests of the shareholders of the fund and each class of the fund, have approved the continuation of the Service Plans. Each Service Plan requires that the Trust and the distributors provide to the Board of Trustees, and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Service Plan. Each Service Plan further provides that the selection and nomination of the qualified Trustees committed to the discretion of such qualified Trustees then in office. A Service Plan may be terminated with respect to any class of the fund at any time by a vote of a majority of the Trust's qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. A Service Plan may not be amended to increase materially the amount of the permitted expenses of a class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and qualified Trustees. The distributors will preserve copies of any plan, agreement or report made pursuant to the Service Plans for a period of not less than six years, and for the first two years the distributors will preserve such copies in an easily accessible place.

    As contemplated by the Service Plans, the distributors act as the agent of the Trust in connection with the offering of shares of the fund pursuant to the Distribution Agreements. The Prospectus contains a description of fees payable to the distributors under the Distribution Agreements.


    For the period from April 3, 2002 to October 31, 2002, the fees paid to CGM and/or PFS Distributors Inc. with respect to Class A, Class B and Class C shares of the fund were $158,375, $3,076,786 and $785,168, respectively. For the fiscal year ended October 31, 2003, the fees paid to CGM and/or PFS Distributors with respect to Class A, Class B and Class C shares were $265,467, $5,786,261, and $1,339,412, respectively. For the fiscal year ended October 31, 2004, the fees paid to CGM and/or PFS Distributors with respect to Class A, Class B and Class C shares were $186,155, $4,592,393, and $733,346, respectively.


    For the fiscal year ended October 31, 2004, the distributors and/or service agents incurred the following distribution expenses under the Plan for the fund:


                                                      FINANCIAL                      MARKETING AND
                                                      CONSULTANT        BRANCH        ADVERTISING       PRINTING         TOTAL
SMITH BARNEY CAPITAL PRESERVATION FUND               COMPENSATION     OPERATIONS       EXPENSES         EXPENSES        EXPENSES
--------------------------------------               ------------     ----------      -------------     ---------       ---------
  Class A                                             $   93,308       $ 85,355          $--            $  --          $  178,663
  Class B                                             $2,559,113       $654,277          $381           $(1,000)       $3,212,771
  Class C                                             $  337,994       $271,554          $ 18           $    24        $  609,590


FINANCIAL GUARANTEE AGREEMENT

    The fund guarantees that on the Guarantee Maturity Date, each shareholder will be entitled to redeem his or her shares for an amount no less than the value of that shareholder's account as of the fund's close of business on May 13, 2002 (the business day before the beginning of the Guarantee Period) reduced to reflect expenses incurred by the fund that are not covered by the Expense Limitation Agreement with the manager, provided that all dividends and distributions received from the fund have been reinvested and no shares have been redeemed. The fund's Guarantee is backed by an unconditional and irrevocable financial guarantee insurance policy issued by Ambac for the benefit of the shareholders of the fund (the "Insurance Policy"). The fund will pay Ambac a fee equal to 0.75% per annum of the average daily net assets of the fund during the Guarantee Period for providing the Insurance Policy. The Insurance Policy is unconditional and irrevocable. However, the fund's Trustees and Ambac may agree to amend the Insurance Policy at any time without a vote of shareholders. The address of Ambac is One State Street Plaza, 18th Floor, New York, NY 10004.

    Ambac, the manager and the Trust have entered into a Financial Guarantee Agreement specifying the rights and obligations of the parties with respect to the fund. The terms of the Financial Guarantee Agreement limit the manner in which the fund may be managed during the Guarantee Period. The Financial Guarantee Agreement also may be revised by the Trustees and Ambac without a vote of shareholders.

EXPENSES

    In addition to amounts payable under the Management Agreement and the Service Plans, the fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with the manager or the fund's distributors, government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums. The manager has entered into a Expense Limitation Agreement with the fund under which it will limit expenses of the fund during the Guarantee Period, excluding expenses such as interest, taxes and extraordinary expenses, subject to possible reimbursement to the manager within three years, to a maximum of 1.95% per annum in the case of Class A shares and 2.70% per annum in the case of Class B and Class C shares. The expense limit will continue through at least the Guarantee Maturity Date. The fund's Prospectus contains more information about the expenses of the fund.

CUSTODIAN AND TRANSFER AGENT

    State Street Bank and Trust Company, 225 Franklin Street, Boston Massachusetts 02110 ("State Street"), serves as the custodian of the fund. Under the custody agreement with the fund, State Street holds the fund's portfolio securities and keeps all necessary accounts and records. For its services, State Street receives a monthly fee based upon the month-end market value of securities held in custody and also receives certain securities transaction charges. The assets of the fund are held under bank custodianship in compliance with the 1940 Act.

    Citicorp Trust Bank, fsb, located at 125 Broad Street, New York, New York 10004, serves as the transfer agent and shareholder services agent of the fund.

    PFPC Inc., whose address is P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as a sub-transfer agent to the fund to render certain shareholder record keeping and accounting services.

    The fund also has engaged the services of Primerica Shareholder Services as a sub-transfer agent for PFSI accounts. This sub-transfer agent is located at 3120 Breckinridge Boulevard, Duluth, Georgia 30099-0001.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, serves as counsel for the fund.


    KPMG LLP is the independent registered public accounting firm for the Trust, providing audit services with respect to the preparation of filings with the SEC. The principal business address of KPMG LLP is 757 Third Avenue, New York, New York 10017.

                          10. PORTFOLIO TRANSACTIONS


    The manager trades securities for the fund if it believes that a transaction net of costs (including custodian charges) will help achieve the fund's investment objective. Changes in the fund's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for the fund are made by a portfolio manager who is an employee of the manager and who is appointed and supervised by its senior officers. The portfolio manager may serve other clients of the manager in a similar capacity.

    In connection with the selection of brokers or dealers and the placing of fund securities transactions, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the fund and/or the other accounts over which the manager or its affiliates exercise investment discretion. The manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust periodically review the commissions paid by the fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the fund.


    For the fiscal year ended October 31, 2004, the fund did not direct brokerage to a broker dealer because of research services provided.


    The management fees that the fund pays to the manager will not be reduced as a consequence of the manager's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the manager, the manager would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

    In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of the manager's other clients. Investment decisions for the fund and for the manager's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment manager, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for the fund and for other funds managed by the manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.


    For the period from April 3, 2002 to October 31, 2002, the fund paid $206,661 in brokerage commissions. For the fiscal year ended October 31, 2003, the fund paid $20,572 in brokerage commissions. For the fiscal year ended October 31, 2004, the fund paid $11,529 in brokerage commissions.


    The fund may from time to time place brokerage transactions with the fund's distributor, CGM, or through other brokers that may be considered affiliated persons of the manager or a distributor. The Board of Trustees has adopted procedures designed to ensure that commissions paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.

    During the period from April 3, 2002 to October 31, 2002 and the fiscal year ended October 31, 2003, the fund did not pay any brokerage commissions to affiliated brokers. For the fiscal year ended October 31, 2004, the fund did not pay any brokerage commissions to affiliated brokers.

    During the fiscal year ended October 31, 2004, the fund purchased securities issued by the following regular broker-dealers of the fund, which had the following values as of October 31, 2004:


                                                  VALUE OF SECURITIES AS OF
BROKER-DEALER                                          OCTOBER 31, 2004
-------------                                     --------------------------
Merrill Lynch Co., Inc. ......................            $1,163,270
Morgan Stanley ...............................            $  710,304
JP Morgan Chase & Co. ........................            $  674,689


    The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

    For reporting purposes, the fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund's investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the manager deem it advisable to purchase or sell securities.


    For the fiscal year ended October 31, 2003, the fund's portfolio turnover rate was 13%, and for the fiscal year ended October 31, 2004, the fund's portfolio turnover was 2%.


    Increased portfolio turnover necessarily results in correspondingly greater brokerage commissions which must be paid by the fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).

                    11.  DISCLOSURE OF PORTFOLIO HOLDINGS


    The fund's Board of Trustees has approved policies and procedures developed by Citigroup Asset Management ("CAM"), the Citigroup business unit that includes the fund's investment manager, with respect to the disclosure of the fund's securities and any ongoing arrangements to make available information about the fund's securities. The policy requires that disclosure of information about a Fund's portfolio holdings be in the best interests of the Fund's shareholders, and that any conflicts of interest between the interests of the Fund's shareholders and those of Citi Fund Management Inc. or CGM or their affiliates be addressed in a manner that places the interests of Fund shareholders first. This policy provides that information regarding the fund's holdings may never be shared with non-CAM employees, with investors and potential investors (whether individual or institutional), and with third parties unless it is done for legitimate business purposes and in accordance with the policy. CAM's policy generally provides for the release of details of securities positions once they are considered "stale." Data is considered stale once it is 25 calendar days old following quarter-end. This passage of time prevents a third party from benefiting from an investment decision made by the fund that has not been fully reflected by the market.


    The fund's complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees no sooner than the time of the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end.

    Subject to the provisions relating to "ongoing arrangements," the fund's holdings may also be released with simultaneous public disclosure at least 25 days after quarter end. Typically, simultaneous public disclosure is achieved by posting the information to a CAM or the fund's internet site that is accessible by the public, or through public release by a third party vendor. For the purposes of the policy, the term "ongoing arrangement" is interpreted to include any arrangement, whether oral or in writing, to provide portfolio holdings information to any person or entity more than once, but excluding any arrangement to provide such information following the filing of Form N-Q or Form N-CSR.

    CAM may release limited portfolio holdings information that is not yet considered stale in the following circumstances, subject to the provisions relating to "ongoing arrangements":

    1. The fund's top ten securities, current as of quarter-end, and the individual size of each such security position may be released at any time following quarter end with simultaneous public disclosure.


    2. The fund's (i) top ten securities positions (including the aggregate but not individual size of such positions), (ii) sector weightings,
       (iii) yield and duration, and (iv) the fund's performance attribution (e.g., analysis of the fund's outperformance or underperformance of its benchmark based on its portfolio holdings) may be released at any time with simultaneous public disclosure.


    3. A list of securities (that may include fund holdings together with other securities) followed by the fund's portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

    4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).


    Under the policy, if portfolio holdings are released pursuant to an ongoing arrangement with any party, the fund must have a legitimate business purpose for the release of the information, the release of the information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by CAM on behalf of the fund and neither the fund, CAM or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. All ongoing arrangements to make available information about the fund's portfolio securities will be reviewed by the fund's Board no less frequently than annually.

    The approval of the fund's Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with CAM's legal department, as necessary. Any exceptions to the policies must be reported to the Board of the fund at its next regularly scheduled meeting.

    Currently, the fund does not disclose its portfolio holdings on its website but it may do so in the future.

    Set forth below is a list, as of February 22, 2005 of those parties with whom CAM, on behalf of the fund, has authorized ongoing arrangements that include the release of portfolio holdings information, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts, and the company providing the insurance policy backing the Guarantee. Each fund's auditor also has access from time to time to the fund's portfolio holdings in connection with performing the audit and related functions.

RECIPIENT (HOLDINGS)                          FREQUENCY                         DELAY BEFORE DISSEMINATION
State Street Bank & Trust Co., (Fund          Daily                             None
Custodian and Accounting Agent)

Institutional Shareholders Services, (Proxy   As necessary                      None
Voting Services)

Bloomberg                                     Quarterly                         25 calendar days after quarter end

Lipper                                        Quarterly                         25 calendar days after quarter end

S&P                                           Quarterly                         25 calendar days after month end

Morningstar                                   Quarterly                         25 calendar days after month end

AMBAC (Insurer)                               Daily                             None

Factset                                       Daily                             None

    CAM has also authorized ongoing arrangements that include the release of portfolio holdings information for certain funds in the fund complex, which may or may not include the fund, to the following parties:

RECIPIENT (HOLDINGS)                          FREQUENCY                         DELAY BEFORE DISSEMINATION

eVestment Alliance                            Quarterly                         25 days after quarter end

CheckFree (Mobius)                            Quarterly                         25 days after quarter end

BARRA                                         Daily                             None

Elkins/McSherry                               Quarterly (calendar)              Sent the first business day following the end of a
                                                                                Quarter

Vestek                                        Daily                             None

Baseline                                      Daily                             None

Frank Russell                                 Monthly                           1 day

Callan                                        Quarterly                         25 days after quarter end

Mercer                                        Quarterly                         25 days after quarter end

CRA RogersCasey                               Quarterly                         25 days after quarter end

Cambridge Associates                          Quarterly                         25 days after quarter end

Marco Consulting                              Quarterly                         25 days after quarter end

Wilshire                                      Quarterly                         25 days after quarter end

Informa Investment Services (Efron)           Quarterly                         25 days after quarter end

Nelsons Information                           Quarterly                         25 days after quarter end

Investor Tools                                Daily                             None

Advent                                        Daily                             None

Plexus                                        Quarterly (calendar)              Sent the 1-3 business day following the end of a
                                                                                quarter

Quantitative Services Group                   Daily                             None

    With respect to each such arrangement, the fund has a legitimate business purpose for the release of information. The release of the information is subject to trading restrictions and/or confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by CAM on behalf of the fund. Neither the fund, CAM or any other affiliated party receives compensation or any other consideration in connection with such arrangements.

          12.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


    The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such series into classes. The Trust has reserved the right to create and issue additional series and classes of shares. Each share of each class represents an equal proportionate interest in the fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

    Shareholders of all funds of the Trust generally will vote together on all matters except when the Trustees determine that any shareholders of particular funds or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by fund or class.

    The Trust may involuntarily redeem a shareholder's shares at any time for any reason the Trustees of the Trust deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings, (ii) the failure of a shareholder to supply certain information, such as a tax identification number if required to do so, or to provide data sufficient to verify such information, (iii) to protect the tax status of the fund if necessary, (iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, (v) the failure of a shareholder to pay when due for the purchase of shares and
(vi) to eliminate ownership of shares by a particular shareholder when the fund determines that the particular shareholder's ownership is not in the best interests of the other shareholders of the fund.

    The holders of shares are required to disclose information on direct or indirect ownership of fund shares as may be required to comply with various laws applicable to the fund, and ownership of fund shares may be disclosed by the fund if so required by law or regulation.

    Each shareholder of the fund is entitled to one vote for each dollar of net asset value (number of shares of the fund owned times net asset value per share) of the fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a trustee. Shareholders in the Trust do not have cumulative voting rights. The Trust is not required to hold and has no present intention of holding annual meetings of shareholders, but the Trust will hold special meetings of the fund's shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

    The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series of the Trust, a service agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such service agent is the agent of record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

    The Trust, or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized at any meeting of shareholders representing a majority of the voting power of the Trust (or of the affected series or class) voting as a single class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Trust (or of the affected series or class) voting as a single class. The Trust or any series or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. If not so terminated, the Trust will continue indefinitely.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, Trustees Emeritus, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

    The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as Trustees of funds with the same or an affiliated investment adviser or distributor.

    The Trust's Declaration of Trust provides that by becoming a shareholder of the fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

                               13.  TAX MATTERS

TAXATION OF THE FUND
    FEDERAL TAXES. The fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the fund's gross income, the amount of fund distributions, and the composition of the fund's portfolio assets. Provided all such requirements are met, no U.S. federal income or excise taxes generally will be required to be paid by the fund. If the fund should fail to qualify as a "regulated investment company" for any year, the fund would incur a regular corporate federal income tax upon its taxable income and fund distributions would generally be taxable as ordinary income to shareholders.

    FOREIGN TAXES. Investment income and gains received by the fund from non-U.S. securities may be subject to non-U.S. taxes. The United States has entered into tax treaties with many other countries that may entitle the fund to a reduced rate of tax or an exemption from tax on such income. The fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the fund's effective rates of non-U.S. tax in advance since the amount of the fund's assets to be invested within various countries is not known.

    If the fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the fund may elect to "pass through" to the fund's shareholders foreign income taxes paid. If the fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the fund as part of the amount distributed to them by the fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amount, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the fund does not qualify to elect to "pass through" to its shareholders foreign income taxes paid by it, shareholders will not be able to claim any deduction or credit for any part of their foreign taxes paid by the fund.

TAXATION OF SHAREHOLDERS


    TAXATION OF DISTRIBUTIONS. Shareholders of the fund will generally have to pay federal income taxes and any state or local taxes on the dividends and capital gain distributions they receive from the fund. Dividends from ordinary income, and any distributions from net short term capital gain are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or additional shares. To the extent that ordinary dividends are derived from qualified dividend income of the fund, eligible for reduced tax rates for non-corporate shareholders, such dividends will be treated as qualified dividend income provided that they are so designated by the fund and that the recipient shareholder satisfies certain holding period requirements. If more than 95% of the fund's gross income, calculated without taking into account long-term capital gains, consists of qualified dividend income, the fund may designate all distributions of such income as qualified dividend income. Qualified dividend income generally is income derived from dividends from U.S. corporations or from corporations that are either incorporated in a U.S. possession or eligible for benefits under qualifying U.S. tax treaties. Dividends from REITs will be treated as qualified dividend income only to the extent that the REIT derived its income from qualified dividend income. Distributions from a foreign corporation that is not a "qualified foreign corporation" may nevertheless be treated as "qualified dividend income" if the applicable stock is readily tradable on an established U.S. securities market. "Passive foreign investment companies" ("PFICs") "foreign personal holding companies" and "foreign investment companies" will not be treated as "qualified foreign corporations" for these purposes. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.


    Any fund distribution will have the effect of reducing the per share net asset value of shares in the fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    DIVIDENDS-RECEIVED DEDUCTION. The portion of the fund's ordinary income dividends attributable to dividends received in respect of equity securities of U.S. issuers is normally eligible for the dividends received deduction for corporations subject to U.S. federal income taxes. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments.


    WITHHOLDING TAX PAYMENTS FOR NON-U.S. PERSONS. The fund will withhold tax payments at the current withholding rate (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments subject to withholding taxes that are made to persons who are neither citizens nor residents of the United States. Distributions received from the fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdiction.

    For taxable years of the fund beginning during 2005, 2006 and 2007, this 30% withholding tax will not apply to dividends that the fund designates as (a) interest-related dividends, to the extent such dividends are derived from the fund's "qualified net interest income," or (b) short-term capital gain dividends, to the extent such dividends are derived from the fund's "qualified short-term gain." "Qualified net interest income" generally is interest on bank deposits, interest or original issue discount on an obligation in registered form, or original issue discount on certain short-term obligations whether or not in registered form. The term does not include interest that is disqualified as "contingent interest" under the portfolio interest rules. "Qualified short-term gain" generally means the excess of the fund's net short-term capital gain for the taxable year over its net long-term capital loss.


    BACKUP WITHHOLDING. The account application asks each new shareholder to certify that the shareholder's Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. The fund may be required to withhold (pay over to the IRS for the shareholder's credit) a percentage of certain distributions and redemption proceeds paid to shareholders who fail to provide this information or who otherwise violate IRS regulations.

    DISPOSITION OF SHARES. In general, any gain or loss realized upon a taxable disposition of shares of the fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A fund shares held for 90 days or less followed by any purchase of shares of the fund or of another Smith Barney mutual fund, including purchases by exchange or by reinvestment, without payment of a sales charge which would otherwise apply because of any sales charge paid on the original purchase of the Class A fund shares.

EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

    CERTAIN DEBT INVESTMENTS. Any investment by the fund in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause the fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. An investment by the fund in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the fund has state or local governments or other tax-exempt organizations as shareholders.

    PAYMENT UNDER THE FINANCIAL GUARANTEE INSURANCE POLICY. If it is necessary for Ambac to make a payment to the fund in connection with the Insurance Policy, this payment will likely be considered to reduce any otherwise allowable capital losses or in the absence of losses to be treated as additional capital gain.

    OPTIONS, ETC. The fund's transactions in options, futures contracts and forward contracts will be subject to special tax rules that may affect the amount, timing and character of fund income and distributions to shareholders. For example, certain positions held by the fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of fund losses, adjustments in the holding periods of fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The fund will limit its activities in options, futures contracts and forward contracts to the extent necessary to meet the requirements of Subchapter M of the Code.


    FOREIGN INVESTMENTS. The fund may make non-U.S. investments. Special tax considerations apply with respect to such investments. Foreign exchange gains and losses realized by the fund will generally be treated as ordinary income and loss. Use of non-U.S. currencies for non-hedging purposes and investment by the fund in certain PFICs may have to be limited in order to avoid a tax on the fund. The fund may elect to mark to market any investments in PFICs on the last day of each taxable year. This election may cause the fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold potentially resulting in additional taxable gain or loss to the fund.


    The foregoing summarizes the consequences of an investment in the fund under current U.S. income tax law. It is not a substitute for personal tax advice. You should consult your own tax advisor about the potential consequences of an investment in the fund under your particular circumstances.

                          14.  FINANCIAL STATEMENTS


    The Fund's Annual Report for the fiscal year ended October 31, 2004 (filed on January 7, 2005; EDGAR Accession Number 0000930413-05-000125 is incorporated into this Statement of Additional Information by reference in its entirety.

                                                                    APPENDIX A

                     PROXY VOTING POLICIES AND PROCEDURES

    The Board of Trustees of the fund have delegated the authority to develop policies and procedures relating to proxy voting to Smith Barney Fund Management LLC (the "Manager"). The manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the manager votes proxies relating to equity securities in the best interest of clients.

    In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

    In the case of a proxy issue for which there is a stated position in the Policies, the manager generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

    A CAM business unit or investment team (e.g. CAM's Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

    In furtherance of the manager's goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

    CAM maintains a Proxy Voting Committee, of which manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager's decision-making in voting proxies.

    If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict. If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

    Information on how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund's website at http:// www.smithbarneymutualfunds.com and (3) on the SEC' website at http:// www.sec.gov.

SMITH BARNEY CAPITAL PRESERVATION FUND

INVESTMENT MANAGER
Smith Barney Fund Management LLC
399 Park Avenue, New York, New York 10022

DISTRIBUTORS
Citigroup Global Markets Inc.
388 Greenwich Street, New York, NY 10013

PFS Distributors, Inc.
3120 Breckinridge Boulevard, Duluth, Georgia, 30099

TRANSFER AGENT
Citicorp Trust Bank, fsb
125 Broad Street, New York, New York 10004

SUB-TRANSFER AGENTS
PFPC Inc.
P.O. Box 9699, Providence, RI 02940-9699

Primerica Shareholder Services
P.O. Box 9662, Providence, Rhode Island 02940-9662

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, Massachusetts 02110


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
757 Third Avenue, New York, New York 10017


LEGAL COUNSEL
Bingham McCutchen LLP
150 Federal Street, Boston, Massachusetts 02110

                                                                  Statement of
                                                        Additional Information
                                                             February 25, 2005


SMITH BARNEY(SM) CAPITAL PRESERVATION FUND II

(A Member of the Smith Barney(SM)  Family of Funds)

    Smith Barney Capital Preservation Fund II (the "fund") is a series of Smith Barney Trust II (the "Trust"). The Trust is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The address and telephone number of the Trust are 125 Broad Street, New York, New York 10004, (800) 451-2010.

    FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS                                                         PAGE
-----------------                                                         ----

 1. The Trust .............................................................  2
 2. Investment Objective ..................................................  2
 3. Description of Permitted Investments and Investment Practices and
    Associated Risks ......................................................  2
 4. The Asset Allocation Process .......................................... 21
 5. The Guarantee ......................................................... 21
 6. Investment Restrictions ............................................... 24
 7. Determination of Net Asset Value; Valuation of Securities ............. 25
 8. Additional Information on the Purchase and Sale of Fund Shares and
    Shareholder Programs .................................................. 26
 9. Management ............................................................ 41

10. Portfolio Transactions ................................................ 56
11. Disclosure of Portfolio Holdings ...................................... 57
12. Description of Shares, Voting Rights and Liabilities .................. 59
13. Tax Matters ........................................................... 61
14. Financial Statements .................................................. 63
Appendix A - Proxy Voting Policies and Procedures ........................ A-1

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the fund's Prospectus, dated February 25, 2005, by which shares of the fund are offered. This Statement of Additional Information should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the financial statements described on page 62 hereof. These financial statements can be found in the fund's Annual Report to Shareholders. An investor may obtain copies of the fund's Prospectus and Annual and Semi-Annual Reports without charge by contacting certain financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers that sell shares of the fund, by calling 1-800-544-5445 or by contacting the transfer agent at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                1.  THE TRUST


    Smith Barney Trust II is an open-end management investment company that was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The Trust was called CitiFunds Trust II prior to April 24, 2001 and Landmark Funds II prior to January 7, 1998. This Statement of Additional Information describes shares of Smith Barney Capital Preservation Fund II, which is a series of the Trust. References in this Statement of Additional Information to the "Prospectus" of the fund are to the Prospectus dated February 25, 2005.


    The fund is a diversified fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a diversified management investment company must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer. The fund is permitted to seek its investment objective by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

    The fund offers three classes of shares, referred to as Class A, Class B and Class C shares.

    Smith Barney Fund Management LLC ("SBFM" or the "manager") is the investment manager to the fund. The manager manages the investments of the fund from day to day in accordance with the fund's investment objectives and policies. The selection of investments for the fund and the way it is managed depend on the conditions and trends in the economy and the financial marketplace. The manager also provides certain administrative services to the fund.

    The fund is currently closed to new investors. Shares of the fund are continuously sold by its distributors, Citigroup Global Markets Inc. ("CGM") and PFS Distributors, Inc. ("PFS Distributors") (together, the "distributors"), only to existing shareholders and only in connection with the reinvestment of distributions and dividends. Shares of the fund will be continuously sold by the distributors during the Post Guarantee Period referred to below. Subject to the foregoing, shares may be purchased from the fund's distributors, or from certain broker-dealers, financial intermediaries or financial institutions that have entered into an agreement with a distributor of the fund, or a distributor's financial consultants (called "service agents"). The distributors and service agents may receive fees from the fund pursuant to Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act.

                           2.  INVESTMENT OBJECTIVE

    The investment objective of the fund during the Guarantee Period is to seek some capital growth while preserving principal. Of course, there can be no assurance that the fund will achieve its objective. When the fund's assets are largely invested in fixed income securities to preserve principal, as they are at the date of this Statement of Additional Information, it will be difficult for the fund to achieve capital growth.

    During the Post Guarantee Period, the fund expects to seek long-term growth of capital; current income will be a secondary objective.

    The fund's Prospectus contains a discussion of the principal investment strategies of the fund and the principal risks of investing in the fund. The following supplements the information contained in the Prospectus concerning the investment policies and techniques of the fund.

    The policies described herein and those described below under "Description of Permitted Investments and Investment Practices" are not fundamental and may be changed without shareholder approval.

    Certain investment restrictions of the fund described below under "Investment Restrictions" are fundamental and cannot be changed with respect to the fund without approval by the shareholders of the fund.

                   3.  DESCRIPTION OF PERMITTED INVESTMENTS
                AND INVESTMENT PRACTICES AND ASSOCIATED RISKS

    This section contains a discussion of certain investment practices and certain of the risks associated with these practices, and supplements the description of the fund's investments and risks contained in the Prospectus. The fund may, but need not, invest in all of the investments and utilize all of the investment techniques described below and in the Prospectus. The fund now has a Guarantee Period and a Post Guarantee Period and may not invest in all of these investments during each Period. For example, during the Guarantee Period the fund may not be permitted by the terms of the Financial Guarantee Agreement executed in connection with the financial guarantee insurance policy obtained by the fund to invest in all the securities and utilize all the techniques described below and in the Prospectus.

    The selection of investments and the utilization of investment techniques depend on, among other things, the manager's investment strategies for the fund, conditions and trends in the economy and financial markets and investments being available on terms that, in the manager's opinion, make economic sense.

BANK OBLIGATIONS

    Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

    Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations. See "Foreign Securities." The fund will not purchase bank obligations which the manager believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to the fund's investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to the fund's investments, the effect may be to reduce the income received by the fund on such investments.

    Bank obligations that may be purchased by the fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

COMMERCIAL PAPER

    Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as the fund pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.

COMMON STOCKS

    Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks do not represent an obligation of the issuer. The issuance of debt securities or preferred stock by an issuer will create prior claims which could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

INDEX-RELATED SECURITIES ("EQUITY EQUIVALENTS")

    The fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include among others exchange-traded funds that seek to track the performance of the Russell 3000 Index, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor's Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country's stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

    Equity Equivalents may be used for several purposes, including, to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund's assets across a broad range of equity securities.

    The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.

ETFS OR EXCHANGE TRADED FUNDS

    The fund may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a fund exposure to the securities comprising the index on which the ETF is based, and the fund will gain or lose value depending on the performance of the index.


    Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day based on market values, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the fund intends to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. Recently launched ETFs, which are not structured as investment companies, invest in gold bullion. In the future, as new products become available, the fund may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. Gains or losses on the fund's investment in ETFs will depend on the purchase and sale price of the ETF, rather than on changes in the underlying net asset value of the ETF.


PREFERRED STOCKS

    The fund may invest in preferred stocks. Preferred stocks, like common stocks, represent an equity ownership in an issuer, but generally have a priority claim over common stocks, but not over debt, with respect to dividend payments and upon the liquidation or bankruptcy of the issuer. Therefore, preferred stock is subject to the credit risk of the issuer, but because of its subordinate position to debt obligations of the issuer, the deterioration of the credit of an issuer is likely to cause greater decreases in the value of preferred stock than in more senior debt obligations. The market value of preferred stocks with no conversion rights and fixed dividend rates, like fixed income securities, tends to move inversely with interest rates, with the price determined by the dividend rate. However, because most preferred stocks do not have a fixed maturity date (although they may have call features giving the issuer the right to call the securities under certain circumstances or redemption features giving the holder the right to cause the issuer to repurchase the securities under certain circumstances), these securities generally will fluctuate more in value when interest rates change than, for example, debt issued by the same issuer. Some preferred stocks may pay dividends at an adjustable rate, based on an auction, an index or other formula. In the absence of credit deterioration, adjustable rate preferred stocks tend to have less price volatility than fixed rate preferred stocks.

    Unlike common stocks, preferred stocks to not typically have voting rights. Some preferred stocks have convertible features. See "Convertible Securities" below.

CONVERTIBLE SECURITIES

    Convertible debt securities entitle the holder to acquire the issuer's common stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation's capital structure. They are consequently of higher quality and entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In general, the market value of a convertible security is the greater of its investment value as a fixed income security or its conversion value (the value of the underlying common stock if the security is converted). The fund may purchase convertible securities rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Group ("S&P") and may also purchase non-rated securities considered by the manager to be of comparable quality. Although the fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the fund, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities. The fund does not intend to invest in convertible securities during the Guarantee Period.

REAL ESTATE INVESTMENT TRUSTS

    The fund may invest in equity real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. Equity REITs may also include operating or finance companies. Equity REITs own real estate directly and the value of, and income earned by, the trust depends upon the income of the underlying properties and the rental income they earn. Equity REITs can also realize capital gains by selling properties that have appreciated in value. The fund's investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. The fund's investments in REITs are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended (the "Code"), and failing to maintain exemption from the 1940 Act. Like mutual funds, REITs have expenses, including advisory and administration fees paid by REIT shareholders, and, as a result, an investor is subject to a duplicate level of fees if the fund invests in REITs.

FOREIGN SECURITIES

    During the Guarantee Period, the fund intends to invest in the securities of foreign issuers only if they are traded on a U.S. market. Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

    Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the fund's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy.

    There may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the fund to obtain or enforce a judgment against the issuers of such obligations.

    There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States. In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the fund's ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. These provisions may also restrict the fund's investments in certain foreign banks and other financial institutions.

    Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in the fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the fund are uninvested and no return is earned thereon. The inability of the fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

    Rules adopted under the 1940 Act permit the fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be "eligible foreign sub-custodians," as defined in the 1940 Act, for the fund, in which event the fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the fund's incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

    Economic and Monetary Union (EMU). Fifteen European countries participate in the EMU and 12 of those countries have adopted the Euro as their sole currency. EMU may create new economic opportunities for investors, such as lower interest rates, easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted;
(ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the fund's portfolio; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the fund.

    Depository Receipts. The fund may also purchase foreign securities in the form of American Depository Receipts ("ADRs"), or other securities representing underlying shares of foreign companies. European Depository Receipts ("EDRs") are receipts issued in Europe which evidence ownership of underlying securities issued by foreign corporations. ADRs are receipts typically issued by an American bank or trust company which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the United States securities markets and EDRs, which are issued in bearer form, are designed for use in European securities markets. Global Depository Receipts ("GDRs") are tradable both in the U.S. and Europe and are designed for use throughout the world.

    ADRs are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The fund may invest in ADRs through both sponsored and unsponsored arrangements.

DERIVATIVES

    The fund may use various investment strategies described below to hedge market risks (such as broad or specific market movements and interest rates), to manage the effective maturity or duration of debt instruments held by the fund, or to seek to increase the fund's income or gain.

    The fund may (if and to the extent so authorized) purchase and sell interest rate and stock or bond index futures contracts; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, futures contracts, indices and other financial instruments, and the fund may enter into interest rate transactions, equity swaps and related transactions, invest in indexed debt securities and other similar transactions which may be developed to the extent the manager determines that they are consistent with the fund's investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to as "Derivatives"). The fund's interest rate transactions may take the form of swaps, caps, floors and collars.

    The fund is not regulated as a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon by the Commodity Futures Trading Commission (the "CFTC")). The use of certain Derivatives in certain circumstances will require that the fund segregate cash or other liquid assets to the extent the fund's obligations are not otherwise "covered" through ownership of the underlying security or financial instrument.

    Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the manager's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if it had not been used. See "Risk Factors" below. The degree of the fund's use of Derivatives may be limited by certain provisions of the Internal Revenue Code.

    Futures Contracts. The fund may trade futures contracts: (1) on domestic and foreign exchanges on interest rates and bond indices; and (2) on domestic and foreign exchanges on stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). Maintaining a futures contract or selling an option on a futures contract will typically require the fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The value of all futures contracts sold by the fund (adjusted for the historical volatility relationship between the fund and the contracts) will not exceed the total market value of the fund's securities. In addition, the value of the fund's long futures and options positions (futures contracts on stock or bond indices or interest rates and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and
(c) accrued profits on the particular futures or options positions. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."

    The Commodity Futures Trading Commission ("CFTC") recently eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool opertor under the Commodity Exchange Act. As a result of these CFTC rule changes, the fund is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The fund, however, continues to have policies with respect to futures and options thereon as set forth herein. The current view of the staff of the SEC is that a fund's long and short positions in future contracts as well as put and call options on futures wirtten by it must be collateralized with cash or other liquid securities and segregated with the fund's custodian or a designated sub-custodian or "covered" in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

    Interest Rate Futures Contracts. The fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if the fund owns bonds, and interest rates are expected to increase, the fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the fund from declining as much as it otherwise would have. The fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the fund to maintain a defensive position without having to sell its portfolio securities.

    Similarly when the manager expects that interest rates may decline, the fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, the fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, the fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

    At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

    Single Stock Futures. Recent legislation permits the trading on U.S. exchanges of standardized futures contracts on individual equity securities, such as common stocks, exchange traded funds and American Depository Receipts, as well as narrow-based securities indices, generally called security futures contracts or "SFCs". As with other futures contracts, a SFC involves an agreement to purchase or sell in the future a specific quantity of shares of a security or the component securities of the index. The initial margin requirements (typically 20 percent) are generally higher than with other futures contracts. Trading SFCs involves many of the same risks as trading other futures contracts, including the risks involved with leverage, and loses are potentially unlimited. Under certain market conditions, for example if trading in halted due to unusual trading activity in either the SFC or the underlying security due to recent news events involving the issuer of the security, it may be difficult or impossible for the fund to liquidate its position or manage risk by entering into an offsetting position. In addition, the prices of SFCs may not correlate as anticipated with the prices of the underlying security. And unlike options on securities in which the fund may invest, where the fund has the right, but not the obligation, to buy or sell a security prior to the expiration date, if the fund has a position in a SFC, the fund has both the right and the obligation to buy or sell the security at a future date, or otherwise offset its position.

    Options. In order to hedge against adverse market shifts or to increase income or gain, the fund may purchase put and call options or write "covered" put and call options on futures contracts on stock indices and interest rates. In addition, in order to hedge against adverse market shifts or to increase its income, the fund may purchase put and call options and write "covered" put and call options on stocks and stock indices. A call option is "covered" if, so long as the fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security with an exercise price no higher than the exercise price on the call option written or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is "covered" if, to support its obligation to purchase the underlying investment if a put option that the fund writes is exercised, the fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

    In all cases except for certain options on interest rate futures contracts, by writing a call, the fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the fund's obligation as writer of the option continues. By writing a put, the fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the fund's obligation as writer of the option continues. Upon the exercise of a put option written by the fund, the fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the fund, the fund may suffer an economic loss equal to an amount not less than the excess of the investment's market value at the time of the option exercise over the fund's acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the fund and the fund's acquisition cost of the investment.

    In all cases except for certain options on interest rate futures contracts, in purchasing a put option, the fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, the fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

    In the case of certain options on interest rate futures contracts, the fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, the fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, the fund will limit its opportunity to profit from a rise in interest rates.

    The fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The fund may enter into a closing purchase transaction in which the fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should the fund choose to exercise an option, the fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

    Exchange-listed options on securities, with certain exceptions, generally settle by physical delivery of the underlying security, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

    Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

    A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index or other instrument at the exercise price. The fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The fund's purchase of a call option on a security, financial futures contract, index or other instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

    OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

    The fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

    The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

    OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "counterparties" and individually referred to as a "counterparty") through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that the fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

    Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security or other instrument underlying an OTC option it has entered into with the fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the manager must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be met. The fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that the manager deems to be creditworthy. In the absence of a change in the current position of the staff of the Securities and Exchange Commission (the "SEC"), OTC options purchased by the fund and the amount of the fund's obligation pursuant to an OTC option sold by the fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

    If the fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the fund or will increase the fund's income. Similarly, the sale of put options can also provide gains for the fund.

    The fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices and futures contracts. All calls sold by the fund must be "covered" (that is, the fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the fund will receive the option premium to help protect it against loss, a call sold by the fund will expose the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument that it might otherwise have sold.

    The fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the fund's investment objective and the restrictions set forth herein.

    The fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices and futures contracts. In selling put options, the fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

    (a) Options on Stocks and Stock Indices. The fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the fund. In addition, the fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Currently, options traded include the Standard & Poor's 100 Index of Composite Stocks, Standard & Poor's 500 Index of Composite Stocks (the "S&P 500 Index"), the New York Stock Exchange Composite Index, the American Stock Exchange ("AMEX") Market Value Index, the National Over-the- Counter Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

    If the manager expects general stock market prices to rise, the fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in the fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the fund's position in such put option or futures contract.

    (b) Options on Futures Contracts. The fund may purchase put and call options and write covered put and call options on futures contracts on stock indices and interest rates traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the fund.

    The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the fund. If the fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

    Interest Rate and Equity Swaps and Related Transactions. The fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. The fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the fund's portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by the fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

    The fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the fund's custodian. If the fund enters into an interest rate or equity swap on other than a net basis, the fund will maintain a segregated account in the full amount accrued on a daily basis of the fund's obligations with respect to the swap. The fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the manager deems to be creditworthy. The manager will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The manager has determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid high grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the fund's obligations with respect to the caps, floors or collars. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

    The liquidity of swap agreements will be determined by the manager based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

    There is no limit on the amount of interest rate and equity swap transactions that may be entered into by the fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that the fund is contractually obligated to make, if any. The effective use of swaps and related transactions by the fund may depend, among other things, on the fund's ability to terminate the transactions at times when the manager deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between the fund and counterparties to the transactions, the fund's ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent the fund does not, or cannot, terminate such a transaction in a timely manner, the fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, the fund's risk of loss is the net amount of payments that the fund contractually is entitled to receive, if any. The fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

    Indexed Securities. The fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

    Combined Transactions. The fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple interest rate transactions and any combination of futures, options and interest rate transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of the manager, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the fund based on the manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the fund management objective.

    Risk Factors. Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the manager's view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to the fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the fund to hold a security it might otherwise sell.

    The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, the fund might not be able to close out a transaction without incurring substantial losses. Although the fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the fund that might result from an increase in value of the position. There is also the risk of loss by the fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by the fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the fund did not invest in options.

    As is the case with futures and options strategies, the effective use of swaps and related transactions by the fund may depend, among other things, on the fund's ability to terminate the transactions at times when the manager deems it desirable to do so. To the extent the fund does not, or cannot, terminate such a transaction in a timely manner, the fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

    Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

    Losses resulting from the use of Derivatives will reduce the fund's net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used.

    Risks of Derivatives Outside the United States. When conducted outside the United States, Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

    Use of Segregated and Other Special Accounts. Use of many Derivatives by the fund will require, among other things, that the fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the fund's obligations are not otherwise "covered" through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by the fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or subcustodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the fund, for example, will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the fund on an index will require the fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the fund will require the fund to segregate liquid high grade debt obligations equal to the exercise price.

    OTC options entered into by the fund, including those on securities, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the fund will not be required to do so. As a result, when the fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the fund other than those described above generally settle with physical delivery, and the fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery. If the fund enters into OTC option transactions, it will be subject to counterparty risk.

    In the case of a futures contract or an option on a futures contract, the fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. The fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the fund's net obligation, if any.

    Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. The fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, the fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

FIXED-INCOME SECURITIES

    Changes in market yields will affect the fund's net asset value as prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline.

    In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although the fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a "call option" and redeems the security during a time of declining interest rates, the fund may realize a capital loss on its investment if the security was purchased at a premium and the fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the fund.

U.S. GOVERNMENT OBLIGATIONS

    Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association ("Ginnie Maes")); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs")). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment. As with any debt obligations, these securities are subject to the risk that the issuer will default on principal and interest payments.

    Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

STRIPS

    The fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. STRIPS tend to be subject to the same risks as zero coupon securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. The fund does not expect to invest in interest-only strips during the Guarantee Period.

FLOATING AND VARIABLE RATE INSTRUMENTS

    The fund may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by the fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. The fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The investment manager will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

    Some of the demand instruments purchased by the fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

    The fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the fund's custodian subject to a sub- custodian agreement approved by the fund between that bank and the fund's custodian.

GUARANTEED INVESTMENT AND SIMILAR CONTRACTS

    The fund may invest in guaranteed investment contracts issued by insurance companies (GICs) or equivalent contracts issued by other companies (referred to as investment or funding agreements). Pursuant to such a contract, the fund places funds on deposit with the issuer. The issuer then credits to the fund interest at a guaranteed rate. The issuer may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. A GIC may be an obligation of the insurance company's general account or of a special account. If the issuer of the contract fails, the contract holder becomes a general creditor of the issuer, with no assurance of repayment. These contracts are considered an illiquid investment unless the fund may receive the principal amount of the contract from the issuer on seven days' notice or less.

OTHER INVESTMENT COMPANIES

    As indicated under "Investment Restrictions" below, the fund may from time to time invest in securities of other investment companies (including exchange traded funds and unit investment trusts), subject to the limits of the 1940 Act. Under the 1940 Act, the fund may invest limited amounts of its assets in securities of other investment companies, or it may invest all of its assets in one or more investment companies, employing a master/feeder or fund-of- funds investment structure. The fund has reserved the right to employ these investment structures but has no current intention of doing so.

    The return on investments in other investment companies will be reduced by the operating expenses, including investment advisory and administration fees, of such other investment companies, and will be further reduced by expenses of the fund, including management fees; that is, there will be a layering of certain fees and expenses. Investment in investment companies also may involve the payment of substantial premiums above the value of such companies' portfolio securities. The fund does not intend to invest in such vehicles or funds unless the manager determines that the potential benefits of such investment justify the payment of any applicable premiums.

REPURCHASE AGREEMENTS

    The fund may enter into repurchase agreements with broker/dealers, domestic banks or recognized financial institutions. A repurchase agreement is a short-term investment in which the purchaser (i.e., the fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the 1940 Act. All repurchase agreements entered into by the fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon, and the fund or its custodian or sub-custodian shall have control of the collateral, which the manager believes will give the fund a valid, perfected security interest in the collateral. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the fund may suffer time delays and incur costs in connection with the disposition of the collateral. The manager believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the fund. The fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights.

    For the purpose of investing in repurchase agreements, the manager may aggregate the cash that certain funds or accounts that are advised or subadvised by the manager or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds, funds or accounts that contributed to the joint account share pro rata in the net revenue generated. The manager believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the fund than would be available to the fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

    Pursuant to an exemptive order issued by the Securities and Exchange Commission ("SEC"), the fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to the fund's entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

REVERSE REPURCHASE AGREEMENTS

    The fund may enter into reverse repurchase agreements with broker/dealers and other financial institutions. Such agreements involve the sale of portfolio securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and are considered to be borrowings by the fund. The fund may attempt to lock-in a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the fund intends to use the reverse repurchase technique only when the manager believes it will be advantageous to the fund. The use of reverse repurchase agreements involves leverage and may exaggerate any interim increase or decrease in the value of the fund's assets. The fund's custodian bank will maintain a separate account for the fund with securities having a value equal to or greater than such commitments. The fund's liquidity and ability to manage its assets may be adversely affected when it sets aside cash or securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the fund may decline below the repurchase price of those securities, that the assets purchased with the proceeds of the agreement decline in value, or that the buyer under a reverse repurchase agreement files for bankruptcy or becomes insolvent.

SHORT SALES

    The fund may from time to time make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is "against the box" to the extent that the fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale.

    To secure its obligation to deliver the securities sold short, the fund will deposit in escrow in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the fund, because the fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

LOANS OF PORTFOLIO SECURITIES

    The fund may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash with the fund in an amount equal to a minimum of 100% of the market value of the securities lent. The fund will invest the collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. If the deposit drops below the required minimum at any time, the borrower may be called upon to post additional cash. If the additional cash is not paid, the loan will be immediately due and the fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be "demand" loans and may be terminated by the fund at any time. The fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the fund will be able to exercise its voting rights on the securities. Such loans will be authorized only to the extent that the receipt of income from such activity would not cause any adverse tax consequences to the fund's shareholders and only in accordance with applicable rules and regulations. The borrowers may not be affiliated, directly or indirectly, with the fund.

ILLIQUID AND RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS

    The fund may purchase illiquid securities and securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The fund will not invest more than 15% of the value of its net assets in illiquid securities, such as restricted securities which are illiquid, and securities that are not readily marketable.

    If the fund were to assume substantial positions in securities with limited trading markets, the activities of the fund could have an adverse effect upon the liquidity and marketability of such securities and the fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by the fund at times which otherwise might be considered to be disadvantageous so that the fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are "restricted" may involve added expenses to the fund should the fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. As more fully described herein, the fund may purchase Rule 144A securities (as defined below) for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). The fund's holdings of Rule 144A securities which are liquid securities will not be subject to the fund's applicable limitation on investments in illiquid securities.

RULE 144A SECURITIES

    The fund may purchase certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A promulgated under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.

    One effect of Rule 144A is that certain restricted securities may be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A, the SEC stated that the ultimate responsibility for liquidity determinations is that of an investment company's Board of Trustees. However, the SEC stated that the board may delegate the day-to-day function of determining liquidity to the fund's investment adviser, provided that the board retains sufficient oversight. The Board of Trustees of the fund has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, the Board of Trustees has delegated to the manager the determination as to whether a particular security is liquid or illiquid requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security.

    To the extent that liquid Rule 144A securities that the fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the fund's assets invested in illiquid assets would increase. The manager, under the supervision of the Boards of Trustees, will monitor fund investments in Rule 144A securities and will consider appropriate measures to enable the fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

    The fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The fund may either settle a firm commitment transaction by taking delivery of the securities or may either resell or repurchase a securities purchased on a firm commitment basis on or before the settlement date in which event the fund may reinvest the proceeds in another firm commitment transaction. The fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.


ZERO COUPON SECURITIES, PIK BONDS AND DEFERRED PAYMENT SECURITIES


    The fund may invest in zero coupon securities, PIK bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. The fund also may purchase PIK bonds. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

    Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of the fund's limitation on investments in illiquid securities.

    Current federal income tax law requires the holder of a zero coupon security, certain PIK bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, the fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

BORROWING

    The fund may borrow in certain circumstances. See "Investment Restrictions." Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of the fund's shares and in the return on the fund's portfolio. Although the principal of any borrowing will be fixed, the fund's assets may change in value during the time the borrowing is outstanding. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the manager's strategy and the ability of the fund to comply with certain provisions of the Code in order to provide "pass-through" tax treatment to shareholders. Furthermore, if the fund were to engage in borrowing, an increase in interest rates could reduce the value of the fund's shares by increasing the fund's interest expense. The fund does not anticipate borrowing for leverage purposes during the Guarantee Period.

PORTFOLIO TURNOVER

    Purchases and sales of portfolio securities may be made as considered advisable by the manager in the best interests of the shareholders. The fund intends to limit portfolio trading to the extent practicable and consistent with its investment objectives, however the fund may engage in active and frequent trading to achieve its objectives. The fund's portfolio turnover rate may vary from year to year, as well as within a year. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the fund. See "Portfolio Transactions."

DEFENSIVE INVESTING

    The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt instruments or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

                       4.  THE ASSET ALLOCATION PROCESS

    In pursuing the fund's investment objective during the Guarantee Period, the manager looks to allocate assets between the equity component and the fixed income component. The allocation of assets depends on a variety of factors, including, but not limited to, the then prevailing level of interest rates, equity market volatility, and the market value of fund assets. When interest rates are low, fund assets will be largely invested in the fixed income component in order to increase the likelihood of meeting the investment objective. In addition, if during the Guarantee Period the equity markets experience a major decline, the fund's assets may become largely or entirely invested in the fixed income component in order to increase the likelihood of meeting the investment objective.

    The asset allocation process will also be affected by the manager's ability to manage the fixed income component. If the fixed income component provides a return better than that assumed by the manager's proprietary model, fewer assets would have to be allocated to the fixed income component. On the other hand, if the performance of the fixed income component is poorer than expected, more assets would have to be allocated to the fixed income component. If all of the fund's assets are allocated to the fixed income portion, the allocation may be irreversible. In this circumstance, the fund would not participate in any subsequent recovery in the equity markets.

    As a result of the recent low interest rates and the decline in the equity markets in 2002 and early 2003, most of the fund's assets have been allocated to fixed income securities. Because the fund's assets are largely invested in fixed income securities, the fund may not be able to increase significantly its equity component even if interest rates go up and/or improve.

    The process of asset reallocation results in additional transaction costs such as brokerage commissions. The fund will likely incur increased transactional costs during periods of high volatility. To moderate such costs, the manager has built into its proprietary model a factor that will require reallocations only when equity component and fixed income component values have deviated by more than certain minimal amounts since the last reallocation.

    The terms of a Financial Guarantee Agreement executed in connection with the financial guarantee insurance policy obtained by the fund limit the manner in which the fund must be managed during the Guarantee Period, and thus limit the manager's ability to respond to changing market conditions. If the fund fails to comply with certain maximum equity limits or other restrictions, or upon certain other events, the fund may be required to allocate all of its assets to the fixed income component.

                              5.  THE GUARANTEE

    The fund now has a Guarantee Period and a Post Guarantee Period. The Guarantee Period will run from November 4, 2002 through November 4, 2007, or if that date is not a business day, the first business day thereafter (the "Guarantee Maturity Date"). For purposes of this section, a business day is any day other than a day on which banks located in the City of New York, New York are authorized by law to close or on which the New York Stock Exchange is closed for business. The Post Guarantee Period will run from the end of the Guarantee Period.

    The fund guarantees that on the Guarantee Maturity Date, each shareholder who automatically reinvests all dividends and distributions made by the fund and does not redeem any shares during the Guarantee Period will be entitled to redeem his or her shares for an amount no less than the value of that shareholder's account as of the close of business on November 1, 2002 (the business day before the beginning of the Guarantee Period) reduced to reflect certain expenses as described below (the "Guaranteed Amount").

    Example. Assume you invested $20,000 in Class A shares when the NAV was $11.40 per share. After deducting your sales load of 5.00%, $19,000 will be invested in Class A shares and you will have 1,666.667 shares in your account.

    Assume further that on November 1, 2002, the NAV for Class A shares remains stable at $11.40 per share and additional income of $50 (representing dividends accrued during the fund's offering period) has been earned on your account, resulting in a distribution of 4.386 additional shares. Your Guaranteed Amount is based on the account value determined as of the close of business on November 1, 2002. To calculate your full guarantee, multiply the shares you own by the NAV per share for your class of shares on November 1, 2002.

    Using our example:

      Shares you initially purchase                                  1,666.667
      Plus additional shares distributed                                 4.386
                                                                    ----------
      Total shares                                                   1,671.053
      NAV per share of Class A shares on November 1, 2002        X  $    11.40
                                                                    ----------
      Your Guaranteed Amount as of November 1, 2002                 $   19,050
                                                                    ==========

    As long as you reinvest all your dividends and distributions and make no withdrawals prior to the Guarantee Maturity Date, your Guaranteed Amount will not change during the Guarantee Period, except that it will be reduced if the fund incurs certain expenses. For example, certain expenses that are not covered by the Expense Limitation Agreement with the manager, such as extraordinary expenses, are treated the same way as cash dividends and thus reduce the Guaranteed Amount. Certain investment-related expenses, such as brokerage commissions, are not covered by the Expense Limitation Agreement, but will not reduce the Guaranteed Amount.

    Redemptions of shares during the Guarantee Period will decrease the Guaranteed Amount to which a shareholder is entitled. If a shareholder redeems shares in the fund, he or she will then hold fewer shares at the then-current Guarantee per Share, thereby reducing the Guaranteed Amount for the shareholder. The Guarantee per Share will equal the NAV per share on November 1, 2002 (the business day before the beginning of the Guarantee Period), and thereafter will be adjusted downward to reflect any dividends and distributions made by the fund. This adjustment also will reflect certain expenses paid by the fund, as described above. The formula for determining the Guarantee per Share, with respect to any class of shares, may be expressed as follows:

        Guarantee per Share =        X
                                -----------
                                (1 + D/NAV)

        Where: X = the Guarantee per Share for such class of shares on the business day immediately preceding the business day on which the Guarantee per Share is calculated

                D = the amount of any distribution per share (or allocation of expenses per share) for such class of shares effective since the business day immediately preceding the business day that the Guarantee per Share is calculated

                NAV = the NAV for such class of shares at the close of business on the day the distribution per share (or allocation of expenses per share) was effective

        Redemptions made from the fund prior to the Guarantee Maturity Date will be made at the then-current NAV, which may be higher or lower than the NAV at the inception of the Guarantee Period. For certain shareholders, redemptions made prior to the Guarantee Maturity Date may also be subject to a deferred sales charge (which is not covered by the Guarantee).

        The Guarantee per Share will decline as dividends and distributions are made to shareholders. If a shareholder automatically reinvests dividends and distributions in the fund, he or she will hold a greater number of shares at a reduced Guarantee per Share following payment of a dividend or distribution. The result would be to preserve the Guaranteed Amount he or she was entitled to before the dividend or distribution was made. If a shareholder instead elects to receive any dividends or distributions in cash, he or she will hold the same number of shares at the reduced Guarantee per Share following payment of a dividend or distribution. This will reduce the Guaranteed Amount that the shareholder was entitled to before the dividend or distribution was made.

        If you take a dividend or distribution in cash, or redeem fund shares, prior to the Guarantee Maturity Date, the reduction in your Guaranteed Amount may be more or less than the cash you receive.

        Example. Assume you reinvest your dividends and distributions. The number of shares you own in the fund will increase at each declaration date. Although the number of shares in your account increases, your Guaranteed Amount does not change as a result of the dividend or distribution.

        Using our example, assume it is now December 31, 2004 and the fund declares a dividend of $0.21 per share. Also, assume (just for this example) that the Class A NAV is $12.05 per share at the end of the day on December 31, 2004.

        To recalculate your Guarantee per Share:

        1. Determine the value of your dividend. Your total dividend will equal the per share dividend multiplied by the number of shares you own the day before the dividend is declared. In our example, we will multiply 1,671.053 shares by $0.21 per share to arrive at $350.92.

        2. Determine the number of shares that will get added to your account when your dividend is reinvested. Your additional shares equal the value of your dividend divided by the ending NAV per share on the day the dividend was declared. In our case, $350.92 divided by $12.05 works out to 29.122 additional shares.

        3. Adjust your account for your additional shares. Add 1,671.053 and
    29.122 to arrive at your new share balance of 1,700.175.

        4. Determine your new Guarantee per Share. Take your original Guaranteed Amount and divide by your new share balance. Using our example, divide $19,050 by 1,700.175 shares to arrive at the new Guarantee per Share of $11.20. (Note: you could also obtain this result by applying the formula stated above.)

        5. Your Guaranteed Amount still equals $19,050.

    If, however, you take your dividend in cash, you will receive $350.92, and your number of shares will remain 1,671.053. Your new Guaranteed Amount will equal the new Guarantee per Share of $11.20 multiplied by 1,671,053, or $18,715.79. Your Guaranteed Amount will have gone down by $334.21.

    This calculation is repeated every time the fund declares a dividend. Although shareholders can perform this calculation themselves, the fund will recalculate the Guarantee per Share for each class of shares whenever the fund declares a dividend. The fund's calculations may differ from a shareholder's (for example, because of rounding or the number of decimal places used). The fund's calculations will control. Shareholders will be provided with information regarding the new Guarantee per Share.

    Example. This time, assume it is December 31, 2004, the fund declares a dividend of $0.21 per share, and the Class A NAV is $10.00 per share at the end of the day on December 31, 2004.

    To recalculate your Guarantee per Share:

        1. Determine the value of your dividend. The value of your dividend is still $350.92 (we multiply 1,671.053 shares by $0.21).

        2. Determine the number of shares that will get added to your account when your dividend is reinvested. Your additional shares equal the value of your dividend divided by the ending NAV per share on the day the dividend was declared. In our case, $350.92 divided by $10.00 works out to 35.092 additional shares.

        3. Adjust your account for your additional shares. Add 1,671.053 and
    35.092 to arrive at your new share balance of 1,706.145.

        4. Determine your new Guarantee per Share. Take your original Guaranteed Amount and divide by your new share balance. Using our example, divide $19,050 by 1,706.145 shares to arrive at the new Guarantee per Share of $11.17. (Note: you could also obtain this result by applying the formula stated above.)

        5. Your Guaranteed Amount still equals $19,050.

    If, however, you take your dividend in cash, you will receive $350.92, and your number of shares will remain 1,671.053. Your new Guaranteed Amount will equal the new Guarantee per Share of $11.17 multiplied by 1,671.053 or $18,665.66. Your Guaranteed Amount will have gone down by $384.34.

    The fund's Guarantee is backed by an unconditional, irrevocable financial guarantee insurance policy issued by Ambac Assurance Corporation ("Ambac"), a financial guarantor and an operating subsidiary of Ambac Financial Group, Inc. Pursuant to a Financial Guarantee Agreement with the fund, there are certain limitations on the manner in which the fund may be managed during the Guarantee Period. The fund also has agreed to be bound by various covenants. If the fund breaches these covenants, or if the fund is not managed in accordance with the limitations in the Financial Guarantee Agreement, the fund's assets could be allocated to fixed income securities for the remainder of the Guarantee Period. The fund's assets also could be allocated to fixed income securities upon certain other non-market events, including if Citigroup Inc.'s credit rating is downgraded to or below Baa1 or BBB+ by Moody's or S&P, respectively.

    Ambac has entered into an arrangement with an affiliate of the fund's manager to hedge its exposure under the insurance policy. Pursuant to this hedging arrangement, the hedge counterparty would make a payment to Ambac based on the dimunition in the net asset value of the fund over the Guarantee Period.

    The Fund's Guarantee is payable solely out of the assets of the fund.

                         6.  INVESTMENT RESTRICTIONS

    The fund has adopted the following policies which may not be changed without approval by holders of a majority of the outstanding voting securities of the fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

    The fund may not:

        (1) borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act;

        (2) underwrite securities issued by other persons, except that all or any portion of the assets of the fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, and exemptive orders granted under such Act, and except insofar as the fund may technically be deemed an underwriter under the Securities Act in selling a portfolio security;

        (3) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities;

        (4) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

        (5) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; or

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

    For purposes of restriction (1) above, covered mortgage dollar rolls and arrangements with respect to securities lending are not treated as borrowing.

    If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in circumstance is not considered a violation of policy.

        7.  DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES

    The net asset value per share of the fund is determined for each class on each day during which the New York Stock Exchange ("NYSE") is open for trading (a "business day"). As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and during emergencies. This determination of net asset value is made once each day as of the close of regular trading on the NYSE (normally 4:00 p.m. New York City time) by adding the market value of all securities and other assets attributable to the class, then subtracting the liabilities attributable to that class, and then dividing the result by the number of outstanding shares of the class. The net asset value per share is effective for orders received and accepted by the transfer agent prior to its calculation.

    For purposes of calculating net asset value per share, all assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars at the prevailing market rates or if there are no market rates, at fair value at the time of valuation. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities. Securities listed on the NASDAQ National Market and NASDAQ Small Cap Market for which reliable market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Securities listed on a non- U.S. exchange are normally valued at the last quoted sale price available before the time when net assets are valued. Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the- counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. If the pricing service is unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined by the manager, using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board of Trustees of the Trust. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Trust. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Securities for which there are no such valuations are valued using fair value procedures established by and under the general supervision of the Board of Trustees of the Trust.

    Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of regular trading on the NYSE and may also take place on days on which the NYSE is closed and on which it is not possible to purchase or redeem shares of the fund. If events materially affecting the value of securities occur between the time at which the market price is determined and the time when the fund's net asset value is calculated, such securities may be valued using fair value procedures established by and under the general supervision of the Board of Trustees of the Trust.

    Interest income on long-term obligations held for the fund is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of any premium.

    The Prospectus contains further information on the procedures, including the fair value procedures approved by the Board of Trustees, to be used to value the fund's securities.

      8.  ADDITIONAL INFORMATION ON THE PURCHASE AND SALE OF FUND SHARES
                           AND SHAREHOLDER PROGRAMS

    As described in the Prospectus, the fund provides you with alternative ways of purchasing shares based upon your individual investment needs. Shares of the fund may now be purchased only by existing shareholders and only through the reinvestment of distributions and dividends. Shares will be continuously offered during the Post Guarantee Period.

    Each class of shares of the fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert to Class A shares in eight years. In addition, shareholders in a Smith Barney Funds Retirement Program may have special exchange rights. See "Smith Barney Funds Retirement Program" on page 35.

    Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares,
(ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

    Share certificates will not be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

    The following classes of shares will be available for purchase during the Post-Guarantee Period. Investors who want to purchase shares in the fund during the Post-Guarantee Period should review this section, although the information could change by then. In addition, investors should see the Prospectus for a discussion of factors to consider in selecting which class of shares to purchase and for applicable service/distribution fees.

CLASS A SHARES

    Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows.

    Set forth below is an example of the method of computing the offering price of the Class A shares of the fund. The example assumes a purchase on October 31, 2004 of Class A shares from the Fund aggregating less than $25,000 subject to the schedule of sales charges set forth below. Investors should note that the fund is currently closed to new investors.


  Net asset value per share of the fund ............................... $11.79
  Per share sales charge - 5.00% of public offering price (5.26% of net asset value per share) ........................................ $ 0.62
  Per share offering price to the public .............................. $12.41


    The fund receives the entire net asset value of all Class A shares that are sold. The distributors retain the full applicable sales charge from which a distributor pays the uniform reallowances shown in the table below.

                                                                       BROKER/
                                                                       DEALER
                                                                     COMMISSION
                                  SALES CHARGE      SALES CHARGE     AS A % OF
AMOUNT OF                           AS A % OF         AS A % OF      OFFERING
YOUR INVESTMENT                  OFFERING PRICE    YOUR INVESTMENT    PRICE
---------------                  --------------    ---------------   ----------

Less than $25,000 ...............     5.00%             5.26%           4.50%
$25,000 to less than $50,000 ....     4.25%             4.44%           3.83%
$50,000 to less than $100,000 ...     3.75%             3.90%           3.38%
$100,000 to less than $250,000 ..     3.25%             3.36%           2.93%
$250,000 to less than $500,000 ..     2.75%             2.83%           2.48%
$500,000 to less than $1,000,000      2.00%             2.04%           1.80%
$1,000,000 or more ..............     --0--*            --0--*       up to 1.00%

----------
* Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a Deferred Sales Charge of 1.00% on redemptions made within 12 months of purchase. The Deferred Sales Charge on Class A shares is payable to the service agent whose clients make purchases of $1,000,000 or more. The Deferred Sales Charge is waived in the same circumstances in which the Deferred Sales Charge applicable to Class B and Class C shares is waived. See "Deferred Sales Charge Provisions" and "Waivers of Deferred Sales Charge" below.

    Service agents may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the Securities Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

    The initial sales charge on Class A shares may be waived in certain circumstances. See "Sales Charge Waivers and Reductions" below for more information about waivers of initial sales charges on Class A shares.

CLASS B SHARES

    Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

    Commissions will be paid to service agents that sell Class B shares in the amount of 4.00% of the purchase price of Class B shares sold by these entities. These commissions are not paid on exchanges from other Smith Barney mutual funds or on sales of Class B shares to investors exempt from the Deferred Sales Charge. Service agents that sell Class B shares will also receive a portion of the service fee payable under the Class B service plan at an annual rate equal to 0.25% of the average daily net assets represented by Class B shares sold by them.

CLASS C SHARES

    Class C shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

    Service agents selling Class C shares receive a commission of up to 1.00% of the purchase price of the Class C shares they sell. Starting in the 13th month after purchase, service agents also will receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares that they have sold. See "Deferred Sales Charge Provisions" below.

GENERAL

    During the Post-Guarantee Period, investors may purchase shares from a service agent that has entered into a sales or service agreement with a distributor concerning the fund. In addition, certain investors, including qualified retirement plans that are customers of certain service agents, may be eligible to purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B or Class C shares. Service agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with a sub- transfer agent are not subject to a maintenance fee.

    PFS ACCOUNTS

    During the Post-Guarantee Period, initial purchases of shares of the fund must be made through a PFS Investments, Inc. ("PFS Investments") Registered Representative by completing the appropriate application. The completed application should be forwarded to the sub-transfer agent for PFS Accounts, Primerica Shareholder Services ("Primerica"), P.O. Box 9662, Providence, Rhode Island, 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments may be sent directly to Primerica. In processing applications and investments, Primerica acts as agent for the investor and for PFS Investments and also as agent for the distributor, in accordance with the terms of the Prospectus.

    Shares purchased will be held in the shareholder's account by Primerica. A shareholder who has insufficient funds to complete any purchase, will be charged a fee of $30 per returned purchase by PFS Investments or the applicable sub-transfer agent.

    Investors in Class A and Class B shares may open an account by making an initial investment of at least (i) $1,000 for each account in each class (except for Systematic Investment Plan accounts), (ii) $250 for an IRA, a Self-Employed Retirement Plan, or a Uniform Gift to Minors Account, (iii) $25 for a Qualified Retirement Plan (a plan qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans) and (iv) $1 for Simple IRAs in the fund. Shareholders may purchase shares of the fund through the Systematic Investment Plan on a monthly basis only during the Post Guarantee Period (i.e., after the Guarantee Maturity Date). The minimum initial investments required for the Systematic Investment Plan are discussed below under "Systematic Investment Plan." Subsequent investments of at least (i) $25 may be made for all classes for each account, IRA, Self-Employed Retirement Plan or Uniform Gift to Minor Account, (ii) $25 for a Qualified Retirement Plan and (iii) $1 for a Simple IRA. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including CGM, directors or trustees of any of the Smith Barney mutual funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the fund or its agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day.

    Upon completion of certain automated systems, initial purchases of fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFS Investments Registered Representative must contact Primerica at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica at (800) 544-5445 to obtain proper wire instructions.

    Upon completion of certain automated systems, shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact Primerica at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. EST any day that the NYSE is open. If a shareholder does not wish to allow telephone subsequent investments by any person in his or her account, he or she should decline the telephone transaction option on the account application. By requesting a subsequent purchase by telephone, you authorize the sub-transfer agent to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach the applicable sub-transfer agent whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular subsequent investment procedure described above.

    OTHER ACCOUNTS

    Investors in Class A, Class B and Class C shares may open an account in the fund by making an initial investment of at least (i) $1,000 for each account,
(ii) $250 for an IRA, a Self-Employed Retirement Plan, or a Uniform Gift to Minor Account, (iii) $25 for a Qualified Retirement Plan (a plan qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans) and (iv) $1 for Simple IRAs in the fund. Shareholders may purchase shares of the fund through the Systematic Investment Plan on a monthly basis only during the Post Guarantee Period. The minimum initial investments required for the Systematic Investment Plan are discussed below under "Systematic Investment Plan." Subsequent investments of at least (i) $50 may be made for all classes for each account, IRA, Self-Employed Retirement Plan or Uniform Gift to Minor Account, (ii) $25 for a Qualified Retirement Plan and (iii) $1 for a Simple IRA. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGM, unitholders who invest distributions during the Post Guarantee Period from a unit investment trust ("UIT") sponsored by CGM, and directors/trustees of any Citigroup affiliated funds, including the Smith Barney mutual funds, and their immediate family. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

    Shares purchased will be held in the shareholder's account by the service agent.

    Purchase orders received by the fund prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a service agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through a service agent, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

    From time to time, the fund's distributors or the manager, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of the fund. Such concessions provided by the fund's distributors or the manager may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the fund, and/or other dealer-sponsored events. From time to time, the fund's distributors or the manager may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. (the "NASD").

SYSTEMATIC INVESTMENT PLAN

    Class A, Class B and Class C shareholders may make additions to their accounts during the Post Guarantee Period by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a service agent or a sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. For PFS Accounts, a shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $30, and a shareholder who places a stop payment on a transfer or the transfer is returned because the account has been closed, will also be charged a fee of $30. For all other accounts, a shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $30 by its service agent or the applicable sub- transfer agent. The Systematic Investment Plan also authorizes a service agent to apply cash held in the shareholder's account opened with the service agent or redeem the shareholder's shares of certain money market funds to make additions to the account. Additional information is available from the fund or your service agent.

SALES CHARGE WAIVERS AND REDUCTIONS

CUMULATIVE PURCHASE DISCOUNT

PFS ACCOUNTS

    The reduced sales load reflected in the sales charge tables applies to purchases of Class A shares of the fund. An aggregate investment includes all shares of the fund (and any other eligible funds, as described above), plus the shares being purchased. The current offering price is used to determine the value of all such shares. The same reduction is applicable to purchases under a Letter of Intent as described below. You must notify PFS Investments at the time an order is placed for a purchase which would qualify for the reduced charge on the basis of previous purchases. Similar notification must be given in writing when such an order is placed by mail. The reduced sales charge will not be applied if such notification is not furnished at the time of the order. The reduced sales charge will also not be applied unless the records of the distributor or Primerica confirm the investor's representations concerning his holdings.

INITIAL SALES CHARGE WAIVERS

    PFS ACCOUNTS

    Purchases of Class A shares through PFS Accounts may be made at net asset value without a sales charge in the following circumstances:

(a) sales to board members and employees of Citigroup and its subsidiaries;

(b) sales to board members of the Smith Barney mutual funds or any other mutual funds for which members of Citigroup act as investment adviser, administrator or service agent (including retired board members); the immediate families of such persons (including the surviving spouse of a deceased board member); and to a pension, profit-sharing or other benefit plan for such persons;

(c) sales to employees of member firms of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase;

(d) issuance to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(e) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another fund of the Smith Barney mutual funds that are sold with a maximum sales charge equal to or greater than the maximum sales charge of the fund) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(f) exchanges for Class A shares of the fund of Class A shares of another fund of the Smith Barney mutual funds that are sold with a maximum sales charge equal to or greater than the maximum sales charge of the fund;

(g) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup;

(h) sales through financial professionals of service agents where the amounts invested represent the redemption proceeds from other investment companies, on the condition that (i) the redemption has occurred no more than 60 days prior to the purchase of the shares, and (ii) the shareholder has paid an initial sales charge, or has paid or was subject to a deferred sales charge on such redeemed shares;

(i) direct rollovers by plan participants of distributions from a 401(k) plan enrolled in the CGM 401(k) Program (note: subsequent investments will be subject to the applicable sales charge);

(j) purchases by separate accounts used to fund certain unregistered variable annuity contracts; and

(k) purchases by investors participating in "wrap fee" or asset allocation programs or other fee based arrangements sponsored by (affiliated or non-affiliated) broker-dealers and other financial institutions that have entered into agreements with CGM.

    In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

    In addition, Class A shares of the fund may be purchased at net asset value by the PFS Primerica Corporation Savings and Retirement Plan (the "Primerica Plan") for its participants, subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Class A shares so purchased are purchased for investment purposes and may not be resold except by redemption or repurchase by or on behalf of the Primerica Plan. Contact Primerica at (800) 544-5445 for further information and appropriate forms.

    OTHER ACCOUNTS

    Purchases of Class A shares may be made at net asset value without an initial sales charge in the following circumstances: (a) sales to (i) board members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney mutual funds (including retired board members and employees); the immediate families of such persons (including the surviving spouse of a deceased board member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD, provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of financial consultants or other registered representatives affiliated with Citigroup who recently joined a broker-dealer affiliated with Citigroup that has a sales agreement with a distributor concerning the fund, if certain conditions are met; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;
(e) purchases by accounts managed by certain investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by CGM; (i) purchases by investors participating in a CGM fee-based arrangement;
(j) purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with certain Citigroup affiliates, including Citistreet Retirement Programs; (k) separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (l) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; and (m) purchases by executive deferred compensation plans offered through the Citigroup Global Markets Inc. ExecChoice program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

    Class A shares are offered at net asset value to the persons described in "PFS Accounts" and "Other Accounts" above because of anticipated economies in sales efforts and sales related expenses. The fund may terminate, or amend the terms of, offering shares of the fund at net asset value to such persons at any time.

RIGHT OF ACCUMULATION

    Class A shares of the fund may be purchased by any person, as defined above, at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of most other Smith Barney mutual funds that are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter. Additional Information is available from the fund or the investor's service agent.

LETTER OF INTENT - CLASS A SHARES

PFS ACCOUNTS

    A Letter of Intent applies to purchases of Class A shares of the fund. When an investor submits a Letter of Intent to attain an investment goal within a 13-month period, the sub-transfer agent escrows shares totaling 5% of the dollar amount of the Letter of Intent in the name of the investor. The Letter of Intent does not obligate the investor to purchase the indicated amount. In the event the Letter of Intent goal is not achieved within the 13- month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and the sales charge actually paid. Such payment may be made directly to the service agent or, if not paid, the service agent will liquidate sufficient escrow shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made at the end of the 13-month period by refunding to the investor the amount of excess sales commissions, if any, paid during the 13-month period.

    OTHER ACCOUNTS

    A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney mutual funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact your service agent or the transfer agent to obtain a Letter of Intent application.

DEFERRED SALES CHARGE PROVISIONS

    Deferred Sales Charge Shares are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.

    Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a Deferred Sales Charge to the extent that the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed six years or later since their purchase; or (d) with respect to Class C shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

    Class C shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding account statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

    YEAR SINCE PURCHASE PAYMENT WAS MADE              DEFERRED SALES CHARGE
    ------------------------------------              ---------------------
    1st                                                     5%
    2nd                                                     4%
    3rd                                                     3%
    4th                                                     2%
    5th                                                     1%
    6th and thereafter                                     None

    Class B shares will convert automatically to Class A shares eight years after the date of purchase payment and thereafter will no longer be subject to the higher Class B share distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

    The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any Deferred Sales Charge will be paid to the fund's distributors.

    To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired five additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total Deferred Sales Charge of $9.60.

WAIVERS OF DEFERRED SALES CHARGE

    PFS ACCOUNTS

    For PFS Accounts, the deferred sales charge generally is waived on exchanges and on redemptions of Class A and Class B shares in the circumstances described below:

    (a) Redemption Upon Disability or Death

    The fund may waive the Deferred Sales Charge on redemptions following the death or disability of a Class A or Class B shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, Primerica will require satisfactory proof of death or disability before it determines to waive the Deferred Sales Charge.

    In cases of disability or death, the Deferred Sales Charge may be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the Deferred Sales Charge applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

    (b) Redemption in Connection with Certain Distributions from Retirement
Plans

    The fund may waive the Deferred Sales Charge when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge may be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in the fund; in such event, as described below, the fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, Deferred Sales Charge is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also may be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)
(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code
Section 401(k)(8) or 402(g) (2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge may be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

    With respect to PFS Accounts, the fund does not intend to waive the Deferred Sales Charge for any distributions from IRAs or other Retirement Plans not specifically described above.

    (c) Redemption Pursuant to the Fund's Systematic Withdrawal Plan

    A shareholder may elect to participate in a systematic withdrawal plan ("Plan") with respect to the shareholder's investment in the fund. Under the Plan, a dollar amount of a participating shareholder's investment in the fund will be redeemed systematically by the fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The Deferred Sales Charge may be waived on redemptions made under the Plan.

    The amount of the shareholder's investment in the fund at the time the election to participate in the Plan is made with respect to the fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from such fund without the imposition of a Deferred Sales Charge may not exceed a maximum of 12% annually of the shareholder's initial account balance. The fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.

    (d) Involuntary Redemptions of Shares in Accounts that Do Not Have the Required Minimum Balance

    The fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. Any involuntary redemption may only occur if the shareholder account is less than the amount specified in the Prospectus due to shareholder redemptions. The fund may waive the Deferred Sales Charge upon such involuntary redemption.

    (e) Redemption by manager

    The fund may waive the Deferred Sales Charge when a total or partial redemption is made by the manager with respect to its investments in the fund.

    OTHER ACCOUNTS

    The Deferred Sales Charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Redemption of Shares -- Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 5931/2; (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; and (g) involuntary redemptions of small account balances. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption.

    Deferred Sales Charge waivers will be granted subject to confirmation (by service agents in the case of shareholders who hold shares through a service agent or by a sub-transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

SMITH BARNEY FUNDS RETIREMENT PROGRAM

    The fund offers Class A and Class C shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan's recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney Mutual Funds.

    There are no sales charges when you buy or sell shares through a participating plan and the class of shares a participating plan may purchase depends on the amount of its initial investment and/or the date its account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

    Class A Shares. Class A shares may be purchased by plans initially investing at least $3 million.

    Class C Shares. Class C shares may be purchased by plans initially investing less than $3 million. Class C shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

    If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan's total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

    Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

    For further information regarding this Program, contact your Service Agent or the Transfer Agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the Transfer Agent for information regarding the Class B or Class C exchange privileges applicable to their plan.

REDEMPTION OF SHARES

    Fund shares may be redeemed by shareholders prior to the Guarantee Maturity Date. However, redemptions made for any reason prior to the Guarantee Maturity Date are not eligible for the Guarantee. Moreover, redemptions may be subject to a deferred sales charge.

    General. The fund is required to redeem the shares tendered to it, as described below, at a redemption price equal to its net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable Deferred Sales Charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

    The service agent may charge you a fee for executing your request. The amount and applicability of such a fee is determined and disclosed to its customers by each service agent.

    PFS ACCOUNTS

    Shareholders may redeem for cash some or all of their shares of the fund at any time by sending a written request in proper form directly to Primerica, at P.O. Box 9662, Providence, Rhode Island, 02940-9662. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica at (800) 544-5445, Spanish- speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired (800) 824-1721.

    The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change in the past 30 days, or if the shareholder(s) is a corporation, sole proprietor, partnership, fund or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

    Generally, a properly completed redemption form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Please contact Primerica at (800) 544-5445 for information. Additional documentary evidence of authority is required by Primerica in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA, SEP or 403(b)(7)), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check.

    A shareholder may utilize Primerica's telephone redemption service to redeem his or her account as long as they have authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b); the person requesting the redemption can provide proper identification information; and (c) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. EST any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular redemption procedure described above.

    After following the redemption guidelines stated in the Prospectus and SAI, a shareholder may elect to have the redemption proceeds transferred via wire or ACH (Automated Clearing House) directly to the shareholder's bank account of record (defined as a currently established pre-authorized draft on the shareholder's account included with the application or with no changes within the previous 30 days) as long as the bank account is registered in the same name(s) as the account with the fund. Redemption proceeds can be sent by check to the address of record or by wire transfer to a bank account designated on the application. If the proceeds are not to be transferred to the bank account of record or mailed to the registered owner, the request must be submitted in writing and a signature guarantee will be required from all shareholders. Redemption proceeds will normally be sent to the designated bank account on the next business day following the redemption, and should ordinarily be credited to the shareholder's bank account by his/her bank within 48 to 72 hours for wire transfers and 72 to 96 hours for ACH transfers.

    OTHER ACCOUNTS

    If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions from the shareholder's service agent, or if the shareholder's account is not with a service agent, from the shareholder directly. The redemption proceeds, except as noted below, will be remitted on or before the third business day following receipt of proper tender, except on days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days.

    Shares held by CGM as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by CGM as custodian may be redeemed through an investor's service agent, or by submitting a written request for redemption to:

    Smith Barney Capital Preservation Fund II
    Class A, B, C or Y (please specify)
    c/o PFPC Inc.
    P.O. Box 9699
    Providence, Rhode Island 02940-9699.

    A written redemption request must (a) state the name of the fund for which you are redeeming shares, (b) state the class and number or dollar amount of shares to be redeemed, (c) identify the shareholder's account number and (d) be signed by each registered owner exactly as the shares are registered. Any signature appearing on a stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. A signature guarantee may also be required, however, if (i) a sub-transfer agent is instructed to mail the redemption proceeds to an address different than the address on the account, (ii) the account registration information has changed, (iii) the redemption proceeds are paid to someone other than the account owner(s) or (iv) the redemption proceeds are transferred to an account with different registration. Redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

    Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 ($5,000 for retirement plan accounts) and who wish to receive specific amounts of cash monthly or quarterly during the Post Guarantee Period. Shareholders only may participate in an Automatic Cash Withdrawal Plan during the Post Guarantee Period.

    PFS ACCOUNTS

    After the Guarantee Maturity Date, for PFS Accounts, the amount of each withdrawal must be at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The fund reserves the right to involuntarily liquidate any shareholder's account in the fund if the aggregate net asset value of the shares held in the fund account is less than $500. (If a shareholder has more than one account in the fund, each account must satisfy the minimum account size.) The fund, however, will not redeem shares based solely on market reductions in net asset value. Before the fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the Deferred Sales Charge at the time the withdrawal plan commences. For further information regarding the automatic cash withdrawal plan, shareholders should contact Primerica.

    OTHER ACCOUNTS

    Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares subject to a Deferred Sales Charge at the time the Withdrawal Plan commences. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments will reduce the shareholder's investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or classes of the fund.

    All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund involved. A shareholder who purchases shares directly from the fund may continue to do so and applications for participation in the Withdrawal Plan must be received by the applicable sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact their service agent or the fund's transfer agent.

    Telephone Redemption And Exchange Program. Shareholders who do not have a brokerage account with a service agent may be eligible to redeem and exchange fund shares by telephone. Shareholders may exchange fund shares by telephone only during the Post Guarantee Period. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee that will be provided by the transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/ her initial investment in the fund.)

    PFS ACCOUNTS

    Neither the fund or its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

    Redemptions. Redemption requests of up to $50,000 of any class or classes of the fund's shares may be made by eligible shareholders by calling the transfer agent at 1-800-544-5445. Such requests may be made between 8:00 a.m. and 8:00 p.m. (EST) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

    Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by Primerica Shareholder Services in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA or SEP), such requests must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a 403(b)(7) account requires completion of a special form. Please call Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. (EST) to obtain the proper forms.

    A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The transfer agent reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which such shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

    Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling Primerica at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m.
(EST) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.

    Additional Information regarding Telephone Redemption and Exchange Program. Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

    The right of redemption may be suspended or the date of payment postponed
(a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in markets the fund normally utilizes is restricted, or an emergency as determined by the SEC exists, so that disposal of the fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for the protection of the fund's shareholders.

    Distributions in Kind. If the Board of Directors of the fund determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under "Share price" in the fund's prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

EXCHANGE PRIVILEGE

    General. Except as noted below, shareholders of any of the Smith Barney mutual funds may exchange all or part of their shares for shares of the same class of other Smith Barney mutual funds, to the extent such shares are offered for sale in the shareholder's state of residence and provided the shareholder's service agent is authorized to distribute shares of the fund, on the basis of relative net asset value per share at the time of exchange.

    Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made. Exchanges may be made from the fund into another Smith Barney mutual fund during the Offering, Guarantee and Post Guarantee Periods. However, if a shareholder exchanges shares during the Guarantee Period, the amount the shareholder is guaranteed to receive at the end of the Guarantee Period will be reduced. Exchanges into the fund may only be made during the Post Guarantee Period.

    The Exchange Privilege enables shareholders in any Smith Barney mutual fund to acquire shares of the same class in the fund with different investment objectives when they believe a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from your service agent.

    Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable Deferred Sales Charge, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. The fund reserves the right to reject any exchange request. The Exchange Privilege may be modified or terminated at any time after written notice to shareholders.

    Class A Exchanges. Class A shareholders of the fund who wish to exchange all or a portion of their shares for shares of the same class in another fund eligible for the exchange privilege may do so without imposition of any charge.

    Class B Exchanges. Class B shareholders may exchange all or a portion of their shares into any funds eligible for the exchange privilege. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares into any fund imposing a higher Deferred Sales Charge than that imposed by the fund, the exchanged Class B shares will be subject to the higher applicable Deferred Sales Charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

    Class C Exchanges. Class C shareholders who wish to exchange all or a portion of their shares for Class C shares eligible for the exchange privilege may do so without the imposition of any charge. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged, provided that the exchanged shares were subject to a deferred sales charge when purchased.

    PFS ACCOUNTS

    Shareholders who establish telephone transaction authorization on their account may request an exchange, during the Post Guarantee Period only, by telephone. If a shareholder does not wish to allow telephone exchanges by any person in his account, he should decline the telephone transaction option on the account application. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. Exchanges between funds involving exact registrations do not require a signature guarantee.

ADDITIONAL INFORMATION REGARDING THE EXCHANGE PRIVILEGE

    The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if the fund's management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney mutual fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund's policy on excessive trading applies to investors who invest in the fund directly or through service agents, but does not apply to any systematic investment plans described in the prospectus.

    During times of drastic economic or market conditions, the fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

    Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares -- Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

    This Exchange Privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through service agents, their service agents to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

DETERMINATION OF PUBLIC OFFERING PRICE

    The fund now offers its shares to the public only during the Post Guarantee Period. The public offering price for a Class A, Class B and Class C share of the fund is equal to the net asset value per share at the time of purchase, plus the applicable initial sales charge for Class A and Class C shares. A Deferred Sales Charge, however, is imposed on certain redemptions of Class A, Class B and Class C shares.

    Set forth below is an example of the method of computing the offering price of the Class A shares of the fund.

       Class A (net asset value plus 5.26% of net asset value
         per share) ........................................... $12.41

INVOLUNTARY REDEMPTIONS OF SHARES

    The fund may cause a shareholder's shares to be redeemed under certain circumstances, including in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of the fund if necessary and to eliminate ownership of shares by a particular shareholder when the fund determines, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of that fund (for example, in the case of a market timer).

                                9.  MANAGEMENT

    The fund is supervised by the Board of Trustees of the Trust, over two-thirds of whom are not affiliated with the manager.

    The Trustees and officers of the Trust, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup Inc. ("Citigroup") the Trustees oversee, and other directorships they hold are set forth below. The address of each Trustee and officer is Citigroup Asset Management, c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022. Each Trustee and officer holds office until that individual resigns, retires, or is otherwise removed.

    An asterisk in the table below identifies those Trustees and officers who are "interested persons" of the Trust as defined in the 1940 Act. Each Trustee and officer of the Trust noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates described in the table below.

                                                                                          NUMBER OF         OTHER BOARD
                                                                                        PORTFOLIOS IN       MEMBERSHIPS
                              POSITION(s)        LENGTH                                  FUND COMPLEX         HELD BY
NAME, ADDRESS AND              HELD WITH        OF TIME      PRINCIPAL OCCUPATION(S)      OVERSEEN BY       TRUSTEE DURING
DATE OF BIRTH                     FUND           SERVED      DURING PAST FIVE YEARS        TRUSTEE        PAST FIVE YEARS
-----------------             ----------        -------     -----------------------     -------------     ---------------
NON-INTERESTED TRUSTEES:

Elliott J. Berv               Trustee         Since 2001    Executive Vice President          37      Board Member, American
Born 1943                                                   and Chief Operations                      Identity Corp. (doing
                                                            Officer, DigiGym Systems                  business as Morpheus
                                                            (on-line personal training                Technologies) (biometric
                                                            systems) (since 2001);                    information management)
                                                            Consultant, Catalyst                      (since 2001; consultant
                                                            (consulting) (since 1984);                since 1999); Director,
                                                            Chief Executive Officer,                  Lapoint Industries
                                                            Motocity USA (motorsport                  (industrial filter
                                                            racing) (since 2004).                     company) (since 2002);
                                                                                                      Director, Alzheimer's
                                                                                                      Association (New England
                                                                                                      Chapter) (since 1998).

Donald M. Carlton             Trustee         Since 2001    Consultant, URS                   32      Director, Temple-Inland
Born 1937                                                   Corporation (engineering)                 (forest products) (since
                                                            (since 1999); former Chief                2003); Director,
                                                            Executive Officer, Radian                 American Electric Power
                                                            International L.L.C.                      Co. (electric utility)
                                                            (engineering) (from 1996                  (since 1999); Director,
                                                            to 1998); Member of the                   National Instruments
                                                            Management Committee,                     Corp. (technology)
                                                            Signature Science                         (since 1994); former
                                                            (research and development)                Director, Valero Energy
                                                            (since 2000).                             (petroleum refining)
                                                                                                      (from 1999 to 2003).

A. Benton Cocanougher         Trustee         Since 2001    Interim Chancellor, Texas         32      None.
Born 1938                                                   A&M University System
                                                            (since 2003); former
                                                            Special Advisor to the
                                                            President, Texas A&M
                                                            University (from 2002 to
                                                            2003); former Dean
                                                            Emeritus and Wiley
                                                            Professor, Texas A&M
                                                            University (from 2001 to
                                                            2002); former Dean and
                                                            Professor of Marketing,
                                                            College and Graduate
                                                            School of Business of
                                                            Texas A&M University (from
                                                            1987 to 2001).

Mark T. Finn                  Trustee         Since 2001    Adjunct Professor, College        37      Former President and
Born 1943                                                   of William & Mary (since                  Director, Delta
                                                            2002); Principal/Member,                  Financial, Inc.
                                                            Balvan Partners                           (investment advisory
                                                            (investment management)                   firm) (from 1983 to
                                                            (since 2002); Chairman,                   1999).
                                                            Chief Executive Officer
                                                            and Owner, Vantage
                                                            Consulting Group, Inc.
                                                            (investment advisory and
                                                            consulting firm) (since
                                                            1988); former Vice
                                                            Chairman and Chief
                                                            Operating Officer, Lindner
                                                            Asset Management Company
                                                            (mutual fund company)
                                                            (from 1999 to 2001);
                                                            former General Partner and
                                                            Shareholder, Greenwich
                                                            Ventures LLC (investment
                                                            partnership) (from 1996 to
                                                            2001); former President,
                                                            Secretary, and Owner,
                                                            Phoenix Trading Co.
                                                            (commodity trading
                                                            advisory firm) (from 1997
                                                            to 2000).

Stephen Randolph Gross        Trustee         Since 2001    Chief Executive Officer,          37      Director, Andersen
Born 1947                                                   HLB Gross Collins, PC                     Calhoun (assisted
                                                            (accounting firm) (since                  living) (since 1987);
                                                            1979); Treasurer, Coventry                former Director, Yu
                                                            Limited, Inc. (since                      Save, Inc. (internet
                                                            1985); former Managing                    company) (from 1998 to
                                                            Director, Fountainhead                    2000); former Director,
                                                            Ventures, L.L.C.                          Hotpalm.com, Inc.
                                                            (consulting) (1998 to                     (wireless applications)
                                                            2003); former Treasurer,                  (from 1998 to 2000);
                                                            Hank Aaron Enterprises                    former Director, United
                                                            (fast food franchise)                     Telesis, Inc.
                                                            (from 1985 to 2001);                      (telecommunications)
                                                            former Partner, Capital                   (from 1997 to 2002);
                                                            Investment Advisory                       former Director,
                                                            Partners (consulting)                     ebank.com, Inc. (from
                                                            (from 2000 to 2002);                      1997 to 2004).
                                                            former Secretary, Carint
                                                            N.A. (manufacturing) (from
                                                            1998 to 2002); former
                                                            Chief Operating Officer,
                                                            General Media
                                                            Communications, Inc. (from
                                                            March 2003 to August
                                                            2003).

Diana R. Harrington           Trustee         Since 1992    Professor, Babson College         37      None.
Born 1940                                                   (since 1993).

Susan B. Kerley               Trustee         Since 1992    Consultant, Strategic             37      Director, Eclipse Funds
Born 1951                                                   Management Advisors, LLC                  (currently supervises 12
                                                            (investment consulting)                   investment companies in
                                                            (since 1990).                             fund complex) (since
                                                                                                      1990).

Alan G. Merten                Trustee         Since 2001    President, George Mason           32      Director, Ditigal Net
Born 1942                                                   University (since 1996).                  Holdings, Inc. (since
                                                                                                      2003); Director,
                                                                                                      Comshare, Inc.
                                                                                                      (information technology)
                                                                                                      (from 1985 to 2003).

R. Richardson Pettit          Trustee         Since 2001    Professor of Finance,             32      None.
Born 1942                                                   University of Houston
                                                            (from 1977 to 2002);
                                                            Independent Consultant
                                                            (since 1984).

INTERESTED TRUSTEE:
R. Jay Gerken*                Chairman,       Since 2002    Managing Director of        Chairman of             N/A
Born 1951                     President and                 Citigroup Global Markets    the Board,
                              Chief                         Inc. ("CGM"); Chairman,     Trustee or
                              Executive                     President and Chief         Director of
                              Officer                       Executive Officer of SBFM,  222 funds in
                                                            Travelers Investment        the Citigroup
                                                            Adviser, Inc. ("TIA") and   fund complex
                                                            Citi Fund Management Inc.
                                                            ("CFM"); President and
                                                            Chief Executive Officer of
                                                            certain mutual funds
                                                            associated with
                                                            Citigroup Inc.
                                                            ("Citigroup"); formerly,
                                                            Portfolio Manager of Smith
                                                            Barney Allocation Series
                                                            Inc. (from 1996 to 2001)
                                                            and Smith Barney Growth
                                                            and Income Fund (from 1996
                                                            to 2001).

OFFICERS:
Andrew Shoup*                 Senior Vice     Since 2003    Director of Citigroup            N/A                N/A
Born 1956                     President and                 Asset Management ("CAM");
                              Chief                         Chief Administrative
                              Administra-                   Officer of certain mutual
                              tive Officer                  funds associated with
                                                            Citigroup Inc.; Head of
                                                            International Funds
                                                            Administration of
                                                            Citigroup Asset Management
                                                            (from 2001 to 2003);
                                                            Director of Global Funds
                                                            Administration of
                                                            Citigroup Asset Management
                                                            (from 2000 to 2001); Head
                                                            of U.S. Citibank Funds
                                                            Administration of
                                                            Citigroup Asset Management
                                                            (from 1998 to 2000).

Frances Guggino*              Chief                         Vice President of CAM            N/A                N/A
Born 1957                     Financial                     (since 1991); Treasurer
                              Officer and                   and/or Controller of
                              Treasurer       Since 2004    certain mutual funds
                              Controller      Since 2002    associated with Citigroup
                                                            (since 1991).

Robert I. Frenkel*            Secretary       Since 2000    Managing Director and            N/A                N/A
Born 1954                     Chief Legal     Since 2003    General Counsel, Global
                              Officer                       Mutual Funds for CAM
                                                            (since 1994); Secretary of
                                                            Citi Fund Management Inc.;
                                                            Secretary of certain
                                                            mutual funds associated
                                                            with Citigroup; Chief
                                                            Legal Officer of certain
                                                            mutual funds associated
                                                            with Citigroup.

Rocco Del Guercio*            Assistant       Since 2000    Vice President, CAM (since       N/A                N/A
Born 1963                     Treasurer                     2004); Assistant Treasurer
                                                            of certain mutual funds
                                                            associated with Citigroup;
                                                            Vice President and
                                                            Treasurer of certain
                                                            mutual funds associated
                                                            with Credit Suisse Asset
                                                            Management (1996 - 2004).

Andrew Beagley*               Chief           Since 2004    Chief Anti-Money                 N/A                N/A
Born 1962                     Compliance                    Laundering Compliance
                              Officer                       Officer and Chief
                              Chief Anti-     Since 2002    Compliance Officer of
                              Money                         certain mutual funds
                              Laundering                    associated with Citigroup;
                              Compliance                    Director, Citigroup Global
                              Officer                       Markets (since 2000);
                                                            Director of Compliance,
                                                            North America, of CAM
                                                            (since 2000); Director of
                                                            Compliance, Europe, the
                                                            Middle East and Africa, of
                                                            CAM (from 1999 to 2000);
                                                            Compliance Officer,
                                                            Salomon Brothers Asset
                                                            Management Limited, Smith
                                                            Barney Global Capital
                                                            Management Inc., Salomon
                                                            Brothers Asset Management
                                                            Asia Pacific Limited (from
                                                            1997 to 1999).

Thomas C. Mandia*             Assistant       Since 2000    Director and Deputy              N/A                N/A
Born 1962                     Secretary                     General Counsel of CAM
                                                            (since 1992); Assistant
                                                            Secretary of certain
                                                            mutual funds associated
                                                            with Citigroup.

Rosemary D. Emmens*           Assistant       Since 2000    Vice President and               N/A                N/A
Born 1969                     Secretary                     Associate General Counsel
                                                            of CAM (since 1998);
                                                            Assistant Secretary of
                                                            certain mutual funds
                                                            associated with Citigroup.

Harris Goldblat*              Assistant       Since 2000    Associate General Counsel        N/A                N/A
Born 1969                     Secretary                     of CAM (since 2000);
                                                            Assistant Secretary of
                                                            certain mutual funds
                                                            associated with Citigroup;
                                                            Associate, Stroock &
                                                            Stroock & Lavan LLP (from
                                                            1997 to 2000).

Joseph Volpe*                 Assistant       Since 2002    Vice President of CAM            N/A                N/A
Born 1962                     Treasurer                     (since 1992); Assistant
                                                            Controller of certain
                                                            mutual funds associated
                                                            with Citigroup.

Kaprel Ozsolak*               Vice President  Since 2002    Assistant Controller of a        N/A                N/A
Born 1965                     of CGM                        number of mutual funds
                                                            associated with Citigroup
                                                            (since 1996).

Susan C. Curry*               Director of     Since August  Partner (since 2001) and         N/A                N/A
Born 1966                     Tax - US        2004          Senior Manager (since
                              Funds                         1997) with Deloitte and
                              Administration                Touche LLP in their
                                                            Investment Management
                                                            Group in New York.

Matthew Plastina*             Assistant       Since 2004    Assistant Vice President         N/A                N/A
Born 1970                     Controller                    of CAM (since 1999);
                                                            Manager then Assistant
                                                            Controller of certain
                                                            mutual funds associated
                                                            with Citigroup

Marisel Class*                Assistant       Since 2004    Vice President of CAM            N/A                N/A
Born 1961                     Controller                    (since 1999); Manager then
                                                            Assistant Controller of
                                                            certain mutual funds
                                                            associated with Citigroup.

Kim Daly*                     Assistant       Since         Assistant Vice President         N/A                N/A
Born 1966                     Controller      September 2004of CAM (since 1996),
                                                            Manager then Assistant
                                                            Controller of certain
                                                            mutual funds associated
                                                            with Citigroup.

John Gong*                    Vice President  Since 1995    Assistant Controller of          N/A                N/A
Born 1962                     of CGM                        certain mutual funds
                                                            associated with Citigroup.

Wendy S. Setnicka*            Controller      Since 2004    Vice President of CGM;           N/A                N/A
Born 1964                                                   Controller of certain
                                                            mutual funds associated
                                                            with Citigroup

James Giallanza*              Chief           Since 2004    Director of CGM; Chief           N/A                N/A
Born 1966                     Financial                     Financial Officer and
                              Officer and                   Treasurer of certain
                              Treasurer                     mutual funds associated
                                                            with Citigroup; Director
                                                            and Controller of the U.S.
                                                            wholesale business at UBS
                                                            Global Asset Management
                                                            US, Inc. (from September
                                                            2001-July 2004); Treasurer
                                                            of the Lazard Funds (from
                                                            June 1998 to June 2000).

Robert Brault*                Treasurer       Since 2004    Director of CGM; Chief           N/A                N/A
Born 1965                                                   Financial Officer and
                                                            Treasurer of certain
                                                            mutual funds associated
                                                            with Citigroup; Assistant
                                                            Treasurer of certain
                                                            mutual funds associated
                                                            with Citigroup; Director
                                                            of Internal Controls for
                                                            CAM U.S. Mutual Fund
                                                            Administration (from
                                                            2002-2004); Director of
                                                            Project Management &
                                                            Information Systems for
                                                            CAM U.S. Mutual Fund
                                                            Administration (from
                                                            2000-2002); Vice President
                                                            of Mutual Fund
                                                            Administration at
                                                            Investors Capital Services
                                                            (from 1999-2000).

    The Board of Trustees has a standing Audit Committee comprised of all of the Trustees who are not "interested persons" of the fund within the meaning of the 1940 Act. The Audit Committee reviews the scope of the fund's audit, accounting and financial reporting policies and practices and internal controls. The Audit Committee approves, and recommends to the disinterested Trustees for their ratification, the selection, appointment, retention or termination of the fund's independent auditors and approves the compensation of the independent auditors. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent auditors and all permissible non-audit services provided by the fund's independent auditors to its manager and any affiliated service providers if the engagement related directly to the fund's operations and financial reporting. During the most recent fiscal year, the Audit Committee met four times.

    The Board of Trustees also has a standing Governance Committee and Performance and Review Committee. All Trustees who are not "interested persons" of the fund are members of the Governance and Performance and Review Committees. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the board. The Governance Committee met four times during the fiscal year ended October 31, 2004. The Governance Committee does not have a procedure to consider nominees recommended by shareholders. The Performance and Review Committee is responsible for, among other things, reviewing fund performance and benchmarks and overseeing the implementation and renewal of the fund's management contract, distribution plans and distribution agreement. The Performance and Review Committee met four times during the fiscal year ended October 31, 2004.

    The following table shows the amount of equity securities owned by the Trustees in other investment companies associated with Citigroup supervised by the Trustees as of December 31, 2004.

                                                                AGGREGATE DOLLAR
                                                                 RANGE OF EQUITY
                                                                  SECURITIES IN
                                                                 ALL PORTFOLIOS
                                                                 OVERSEEN BY THE
                                                                    TRUSTEE IN
                                       DOLLAR RANGE                 CITIGROUP
                                        OF EQUITY                   FAMILY OF
                                        SECURITIES                 INVESTMENT
NAME OF TRUSTEE                        IN THE FUND                  COMPANIES
-------------------------------        -----------              ----------------
INTERESTED TRUSTEE
R. Jay Gerken                          $1 - $10,000             Over $100,000

DISINTERESTED TRUSTEES
Elliott J. Berv                            None               $50,001 - $100,000
Donald M. Carlton                          None                 over $100,000
A. Benton Cocanougher                      None                  $1 - $10,000
Mark T. Finn                               None                  $1 - $10,000
Stephen Randolph Gross                     None                      None
Diana R. Harrington                        None                      None
Susan B. Kerley                            None                  $1 - $10,000
Alan G. Merten                             None                  $1 - $10,000
R. Richardson Pettit                       None               $10,001 - $50,000

    None of the disinterested Trustees or their family members had any interest in the manager, CGM, Distributors, and any person directly or indirectly controlling, controlled by, or under common control with the manager, CGM or PFS Distributors, as of December 31, 2004.

    Information regarding compensation paid to the Trustees of the Trust for the fiscal year ended October 31, 2004 is set forth below. The members of each Board who are not "interested persons," as defined in the 1940 Act, receive a fee for each meeting of the fund's Board of Trustees and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an "interested person," as defined in the 1940 Act, does not receive compensation from the funds but may be reimbursed for all out-of- pocket expenses relating to attendance at such meetings.

    Each fund in the fund complex pays a pro rata share of Trustee fees based upon asset size. The fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $48,000 plus $12,000 for each regularly scheduled Board of Trustees meeting attended, $6,000 (or such other amount as may be approved by the lead independent trustee) for each special telephonic or in-person Board meeting attended, and $500 for each ad-hoc telephonic meeting in which that Trustee participates. The lead independent Trustee will receive an additional $10,000 per year and the Chairs of the Audit Committee and Performance and Review Committee will each receive an additional $7,500 per year. The fund will reimburse Trustees for travel and out-of-pocket expenses incurred in connection with Board of Trustees meetings.

TRUSTEES COMPENSATION TABLE

                                                                          PENSION OR
                                                                          RETIREMENT                           NUMBER OF PORTFOLIOS
                                                         AGGREGATE       BENEFITS PAID    TOTAL COMPENSATION     IN FUND COMPLEX
                                                        COMPENSATION    AS PART OF FUND   FROM FUND COMPLEX    SERVED BY TRUSTEE(2)
TRUSTEE                                               FROM THE FUND(1)    EXPENSES(1)     PAID TO TRUSTEE(2)           (3)
-------                                               ---------------   ---------------   -------------------  --------------------
INTERESTED TRUSTEE
R. Jay Gerken                                              $    0            None              $     0                 222

DISINTERESTED TRUSTEES
Elliott J. Berv                                            $  724            None              $ 90,200                 37
Donald M. Carlton                                          $  764            None              $ 92,800                 32
A. Benton Cocanougher                                      $  736            None              $ 83,400                 32
Mark T. Finn                                               $  784            None              $ 95,400                 37
Stephen Randolph Gross                                     $  787            None              $ 95,300                 37
Diana R. Harrington                                        $  743            None              $ 90,100                 37
Susan B. Kerley                                            $  968            None              $120,200                 37
Alan G. Merten                                             $  686            None              $ 82,600                 32
C. Oscar Morong, Jr.(4)                                    $2,740             (4)                (4)                   (4)
R. Richardson Pettit                                       $  749            None              $ 90,300                 32
Walter E. Robb III(4)                                      $2,740             (4)                (4)                   (4)

(1) Information is for the fiscal year ended October 31, 2004.
(2) Information is for the calendar year ended December 31, 2004.
(3) Two of the funds in the Fund Complex were not operational during the calendar year ended December 31, 2004.
(4) Mssrs. Morong and Robb retired as Trustees of the Fund effective December 31, 2004. Information on payments made under the
    Fund's Retirement Plan is provided below.

    The Trustees of the fund have adopted a Retirement Plan for all Trustees who are not "interested persons" of the fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age
75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee's retirement. Trustees are first eligible to receive the minimum retirement benefit under the Plan (50% of the maximum benefit) after five years of service and attainment of at least the age of 67. Retirement benefit eligibility increases proportionally with each additional year of service until eligibility for the maximum benefit has been attained. Amounts under the Plan may be paid in twenty equal quarterly installments or, subject to the approval of the disinterested Trustees, in a lump sum (discounted to present value). Benefits under the Plan are unfunded. The following table shows the estimated retirement benefit that would be payable under the Plan upon retirement at the specified compensation and years-of-service classifications.


      AVERAGE COMPENSATION IN                                               YEARS OF SERVICE
       LAST YEAR OF SERVICE             5 YEARS        6 YEARS        7 YEARS        8 YEARS        9 YEARS      10 YEARS OR MORE
         ----------------              --------       --------       --------       --------       --------      ----------------
             $ 50,000                  $125,000       $150,000       $175,000       $200,000       $225,000          $250,000
             $ 60,000                  $150,000       $180,000       $210,000       $240,000       $270,000          $300,000
             $ 70,000                  $175,000       $210,000       $245,000       $280,000       $315,000          $350,000
             $ 80,000                  $200,000       $240,000       $280,000       $320,000       $360,000          $400,000


    Assuming continuous service as a Trustee of the fund until the age of mandatory retirement under the Plan, each disinterested Trustee will have achieved at least ten credited years of service and will be eligible for the maximum retirement benefit under the Plan. During the fiscal year ended December 31, 2004, former Trustees of the Trust received the following retirement benefits under the Plan: Mr. Riley C. Gilley, an aggregate of $70,000 in four quarterly installment payments; Mr. E. Kirby Warren, an aggregate of $70,000 in four quarterly installment payments; each of Mr. C. Oscar Morong, Jr.; and Mr. Walter E. Robb received $355,299 in a lump sum payment.


    Officers receive no compensation from the fund although they may be reimbursed for reasonable travel expenses for attending meetings of the Board of Trustees.


    As of February 1, 2005, all Trustees and officers as a group owned less than 1% of the outstanding shares of the fund.

    As of February 1, 2005, the following persons owned of record the amounts indicated of the shares of the Class of the fund.


FUND                           CLASS         PERCENT                   NAME                          ADDRESS
----                           -----         -------                   ----                          -------



Smith Barney Capital             A           40.71%        PFPC Brokerage Services        211 South Gulph Road
Preservation Fund II                                                                      King of Prussia, PA 19406


    The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust, or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

    The Declaration of Trust of the Trust further provides that (i) the appointment, designation or identification of a Trustee as a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that individual any duty, obligation or liability that is greater than the duties, obligations and liability imposed on that person as a Trustee in the absence of the appointment, designation or identification (except with respect to duties expressly imposed pursuant to the by-laws of the Trust, a committee charter or a Trust policy statement), (ii) no Trustee who has special skills or expertise, or is appointed, designated or identified shall be held to a higher standard of care by virtue thereof and
(iii) no appointment, designation or identification of a Trustee shall effect in any way that Trustee's rights to indemnification.

CODES OF ETHICS

    Pursuant to Rule 17j-1 of the 1940 Act, the fund, its investment adviser and principal underwriters have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

    Copies of the fund's Code of Ethics are on file with the Securities and Exchange Commission ("SEC").

PROXY VOTING POLICIES & PROCEDURES

    Although individual Trustees may not agree with particular policies or votes by the manager, the Board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

    Non-equity securities, such as debt obligations and money market instruments are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, the manager would vote the proxy in accordance with the principals set forth in the manager's proxy voting policies and procedures, including the procedures that the manager uses when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the manager or any affiliated person of a fund or the manager, on the other.

    A summary of the manager's policies and procedures with respect to proxy voting is attached as Appendix A to this SAI. This summary gives a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the policies and procedures do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason there may be instances in which votes may vary from the policies and procedures presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with a fund's investment objectives.

    Information on how the fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 will be available (1) without charge, upon request, by calling 1-800-451-2010, (2) on each of the fund's website at http://www.smithbarneymutualfunds.com and (3) on the SEC's website at http://www.sec.gov.

                   INVESTMENT MANAGEMENT AND OTHER SERVICES

    MANAGER

    Smith Barney Fund Management LLC acts as the investment manager ("manager") to the fund pursuant to a management agreement (the "Management Agreement"). Subject to such policies as the Board of Trustees of the fund may determine, the manager manages the securities of and makes investment decisions for the fund. In addition, the manager provides certain administrative services to the fund under the Management Agreement.

    The manager is an indirect wholly-owned subsidiary of Citigroup. Citigroup businesses provide a broad range of financial services.

    The manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing investments for the fund. The Management Agreement provides that the manager may delegate the daily management of the securities of the fund to one or more subadvisers.

    Unless otherwise terminated, the Management Agreement will continue in effect for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the fund's Trustees or by a vote of a majority of the outstanding voting securities of the fund, and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

    The manager provides the fund with general office facilities and supervises the overall administration of the fund, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the fund's independent contractors and agents; and arranging for the maintenance of books and records of the fund. Trustees, officers, and investors in the fund are or may become interested in the manager, as directors, officers, employees, or otherwise and directors, officers and employees of the manager are or may become similarly interested in the fund.

    The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund or by a vote of a majority of the fund's Trustees, or by the manager on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.

    The Prospectus for the fund contains a description of the fees payable to the manager for services under the Management Agreement with respect to the fund. The manager may reimburse the fund or waive all or a portion of its management fees.

    In approving the continuation of the Management Agreement, the Board, including the independent Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory and administrative services provided and any additional benefits received by the manager or its affiliates in connection with providing services to the fund, compared the fees charged by the manager to those paid by similar funds for comparable services, and analyzed the expenses incurred by the manager with respect to the fund. The Board considered the quality of the manager's advisory, administrative and compliance staffs, including additional compliance resources being added. In addition, the Trustees considered information received at regular meetings throughout the year related to the Fund's performance and manager services, and benefits potentially accruing to the manager and its affiliates, from transfer agency, distribution and service relationships with the manager and/or affiliates of the manager. The Board also considered other benefits to the manager including benefits relating to the ability of the manager to make the fund available to clients of the manager together with other financial services offered to clients by the manager and/or its affiliates.

    After requesting and reviewing such information as they deemed necessary (including additional information provided by the manager in response to inquiries for the independent Trustees) and after meetings conducted by the independent Trustees without management being present, the Board concluded that the Management Agreement was in the best interests of the fund and its shareholders. The Board observed that the fund was performing as designed for shareholders and as expected and was achieving its goal of capital preservation. The Board noted the difficulty of comparing the fund's expense ratio with those of other funds, because of the relative lack of comparable funds and the fact that the fund maintained insurance policies which contributed to the fund's expense ratio. While the manager's profitability with respect to its services for the fund was substantial, it was not excessive in light of the nature and quality of the services provided by the manager. The Board also considered that the manager had entered into a written Expense Limitation Agreement with the fund, under which the manager agreed to limit certain expenses of the fund during the Guarantee Period. The independent Trustees were advised by separate independent legal counsel throughout the process.

    Citigroup affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The manager has informed the fund that, in making its investment decisions, it does not obtain or use material inside information in the possession of any affiliate of Citigroup.

    The fund uses the name "Smith Barney" by agreement with the manager. If the manager, or its assignee, ceases to serve as the manager of the fund, the fund will change its respective name so as to delete the word "Smith Barney."

    For the fiscal year ended October 31, 2002, all fees payable to the manager were voluntarily waived.


    For the fiscal years ended October 31, 2003 and 2004, the fund paid $6,253,493 and $4,625,424 to the manager.


    The manager may retain a sub-administrator.

DISTRIBUTORS

    CGM, located at 388 Greenwich Street, New York, New York 10013, and PFS Distributors, located at 3120 Breckinridge Boulevard, Duluth, Georgia, 30099, serve as non-exclusive principal underwriters and co-distributors of the shares of the fund pursuant to written agreements (the "Distribution Agreements"). CGM and PFS Distributors are each an affiliate of the fund's manager.

    Each Distribution Agreement is terminable with or without cause, without penalty, on 60 days' notice by the Board of Trustees of the Trust or by vote of holders of a majority of the fund's outstanding voting securities, or on 90 days' notice by CGM or PFS Distributors. Unless otherwise terminated, each Distribution Agreement shall continue for successive annual periods so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees, or (b) by a vote of a majority (as defined in the 1940 Act) of the fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Distribution Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act and the rules and regulations thereunder.

INITIAL SALES CHARGES

    The aggregate dollar amount of Initial Sales Charges on Class A and Class C shares received by CGM and its affiliates were as follows:


Class A Shares (paid to CGM)
  For the fiscal year ended October 31:
    2004 ...........................................................       $0
    2003 ...........................................................    $156,000
    2002 ...........................................................    $886,000

Class C Shares (paid to CGM)
  For the fiscal year ended October 31:
    2004* ..........................................................       $0
    2003 ...........................................................    $187,000
    2002 ...........................................................    $955,000

Class A Shares (paid to PFS and/or PFSI)
  For the fiscal year ended October 31:
    2004 ...........................................................     $3,559
    2003 ...........................................................     $(340)
    2002 ...........................................................    $399,494


------------
* Effective as of April 29, 2004, Class L shares were renamed Class C shares. On February 2, 2004, the initial sales charge of 1.00% on Class C shares was eliminated for purchases made after that date.

DEFERRED SALES CHARGES

    The aggregate dollar amount of Deferred Sales Charges on Class A, Class B and Class C shares received by CGM and its affiliates were as follows:


Class A Shares (paid to CGM)
  For the fiscal year ended October 31:
    2004 ..........................................................       $0
    2003 ..........................................................       $0
    2002 ..........................................................       $0

Class B Shares (paid to CGM)
  For the fiscal year ended October 31:
    2004 ..........................................................   $2,026,000
    2003 ..........................................................   $1,825,000
    2002 ..........................................................     $15,000

Class C Shares (paid to CGM)
  For the fiscal year ended October 31:
    2004** ........................................................       $0
    2003 ..........................................................    $118,000
    2002 ..........................................................       $0

Class A Shares (paid to PFS Distributors)
  For the fiscal year ended October 31:
    2004 ..........................................................       $0
    2003 ..........................................................       $0
    2002 ..........................................................       $0

Class B Shares (paid to PFS Distributors)
  For the fiscal year ended October 31:
    2004 ..........................................................     $54,943
    2003 ..........................................................     $41,113
    2002 ..........................................................       $0


------------
** Effective as of April 29, 2004, Class L shares were renamed Class C shares.

SERVICE PLANS

    Class A, Class B and Class C shares of the fund have each adopted a Service Plan (each, a "Service Plan") in accordance with Rule 12b-1 under the 1940 Act. Under the Service Plans, the fund may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the fund attributable to that class in the case of the Plans relating to Class A shares, and not to exceed 1.00% of the average daily net assets of the fund attributable to that class in the case of the plans relating to Class B shares and Class C shares. Such fees may be used to make payments to the distributors for distribution services, to service agents in respect of the sale of shares of the fund, and to other parties in respect of the sale of shares of the funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The fund also may make payments to the distributors, service agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the distributors to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.

    The Service Plans with respect to Class A and Class C shares also provide that the distributors and service agents may receive the sales charge paid by Class A and Class C investors, respectively, as partial compensation for their services in connection with the sale of shares. The Service Plans with respect to Class B and Class C shares provide that the distributors and service agents may receive all or a portion of the Deferred Sales Charges paid by Class B and Class C investors, respectively.

    The Service Plans permit the fund to pay fees to the distributors, service agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the applicable Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The fund will pay the fees to the distributors and others until the applicable Plan or Distribution Agreement is terminated or not renewed. In that event, the distributor's or other recipient's expenses in excess of fees received or accrued through the termination date will be the distributor's or other recipient's sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the Service Plans for the fund, the Trustees will review the Service Plans and the expenses for the fund and each class within the fund separately.

    Each Service Plan also recognizes that various service providers to the fund, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the fund's distributors or service agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the Plan. The Service Plans specifically provide that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan.

    Each Service Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trust's Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Service Plan or in any agreement related to the Plan (for purposes of this paragraph "qualified Trustees"). The Trustees, in the exercise of their business judgment made in the best interests of the shareholders of the fund and each class, have approved the continuation of the Service Plans. Each Service Plan requires that the Trust and the distributors provide to the Board of Trustees, and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Service Plan. Each Service Plan further provides that the selection and nomination of the qualified Trustees is committed to the discretion of such qualified Trustees then in office. A Service Plan may be terminated with respect to any class of the fund at any time by a vote of a majority of the Trust's qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. A Service Plan may not be amended to increase materially the amount of the permitted expenses of a class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and qualified Trustees. The distributors will preserve copies of any plan, agreement or report made pursuant to the Service Plans for a period of not less than six years, and for the first two years the distributors will preserve such copies in an easily accessible place.

    As contemplated by the Service Plans, the distributors act as the agent of the Trust in connection with the offering of shares of the fund pursuant to the Distribution Agreements. The Prospectus contains a description of fees payable to the distributors under the Distribution Agreements.


    For the fiscal year ended October 31, 2002, the fees paid to CGM and/or PFS Distributors with respect to Class A, Class B and Class C shares of the fund were $6,818, $216,954 and $39,183, respectively. For the fiscal year ended October 31, 2003, the fees paid to CGM and/or PFS Distributors with respect to Class A, Class B and Class C shares were $177,889, $6,492,421, and $1,134,014, respectively. For the fiscal year ended October 31, 2004, the fees paid to CGM and/or PFS Distributors with respect to Class A, Class B and Class C shares were $115,295, $5,106,784, and $660,050, respectively.


    For the fiscal year ended October 31, 2004, the distributor and/or service agent incurred the following distributor expenses under the applicable plan for the class:


                                                      FINANCIAL                      MARKETING AND
                                                      CONSULTANT        BRANCH        ADVERTISING       PRINTING         TOTAL
SMITH BARNEY CAPITAL PRESERVATION FUND II            COMPENSATION     OPERATIONS       EXPENSES         EXPENSES        EXPENSES
--------------------------                            --------------   ------------     -----------      ----------      ----------
  Class A                                             $   58,223       $ 52,709          $--              $--          $  110,932
  Class B                                             $2,906,683       $770,808          $902             $288         $3,678,681
  Class C                                             $  293,200       $250,861          $707             $364          $545,132


FINANCIAL GUARANTEE AGREEMENT

    The fund guarantees that on the Guarantee Maturity Date, each shareholder will be entitled to redeem each of his or her shares for an amount no less than the value of that shareholder's account as of the fund's close of business on November 1, 2002 (the business day before the beginning of the Guarantee Period) reduced to reflect expenses incurred by the fund that are not covered by the Expense Limitation Agreement with the manager, provided that all dividends and distributions received from the fund have been reinvested and no shares have been redeemed. The fund's Guarantee is backed by an unconditional and irrevocable financial guarantee insurance policy issued by Ambac for the benefit of the shareholders of the fund (the "Insurance Policy"). The fund will pay Ambac a fee equal to 0.75% per annum of the average daily net assets of the fund during the Guarantee Period for providing the Insurance Policy. The Insurance Policy is unconditional and irrevocable. However, the fund's Trustees and Ambac may agree to amend the Insurance Policy at any time without a vote of shareholders. The address of Ambac is One State Street Plaza, 18th Floor, New York, NY 10004.

    Ambac, the manager and the Trust have entered into a Financial Guarantee Agreement specifying the rights and obligations of the parties with respect to the fund. The terms of the Financial Guarantee Agreement limit the manner in which the fund may be managed during the Guarantee Period. The Financial Guarantee Agreement also may be revised by the Trustees and Ambac without a vote of shareholders.

EXPENSES

    In addition to amounts payable under the Management Agreement and the Service Plans, the fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with the manager or the fund's distributors, government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums. The manager has entered into a Expense Limitation Agreement with the fund under which it will limit expenses of the fund during the Guarantee Period, excluding expenses such as interest, taxes and extraordinary expenses, subject to possible reimbursement to the manager within three years, to a maximum of 1.95% per annum in the case of Class A shares and 2.70% per annum in the case of Class B and Class C shares. The expense limit will continue through at least the Guarantee Maturity Date. The fund's Prospectus contains more information about the expenses of the fund.

CUSTODIAN AND TRANSFER AGENT

    State Street Bank and Trust Company, 225 Franklin Street, Boston Massachusetts 02110 ("State Street"), serves as the custodian of the fund. Under the custody agreement with the fund, State Street holds the fund's portfolio securities and keeps all necessary accounts and records. For its services, State Street receives a monthly fee based upon the month-end market value of securities held in custody and also receives certain securities transaction charges. The assets of the fund are held under bank custodianship in compliance with the 1940 Act.

    Citicorp Trust Bank, fsb, located at 125 Broad Street, New York, New York 10004, serves as the transfer agent and shareholder services agent of the fund.

    PFPC Inc., shares address is P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as a sub-transfer agent to the fund to render certain shareholder record keeping and accounting services.

    The fund also has engaged the services of Primerica Shareholder Services as a sub-transfer agent for PFSI accounts. This sub-transfer agent is located at 3120 Breckinridge Boulevard, Duluth, Georgia
30099-0001.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, serves as counsel for the fund.


    KPMG LLP is the independent registered public accounting firm for the Trust, providing audit services with respect to the preparation of filings with the SEC. The principal business address of KPMG LLP is 757 Third Avenue, New York, New York 10017.

                          10. PORTFOLIO TRANSACTIONS


    The manager trades securities for the fund if it believes that a transaction net of costs (including custodian charges) will help achieve the fund's investment objective. Changes in the fund's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for the fund are made by a portfolio manager who is an employee of the manager and who is appointed and supervised by its senior officers. The portfolio manager may serve other clients of the manager in a similar capacity.

    In connection with the selection of brokers or dealers and the placing of fund securities transactions, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the fund and/or the other accounts over which the manager or its affiliates exercise investment discretion. The manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust periodically review the commissions paid by the fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the fund.


    The management fees that the fund pays to the manager will not be reduced as a consequence of the manager's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the manager, the manager would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.


    In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of the manager's other clients. Investment decisions for the fund and for the manager's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment manager, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for the fund and for other funds managed by the manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

    The fund may from time to time place brokerage transactions with the fund's distributor, CGM, or through other brokers that may be considered affiliated persons of the manager or a distributor. The Board of Trustees has adopted procedures designed to ensure that commissions paid to an affiliated broker on any transaction would be comparable to that payable to a non- affiliated broker in a similar transaction.

    The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.


    For the fiscal year ended October 31, 2004, the fund did not pay any brokerage commissions for research services.

    For the fiscal years ended October 31, 2003 and 2004, the fund paid aggregate brokerage commissions and brokerage commissions to CGM or any affiliate of the fund, the manager or CGM as follows:


                            AGGREGATE AMOUNT            AGGREGATE AMOUNT OF
                               OF BROKERAGE              BROKER COMMISSIONS
                             COMMISSION PAID           PAID BY THE FUND TO CGM
                           --------------------        -----------------------


    2003                          $93,514                        $0
    2004                          $36,507                        $0


    As of October 31, 2004, the fund did not hold securities issued by regular broker-dealers of the fund.


    For reporting purposes, a fund's portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund's investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the manager deem it advisable to purchase or sell securities.

    For the fiscal years ended October 31, 2003 and 2004 the portfolio turnover rate for the fund was as follows:


                                                2003                  2004


Portfolio turnover percentage                   114%                   10%


    Increased portfolio turnover necessarily results in correspondingly greater brokerage commissions which must be paid by the fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).

                    11.  DISCLOSURE OF PORTFOLIO HOLDINGS


    The fund's Board of Trustees has approved policies and procedures developed by Citigroup Asset Management ("CAM"), the Citigroup business unit that includes the fund's investment manager, with respect to the disclosure of the fund's securities and any ongoing arrangements to make available information about the fund's securities. The policy requires that disclosure of information about a Fund's portfolio holdings be in the best interests of the Fund's shareholders, and that any conflicts of interest between the interests of the Fund's shareholders and those of Citi Fund Management Inc. or CGM or their affiliates be addressed in a manner that places the interests of Fund shareholders first. This policy provides that information regarding the fund's holdings may never be shared with non-CAM employees, with investors and potential investors (whether individual or institutional), and with third parties unless it is done for legitimate business purposes and in accordance with the policy. CAM's policy generally provides for the release of details of securities positions once they are considered "stale." Data is considered stale once it is 25 calendar days old following quarter-end. This passage of time prevents a third party from benefiting from an investment decision made by the fund that has not been fully reflected by the market.


    The fund's complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees no sooner than the time of the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end.

    Subject to the provisions relating to "ongoing arrangements," the fund's holdings may also be released with simultaneous public disclosure at least 25 days after quarter end. Typically, simultaneous public disclosure is achieved by posting the information to a CAM or the fund's internet site that is accessible by the public, or through public release by a third party vendor. For the purposes of the policy, the term "ongoing arrangement" is interpreted to include any arrangement, whether oral or in writing, to provide portfolio holdings information to any person or entity more than once, but excluding any arrangement to provide such information following the filing of Form N-Q or Form N-CSR.

    CAM may release limited portfolio holdings information that is not yet considered stale in the following circumstances, subject to the provisions relating to "ongoing arrangements":


    1. The fund's top ten securities, current as of quarter-end, and the individual size of each such security position may be released at any time following quarter end with simultaneous public disclosure.

    2. The fund's (i) top ten securities positions (including the aggregate but not individual size of such positions), (ii) sector weightings,
       (iii) yield and duration, and (iv) the fund's performance attribution (e.g., analysis of the fund's outperformance or underperformance of its benchmark based on its portfolio holdings) may be released at any time with simultaneous public disclosure.

    3. A list of securities (that may include fund holdings together with other securities) followed by the fund's portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

    4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

    Under the policy, if portfolio holdings are released pursuant to an ongoing arrangement with any party, the fund must have a legitimate business purpose for the release of the information, the release of the information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by CAM on behalf of the fund and neither the fund, CAM or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. All ongoing arrangements to make available information about the fund's portfolio securities will be reviewed by the fund's Board no less frequently than annually.


    The approval of the fund's Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with CAM's legal department, as necessary. Any exceptions to the policies must be reported to the Board of the fund at its next regularly scheduled meeting.


    Currently, the fund does not disclose its portfolio holdings on its website but it may do so in the future.

    Set forth below is a list, as of February 22, 2005 of those parties with whom CAM, on behalf of the fund, has authorized ongoing arrangements that include the release of portfolio holdings information, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts, and the company providing the insurance policy backing the Guarantee. Each fund's auditor also has access from time to time to the fund's portfolio holdings in connection with performing the audit and related functions.

RECIPIENT (HOLDINGS)                          FREQUENCY                         DELAY BEFORE DISSEMINATION
--------------------                          ---------                         --------------------------

State Street Bank & Trust Co., (Fund          Daily                             None
Custodian and Accounting Agent)

Institutional Shareholders Services, (Proxy   As necessary                      None
Voting Services)

Bloomberg                                     Quarterly                         25 calendar days after quarter end

Lipper                                        Quarterly                         25 calendar days after quarter end

S&P                                           Quarterly                         25 calendar days after month end

Morningstar                                   Quarterly                         25 calendar days after month end

AMBAC (Insurer)                               Daily                             None

Factset                                       Daily                             None


    CAM has also authorized ongoing arrangements that include the release of portfolio holdings information for certain funds in the fund complex, which may or may not include the fund, to the following parties:

RECIPIENT (HOLDINGS)                          FREQUENCY                         DELAY BEFORE DISSEMINATION
--------------------                          ---------                         --------------------------

Vestek                                        Daily                             None

eVestment Alliance                            Quarterly                         25 days after quarter end

CheckFree (Mobius)                            Quarterly                         25 days after quarter end

BARRA                                         Daily                             None

Elkins/McSherry                               Quarterly (calendar)              Sent the first business day following the end of a
                                                                                Quarter

Baseline                                      Daily                             None

Frank Russell                                 Monthly                           1 day

Callan                                        Quarterly                         25 days after quarter end

Mercer                                        Quarterly                         25 days after quarter end

CRA RogersCasey                               Quarterly                         25 days after quarter end

Cambridge Associates                          Quarterly                         25 days after quarter end

Marco Consulting                              Quarterly                         25 days after quarter end

Wilshire                                      Quarterly                         25 days after quarter end

Informa Investment Services (Efron)           Quarterly                         25 days after quarter end

Nelsons Information                           Quarterly                         25 days after quarter end

Investor Tools                                Daily                             None

Advent                                        Daily                             None

Plexus                                        Quarterly (calendar)              Sent the 1-3 business day following the end of a
                                                                                quarter

Quantitative Services Group                   Daily                             None

    With respect to each such arrangement, the fund has a legitimate business purpose for the release of information. The release of the information is subject to trading restrictions and/or confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by CAM on behalf of the fund. Neither the fund, CAM or any other affiliated party receives compensation or any other consideration in connection with such arrangements.

           12. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such series into classes. The Trust has reserved the right to create and issue additional series and classes of shares. Each share of each class represents an equal proportionate interest in the fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).


    Shareholders of all funds of the Trust generally will vote together on all matters except when the Trustees determine that any shareholders of particular funds or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by fund or class.

    The Trust may involuntarily redeem shareholder's shares at any time for any reason the Trustees of the Trust deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings, (ii) the failure of a shareholder to supply certain information, such as a tax identification number, if requested to do so, or to provide data sufficient to verify such information, (iii) to protect the tax status of the fund if necessary, (iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares,
(v) the failure of a shareholder to pay when due for the purchase of shares and
(vi) to eliminate ownership of shares by a particular shareholder when the fund determines that the particular shareholder's ownership is not in the best interests of the other shareholders of the fund.

    The holders of shares are required to disclose information on direct or indirect ownership of fund shares as may be required to comply with various laws applicable to the fund, and ownership of fund shares may be disclosed by the fund if so required by law or regulation.

    Each shareholder of the fund is entitled to one vote for each dollar of net asset value (number of shares of the fund owned times net asset value per share) of the fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders in the Trust do not have cumulative voting rights. The Trust is not required to hold and has no present intention of holding annual meetings of shareholders, but the Trust will hold special meetings of the fund's shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

    The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series of the Trust, a service agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such service agent is the agent of record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

    The Trust, or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized at any meeting of shareholders representing a majority of the voting power of the Trust (or of the affected series or class) voting as a single class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Trust (or of the affected series or class) voting as a single class. The Trust or any series or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. If not so terminated, the Trust will continue indefinitely.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, Trustees Emeritus, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

    The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as Trustees of funds with the same or an affiliated investment adviser or distributor.

    The Trust's Declaration of Trust provides that by becoming a shareholder of the fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

                               13.  TAX MATTERS

TAXATION OF THE FUND
    FEDERAL TAXES. The fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the fund's gross income, the amount of fund distributions, and the composition of the fund's portfolio assets. Provided all such requirements are met, no U.S. federal income or excise taxes generally will be required to be paid by the fund. If the fund should fail to qualify as a "regulated investment company" for any year, the fund would incur a regular corporate federal income tax upon its taxable income and fund distributions would generally be taxable as ordinary income to shareholders.

    FOREIGN TAXES. Investment income and gains received by the fund from non-U.S. securities may be subject to non-U.S. taxes. The United States has entered into tax treaties with many other countries that may entitle the fund to a reduced rate of tax or an exemption from tax on such income. The fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the fund's effective rates of non-U.S. tax in advance since the amount of the fund's assets to be invested within various countries is not known.

    If the fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the fund may elect to "pass through" to the fund's shareholders foreign income taxes paid. If the fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the fund as part of the amount distributed to them by the fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amount, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the fund does not qualify to elect to "pass through" to its shareholders foreign income taxes paid by it, shareholders will not be able to claim any deduction or credit for any part of their foreign taxes paid by the fund.

TAXATION OF SHAREHOLDERS


    TAXATION OF DISTRIBUTIONS. Shareholders of the fund will generally have to pay federal income taxes and any state or local taxes. Dividends from ordinary income, and any distributions from net short term capital gain are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or additional shares. To the extent that ordinary dividends are derived from qualified dividend income of the fund, eligible for reduced tax rates for non-corporate shareholders, such dividends will be treated as qualified dividend income provided that they are so designated by the fund and that the recipient shareholder satisfies certain holding period requirements. If more than 95% of the fund's gross income, calculated without taking into account long-term capital gains, consists of qualified dividend income, the fund may designate all distributions of such income as qualified dividend income. Qualified dividend income generally is income derived from dividends from U.S. corporations or from corporations that are either incorporated in a U.S. possession or eligible for benefits under qualifying U.S. tax treaties. Dividends from REITs will be treated as qualified dividend income only to the extent that the REIT derived its income from qualified dividend income. Distributions from a foreign corporation that is not a "qualified foreign corporation" may nevertheless be treated as "qualified dividend income" if the applicable stock is readily tradable on an established U.S. securities market. "Passive foreign investment companies" ("PFICs") "foreign personal holding companies" and "foreign investment companies" will not be treated as "qualified foreign corporations" for these purposes. Distributions of net capital gains (i.e., the excess of net long- term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.


    Any fund distribution will have the effect of reducing the per share net asset value of shares in the fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    DIVIDENDS-RECEIVED DEDUCTION. The portion of the fund's ordinary income dividends attributable to dividends received in respect of equity securities of U.S. issuers is normally eligible for the dividends received deduction for corporations subject to U.S. federal income taxes. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments.


    WITHHOLDING TAX PAYMENTS FOR NON-U.S. PERSONS. The fund will withhold tax payments at the current withholding rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments subject to withholding taxes that are made to persons who are neither citizens nor residents of the United States. Distributions received from the fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdiction.


    For taxable years of the fund beginning during 2005, 2006 and 2007, this 30% withholding tax will not apply to dividends that the fund designates as (a) interest-related dividends, to the extent such dividends are derived from the fund's "qualified net interest income," or (b) short-term capital gain dividends, to the extent such dividends are derived from the fund's "qualified short-term gain." "Qualified net interest income" generally is interest on bank deposits, interest or original issue discount on an obligation in registered form, or original issue discount on certain short-term obligations whether or not in registered form. The term does not include interest that is disqualified as "contingent interest" under the portfolio interest rules. "Qualified short-term gain" generally means the excess of the fund's net short-term capital gain for the taxable year over its net long-term capital loss.

    BACKUP WITHHOLDING. The account application asks each new shareholder to certify that the shareholder's Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. The fund may be required to withhold (pay over to the IRS for the shareholder's credit) a percentage of certain distributions and redemption proceeds paid to shareholders who fail to provide this information or who otherwise violate IRS regulations.

    DISPOSITION OF SHARES. In general, any gain or loss realized upon a taxable disposition of shares of the fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the fund held for six months or less will be treated as a long- term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A fund shares held for 90 days or less followed by any purchase of shares of the fund or of another Smith Barney mutual fund, including purchases by exchange or by reinvestment, without payment of a sales charge which would otherwise apply because of any sales charge paid on the original purchase of the Class A fund shares.

EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

    CERTAIN DEBT INVESTMENTS. Any investment by the fund in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause the fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. An investment by the fund in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the fund has state or local governments or other tax-exempt organizations as shareholders.


    PAYMENT UNDER THE FINANCIAL GUARANTEE INSURANCE POLICY. If Ambac makes a payment to the fund in connection with the Guarantee, the payment will likely be considered to reduce the fund's losses on securities transactions or in the absence of losses be treated as additional income from securities. A portion or all of such a payment may be treated as ordinary income of the fund, in which case (i) that amount will not be offset by any capital losses in computing the amount that the fund must distribute to shareholders, and (ii) any distribution resulting from that amount will be taxable as ordinary income, rather than capital gain, in the hands of shareholders. However, if the IRS took the position that a payment in connection with the Guarantee is not income from investments in securities, or that the Ambac financial guarantee insurance policy is a nonqualifying asset for "regulated investment company" purposes, the fund could fail to qualify as a "regulated investment company," with the adverse tax consequences discussed above.


    OPTIONS, ETC. The fund's transactions in options, futures contracts and forward contracts will be subject to special tax rules that may affect the amount, timing and character of fund income and distributions to shareholders. For example, certain positions held by the fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of fund losses, adjustments in the holding periods of fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The fund will limit its activities in options, futures contracts and forward contracts to the extent necessary to meet the requirements of Subchapter M of the Code.


    FOREIGN INVESTMENTS. The fund may make non-U.S. investments. Special tax considerations apply with respect to such investments. Foreign exchange gains and losses realized by the fund will generally be treated as ordinary income and loss. Use of non-U.S. currencies for non-hedging purposes and investment by the fund in certain PFICs may have to be limited in order to avoid a tax on the fund. The fund may elect to mark to market any investments in PFICs on the last day of each taxable year. This election may cause the fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold potentially resulting in additional taxable gain or loss to the fund.


    The foregoing summarizes the consequences of an investment in the fund under current U.S. income tax law. It is not a substitute for personal tax advice. You should consult your own tax advisor about the potential consequences of an investment in the fund under your particular circumstances.

                          14.  FINANCIAL STATEMENTS


    The Fund's Annual Report for the fiscal year ended October 31, 2004 (filed on December 30, 2004, EDGAR Accession 0000930413-05-000126 Number is incorporated into this Statement of Additional Information by reference in its entirety.

                                                                    APPENDIX A

                     PROXY VOTING POLICIES AND PROCEDURES

    The Board of Trustees of the fund have delegated the authority to develop policies and procedures relating to proxy voting to Smith Barney Fund Management LLC (the "Manager"). The manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the manager votes proxies relating to equity securities in the best interest of clients.

    In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

    In the case of a proxy issue for which there is a stated position in the Policies, the manager generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

    A CAM business unit or investment team (e.g. CAM's Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

    In furtherance of the manager's goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

    CAM maintains a Proxy Voting Committee, of which the manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager's decision-making in voting proxies.

    If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict. If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

    Information on how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund's website at http:// www.smithbarneymutualfunds.com and (3) on the SEC' website at http:// www.sec.gov.

SMITH BARNEY CAPITAL PRESERVATION FUND II

INVESTMENT MANAGER
Smith Barney Fund Management LLC
399 Park Avenue, New York, New York 10022

DISTRIBUTORS
Citigroup Global Markets Inc.
388 Greenwich Street, New York, NY 10013

PFS Distributors, Inc.
3120 Breckinridge Blvd., Duluth, Georgia, 30099

TRANSFER AGENT
Citicorp Trust Bank, fsb
125 Broad Street, New York, New York 10004

SUB-TRANSFER AGENTS
PFPC Inc.
P.O. Box 9699, Providence, RI 02940-9699

Primerica Shareholder Services
P.O. Box 9662, Providence, Rhode Island 02940-9662

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, Massachusetts 02110


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
757 Third Avenue, New York, New York 10017


LEGAL COUNSEL
Bingham McCutchen LLP
150 Federal Street, Boston, Massachusetts 02110

                                                                  Statement of
                                                        Additional Information
                                                             February 25, 2005


SMITH BARNEY(SM) DIVERSIFIED LARGE CAP GROWTH FUND
SMITH BARNEY(SM) SMALL CAP GROWTH OPPORTUNITIES FUND

(Members of the Smith Barney(SM) Family of Funds)

    Smith Barney Diversified Large Cap Growth Fund and Smith Barney Small Cap Growth Opportunities Fund (the "funds") are series of Smith Barney Trust II (the "Trust"). The Trust is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The address and telephone number of the Trust are 125 Broad Street, New York, New York 10004, (800) 451-2010.

    FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS                                                         PAGE
-----------------                                                         ----

 1. The Trust ............................................................   2
 2. Investment Objectives and Policies ...................................   2
 3. Description of Permitted Investments and Investment Practices and
    Associated Risks .....................................................   3
 4. Investment Restrictions ..............................................  18
 5. Determination of Net Asset Value; Valuation of Securities ............  19
 6. Additional Information on the Purchase and Sale of Fund Shares and
    Shareholder Programs .................................................  20
 7. Management ...........................................................  30

 8. Portfolio Transactions ...............................................  47
 9. Disclosure of Portfolio Holdings .....................................  48
10. Description of Shares, Voting Rights and Liabilities .................  50
11. Tax Matters ..........................................................  52
12. Financial Statements .................................................  54
Appendix A -- Proxy Voting Policies and Procedures ....................... A-1

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the funds' separate Prospectuses, dated February 25, 2005, by which shares of the funds are offered. This Statement of Additional Information should be read in conjunction with the applicable Prospectus. This Statement of Additional Information incorporates by reference the financial statements described on page 53 hereof. These financial statements can be found in each fund's Annual Report to Shareholders. An investor may obtain copies of each fund's Prospectus and Annual Report without charge by calling 1-800-451-2010.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                1.  THE TRUST


    Smith Barney Trust II is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The Trust was called CitiFunds Trust II prior to April 24, 2001 and Landmark Funds II prior to January 7, 1998. This Statement of Additional Information describes shares of Smith Barney Diversified Large Cap Growth Fund (the "Large Cap Growth Fund") and Smith Barney Small Cap Growth Opportunities Fund (the "Small Cap Growth Fund"), each of which is a separate series of the Trust. Prior to September 11, 2000, Large Cap Growth Fund was called CitiFunds Large Cap Growth Portfolio, and Small Cap Growth Fund was called CitiFunds Small Cap Growth Portfolio. Prior to March 2, 1998, the Large Cap Growth Fund was called Landmark Equity Fund, and the Small Cap Growth Fund was called Landmark Small Cap Equity Fund. References in this Statement of Additional Information to the "Prospectus" of a fund are to the applicable fund's Prospectus, dated February 25, 2005.


    Each fund is a diversified fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a diversified management investment company must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer. Each fund is permitted to seek its investment objective by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

    Smith Barney Fund Management LLC ("SBFM" or the "manager") is the investment manager to each fund. SBFM manages the investments of each fund from day to day in accordance with its investment objectives and policies. The selection of investments for each fund and the way it is managed depends on the conditions and trends in the economy and the financial marketplaces. SBFM also provides certain administrative services to the funds.

    Shares of each fund are continuously sold by CGM Inc. ("CGM"), each fund's distributor. Shares may be purchased from the funds' distributor, or from financial institutions, certain broker-dealers, financial intermediaries or financial institutions that have entered into an agreement with the funds' distributor, or the distributor's financial consultants (called "service agents"). The distributor and service agents may receive fees from the funds pursuant to Service Plans adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act").

                    2.  INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of each of the Large Cap Growth Fund and the Small Cap Growth Fund is long-term capital growth. Dividend income, if any, is incidental to each of these investment objectives.

    Each fund's Prospectus contains a discussion of the principal investment strategies of the fund and the principal risks of investing in the fund. The following supplements the information contained in each fund's Prospectus concerning the investment policies and techniques of each fund.

    The policies described herein and those described below under "Description of Permitted Investments and Investment Practices" are not fundamental and may be changed without shareholder approval.

    Of course, there can be no assurance that a fund will achieve its objective.

    Under normal market conditions, the Large Cap Growth Fund invests at least 80% of its net assets in securities of companies with large market capitalizations and related investments. Under normal market conditions, the Small Cap Growth Fund invests at least 80% of its net assets in securities of companies with small market capitalizations and related investments. Although these specific investment policies may be changed without shareholder approval, each fund has adopted a policy to provide its shareholders with at least 60 days prior notice of any change in its 80% policy.

    Certain investment restrictions of the funds described below under "Investment Restrictions" are fundamental and cannot be changed with respect to a fund without approval by the investors in the fund.

                   3.  DESCRIPTION OF PERMITTED INVESTMENTS
                AND INVESTMENT PRACTICES AND ASSOCIATED RISKS

    This section contains a discussion of certain investment practices and certain of the risks associated with these practices, and supplements the description of the fund's investments and risks contained in the Prospectus. A fund may, but need not, invest in all of the investments and utilize all of the investment techniques described below and in the fund's Prospectus. The selection of investments and the utilization of investment techniques depend on, among other things, the manager's investment strategies for the funds, conditions and trends in the economy and financial markets and investments being available on terms that, in the manager's opinion, make economic sense.

OPTIONS

    The funds may write covered call and put options and purchase call and put options on securities for hedging and non-hedging purposes. Call and put options written by a fund may be covered in the manner set forth below, or a fund will segregate cash or liquid securities equal to the value of the securities underlying the option.

    A call option written by a fund is "covered" if the fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the fund in cash or liquid securities in a segregated account. A put option written by a fund is "covered" if the fund maintains cash or liquid securities with a value equal to the exercise price in a segregated account, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the fund in cash or liquid securities in a segregated account. Put and call options written by a fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. Even if the fund's obligation is covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise. Covering an option does not protect the fund from risk of loss.

    When a fund writes a call option, the fund, in return for a fee, or "premium", agrees to sell a security at the exercise price, if the holder exercises the right to purchase prior to the expiration date of the call option. If the fund holds the security in question, the fund gives up some or all of the opportunity to profit from the increase in the market price of the security during the life of the option. The fund retains the risk of loss should the price of the security decline. If the option expires unexercised, the fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the fund realizes a gain or loss equal to the difference between the fund's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

    A fund may terminate a call option it has written before it expires by entering into a closing purchase transaction. A fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from closing a purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, if the fund holds the underlying security any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security. If the fund does not hold the underlying security, the fund's loss could be unlimited.

    A fund may write put options in an attempt to enhance its current return. Such option transactions may also be used as a limited form of hedging against an increase in the price of securities that a fund plans to purchase. A put option written by the fund gives the holder the right to sell, and, in return for a premium, obligates the fund to buy, a security at the exercise price at any time before the expiration date.

    In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a fund may also receive a return on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a loss to the fund, unless the security later appreciates in value. A fund may terminate a put option it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

    Each fund may purchase options for hedging purposes or to increase the fund's return. When put options are purchased as a hedge against a decline in the value of portfolio securities, the put options may be purchased at or about the same time that the fund purchases the underlying security or at a later time. If such decline occurs, the put options will permit a fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. Similarly, when put options are used for non-hedging purposes, the fund may make a profit when the price of the underlying security or instrument falls below the strike price. If the price of the underlying security or instrument does not fall sufficiently, the options may expire unexercised and the fund would lose the premiums it paid for the option. If the price of the underlying security or instrument falls sufficiently and the option is exercised, the amount of any resulting profit will be offset by the amount of premium paid.

    Each fund may purchase call options to hedge against an increase in the price of securities that the fund anticipates purchasing in the future. If such increase occurs, the call option will permit the fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the fund and the premium would be lost.

    Call options may also be purchased in order to increase a fund's return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a call option may be sold by a fund in closing sale transactions, which are sales by the fund, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend upon whether the amount received is more or less than the premium paid for the option plus the related transaction costs. The purchase of call options on securities that a fund owns, when a fund is substantially fully invested, is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility.

    Each fund may write (sell) call and put options and purchase call and put options on securities indices. The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (2) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

    Each fund may cover call options on securities indices by owning securities whose price changes, in the opinion of the manager or a subadviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where a fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index and, in that event, the fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A fund may also cover call options on securities indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the fund in cash or liquid securities in a segregated account. A fund may cover put options on securities indices by maintaining cash or liquid securities with a value equal to the exercise price in a segregated account or by holding a put on the same securities index and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the fund in cash or liquid securities in a segregated account. Put and call options on securities indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. Investors should be aware that although a fund will only write call or put options on securities indices that are covered, covering an option does not protect the fund from risk of loss.

    A fund will receive a premium from writing a put or call option, which increases the fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which a fund has written a call option falls or remains the same, the fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the fund's stock investments. By writing a put option, a fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by a fund correlate with changes in the value of the index, writing covered put options on indices will increase the fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

    Each fund may purchase put options on securities indices when the portfolio managers believe that there may be a decline in the prices of the securities covered by the index. The fund will realize a gain if the put option appreciates in excess of the premium paid for the option. If the option does not increase in value, the fund's loss will be limited to the premium paid for the option plus related transaction costs.

    A fund may purchase call options on securities indices to take advantage of an anticipated broad market advance, or an advance in an industry or market segment. A fund will bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on securities indices when a fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility.

    Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. However, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the portfolio managers desire that a fund engage in such a transaction.

    Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a fund realizes a gain or loss from purchasing or writing options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a fund of options on securities indices is subject to the portfolio managers' ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities. When a fund purchases or writes securities index options as a hedging technique, the fund's success will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected.

    A fund's purchase or sale of securities index options in an attempt to enhance performance involves speculation and may be very risky and cause losses, which, in the case of call options written, are potentially unlimited.

    The funds may purchase over-the-counter ("OTC") or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation assures that all transactions are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the fund, the fund would lose the premium it paid for the option and the expected benefit of the transaction.

    Listed options may have a liquid market while dealer options have none. Consequently, a fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a fund writes a dealer option, it generally will be able to close out the option prior to the expiration only by entering into a closing purchase transaction with the dealer to which the fund originally sold the option. Although the funds will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the funds, there can be no assurance that a fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a fund. Until a fund, as an OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the fund may be unable to liquidate a dealer option.

    Each fund may purchase and write options on foreign currencies as more fully described in "Foreign Currency Exchange Transactions" below. Each of the funds may also purchase or write call options on futures contracts as more fully described in "Options on Futures Contracts" below.

    The use of options by the funds may involve leveraging. Leveraging adds increased risks to a fund, because the fund's losses may be out of proportion to the amount invested in the instrument--a relatively small investment may lead to much greater losses.

FUTURES CONTRACTS

    Each fund may enter into stock index futures contracts for hedging purposes and for nonhedging purposes.

    A futures contract is an agreement between two parties for the purchase or sale for future delivery of securities or for the payment or acceptance of a cash settlement based upon changes in the value of the securities or of an index of securities. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. Futures contracts in the United States have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Futures contracts may also be traded on markets outside the U.S.

    Future contracts on individual equity securities continue to be developed and each fund may invest in any such contracts as may be developed to the extent consistent with its investment objectives and regulatory requirements applicable to investment companies.

    Each fund may buy and sell stock index futures contracts to attempt to increase investment return, to gain stock market exposure while holding cash available for investments and redemptions, or to protect against a decline in the stock market.

    A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at the price agreed upon when the contract is made. A unit is the current value of the stock index.

    The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index (the "S&P 100 Index") is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the fund will gain $400 (100 units x gain of $4) reduced by transaction costs. If the fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the fund will lose $200 (100 units x loss of $2) increased by transaction costs.

    Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

    The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, there is the potential that the liquidity of the futures market may be lacking. Prior to expiration, a futures contract may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the contract market on which the futures contract was originally entered into. There can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. In that event, it may not be possible to close out a position held by the fund, which could require the fund to purchase or sell the instrument underlying the futures contract or to meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the ability effectively to use futures transactions for hedging or other purposes.

    The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a futures contract during a single trading day and prohibit trading beyond such limits once they have been reached. Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    Investments in futures contracts also entail the risk that if the portfolio managers' investment judgment about the general direction of interest rates, equity markets, or other economic factors is incorrect, the fund's overall performance may be poorer than if any such contract had not been entered into. For example, if a fund entered into a stock index futures contract in the belief that the prices of the stocks comprising the index would increase, and prices decreased instead, the fund would have both losses in its portfolio securities as well as in its futures positions.

    In addition, an amount of cash or liquid securities will be maintained by the fund in a segregated account so that the amount so segregated, plus the applicable margin held on deposit, will be approximately equal to the amount necessary to satisfy the fund's obligations under the futures contract, or the fund will otherwise "cover" its positions in accordance with applicable policies and regulations.

    The use of futures contracts potentially exposes a fund to the effects of "leveraging," which occurs when futures are used so that the fund's exposure to the market is greater than it would have been if the fund had invested directly in the underlying securities. "Leveraging" increases a fund's potential for both gain and loss.

    Single Stock Futures. Recent legislation permits the trading on U.S. exchanges of standardized futures contracts on individual equity securities, such as common stocks, exchange traded funds and American Depository Receipts, as well as narrow-based securities indices, generally called security futures contracts or "SFCs". As with other futures contracts, a SFC involves an agreement to purchase or sell in the future a specific quantity of shares of a security or the component securities of the index. The initial margin requirements (typically 20 percent) are generally higher than with other futures contracts. Trading SFCs involves many of the same risks as trading other futures contracts, including the risks involved with leverage, and loses are potentially unlimited. Under certain market conditions, for example if trading is halted due to unusual trading activity in either the SFC or the underlying security due to recent news events involving the issuer of the security, it may be difficult or impossible for a fund to liquidate its position or manage risk by entering into an offsetting position. In addition, the prices of SFCs may not correlate as anticipated with the prices of the underlying security. And unlike options on securities in which a fund may invest, where the fund has the right, but not the obligation, to buy or sell a security prior to the expiration date, if the fund has a position in a SFC, the fund has both the right and the obligation to buy or sell the security at a future date, or otherwise offset its position.

OPTIONS ON FUTURES CONTRACTS

    The funds may purchase and write options to buy or sell futures contracts in which the funds may invest. These investment strategies may be used for hedging purposes and for non-hedging purposes, subject to applicable law.

    An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

    A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profits or loss on the transaction.

    Options on futures contracts that are written or purchased by a fund on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, options on futures contracts may be traded on foreign exchanges.

    A fund may cover the writing of call options on futures contracts (a) through purchases of the underlying futures contract, (b) through ownership of the instrument, or instruments included in the index underlying the futures contract, or (c) through the holding of a call on the same futures contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the funds in cash or securities in a segregated account. A fund may cover the writing of put options on futures contracts (a) through sales of the underlying futures contract, (b) through segregation of cash or liquid securities in an amount equal to the value of the security or index underlying the futures contract, (c) through the holding of a put on the same futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the funds in cash or liquid securities in a segregated account. Put and call options on futures contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call option on a futures contract written by a fund, the fund will be required to sell the underlying futures contract which, if the fund has covered its obligation through the purchase of such contract, will serve to liquidate its futures position. Similarly, where a put option on a futures contract written by a fund is exercised, the fund will be required to purchase the underlying futures contract which, if the fund has covered its obligation through the sale of such contract, will close out its futures position.

    The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities deliverable on exercise of the futures contract. A fund will receive an option premium when it writes the call, and, if the price of the futures contract at expiration of the option is below the option exercise price, the fund will retain the full amount of this option premium, which provides a partial hedge against any decline that may have occurred in the fund's security holdings. Similarly, the writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities deliverable upon exercise of the futures contract. If a fund writes an option on a futures contract and that option is exercised, the fund may incur a loss, which loss will be reduced by the amount of the option premium received, less related transaction costs. A fund's ability to hedge effectively through transactions in options on futures contracts depends on, among other factors, the degree of correlation between changes in the value of securities held by the fund and changes in the value of its futures positions. This correlation cannot be expected to be exact, and a fund bears a risk that the value of the futures contract being hedged will not move in the same amount, or even in the same direction, as the hedging instrument. Thus it may be possible for a fund to incur a loss on both the hedging instrument and the futures contract being hedged.

    The funds may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by a fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts.

    The funds may also purchase options on futures contracts for non-hedging purposes, in order to take advantage of projected market advances or declines or changes in interest rates or exchange rates. For example, a fund can buy a call option on a futures contract when the portfolio managers believe that the underlying futures contract will rise. If prices do rise, the fund could exercise the option and acquire the underlying futures contract at the strike price or the fund could offset the long call position with a sale and realize a profit. Or, a fund can sell a call option if the portfolio managers believe that futures prices will decline. If prices decline, the call will likely not be exercised and the fund would profit. However, if the underlying futures contract should rise, the buyer of the option would likely exercise the call against the fund and acquire the underlying futures position at the strike price; the fund's loss in this case could be unlimited.

    The funds' use of options on futures contracts may involve leveraging. Leveraging adds increased risks to a fund, because the fund's losses may be out of proportion to the amount invested in the instrument -- a relatively small investment may lead to much greater losses.

REPURCHASE AGREEMENTS

    Each fund may invest in repurchase agreements collateralized by securities in which that fund may otherwise invest. Repurchase agreements are agreements by which a fund purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (frequently overnight and usually not more than seven days) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or Government agency issues. Under the 1940 Act, repurchase agreements may be considered to be loans by the buyer. A fund's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although a fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon, and the fund or its custodian or sub- custodian shall have control of the collateral, which the manager believes will give the fund a valid, perfected security interest in the collateral. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the fund may suffer delays and incur costs in connection with the disposition of the collateral. The manager believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the fund. In the event of the bankruptcy of the other party to a repurchase agreement, a fund could experience delays in recovering the resale price. To the extent that, in the meantime, the value of the securities purchased has decreased, the fund could experience a loss.

REVERSE REPURCHASE AGREEMENTS

    Each fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the fund and the agreement by the fund to repurchase the securities at an agreed-upon price, date and interest payment. When a fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be segregated. The segregation of assets could impair the fund's ability to meet its current obligations or impede investment management if a large portion of the fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing by the fund. In the event of the bankruptcy of the other party to a reverse repurchase agreement, a fund could experience delays in recovering the securities sold. To the extent that, in the meantime, the value of the securities sold has increased, the fund could experience a loss.

ETFS OR EXCHANGE TRADED FUNDS

    The funds may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a fund exposure to the securities comprising the index on which the ETF is based, and the fund will gain or lose value depending on the performance of the index.


    Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day bought and sold based on market values, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the funds intend to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index based ETFs tend to closely track the actual net asset value of the underlying portfolios. Recently launched ETFs, which are not structured as investment companies, invest in gold bullion. In the future, as new products become available, the funds may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. Gains or losses on a fund's investment in ETFs will depend on the purchase and sale price of the ETF, rather than on changes in the underlying net asset value of the ETF.


SECURITIES OF NON-U.S. ISSUERS

    Each fund may invest in securities of non-U.S. issuers. Investing in securities issued by foreign governments or by companies whose principal business activities are outside the United States may involve significant risks not present in U.S. investments. For example, the value of such securities fluctuates based on the relative strength of the U.S. dollar. In addition, there is generally less publicly available information about non- U.S. issuers, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Non-U.S. issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. Investments in securities of non-U.S. issuers also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of a fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of other countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

    It is anticipated that in most cases the best available market for securities of non-U.S. issuers would be on exchanges or in over-the-counter markets located outside the U.S. Non-U.S. securities markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some non-U.S. issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Non-U.S. securities trading practices, including those involving securities settlement where a fund's assets may be released prior to receipt of payments, may expose the funds to increased risk in the event of a failed trade or the insolvency of a non-U.S. broker-dealer. In addition, non-U.S. brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of non-U.S. securities exchanges, brokers and listed companies than in the U.S.

    Investments in closed-end investment companies which primarily hold securities of non-U.S. issuers may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

    American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other forms of depository receipts for securities of non-U.S. issuers provide an alternative method for the funds to make non-U.S. investments. These securities are not usually denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

    ADRs, EDRs, and GDRs may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depository receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts.

    The funds may invest in securities of non-U.S. issuers that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than securities of non-U.S. issuers of the same class that are not subject to such restrictions.

    The risks described above, including the risks of nationalization or expropriation of assets, are typically increased to the extent that a fund invests in issuers located in less developed and developing nations, whose securities markets are sometimes referred to as "emerging securities markets." Investments in securities located in such countries are speculative and subject to certain special risks. Political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies.

    In addition, unanticipated political or social developments may affect the value of a fund's investments in these countries and the availability to the fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the fund's investment in such countries illiquid and more volatile than investments in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

EURO CONVERSION

    Fifteen European countries participate in the European Economic and Monetary Union ("EMU") and 12 of those countries have adopted the euro as its sole currency. EMU may create new economic opportunities for investors, such as lower interest rates, easier crossborder mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the fund's portfolio; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the fund.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

    Because each fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the funds may engage in foreign currency exchange transactions as an attempt to protect against uncertainty in the level of future foreign currency exchange rates or as an attempt to enhance performance.

    The funds may enter into foreign currency exchange transactions to convert U.S. currency to non-U.S. currency and non-U.S. currency to U.S. currency, as well as convert one non-U.S. currency to another non-U.S. currency. A fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange markets, or uses forward contracts to purchase or sell non-U.S. currencies.

    The funds may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although currency exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a currency at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer.

    A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no fees or commissions are charged at any stage for trades. A fund may enter into forward contracts for hedging and non-hedging purposes, including transactions entered into for the purposes of profiting from anticipated changes in foreign currency exchange rates.

    Forward contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in the futures and options contracts described herein.

    When a fund enters into a contract for the purchase or sale of a security denominated in a non-U.S. currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of non-U.S. currency involved in the underlying security transaction, the fund may be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the non-U.S. currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

    When the portfolio managers believe that the currency of a particular country may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell the non-U.S. currency, for a fixed amount of U.S. dollars. If a fund owns securities in that currency, the portfolio managers may enter into a contract to sell the non-U.S. currency in an amount approximating the value of some or all of the fund's securities denominated in such non-U.S. currency. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible since the future value of such securities in non-U.S. currencies changes as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

    At the maturity of a forward contract, a fund will either deliver the non-U.S. currency, or terminate its contractual obligation to deliver the non-U.S. currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the non-U.S. currency. If a fund engages in an offsetting transaction, the fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the non-U.S. currency. Should forward prices decline during the period between the date a fund enters into a forward contract for the sale of the non-U.S. currency and the date it enters into an offsetting contract for the purchase of such currency, the fund will realize a gain to the extent the selling price of the currency exceeds the purchase price of the currency. Should forward prices increase, the fund will suffer a loss to the extent that the purchase price of the currency exceeds the selling price of the currency.

    Where a fund enters into a forward contract with respect to securities it holds denominated in the non-U.S. currency, it is impossible to forecast with precision the market value of a fund's securities at the expiration of a forward contract. Accordingly, it may be necessary for a fund to purchase additional non-U.S. currency on the spot market if the market value of the security is less than the amount of non-U.S. currency the fund is obligated to deliver and if a decision is made to sell the security and make delivery of such currency. Conversely, it may be necessary to sell on the spot market some of the non-U.S. currency received upon the sale of the security if its market value exceeds the amount of such currency the fund is obligated to deliver.

    When a fund enters into a forward contract for non-hedging purposes, there is a greater potential for profit but also a greater potential for loss. For example, a fund may purchase a given foreign currency through a forward contract if the value of such currency is expected to rise relative to the U.S. dollar or another foreign currency. Conversely, a fund may sell the currency through a forward contract if the value of the currency is expected to decline against the dollar or another foreign currency. The fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase gross income. Where exchange rates do not move in the direction or the extent anticipated, however, the fund may sustain losses which will reduce its gross income. Such transactions should be considered speculative and could involve significant risk of loss.

    When entering into forward contracts, each fund intends to comply with policies of the Securities and Exchange Commission (the "SEC") concerning forward contracts. Those policies currently require that an amount of a fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment or that the fund otherwise covers its position in accordance with applicable regulations and policies.

    Each fund may purchase put options on a currency in an attempt to protect against currency rate fluctuations or to seek to enhance gains. When a fund purchases a put option on a currency, the fund will have the right to sell the currency for a fixed amount in U.S. dollars, or other currency. Conversely, where a rise in the value of one currency is projected against another, the fund may purchase call options on the currency, giving it the right to purchase the currency for a fixed amount of U.S. dollars or another currency. Each fund may purchase put or call options on currencies, even if the fund does not currently hold or intend to purchase securities denominated in such currencies.

    The benefit to the fund from purchases of currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options.

    The funds may write options on currencies for hedging purposes or otherwise in an attempt to achieve their investment objectives. For example, where a fund anticipates a decline in the value of the U.S. dollar value of a foreign security due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of the security held by the fund may be offset by the amount of the premium received. If the expected decline does not occur, the fund may be required to sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. A fund could also write call options on a currency, even if it does not own any securities denominated in that currency, in an attempt to enhance gains. In that case, if the expected decline does not occur, the fund would be required to purchase the currency and sell it at a loss, which may not be offset by the premium received. The losses in this case could be unlimited.

    Similarly, instead of purchasing a call option to hedge against an anticipated increase in the cost of a foreign security to be acquired because of an increase in the U.S. dollar value of the currency in which the underlying security is primarily traded, a fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the fund to hedge such increased cost up to the amount of the premium. However, the writing of a currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on currencies, a fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. A fund could also write put options on a currency, even if it does not own, or intend to purchase, any securities denominated in that currency. In that case, if the expected increase does not occur, the fund would be required to purchase the currency at a price that is greater than the current exchange rate for the currency, and the losses in this case could exceed the amount of premium received for writing the options, and could be unlimited.

    Options on foreign currencies are traded on U.S. or foreign exchanges or in the over-the-counter market. Each fund may enter into transactions in options on foreign currencies that are traded in the over-the-counter market. These transactions are not afforded the protections provided to traders on organized exchanges or those regulated by the CFTC. In particular, over-the- counter options are not cleared and guaranteed by a clearing corporation, thereby increasing the risk of counterparty default. In addition, there may not be a liquid market on these options, which may prevent a fund from liquidating open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market conditions.

    The purchase and sale of foreign currency options are subject to the risks of the availability of a liquid secondary market and counterparty risk, as described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible interventions by governmental authorities and the effects of other political and economic events. In addition, the value of a fund's positions in foreign currency options could be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, and (4) imposition of different exercise and settlement terms and procedures and margin requirements than in the United States.

    In addition, because foreign currency transactions occurring in the interbank market generally involve substantially larger amounts than those that may be involved in the use of foreign currency options, the funds may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets, or other markets used by the funds are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that may not be reflected in the U.S. or other markets used by the funds.

    Put and call options on non-U.S. currencies written by a fund will be covered by segregation of cash and liquid securities in an amount sufficient to discharge the fund's obligations with respect to the option, by acquisition of the non-U.S. currency or of a right to acquire such currency (in the case of a call option) or the acquisition of a right to dispose of the currency (in the case of a put option), or in such other manner as may be in accordance with the requirements of any exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

    Each fund may engage in proxy hedges and cross hedges. For example, in a proxy hedge, a fund, having purchased a security, would sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold might be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times. A fund may enter into a cross hedge if a particular currency is expected to decrease against another currency. For example, the fund would sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an attempt to protect against declines in value of the fund's holdings denominated in the currency sold.

    Investing in ADRs and other depository receipts presents many of the same risks regarding currency exchange rates as investing directly in securities traded in currencies other than the U.S. dollar. Because the securities underlying ADRs are traded primarily in non-U.S. currencies, changes in currency exchange rates will affect the value of these receipts. For example, a decline in the U.S. dollar value of another currency in which securities are primarily traded will reduce the U.S. dollar value of such securities, even if their value in the other non-U.S. currency remains constant, and thus will reduce the value of the receipts covering such securities. A fund may employ any of the above described foreign currency hedging techniques to protect the value of its assets invested in depository receipts.

    Of course, a fund is not required to enter into the transactions described above and does not do so unless deemed appropriate by the portfolio managers. It should be realized that under certain circumstances, the funds may not be able to hedge against a decline in the value of a currency, even if the portfolio managers deem it appropriate to try to do so, because doing so would be too costly. Transactions entered into to protect the value of a fund's securities against a decline in the value of a currency (even when successful) do not eliminate fluctuations in the underlying prices of the securities. Additionally, although hedging transactions may tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase.

    Investors should also be aware of the increased risk to a fund and its investors when it enters into foreign currency exchange transactions for non-hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which are not offset by increases in the value of a fund's other assets. Although a fund is required to segregate assets or otherwise cover certain types of transactions, this does not protect the fund against risk of loss. Furthermore, the funds' use of foreign currency exchange transactions may involve leveraging. Leveraging adds increased risks to a fund, because the fund's losses may be out of proportion to the amount invested in the instrument--a relatively small investment may lead to much greater losses.

LENDING OF SECURITIES

    Consistent with applicable regulatory requirements and in order to generate income, each fund may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would also receive compensation based on investment of the collateral (subject to a rebate payable to the borrower). Where the borrower provides a fund with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the fund a fee for use of the borrowed securities. The fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the portfolio managers to be of good standing, and when, in the judgment of the portfolio managers, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, a fund could suffer loss if the borrower terminates the loan and the fund is forced to liquidate investments in order to return the cash collateral to the buyer. The portfolio managers will make loans only when, in the judgment of the portfolio managers, the consideration which can be earned currently from loans of this type justifies the attendant risk. If the portfolio managers determine to make loans, it is not intended that the value of the securities loaned by a fund would exceed 30% of the market value of its total assets.

WHEN-ISSUED SECURITIES

    Each fund may purchase securities on a "when-issued" or on a "forward delivery" basis, meaning that delivery of the securities will occur beyond customary settlement time. It is expected that, under normal circumstances, the applicable fund would take delivery of such securities, but the fund may sell them before the settlement date. In general, the fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. When a fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it sets up procedures consistent with SEC policies. Since those policies currently require that an amount of a fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, each fund expects always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, even though the funds intend to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery. An increase in the percentage of a fund's assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

CONVERTIBLE SECURITIES

    The funds may invest in convertible securities. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

    In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

RULE 144A SECURITIES

    Consistent with applicable investment restrictions, each fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act ("Rule 144A securities"). However, neither fund will invest more than 15% of its net assets (taken at market value) in illiquid investments, which includes securities for which there is no readily available market, securities subject to contractual restrictions on resale and Rule 144A securities, unless, in the case of Rule 144A securities, the Board of Trustees of the Trust determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Trustees have adopted guidelines and, subject to oversight by the Trustees, have delegated to the manager or to a subadviser the daily function of determining and monitoring liquidity of Rule 144A securities.

PRIVATE PLACEMENTS AND ILLIQUID INVESTMENTS

    Each fund may invest up to 15% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a fund to sell them promptly at an acceptable price.

BANK OBLIGATIONS

    The funds may invest in bank obligations, i.e., certificates of deposit, time deposits including Eurodollar time deposits, and bankers' acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

COMMERCIAL PAPER

    Each fund may invest in commercial paper, which is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.

OTHER INVESTMENT COMPANIES

    Subject to applicable statutory and regulatory limitations, assets of each fund may be invested in shares of other investment companies. Each fund may invest up to 5% of its assets in closed-end investment companies as permitted by applicable law.

SECURITIES RATED BAA OR BBB

    Each fund may purchase securities rated Baa by Moody's or BBB by S&P and securities of comparable quality, which may have poor protection of payment of principal and interest. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates.

    Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. In addition, it is possible that Moody's, S&P and other rating agencies might not timely change their ratings of a particular issue to reflect subsequent events.

ADDITIONAL DISCLOSURE REGARDING DERIVATIVES

    Transactions in options may be entered into on U.S. exchanges regulated by the SEC, in the over-the-counter market and on foreign exchanges, while forward contracts may be entered into only in the over-the-counter market. Futures contracts and options on futures contracts may be entered into on U.S. exchanges regulated by the CFTC and on foreign exchanges. The securities underlying options and futures contracts traded by a fund may include domestic as well as foreign securities. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S. markets.

    Transactions in options, futures contracts, options on futures contracts and forward contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets. For example, a fund may sell futures contracts on an index of securities in order to profit from any anticipated decline in the value of the securities comprising the underlying index. In such instances, any losses on the futures transactions will not be offset by gains on any portfolio securities comprising such index, as might occur in connection with a hedging transaction.

    The use of certain derivatives, such as futures, forward contracts, and written options may involve leverage for the funds because they create an obligation, or indebtedness, to someone other than the funds' investors and enable a fund to participate in gains and losses on an amount that exceeds its initial investment. If a fund writes a stock put option, for example, it makes no initial investment, but instead receives a premium in an amount equal to a fraction of the price of the underlying stock. In return, the fund is obligated to purchase the underlying stock at a fixed price, thereby being subject to losses on the full stock price.

    Likewise, if a fund purchases a futures contract, it makes an initial margin payment that is typically a small percentage of the contract's price. However, because of the purchase, the fund will participate in gains or losses on the full contract price.

    Other types of derivatives provide the economic equivalent of leverage because they display heightened price sensitivity to market fluctuations, such as changes in stock prices or interest rates. These derivatives magnify a fund's gain or loss from an investment in much the same way that incurring indebtedness does. For example, if a fund purchases a stock call option, the fund pays a premium in an amount equal to a fraction of the stock price, and in return, the fund participates in gains on the full stock price. If there were no gains, the fund generally would lose the entire initial premium.

    Options, futures contracts, options on futures contracts, forward contracts and swaps may be used alone or in combinations in order to create synthetic exposure to securities in which a fund otherwise invests.

    The use of derivatives may increase the amount of taxable income of a fund and may affect the amount, timing and character of a fund's income for tax purposes, as more fully discussed herein in the section entitled "Tax Matters."

ADDITIONAL INFORMATION

    At times, a substantial portion of a fund's assets may be invested in securities as to which the fund, by itself or together with other funds and accounts managed by the manager and its affiliates, holds all or a major portion. Although the manager generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when it believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default under such securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In addition, the fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

DEFENSIVE STRATEGIES

    Each fund may, from time to time, take temporary defensive positions that are inconsistent with the fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the funds may invest without limit in high quality money market and other short-term instruments, and may not be pursuing their investment goals.

                         4.  INVESTMENT RESTRICTIONS

    Each fund has adopted the following policies which may not be changed without approval by holders of a majority of the outstanding voting securities of the fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

    A fund may not:

        (1) borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act;

        (2) underwrite securities issued by other persons, except that all or any portion of the assets of the fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the fund may technically be deemed an underwriter under the Securities Act in selling a portfolio security;

        (3) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities;

        (4) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

        (5) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

    For purposes of restriction (1) above, covered mortgage dollar rolls and arrangements with respect to securities lending are not treated as borrowing.

    If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the applicable Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage is not considered a violation of policy.

        5.  DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES

    The net asset value per share of each fund is determined for each class on each day during which the New York Stock Exchange ("NYSE") is open for trading ("business day"). As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and during emergencies. This determination is made once each day as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to the class, then subtracting the liabilities attributable to the class, and then dividing the result by the number of outstanding shares of the class. The net asset value per share is effective for orders received and accepted by the transfer agent prior to its calculation.

    For purposes of calculating net asset value per share, all assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars at the prevailing market rates or if there are no market rates, at fair value, at the time of valuation. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities. Portfolio securities listed on the NASDAQ National Market and NASDAQ Small Cap Market for which reliable market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Securities listed on a non-U.S. exchange are normally valued at the last quoted sale price available before the time when net assets are valued. Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. If the pricing service is unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined by the manager, using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board of Trustees of the Trust. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Trust. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Securities for which there are no such valuations are valued using fair value procedures established by and under the general supervision of the Board of Trustees of the Trust.

    Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of regular trading on the NYSE. Trading may also take place on days on which the Exchange is closed and on which it is not possible to purchase or redeem shares of the funds. If events materially affecting the value of securities occur between the time at which the market price is determined and the time when a fund's net asset value is calculated, such securities may be valued using fair value procedures established by and under the general supervision of the Board of Trustees of the Trust.

    Interest income on long-term obligations held for a fund is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued less amortization of any premiums.

    The Prospectus for each fund contains further information on the procedures, including the fair value procedures approved by the Board of Trustees, to be used to value the fund's securities.

            6.  ADDITIONAL INFORMATION ON THE PURCHASE AND SALE OF
                     FUND SHARES AND SHAREHOLDER PROGRAMS

    As described in the Prospectus, the funds provide you with alternative ways of purchasing shares based upon your individual investment needs.

    Each class of shares of a fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert to Class A shares in eight years, and Class Y shares bought under a letter of intent may convert into Class A shares in certain circumstances, each as more fully described below. In addition, shares held in a Smith Barney Funds Retirement Program may have special exchange rights.

    Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares,
(ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

    Share certificates will not be issued. If you currently hold share certificates of the funds, such certificates will continue to be honored.

    Set forth below is an example of the method of computing the offering price of the Class A shares of the funds. The example assumes a purchase on October 31, 2004 of Class A shares from the applicable fund aggregating less than $25,000 subject to the schedule of sales charges set forth below.


LARGE CAP GROWTH FUND
  Net asset value per share of the fund ............................... $13.51
  Per share sales charge - 5.00% of public offering price (5.26%
  of net asset value per share) ....................................... $ 0.71
  Per share offering price to the public .............................. $14.22

SMALL CAP GROWTH FUND
  Net asset value per share of the fund ............................... $19.58
  Per share sales charge - 5.00% of public offering price (5.26%
  of net asset value per share) ....................................... $ 1.03
  Per share offering price to the public .............................. $20.61


    The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which class of shares to purchase and for applicable service/distribution fees.

CLASS A SHARES

    Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows.

    Each fund receives the entire net asset value of all Class A shares that are sold. The distributor retains the full applicable sales charge from which it pays the uniform reallowances shown in the table below.

                                                                       BROKER/
                                                                       DEALER
                                                                     COMMISSION
                                  SALES CHARGE      SALES CHARGE     AS A % OF
AMOUNT OF                           AS A % OF         AS A % OF      OFFERING
YOUR INVESTMENT                  OFFERING PRICE    YOUR INVESTMENT    PRICE
---------------                  --------------    ---------------   ----------
Less than $25,000 ...............    5.00%              5.26%          4.50%
$25,000 to less than $50,000 ....    4.25%              4.44%          3.83%
$50,000 to less than $100,000 ...    3.75%              3.90%          3.38%
$100,000 to less than $250,000 ..    3.25%              3.36%          2.93%
$250,000 to less than $500,000 ..    2.75%              2.83%          2.48%
$500,000 or more but less than
$1,000,000 ......................    2.00%              2.04%          1.80%
$1,000,000 or more ..............    --0--*             --0--*      up to 1.00%

------------
* Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a Deferred Sales Charge of 1.00% on redemptions made within 12 months of purchase. The Deferred Sales Charge on Class A shares is payable to the service agent whose clients make purchases of $1,000,000 or more. The Deferred Sales Charge is waived in the same circumstances in which the Deferred Sales Charge applicable to Class B and Class C shares is waived. See "Deferred Sales Charge Provisions" and "Waivers of Deferred Sales Charge" below.

    Service agents may receive up to 90% of the sales charge and may be deemed to be underwriters of each fund as defined in the Securities Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

    The initial sales charge on Class A shares may be waived in certain circumstances. See "Sales Charge Waivers and Reductions" below for more information about waivers of initial sales charge on Class A shares.

    Each fund has imposed certain share class eligibility requirements in connection with purchases by retirement plans, including but not limited to executive deferred compensation programs, group retirement plans and certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution plans. Plans with a minimum of 100 participants or with assets in excess of $1 million are eligible to purchase each of the fund's Class A shares. Each share class has varying service service and distribution related fees as described elsewhere in this Statement of Additional Information.

    Plan sponsors, plan fiduciaries and other financial intermediaries may, however, choose to impose qualification requirements for Plans that differ from each of the fund's share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution related fees than would otherwise have been charged. Each fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes(1).

CLASS B SHARES

    Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

    Commissions will be paid to service agents that sell Class B shares in the amount of 4.00% of the purchase price of Class B shares sold by these entities. These commissions are not paid on exchanges from other Smith Barney mutual funds or on sales of Class B shares to investors exempt from the Deferred Sales Charge. Service agents that sell Class B shares will also receive a portion of the service fee payable under the Class B Service Plan at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares sold by them.

CLASS C SHARES

    Class C shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Service agents selling Class C shares receive a commission of up to 1.00% of the purchase price of the Class C shares they sell. Starting in the 13th month after purchase, service agents also will receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares that they have sold. See "Deferred Sales Charge Provisions" below.

CLASS Y SHARES

    Class Y shares are sold without an initial sales charge or Deferred Sales Charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan's recordkeeper; or 401(k) plans of Citigroup and its affiliates).

GENERAL

    Investors may purchase shares from a service agent that has entered into a sales or service agreement with the distributor concerning the fund. In addition, certain investors, including qualified retirement plans which are customers of certain service agents, may be eligible to purchase shares directly from the fund. When purchasing shares of a fund, investors must specify the fund's name and whether the purchase is for Class A, Class B, Class C or Class Y shares. Service agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the sub-transfer agent are not subject to a maintenance fee.

    Investors in Class A, Class B and Class C shares may open an account in a fund by making an initial investment of at least (i) $1,000 for each account,
(ii) $250 for an IRA, a Self-Employed Retirement Plan, or a Uniform Gifts or Transfers to Minor account, (iii) $25 for a Qualified Retirement Plan (a plan qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(K) plans) and (iv) $1 for Simple IRAs in a fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least (i) $50 may be made for all classes for each account, IRA, Self-Employed Retirement Plan, or Uniform Gifts or Transfers to Minor account, (ii) $25 for a Qualified Retirement Plan and
(iii) $1 for a Simple IRA. The minimum initial and subsequent investments required for Systematic Investment Plans are discussed below under "Systematic Investment Plans." There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGM, unitholders who invest distributions from a unit investment trust ("UIT") sponsored by CGM, and directors/trustees of any Citigroup affiliated funds, including the Smith Barney mutual funds, and their spouses and children. Each fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

    Shares purchased will be held in the shareholder's account by the service agent. Neither fund issues share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.

    Purchase orders received by a fund or its agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a service agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through a service agent, payment for shares of a fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

    From time to time, the funds' distributor or the manager, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of the funds. Such concessions provided by the funds' distributor or the manager may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the funds, and/or other dealer-sponsored events. From time to time the funds' distributor or the manager may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

SYSTEMATIC INVESTMENT PLAN

    Class A, Class B and Class C shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a service agent or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by its service agent or the sub-transfer agent. The Systematic Investment Plan also authorizes a service agent to apply cash held in the shareholder's brokerage account opened with the service agent or redeem the shareholder's shares of certain money market funds to make additions to the account. Additional information is available from the funds or the investor's service agent.

SALES CHARGE WAIVERS AND REDUCTIONS

INITIAL SALES CHARGE WAIVERS


    Purchases of Class A shares may be made at net asset value without an initial sales charge in the following circumstances: (a) sales to (i) board members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney mutual funds (including retired board members and employees); the immediate families of such persons (including the surviving spouse of a deceased board member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD, provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with a fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of financial consultants or other registered representatives who recently joined a broker-dealer affiliated with Citigroup that has a sales agreement with the distributor concerning a fund, if certain conditions are met; (d) purchases by shareholders who have redeemed Class A shares in a fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by certain investment advisory subsidiaries of Citigroup;
(f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by CGM; (i) purchases by investors participating in a CGM fee-based arrangement; (j) purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with certain Citigroup affiliates, including Citistreet Retirement Programs; (k) separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (l) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; (m) purchases by executive deferred compensation plans participating in the Citigroup Global Markets Inc. ExecChoice program and; (n) purchases by retirement plans where such plan's record keeper offers only load-waived shares and where the shares are held on the books of a fund through an omnibus account. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the waiver of the sales charge.


RIGHT OF ACCUMULATION

    Class A shares of a fund may be purchased by any person, as defined above, at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of most other Smith Barney mutual funds that are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter. Additional information is available from the funds or the investor's service agent.

LETTER OF INTENT -- CLASS A SHARES

    A Letter of Intent for an amount of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of a fund and other Smith Barney mutual funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact your service agent or the transfer agent to obtain a Letter of Intent application.

LETTER OF INTENT -- CLASS Y SHARES

    A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares of Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be converted to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to a fund's Class A shares, which may include a Deferred Sales Charge of 1.00%. Please contact your service agent or the transfer agent for further information.

DEFERRED SALES CHARGE PROVISIONS

    Deferred Sales Charge Shares are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.

    Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a Deferred Sales Charge to the extent that the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed six years or later since their purchase; or (d) with respect to Class C shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

    Class C shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding account statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

    YEAR SINCE PURCHASE PAYMENT WAS MADE              DEFERRED SALES CHARGE
    ------------------------------------              ---------------------
    1st                                                     5%
    2nd                                                     4%
    3rd                                                     3%
    4th                                                     2%
    5th                                                     1%
    6th and thereafter                                     None

    Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to the higher Class B share distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

    The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any Deferred Sales Charge will be paid to the fund's distributor.

    To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired five additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total Deferred Sales Charge of $9.60.

WAIVERS OF DEFERRED SALES CHARGE

    The Deferred Sales Charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Redemption of Shares -- Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 593.-31/2; (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; and (g) involuntary redemptions of small account balances. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption.

    Deferred Sales Charge waivers will be granted subject to confirmation (by service agents in the case of shareholders who hold shares through a service agent or by the sub-transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

SMITH BARNEY RETIREMENT PROGRAM

    The funds offer Class A and Class C shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan's recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney Mutual Funds.

    There are no sales charges when you buy or sell shares through a participating plan and the class of shares a participating plan may purchase depends on the amount of its initial investment and/or the date its account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

    Class A Shares. Class A shares may be purchased by plans initially investing at least $3 million.

    Class C Shares. Class C shares may be purchased by plans initially investing less than $3 million. Class C shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

    If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan's total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the funds. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

    Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

    For further information regarding this Program, contact your Service Agent or the Transfer Agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the Transfer Agent for information regarding the Class B or Class C exchange privileges applicable to their plan.

REDEMPTION OF SHARES

    General. Each fund is required to redeem the shares tendered to it, as described below, at a redemption price equal to the net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable Deferred Sales Charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

    The service agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each service agent.

    If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions from the shareholder's service agent, or if the shareholder's account is not with a service agent, from the shareholder directly. The redemption proceeds, except as noted below, will be remitted on or before the third business day following receipt of proper tender, except on days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days.

    Shares held by CGM as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by CGM as custodian may be redeemed through an investor's service agent, or by submitting a written request for redemption to:

    Smith Barney Diversified Large Cap Growth Fund or Smith Barney Small Cap
        Growth Opportunities Fund (please specify)
        Class A, B, C or Y (please specify)
        c/o PFPC Inc.
        P.O. Box 9699
        Providence, Rhode Island 02940-9699

    A written redemption request must (a) state the name of the fund for which you are redeeming shares, (b) state the class and number or dollar amount of shares to be redeemed, (c) identify the shareholder's account number and (d) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. A signature guarantee may also be required however, if (i) the sub-transfer agent is instructed to mail the redemption proceeds to an address different than the address on the account,
(ii) the account registration information has changed, (iii) the redemption proceeds are paid to someone other than the account owner(s) or (iv) the redemption proceeds are transferred to an acount with a different registration. Redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

    Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 ($5,000 for retirement plan accounts) and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of a fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares subject to a Deferred Sales Charge at the time the Withdrawal Plan commences. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments will reduce the shareholder's investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or classes of a fund.

    Shareholders who wish to participate in the Withdrawal Plan and who hold their shares of the fund in certificate form must first deposit their share certificates with the sub-transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund involved. A shareholder who purchases shares directly through a fund may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact their service agent or a fund's sub-transfer agent.

    Telephone Redemption and Exchange Program. Shareholders who do not have a brokerage account with a service agent may be eligible to redeem and exchange fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee that will be provided to the transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/ her initial investment in a fund.)

    Redemptions. Redemption requests of up to $50,000 of any class or classes of a fund's shares may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued, are not permitted under this program.

    A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The transfer agent reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

    Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.

    Additional Information regarding Telephone Redemption and Exchange Program. Neither a fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. Each fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

    The right of redemption may be suspended or the date of payment postponed
(a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in markets a fund normally utilizes is restricted, or an emergency as determined by the SEC exists, so that disposal of the fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for the protection of the fund's shareholders.

    Distributions in Kind. If the Board of Trustees of the Trust determines that it would be detrimental to the best interests of the remaining shareholders of a fund to make a redemption payment wholly in cash, the fund may pay, in accordance with the SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Shareholders should expect to incur brokerage costs when subsequently selling shares redeemed in kind.

EXCHANGE PRIVILEGE

    General. Except as noted below, shareholders of any of the Smith Barney mutual funds may exchange all or part of their shares for shares of the same class of other Smith Barney mutual funds, to the extent such shares are offered for sale in the shareholder's state of residence and provided your service agent is authorized to distribute shares of the fund, on the basis of relative net asset value per share at the time of exchange.

    Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

    The exchange privilege enables shareholders in any Smith Barney mutual fund to acquire shares of the same class in a fund with different investment objectives when they believe a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from your service agent.

    Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable Deferred Sales Charge, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. The fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

    Class B Exchanges. Class B shares of any fund may be exchanged for other Class B shares without a Deferred Sales Charge. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares into any of the funds imposing a higher Deferred Sales Charge than that imposed by the funds, the exchanged Class B shares will be subject to the higher applicable Deferred Sales Charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

    Class C Exchanges. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged.

    Class A and Class Y Exchanges. Class A and Class Y shareholders of a fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

ADDITIONAL INFORMATION REGARDING THE EXCHANGE PRIVILEGE

    Neither fund is designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. Accordingly, if a fund's management in its sole discretion determines that an investor is engaged in excessive trading, that fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. A fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. Each fund's policy on excessive trading applies to investors who invest in the fund directly or through service agents, but does not apply to any systematic investment plans described in the prospectus.

    During times of drastic economic or market conditions, the funds may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

    Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares--Telephone Redemption and Exchange Program" above. Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

    This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold Fund shares through service agents, their service agents to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

DETERMINATION OF PUBLIC OFFERING PRICE


    The funds offer their shares to the public on a continuous basis. The public offering price for a Class A, Class B, Class C and Class Y share of a fund is equal to the net asset value per share at the time of purchase, plus the applicable initial sales charge for Class A shares. A Deferred Sales Charge, however, is imposed on certain redemptions of Class A, Class B and Class C shares. The method of computation of the public offering price is shown in each fund's financial statements, incorporated by reference in their entirety into this SAI.


INVOLUNTARY REDEMPTIONS OF SHARES

    A fund may cause a shareholder's shares to be redeemed under certain circumstances, including in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a fund if necessary and to eliminate ownership of shares by a particular shareholder when a fund determines, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of that fund (for example, in the case of a market timer).

                                7.  MANAGEMENT

    Each fund is supervised by a Board of Trustees. In each case, over two-thirds of the Trustees are not affiliated with the Manager. The Trustees and officers of the Trust, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup Inc. ("Citigroup") the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee and officer is Citigroup Asset Management, c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022. Each Trustee and officer until that individual resigns, retires or is otherwise removed.

    An asterisk in the table below identifies those Trustees and officers who are "interested persons" of the Trust as defined in the 1940 Act. Each Trustee and officer of the Trust noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates described in the table below.


                                                                                                                NUMBER OF
                                                                     PRINCIPAL OCCUPATION                    PORTFOLIOS IN
                                          POSITION HELD             DURING PAST FIVE YEARS                    FUND COMPLEX
                                          AND LENGTH OF                AND OTHER BOARD                         OVERSEEN BY
NAME AND AGE                               TIME SERVED                MEMBERSHIPS HELD                           TRUSTEE
-------------                             -------------             ----------------------                    -------------
INTERESTED TRUSTEE

R. Jay Gerken*                         Chairman of the Board    Managing Director of CGM; Chairman,                   222
Born 1951                              and Trustee since 2002   President, and Chief Executive Officer of
                                                                SBFM, Travelers Investment Adviser, Inc.
                                                                ("TIA") and Citi Fund Management Inc.
                                                                ("CFM"); President and Chief Executive
                                                                Officer of certain mutual funds associated
                                                                with Citigroup Inc; formerly, Portfolio
                                                                Manager of Smith Barney Allocation Series
                                                                Inc. (from 1996 to 2001) and Smith Barney
                                                                Growth and Income Fund (from 1996 to
                                                                2001).

DISINTERESTED TRUSTEES

Elliott J. Berv                        Trustee since 2001       Board Member, American Identity Corp.                 37
Born 1943                                                       (doing business as Morpheus Technologies)
                                                                (biometric information management) (since
                                                                2001; consultant since 1999); Director,
                                                                Lapoint Industries (industrial filter
                                                                company) (since 2002); Executive Vice
                                                                President and Chief Operations Officer,
                                                                DigiGym Systems (on-line personal training
                                                                systems) (since 2001); Consultant,
                                                                Catalyst (consulting) (since 1984);
                                                                Director, Alzheimer's Association (New
                                                                England Chapter) (since 1998); Chief
                                                                Executive Officer, MotoCity USA
                                                                (motorsport racing) (since 2004).

Donald M. Carlton                      Trustee since 2001       Director, Temple-Inland (forest products)             32
Born 1937                                                       (since 2003); Director, American Electric
                                                                Power Co. (electric utility) (since 1999);
                                                                Consultant, URS Corporation (engineering)
                                                                (since 1999); Director, National
                                                                Instruments Corp. (technology) (since
                                                                1994); former Chief Executive Officer,
                                                                Radian International L.L.C. (engineering)
                                                                (1996 - 1998); Member of Management
                                                                Committee, Signature Science (research and
                                                                development) (since 2000); former
                                                                Director, Valero Energy (petroleum
                                                                refining) (1999 - 2003).

A. Benton Cocanougher                  Trustee since 2001       Interim Chancellor, Texas A&M University              32
Born 1938                                                       System (since 2003); former Special
                                                                Advisor to the President, Texas A&M
                                                                University (2002 - 2003); former Dean
                                                                Emeritus and Wiley Professor, Texas A&M
                                                                University (2001 - 2002); former Dean and
                                                                Professor of Marketing, College and
                                                                Graduate School of Business of Texas A&M
                                                                University (1987 - 2001).

Mark T. Finn                           Trustee since 2001       Adjunct Professor, College of William &               37
Born 1943                                                       Mary (since 2002); Principal/Member,
                                                                Balvan Partners (investment management)
                                                                (since 2002); Chairman, Chief Executive
                                                                Officer and Owner, Vantage Consulting
                                                                Group, Inc. (investment advisory and
                                                                consulting firm) (since 1988); former Vice
                                                                Chairman and Chief Operating Officer,
                                                                Lindner Asset Management Company (mutual
                                                                fund company (1999 - 2001); former
                                                                President and Director, Delta Financial,
                                                                Inc. (investment advisory firm) (1983 -
                                                                1999); former General Partner and
                                                                Shareholder, Greenwich Ventures LLC
                                                                (investment partnership) (1996 - 2001);
                                                                former President, Secretary, and Owner,
                                                                Phoenix Trading Co. (commodity trading
                                                                advisory firm) (1997 - 2000).

Stephen Randolph Gross                 Trustee since 2001       Director, Anderson Calhoun (assisted                  37
Born 1947                                                       living) (since 1987); Chief Executive
                                                                Officer, HLB Gross Collins, P.C.
                                                                (accounting firm) (since 1979); Treasurer,
                                                                Coventry Limited, Inc. (since 1985);
                                                                former Partner, Capital Investment
                                                                Advisory Partners (consulting) (2000 -
                                                                2002); former Director, United Telesis,
                                                                Inc. (telecommunications) (1997 - 2002);
                                                                former Director, ebank.com, Inc. (1997 -
                                                                2004); former Secretary, Carint N.A.
                                                                (manufacturing) (1988 - 2002); former
                                                                Chief Operating Officer, General Media
                                                                Communications, Inc. (March 2003 - August
                                                                2003); former Managing Director,
                                                                Fountainhead Ventures, L.L.C. (consulting)
                                                                (1998 - 2003); former Treasurer, Hank
                                                                Aaron Enterprises (fast food franchise)
                                                                (1985 - 2001); former Director, Yu Save,
                                                                Inc. (internet company) (1998 - 2000);
                                                                former Director, Hotpalm.com, Inc.
                                                                (wireless applications) (1998 - 2000).

Diana R. Harrington                    Trustee since 1992       Professor, Babson College (since 1993).               37
Born 1940

Susan B. Kerley                        Trustee since 1992       Consultant, Strategic Management Advisors,            37
Born 1951                                                       LLC (investment consulting) (since 1990);
                                                                Director, Eclipse Funds (currently
                                                                supervises 12 investment companies in fund
                                                                complex) (since 1990).

Alan G. Merten                         Trustee since 2001       President, George Mason University (since             32
Born 1942                                                       1996); Director, Digital Net Holdings,
                                                                Inc. (since 2003); former Director,
                                                                Comshare, Inc. (information technology)
                                                                (1985 - 2003).

R. Richardson Pettit                   Trustee since 2001       Professor of Finance, University of                   32
Born 1942                                                       Houston (1977 - 2002); independent
                                                                consultant (since 1984).

OFFICERS
R. Jay Gerken*                         Chairman, President and  Managing Director of CGM; Chairman,                   N/A
Born 1951                              Chief Executive Officer  President, and Chief Executive Officer of
                                       since 2002               SBFM, Travelers Investment Adviser, Inc.
                                                                ("TIA") and Citi Fund Management Inc.
                                                                ("CFM"); President and Chief Executive
                                                                Officer of certain mutual funds associated
                                                                with Citigroup; formerly, Portfolio
                                                                Manager of Smith Barney Allocation Series
                                                                Inc. (from 1996 to 2001) and Smith Barney
                                                                Growth and Income Fund (from 1996 to
                                                                2001).

Andrew B. Shoup*                       Senior Vice President    Director of Citigroup Asset Management      N/A
Born 1956                              and Chief                ("CAM"); Senior Vice President and Chief
                                       Administrative Officer   Administrative Officer of mutual funds
                                       since 2003               associated with Citigroup; Treasurer of
                                                                certain mutual funds associated with
                                                                Citigroup (since 2004); Head of
                                                                International Funds Administration of CAM
                                                                (from 2001 to 2003); Director of Global
                                                                Funds Administration of CAM (from 2000 to
                                                                2001); Head of U.S. Citibank Funds
                                                                Administration of CAM (from 1998 to 2000).

Frances Guggino*                       Chief Financial Officer  Vice President, CAM; Treasurer and/or                 N/A
Born 1957                              and Treasurer since      Controller of certain funds associated
                                       2004                     with Citigroup (since 1991).
                                       Treasurer since 2002

Andrew Beagley*                        Chief Anti-Money         Director, CGM (since 2000); Director of               N/A
Born 1962                              Laundering Compliance    Compliance, North America, CAM (since
                                       Officer since 2002       2000); Chief Anti-Money Laundering
                                       Chief Compliance         Compliance Officer of mutual funds
                                       Officer since 2004       associated with Citigroup; Director of
                                                                Compliance, Europe, the Middle East and
                                                                Africa, CAM (1999 - 2000); Compliance
                                                                Officer, Salomon Brothers Asset Management
                                                                Limited, Smith Barney Global Capital
                                                                Management Inc., Salomon Brothers Asset
                                                                Management Asia Pacific Limited (1997 -
                                                                1999).

Rocco Del Guercio*                     Assistant Treasurer      Vice President, CAM (since 2004);                     N/A
Born 1963                              since 2004               Assistant Treasurer of certain mutual
                                                                funds associated with Citigroup; Vice
                                                                President and Treasurer of certain mutual
                                                                funds associated with Credit Suisse Asset
                                                                Management (1996-2004).

Robert I. Frenkel*                     Chief Legal Officer      Managing Director and General Counsel,                N/A
Born 1955                              since 2003 and           Global Mutual Funds for CAM (since 1994);
                                       Secretary since 2000     Secretary of CFM; Secretary of certain
                                                                mutual funds associated with Citigroup;
                                                                Chief Legal Officer of mutual funds
                                                                associated with Citigroup.

Thomas C. Mandia*                      Assistant Secretary      Director and Deputy General Counsel, CAM              N/A
Born 1962                              since 2000               (since 1992); Assistant Secretary of
                                                                certain mutual funds associated with
                                                                Citigroup.

Rosemary D. Emmens*                    Assistant Secretary      Director and Associate General Counsel,               N/A
Born 1969                              since 2000               CAM (since 1998); Counsel, The Dreyfus
                                                                Corporation (from 1995 to 1998); Assistant
                                                                Secretary of certain mutual funds
                                                                associated with Citigroup.

Harris Goldblat*                       Assistant Secretary      Director and Associate General Counsel,               N/A
Born 1969                              since 2000               CAM (since 2000); Assistant Secretary of
                                                                certain mutual funds associated with
                                                                Citigroup; Associate, Stroock & Stroock &
                                                                Lavan LLP (from 1997 to 2000).

Joseph Volpe*                          Assistant Controller     Vice President, CAM (since 1992);                     N/A
Born 1962                              since 2002               Controller and/or Assistant Controller of
                                                                certain mutual funds associated with
                                                                Citigroup; Vice President and Treasurer of
                                                                certain mutual funds associated with
                                                                Credit Suisse Asset Management
                                                                (1996 - 2004).

Kaprel Ozsolak*                        Vice President of CGM -  Assistant Controller of a number of mutual            N/A
Born 1965                              since 2002               funds associated with Citigroup (since
                                                                1996).

Susan C. Curry*                        Director of Tax - US     Partner (since 2001) and Senior Manager               N/A
Born 1966                              Funds Administration -   (since 1997) with Deloitte and Touche LLP
                                       since August 2004        in their Investment Management Group in
                                                                New York.

Matthew Plastina*                      Assistant Controller -   Assistant Vice President of CAM (since                N/A
Born 1970                              since 2004               1999); Manager then Assistant Controller
                                                                of certain mutual funds associated with
                                                                Citigroup

Marisel Class*                         Assistant Controller -   Vice President of CAM (since 1999);                   N/A
Born 1961                              since 2004               Manager then Assistant Controller of
                                                                certain mutual funds associated with
                                                                Citigroup.

Kim Daly*                              Assistant Controller -   Assistant Vice President of CAM (since                N/A
Born 1966                              since September 2004     1996), Manager then Assistant Controller
                                                                of certain mutual funds associated with
                                                                Citigroup.

John Gong*                             Vice President of CGM -  Assistant Controller of certain mutual                N/A
Born 1962                              since 1995               funds associated with Citigroup.

Wendy S. Setnicka*                     Controller - since 2004  Vice President of CGM; Controller of                  N/A
Born 1964                                                       certain mutual funds associated with
                                                                Citigroup

James Giallanza*                       Chief Financial Officer  Director of CGM; Chief Financial Officer              N/A
Born 1966                              and Treasurer - since    and Treasurer of certain mutual funds
                                       2004                     associated with Citigroup; Director and
                                                                Controller of the U.S. wholesale business
                                                                at UBS Global Asset Management US, Inc.
                                                                (from September 2001 - July 2004);
                                                                Treasurer of Lazard Funds (from June 1998
                                                                to June 2000).

Robert Brault*                         Treasurer - since 2004   Director of CGM; Chief Financial Officer              N/A
Born 1965                                                       and Treasurer of certain mutual funds
                                                                associated with Citigroup; Assistant
                                                                Treasurer of certain mutual funds
                                                                associated with Citigroup; Director of
                                                                Internal Controls for CAM U.S. Mutual Fund
                                                                Administration (from 2002-2004); Director
                                                                of Project Management & Information
                                                                Systems for CAM U.S. Mutual Fund
                                                                Administration (from 2000-2002); Vice
                                                                President of Mutual Fund Administration at
                                                                Investors Capital Services (from
                                                                1999-2000).

    The business affairs of the funds are managed by or under the direction of the Board of Trustees.

    The Board of Trustees has a standing Audit Committee comprised of all of the Trustees who are not "interested persons" of the fund within the meaning of the 1940 Act. The Audit Committee reviews the scope of the fund's audit, accounting and financial reporting policies and practices and internal controls. The Audit Committee approves, and recommends to the disinterested Trustees for their ratification, the selection, appointment, retention or termination of the fund's independent auditors and approves the compensation of the independent auditors. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent auditors and all permissible non-audit services provided by the fund's independent auditors to its manager and any affiliated service providers if the engagement related directly to the fund's operations and financial reporting. During the most recent fiscal year, the Audit Committee met four times.

    The Board of Trustees also has a standing Governance Committee and Performance and Review Committee. All Trustees who are not "interested persons" of the funds are members of the Governance and Performance and Review Committees. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the board. The Governance Committee met four times during the fiscal year ended October 31, 2004. The Governance Committee does not have a procedure to consider nominees recommended by shareholders. The Performance and Review Committee is responsible for, among other things, reviewing fund performance and benchmarks and overseeing the implementation and renewal of each fund's management contract, distribution plans and distribution agreement. The Performance and Review Committee met four times during the fiscal year ended October 31, 2004.

    The following table shows the amount of equity securities owned by the Trustees in other portfolios associated with Citigroup supervised by the Trustees as of December 31, 2004:


                                                       DOLLAR RANGE OF EQUITY SECURITIES IN THE
                                                                                                         AGGREGATE RANGE OF EQUITY
                                                                                                             SECURITIES IN ALL
                                                                                                            PORTFOLIOS OVERSEEN
                                                                                                           BY THE TRUSTEE IN THE
NAME OF TRUSTEE                                    LARGE CAP GROWTH FUND       SMALL CAP GROWTH FUND           FUND COMPLEX
---------------                                    ---------------------       ---------------------      -------------------------

INTERESTED TRUSTEE
R. Jay Gerken                                               None                       None                    over $100,000

DISINTERESTED TRUSTEES
Elliott J. Berv                                             None                       None                  $50,001-$100,000
Donald M. Carlton                                           None                       None                    over $100,000
A Benton Cocanougher                                        None                       None                     $1-$10,000
Mark T. Finn                                                None                    $1-$10,000                  $1-$10,000
Stephen Randolph Gross                                      None                       None                        None
Diana R. Harrington                                         None                       None                        None
Susan B. Kerley                                             None                       None                     $1-$10,000
Alan G. Merten                                              None                       None                     $1-$10,000
R. Richardson Pettit                                        None                       None                   $10,001-$50,000

    None of the disinterested Trustees or their family members had any interest in the manager, CGM, and any person directly or indirectly controlling, controlled by, or under common control with the manager or CGM as of December 31, 2004.

    Information regarding compensation paid to the Trustees for the fiscal year ended October 31, 2004 is set forth below. The members of each Board who are not "interested persons," as defined in the 1940 Act, receive a fee for each meeting of the fund's Board of Trustees and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an "interested person," as defined in the 1940 Act, does not receive compensation from the funds but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

    Each fund in the fund complex pays a pro rata share of Trustee fees based upon asset size. The funds currently pay each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $48,000 plus $12,000 for each regularly scheduled Board of Trustees meeting attended, $6,000 (or such other amount as may be approved by the lead independent trustee) for each special telephonic or in-person Board meeting attended, and $500 for each ad-hoc telephonic meeting in which that Trustee participates. The lead independent Trustee will receive an additional $10,000 per year and the Chairs of the Audit Committee and Performance and Review Committee will each receive an additional $7,500 per year. The funds will reimburse Trustees for travel and out-of-pocket expenses incurred in connection with Board of Trustees meetings.

TRUSTEES COMPENSATION TABLE

                                                                           PENSION OR          TOTAL
                                                                           RETIREMENT      COMPENSATION
                                        AGGREGATE          AGGREGATE        BENEFITS      FROM FUNDS AND           NUMBER OF
                                      COMPENSATION       COMPENSATION     PAID AS PART     FUND COMPLEX          PORTFOLIOS IN
                                    FROM LARGE CAP      FROM SMALL CAP       OF FUND          PAID TO            FUND COMPLEX
TRUSTEE                              GROWTH FUND(1)     GROWTH FUND(1)     EXPENSES(1)      TRUSTEES(2)     SERVED BY TRUSTEE(2)(3)
-------                             ---------------     --------------    ------------    ---------------   -----------------------
INTERESTED TRUSTEE
R. Jay Gerken                             $  0               $  0             None           $      0                 222

DISINTERESTED TRUSTEES
Elliott J. Berv                           $249               $ 46             None           $ 90,200                  37
Donald M. Carlton                         $257               $ 50             None           $ 92,800                  32
A. Benton Cocanougher                     $279               $ 93             None           $ 83,400                  32
Mark T. Finn                              $264               $ 51             None           $ 95,400                  37
Stephen Randolph Gross                    $265               $ 52             None           $ 95,300                  37
Diana R. Harrington                       $249               $ 46             None           $ 90,100                  37
Susan B. Kerley                           $329               $ 64             None           $120,200                  37
Alan G. Merten                            $228               $ 43             None           $ 82,600                  32
C. Oscar Morong, Jr.(4)                   $908               $152              (4)              (4)                   (4)
R. Richardson Pettit                      $253               $ 50             None           $ 90,300                  32
Walter E. Robb, III(4)                    $908               $152              (4)              (4)                   (4)


(1) Information is for the fiscal year ended October 31, 2004.
(2) Information is for the calendar year ended December 31, 2004.
(3) Two of the funds in the Fund Complex were not operational during the calendar year ended December 31, 2004.

(4) Messrs. Morong and Robb retired as Trustees of the Funds on December 31, 2004. Information on payments made under the Funds'
    Retirement Plan is provided below.

    The Trustees of the funds have adopted a Retirement Plan for all Trustees who are not "interested persons" of the funds, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age
75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee's retirement. Trustees are first eligible to receive the minimum retirement benefit under the Plan (50% of the maximum benefit) after five years of service and attainment of at least the age of 67. Retirement benefit eligibility increases proportionally with each additional year of service until eligibility for the maximum benefit has been attained. Amounts under the Plan may be paid in twenty equal quarterly installments or, subject to the approval of the disinterested Trustees, in a lump sum (discounted to present value). Benefits under the Plan are unfunded.


    The following table shows the estimated retirement benefit that would be payable under the Plan upon retirement at the specified compensation and years-of-service classifications.

      AVERAGE COMPENSATION IN                                               YEARS OF SERVICE
       LAST YEAR OF SERVICE             5 YEARS        6 YEARS        7 YEARS        8 YEARS        9 YEARS      10 YEARS OR MORE
      -----------------------          --------       --------       --------       --------       --------      ----------------
             $ 50,000                  $125,000       $150,000       $175,000       $200,000       $225,000          $250,000
             $ 60,000                  $150,000       $180,000       $210,000       $240,000       $270,000          $300,000
             $ 70,000                  $175,000       $210,000       $245,000       $280,000       $315,000          $350,000
             $ 80,000                  $200,000       $240,000       $280,000       $320,000       $360,000          $400,000
             $ 90,000                  $225,000       $270,000       $315,000       $360,000       $405,000          $450,000
             $100,000                  $250,000       $300,000       $350,000       $400,000       $450,000          $500,000


    Assuming continuous service as a Trustee of the fund until the age of mandatory retirement under the Plan, each disinterested Trustee will have achieved at least ten credited years of service and will be eligible for the maximum retirement benefit under the Plan. During the fiscal year ended October 31, 2004, former Trustees of the Trust received the following retirement benefits under the Plan: Mr. Riley C. Gilley, an aggregate of $70,000 in four quarterly installment payments; Mr. E. Kirby Warren, an aggregate of $70,000 in four quarterly installment payments; each of Mr. C. Oscar Morong, Jr. and Mr. Walter E. Robb III received $335,299 in a lump sum payment.

    Officers receive no compensation from the funds although they may be reimbursed for reasonable travel expenses for attending meetings of the Board of Trustees.

    As of February 1, 2005, all Trustees and officers as a group owned less than 1% of the outstanding shares of each fund.

    As of February 1, 2005, the following persons owned of record the amounts indicated of the shares of the Class of the Large Cap Growth Fund:

FUND                               CLASS        PERCENT                  NAME                       ADDRESS
----                               -----        -------                  ----                       -------
Large Cap Growth Fund                C          11.1079%     Budchadkor 401K Trust          P.O. Box 479
                                                                                            Winnsboro, SC
                                                                                            29180-0479

As of February 1, 2005, the following persons owned of record the amounts indicated of the shares of the
Class of the Small Cap Growth Fund:

FUND                               CLASS        PERCENT                  NAME                       ADDRESS
----                               -----        -------                  ----                       -------
Small Cap Growth Fund                A           25.33%      Smith Barney Corporate         Two Tower Center
                                                             Trust Co.                      P.O. Box 1063
                                                                                            East Brunswick, NJ
                                                                                            08816-1063

Small Cap Growth Fund                B            6.59%      Edward D. Yasuko               5915 Thorntree Dr.
                                                             S. Barton Family Trust         San Jose, CA
                                                                                            95120-1787

Small Cap Growth Fund                Y            100%       Citigroup Global               333 West 34th Street,
                                                             Markets Inc.                   3rd Floor
                                                                                            New York, NY 10001

    The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust, or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

    The Declaration of Trust of the Trust further provides that (i) the appointment, designation or identification of a Trustee as a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that individual any duty, obligation or liability that is greater than the duties, obligations and liability imposed on that person as a Trustee in the absence of the appointment, designation or identification (except with respect to duties expressly imposed pursuant to the by-laws of the Trust, a committee charter or a Trust policy statement), (ii) no Trustee who has special skills or expertise, or is appointed, designated or identified shall be held to a higher standard of care by virtue thereof and
(iii) no appointment, designation or identification of a Trustee shall effect in any way that Trustee's rights to indemnification.


CODE OF ETHICS

    Pursuant to Rule 17j-1 of the 1940 Act, the funds, their investment advisers and principal underwriters have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

    Copies of the funds' Codes of Ethics are on file with the Securities and Exchange Commission ("SEC").

PROXY VOTING POLICIES & PROCEDURES

    Although individual Trustees may not agree with particular policies or votes by the manager, the Board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

    Non-equity securities, such as debt obligations and money market instruments are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, the manager would vote the proxy in accordance with the principals set forth in the manager's proxy voting policies and procedures, including the procedures that the manager uses when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the manager or any affiliated person of a fund or the manager, on the other.

    A summary of the manager's policies and procedures with respect to proxy voting is attached as Appendix A to this SAI. This summary gives a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the policies and procedures do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason there may be instances in which votes may vary from the policies and procedures presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with a fund's investment objectives.


    Information on how each fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 will be available (1) without charge, upon request, by calling 1-800-451-2010, (2) on each of the fund's website at https://www.smithbarneymutualfunds.com and (3) on the SEC's website at http://www.sec.gov.


MANAGER

    Smith Barney Fund Management LLC acts as the investment manager ("manager") to each of the funds pursuant to a management agreement (the "Management Agreement"). The Management Agreement was recently approved by investors of the funds. Subject to such policies as the Board of Trustees of the fund may determine, the manager manages the securities of and makes investment decisions for each fund. In addition, the manager provides certain administrative services to each fund under the Management Agreement.

    The manager is an indirect wholly-owned subsidiary of Citigroup. Citigroup businesses provide a broad range of financial services.

    The manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing investments for the funds. The Management Agreement provides that the manager may delegate the daily management of the securities of a fund to one or more subadvisers.

    Unless otherwise terminated, the Management Agreement will continue in effect for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the funds' Trustees or by a vote of a majority of the outstanding voting securities of each such fund, and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

    The manager provides the funds with general office facilities and supervises the overall administration of the funds, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the funds' independent contractors and agents; and arranging for the maintenance of books and records of each fund. Trustees, officers, and investors in the funds are or may become interested in the manager, as directors, officers, employees, or otherwise and directors, officers and employees of the manager are or may become similarly interested in the funds.

    The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by a fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund (as defined in the 1940 Act) or by a vote of a majority of the fund's Trustees, or by the manager on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the applicable fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.

    The Prospectus for the funds contains a description of the fees payable to the manager for services under the Management Agreement with respect to each fund. The manager may reimburse a fund or waive all or a portion of its management fees.

    In approving the continuation of each Management Agreement, the Board, including the independent trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory and administrative services provided and any additional benefits received by the manager or its affiliates in connection with providing services to each of the funds, compared the fees charged by the manager to those paid by similar funds for comparable services, and analyzed the expenses incurred by the manager with respect to each fund. The Board considered the quality of the manager's advisory, administrative and compliance staffs, including additional compliance resources being added. In addition, the trustees considered information received at regular meetings throughout the year related to each fund's performance and manager services, and benefits potentially accruing to the manager and its affiliates, from transfer agency, distribution and service relationships with the manager and/or affiliates of the manager. The Board also considered other benefits to the manager including benefits relating to the ability of the manager to make each of the fund's available to clients of the manager together with other financial services offered to clients by the manager and/or its affiliates.

    After requesting and reviewing such information as they deemed necessary (including additional information provided by the manager in response to inquiries for the independent trustees) and after meetings conducted by the independent trustees without management being present, the Board concluded that the Management Agreement was in the best interests of each fund and their respective shareholders. With respect to the Large Cap Growth Fund, the Board determined that the fund's performance (with respect to Class A shares) was below the median of funds in its peer group selected by a third party service provider over one, five and ten year periods ending April 30, 2004, but was just below the median for the three year period then ending. The Board also noted that a new portfolio manager had just become responsible for the fund. Though contractual management fees (with respect to Class A shares) were in excess of the median for the fund's peer group, the Board noted that actual management fees and actual total expenses, after giving effect to waivers and reimbursements, were below the median for the peer group. The Board also observed that, while the manager's profitability with respect to its services for the fund was substantial, it was not excessive in light of the nature and quality of the services provided by the manager. With respect to the Small Cap Growth Fund, the Board determined that the fund's performance (with respect to Class A shares) compared favorably with funds in its peer group selected by a third party service provider over one, three and five year periods ending April 30, 2004. The Board observed that, although contractual management fees (with respect to Class A shares) were in excess of the median for the fund's peer group, actual management fees and actual total expenses, after giving effect to waivers and reimbursements, were below the median for the peer group. The Board also noted that, while the manager's profitability with respect to its services for the fund was substantial, it was not excessive in light of the nature and quality of the services provided by the manager. The Board recognized that, with respect to each fund, other share classes may have higher expenses and correspondingly lower performance, but recognized that the higher expenses were attributable to the costs associated with the applicable distribution channel. The Board also considered that, although the fee waivers and reimbursements were voluntary, and could be discontinued or modified at any time, Citigroup Asset Management had advised the Board that overall expenses ratios of the funds would not be permitted to increase materially without disclosure to the Board. The independent trustees were advised by separate independent legal counsel throughout the process.


    For the period November 1, 2001 to May 12, 2002, the fees paid to Citi Fund Management Inc. under its Management Agreement with respect to the Large Cap Growth Fund were $909,203. For the period May 13, 2002 to October 31, 2002, the fees paid to SBFM under its Management Agreement with respect to the Large Cap Growth Fund were $593,876. For the fiscal years ended October 31, 2003 and 2004, the fees paid to SBFM under its Management Agreement with respect to the Large Cap Growth Fund were $1,180,666 and $1,873,350, respectively.

    For the period November 1, 2001 to May 12, 2002, the fees paid to Citi Fund Management Inc. under its Management Agreement with respect to the Small Cap Growth Fund were $0. For the period May 13, 2002 to October 31, 2002, and for the fiscal year ended October 31, 2003 all the fees payable to SBFM under its Management Agreement with respect to the Small Cap Growth Fund were voluntarily waived. For the fiscal year ended October 31, 2004, the fees paid to SBFM under its Management Agreement with respect to the Small Cap Growth Fund were $383,582.


    Citigroup Inc. affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The manager has informed the funds that, in making its investment decisions, it does not obtain or use material inside information in the possession of any affiliate of Citigroup Inc.

    The funds use the name "Smith Barney" by agreement with SBFM. If the manager, or its assignee, ceases to serve as the manager of the funds, the funds will change their respective names so as to delete the word "Smith Barney."

    The manager may retain a sub-administrator.

DISTRIBUTOR

    CGM, located at 388 Greenwich Street, New York, New York 10013 serves as each fund's distributor pursuant to a written agreement (the "Distribution Agreement") which was approved by the funds' Board of Trustees, including a majority of the independent Trustees. CGM is an affiliate of the manager of the funds.

    The Distribution Agreement is terminable with or without cause, without penalty, on 60 days' notice by the Board of Trustees of the Trust or by vote of holders of a majority of a fund's outstanding voting securities, or on 90 days' notice by CGM. Unless otherwise terminated, the Distribution Agreement shall continue for successive annual periods so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees, or (b) by a vote of a majority (as defined in the 1940 Act) of a fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act and the rules and regulations thereunder.

INITIAL SALES CHARGES

    The aggregate dollar amount of Initial Sales Charges on Class A and Class C shares received by CGM and its affiliates were as follows:

LARGE CAP GROWTH FUND

    Class A Shares

    For the fiscal year ended October 31:


    2004 ........................................................ $ 50,000
    2003 ........................................................ $ 27,000
    2002 ........................................................ $ 33,000


    Class C Shares

    For the fiscal year ended October 31:


    2004* ....................................................... $      0
    2003 ........................................................ $  1,000
    2002 ........................................................ $  4,000


    * Effective as of April 29, 2004, Class L shares were renamed Class C shares. On February 2, 2004, the initial sales charge of 1.00% on Class C shares was eliminated for purchases made after that date.

SMALL CAP GROWTH FUND

    Class A Shares

    For the fiscal year ended October 31:

    2004 ........................................................ $ 23,000
    2003 ........................................................ $  9,000
    2002 ........................................................ $ 15,000


    Class C Shares

    For the fiscal year ended October 31:

    2004* ....................................................... $  4,000
    2003 ........................................................ $  4,000
    2002 ........................................................ $  7,000

    * Effective as of April 29, 2004, Class L shares were renamed Class C shares. On February 2, 2004, the initial sales charge of 1.00% on Class C shares was waived for purchases made after that date.

DEFERRED SALES CHARGES


    The aggregate dollar amount of Deferred Sales Charges on Class B and Class C shares received by CGM and its affiliates were as follows:

LARGE CAP GROWTH FUND

    Class B Shares

    For the fiscal year ended October 31:

    2004 ........................................................ $  4,000
    2003 ........................................................ $ 12,000
    2002 ........................................................ $ 28,000


    Class C Shares

    For the fiscal year ended October 31:


    2004* ....................................................... $      0
    2003 ........................................................ $  1,000
    2002 ........................................................ $      0

    * Effective as of April 29, 2004, Class L shares were renamed Class C shares. On February 2, 2004, the initial sales charge of 1.00% on Class C shares was waived for purchases made after that date.


SMALL CAP GROWTH FUND


    Class B Shares

    For the fiscal year ended October 31:

    2004 ........................................................ $  4,000
    2003 ........................................................ $  3,000
    2002 ........................................................ $  4,000


    Class C Shares

    For the fiscal year ended October 31:

    2004* ....................................................... $  1,000
    2003 ........................................................ $      0
    2002 ........................................................ $  1,000
    * Effective as of April 29, 2004, Class L shares were renamed Class C shares. On February 2, 2004, the initial sales charge of 1.00% on Class C shares was waived for purchases made after that date.


SERVICE PLANS

    Class A, Class B and Class C shares of each fund have each adopted a Service Plan (each, a "Service Plan") in accordance with Rule 12b-1 under the 1940 Act. Under the Service Plans, a fund may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the fund attributable to that class in the case of the Plans relating to Class A shares, and not to exceed 1.00% of the average daily net assets of the fund attributable to that class in the case of the plans relating to Class B shares and Class C Shares. Such fees may be used to make payments to the distributor for distribution services, to service agents in respect of the sale of shares of the funds, and to other parties in respect of the sale of shares of the funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The funds also may make payments to the distributor, service agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the distributor to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.

    The Service Plans with respect to Class A and Class C shares also provide that the distributor, and service agents may receive the sales charge paid by Class A and Class C investors, respectively, as partial compensation for their services in connection with the sale of shares. The Service Plans with respect to Class B and Class C shares provide that the distributor and service agents may receive all or a portion of the Deferred Sales Charges paid by Class B and Class C investors, respectively.

    The Service Plans permit the funds to pay fees to the distributor, service agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the applicable Plan, the funds will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The funds will pay the fees to the distributor and others until the applicable Plan or Distribution Agreement is terminated or not renewed. In that event, the distributor's or other recipient's expenses in excess of fees received or accrued through the termination date will be the distributor's or other recipient's sole responsibility and not obligations of the funds. In their annual consideration of the continuation of the Service Plans for each fund, the Trustees will review the Service Plans and the expenses for each fund and each class within a fund separately.

    Each Service Plan also recognizes that various service providers to the funds, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the funds for other purposes, such as management fees, and that the funds' distributor or service agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the Plan. The Service Plans specifically provide that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the funds within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan.

    Each Service Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trust's Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Service Plan or in any agreement related to the Plan (for purposes of this paragraph "qualified Trustees"). The Trustees, in the exercise of their business judgement made in the best interests of the shareholders of the fund and each class, have approved the continuation of the Service Plans. Each Service Plan requires that the Trust and the distributor provide to the Board of Trustees, and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Service Plan. Each Service Plan further provides that the selection and nomination of the qualified Trustees is committed to the discretion of such qualified Trustees then in office. A Service Plan may be terminated with respect to any class of a fund at any time by a vote of a majority of the Trust's qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. A Service Plan may not be amended to increase materially the amount of the permitted expenses of a class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and qualified Trustees. The distributor will preserve copies of any plan, agreement or report made pursuant to the Service Plans for a period of not less than six years, and for the first two years the distributor will preserve such copies in an easily accessible place.

    As contemplated by the Service Plans, the distributor acts as the agent of the Trust in connection with the offering of shares of a fund pursuant to the Distribution Agreement. The Prospectus contains a description of fees payable to the distributor under the Distribution Agreement.


    For the fiscal years ended October 31, 2002, 2003 and 2004, the fees payable to CGM under the Distribution Agreement with respect to Class A shares of Large Cap Growth Fund were $590,552, $473,603 and $491,218, respectively. For the fiscal years ended October 31, 2002, 2003 and 2004, the fees payable to CGM under the Distribution Agreement with respect to Class B shares of Large Cap Growth Fund were $131,992, $103,484 and $110,793, respectively. For the fiscal years ended October 31, 2002, 2003 and 2004, the fees payable to CGM under the Distribution Agreement with respect to Class C shares of Large Cap Growth Fund were $3,960, $5,893 and $5,836, respectively. For the fiscal years ended October 31, 2002, 2003 and 2004, the fees payable to CGM under the Distribution Agreement with respect to Class Y shares of Large Cap Growth Fund were $0, $0 and $0, respectively.

    For the fiscal years ended October 31, 2002, 2003 and 2004, the fees payable to CGM under the Distribution Agreement with respect to Class A shares of Small Cap Growth Fund were $52,584, $44,794 and $58,159, respectively. For the fiscal years ended October 31, 2002, 2003 and 2004, the fees payable to CGM under the Distribution Agreement with respect to Class B shares of Small Cap Growth Fund were $18,716, $19,069 and $29,183, respectively. For the fiscal years ended October 31, 2002, 2003 and 2004, the fees payable to CGM under the Distribution Agreement with respect to Class C shares of Small Cap Growth Fund were $10,102, $14,592 and $83,388, respectively. For the fiscal years ended October 31, 2002, 2003 and 2004, the fees payable to Salomon Smith Barney Inc. under the Distribution Agreement with respect to Class Y shares of Small Cap Growth Fund were $0, $0, and $0, respectively.


    Each Service Plan also recognizes that various service providers to the funds, such as its manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the funds for other purposes, such as management fees, and that the funds' distributor or service agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the Plan. The Service Plans specifically provide that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the funds within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan.


    For the fiscal year ended October 31, 2004, the distributor and/or service agents incurred the following distribution expenses under the applicable Service Plan for each class of each fund:

                                                                              AMOUNT        AMOUNT SPENT
                                         FINANCIAL                           SPENT ON       ON PRINTING
                                         CONSULTANT          BRANCH         ADVERTISING     AND MAILING
                                        COMPENSATION       OPERATIONS      AND MARKETING   OF PROSPECTUS        TOTAL
                                        ------------       ----------      -------------   -------------        -----
Large Cap Growth Fund
  Class A                                 $133,714          $58,918           $ --            $  --            $192,631
  Class B                                 $ 51,597          $34,411           $ 1,977         $ 1,217          $ 89,202
  Class C                                 $  3,633          $ 3,402           $   271         $   161          $  7,467
Small Cap Growth Fund
  Class A                                 $ 30,200          $ 7,569           $ --            $  --            $ 37,769
  Class B                                 $ 13,986          $ 8,049           $ 1,419         $   756          $ 24,211
  Class C                                 $ 57,882          $51,283           $30,552         $13,748          $153,465

EXPENSES


    In addition to amounts payable under the Management Agreement and the Service Plans, each fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with the manager or the fund's distributor, government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums. The Prospectus for each fund contains more information about the expenses of each fund.

TRANSFER AGENT

    The Trust has entered into a Transfer Agency and Services Agreement pursuant to which Citigroup Trust Bank, fsb (formerly known as Travelers Bank & Trust, fsb), an affiliate of CGM and the manager ("CTB"), acts as transfer agent for each fund. Under the Transfer Agency and Service Agreement, CTB maintains the shareholder account records for the funds, handles certain communications between shareholders and the funds and distributes dividends and distributions payable by the funds. For these services, CTB receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for a fund during the month and is reimbursed for out-of-pocket expenses.

    PFPC Inc. ("PFPC"), acts as sub-transfer agent pursuant to an agreement with CTB. Under the sub-transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the funds, handles certain communications between shareholders and the funds, and distributes dividends and distributions payable by the funds. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the funds during the month, and is reimbursed for out-of-pocket expenses.

    The principal place of business of CTB is 125 Broad Street, New York, New York 10004. The principal place of business of PFPC is P.O. Box 9699, Providence, Rhode Island 02940-9699.

CUSTODIAN

    The Trust also has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street Bank and Trust Company ("State Street"), pursuant to which custodial and fund accounting services, respectively, are provided for each fund. Among other things, State Street calculates the daily net asset value for the funds. Securities may be held for a fund by a sub-custodian bank approved by the fund's Trustees.

    The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    PricewaterhouseCoopers LLP is the independent registered public accounting firm for the funds, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. The address of PricewaterhouseCoopers LLP is 300 Madison Avenue, New York, New York 10017.


COUNSEL

    Bingham McCutchen LLP, 150 Federal Street, Boston, MA 02110, acts as counsel for the funds.

                          8.  PORTFOLIO TRANSACTIONS

    The manager trades securities for a fund if it believes that a transaction net of costs (including custodian charges) will help achieve the fund's investment objective. Changes in the fund's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for each fund are made by a portfolio manager who is an employee of the manager and who is appointed and supervised by its senior officers. The portfolio manager may serve other clients of the manager in a similar capacity.

    In connection with the selection of brokers or dealers and the placing of portfolio securities transactions, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a fund and/or the other accounts over which the manager or its affiliates exercise investment discretion. The manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the manager or its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust periodically review the commissions paid by a fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to a fund.


    For the fiscal year ended October 31, 2004, the Small Cap Growth Fund directed brokerage transactions totaling $572,067.03 to brokers because of research services. The amount of brokerage commissions paid on such transactions totaled approximately $983.90. For the fiscal year ended October 31, 2004, the Large Cap Growth Fund directed brokerage transactions totaling $24,432.70 to brokers because of research services. The amount of brokerage commissions paid on such transactions totaled approximately $22,445.


    The management fees that a fund pays to the manager will not be reduced as a consequence of the manager's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the manager, the manager would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

    In certain instances there may be securities that are suitable as an investment for a fund as well as for one or more of the manager's other clients. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a fund. When purchases or sales of the same security for a fund and for other portfolios managed by the manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.


    For the fiscal years ended October 31, 2002, 2003 and 2004, the Large Cap Growth Fund paid brokerage commissions of $219,273, $129,782 and $399,359, respectively. For the fiscal years ended October 31, 2002, 2003 and 2004, the Small Cap Growth Fund paid brokerage commissions of $19,259, $172,568 and $256,759, respectively.


    Each fund may from time to time place brokerage transactions with the fund's distributor, CGM, or through other brokers that may be considered affiliated persons of the manager or a distributor. The Board of Trustees has adopted procedures designed to ensure that commissions paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.

    The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the funds may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the funds from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.


    For the fiscal year ended October 31, 2002, the Large Cap Growth Fund and the Small Cap Growth Fund paid $2,885 and $0 in brokerage commissions to affiliated brokers, respectively. For the fiscal year ended October 31, 2003, the Large Cap Growth Fund and the Small Cap Growth Fund paid $3,599 and $75 in brokerage commissions to affiliated brokers respectively. For the fiscal year ended October 31, 2004, the Large Cap Growth Fund and the Small Cap Growth Fund paid $0 and $65 in brokerage commissions to affiliated brokers respectively.


    For each affiliated broker, the tables below set forth the percentage of the Large Cap Growth Fund aggregate brokerage commissions paid to the broker during the fiscal year ended October 31, 2004, and the percentage of that fund's aggregate dollar amount of transactions involving the payment of commissions effected through the broker during the same period.

    For the fiscal year ended October 31, 2004, the percentage of each of the fund's aggregate brokerage commissions paid to CGM and the percentage of each of the fund's aggregate dollar amount of transactions involving the payment of commissions effected through CGM were as follows:

                                THE PERCENTAGE         THE PERCENTAGE OF THE
                                OF THE FUND'S         FUND'S AGGREGATE DOLLAR
                                  AGGREGATE            AMOUNT OF TRANSACTIONS
                                  BROKERAGE            INVOLVING THE PAYMENT
                                 COMMISSIONS               OF COMMISSION
              FUND               PAID TO CGM*          EFFECTED THROUGH CGM
              ----              ----------------      -----------------------

Large Cap Growth Fund                  0%                        0%
Small Cap Growth Fund               0.03%                     0.02%

    As of October 31, 2004, each of the Large Cap Growth Fund and the Small Cap Growth Fund did not hold any securities issued by the fund's regular broker-dealers.

    For reporting purposes, a fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund's investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the manager deem it advisable to purchase or sell securities.


    For the fiscal years ended October 31, 2003 and 2004 the portfolio turnover rates were as follows:

FUND                                                         2003       2004
----                                                         ----       ----

Large Cap Growth Fund                                         20%        74%
Small Cap Growth Fund                                        141%       129%

    Increased portfolio turnover necessarily results in correspondingly greater brokerage commissions which must be paid by the fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).


                     9  DISCLOSURE OF PORTFOLIO HOLDINGS


    Each of the fund's Board of Trustees has approved policies and procedures developed by Citigroup Asset Management ("CAM"), the Citigroup business unit that includes each fund's investment manager, with respect to the disclosure of each of the fund's securities and any ongoing arrangements to make available information about each of the fund's securities. The policy requires that disclosure of information about a Fund's portfolio holdings be in the best interests of the Fund's shareholders, and that any conflicts of interest between the interests of the Fund's shareholders and those of Citi Fund Management Inc. or CGM or their affiliates be addressed in a manner that places the interests of Fund shareholders first. This policy provides that information regarding each of the fund's holdings may never be shared with non-CAM employees, with investors and potential investors (whether individual or institutional), and with third parties unless it is done for legitimate business purposes and in accordance with the policy. CAM's policy generally provides for the release of details of securities positions once they are considered "stale." Data is considered stale once it is 25 calendar days old following quarter-end. This passage of time prevents a third party from benefiting from an investment decision made by each of the fund's that has not been fully reflected by the market.


    Each fund's complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees no sooner than the time of the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end.

    Subject to the provisions relating to "ongoing arrangements," each fund's holdings may also be released with simultaneous public disclosure at least 25 days after quarter end. Typically, simultaneous public disclosure is achieved by posting the information to a CAM or each fund's internet site that is accessible by the public, or through public release by a third party vendor. For the purposes of the policy, the term "ongoing arrangement" is interpreted to include any arrangement, whether oral or in writing, to provide portfolio holdings information to any person or entity more than once, but excluding any arrangement to provide such information following the filing of Form N-Q or Form N-CSR.

    CAM may release limited portfolio holdings information that is not yet considered stale in the following circumstances, subject to the provisions relating to "ongoing arrangements":

    1. Each fund's top ten securities, current as of quarter-end, and the individual size of each such security position may be released at any time following quarter end with simultaneous public disclosure.


    2. Each fund's (i) top ten securities positions (including the aggregate but not individual size of such positions), (ii) sector weightings,
       (iii) yield and duration, and (iv) each fund's performance attribution (e.g., analysis of the fund's outperformance or underperformance of its benchmark based on its portfolio holdings) may be released at any time with simultaneous public disclosure.


    3. A list of securities (that may include fund holdings together with other securities) followed by each of the fund's portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

    4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

    Under the policy, if portfolio holdings are released pursuant to an ongoing arrangement with any party, each fund must have a legitimate business purpose for the release of the information, the release of the information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by CAM on behalf of each fund and neither the funds, CAM or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. All ongoing arrangements to make available information about each of the fund's securities will be reviewed by each funds' Board no less frequently than annually.


    The approval of the fund's Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with CAM's legal department, as necessary. Any exceptions to the policies must be reported to the Board of each fund at its next regularly scheduled meeting.

    Currently, the funds disclose their portfolio holdings approximately 25 days after calendar quarter end on their website www.smithbarneymutualfunds.com.

    Set forth below is a list, as of February 22, 2005 of those parties with whom CAM, on behalf of the funds, has authorized ongoing arrangements that include the release of portfolio holdings information, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, and consultants and analysts. Each fund's auditor also has access from time to time to the fund's portfolio holdings in connection with performing the audit and related functions.

RECIPIENT (HOLDINGS)                          FREQUENCY                         DELAY BEFORE DISSEMINATION
--------------------                          ---------                         --------------------------
State Street Bank & Trust Co., (Fund          Daily                             None
Custodian and Accounting Agent)

Institutional Shareholders Services, (Proxy   As necessary                      None
Voting Services)

Bloomberg                                     Quarterly                         25 calendar days after quarter end

Lipper                                        Quarterly                         25 calendar days after quarter end

S&P                                           Quarterly                         25 calendar days after month end

Morningstar                                   Quarterly                         25 calendar days after month end

Vestek                                        Daily                             None

Factset                                       Daily                             None

    CAM has also authorized ongoing arrangements that include the release of portfolio holdings information for certain funds in the fund complex, which may or may not include the funds, to the following parties:

RECIPIENT (HOLDINGS)                          FREQUENCY                         DELAY BEFORE DISSEMINATION
--------------------                          ---------                         --------------------------

eVestment Alliance                            Quarterly                         25 days after quarter end

CheckFree (Mobius)                            Quarterly                         25 days after quarter end

Baseline                                      Daily                             None

BARRA                                         Daily                             None

Elkins/McSherry                               Quarterly (calendar)              Sent the first business day following the end of a
                                                                                Quarter

Frank Russell                                 Monthly                           1 day

Callan                                        Quarterly                         25 days after quarter end

Mercer                                        Quarterly                         25 days after quarter end

CRA RogersCasey                               Quarterly                         25 days after quarter end

Cambridge Associates                          Quarterly                         25 days after quarter end

Marco Consulting                              Quarterly                         25 days after quarter end

Wilshire                                      Quarterly                         25 days after quarter end

Informa Investment Services                   Quarterly                         25 days after quarter end

    (Efron)

Nelsons Information                           Quarterly                         25 days after quarter end

Investor Tools                                Daily                             None

Advent                                        Daily                             None

Plexus                                        Quarterly (calendar)              Sent the 1-3 business day following the end of a
                                                                                quarter

Quantitative Services Group                   Daily                             None

    With respect to each such arrangement, the funds have a legitimate business purpose for the release of information. The release of the information is subject to trading restrictions and/or confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by CAM on behalf of the funds. Neither the funds, CAM or any other affiliated party receives compensation or any other consideration in connection with such arrangements.

          10.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


    The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such series into classes. The Trust has reserved the right to create and issue additional series and classes of shares. Each share of each class represents an equal proportionate interest in the fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

    Shareholders of all funds of the Trust generally will vote together on all matters except when the Trustees determine that any shareholders of particular funds or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by fund or class.

    The Trust may involuntarily redeem shareholder's shares at any time for any reason the Trustees of the Trust deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings, (ii) the failure of a shareholder to supply certain information, such as a tax identification number, if required to do so, or to provide data sufficient to verify such information, (iii) to protect the tax status of a fund if necessary, (iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, (v) the failure of a shareholder to pay when due for the purchase of shares and
(vi) to eliminate ownership of shares by a particular shareholder when a fund determines that the particular shareholder's ownership is not in the best interests of the other shareholders of a fund.

    The holders of shares are required to disclose information on direct or indirect ownership of fund shares as may be required to comply with various laws applicable to a fund, and ownership of fund shares may be disclosed by a fund if so required by law or regulation.

    Each shareholder of a fund is entitled to one vote for each dollar of net asset value (number of shares of the fund owned times net asset value per share) of the fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders in the Trust do not have cumulative voting rights. The Trust is not required to hold and has no present intention of holding annual meetings of shareholders, but the Trust will hold special meetings of a fund's shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

    The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series of the Trust, a Service Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Service Agent is the agent of record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

    The Trust or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized at any meeting of shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Trust voting as a single class, or of the affected series or class. The Trust or any series or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. If not so terminated, the Trust will continue indefinitely.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, Trustees Emeritus, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

    The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of a fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as Trustees of funds with the same or an affiliated investment adviser or distributor.

    The Trust's Declaration of Trust provides that by becoming a shareholder of a fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

                               11.  TAX MATTERS

TAXATION OF THE FUNDS

    FEDERAL TAXES. Each fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the fund's gross income, the amount of fund distributions, and the composition of the fund's portfolio assets. Provided all such requirements are met, no U.S. federal or excise taxes generally will be required to be paid by a fund. If any fund should fail to qualify as a "regulated investment company" for any year, the fund would incur a regular corporate federal income tax upon its taxable income and fund distributions would generally be taxable as ordinary income to shareholders.

    FOREIGN TAXES. Investment income and gains received by a fund from non-U.S. securities may be subject to non-U.S. taxes. The U.S. has entered into tax treaties with many other countries that may entitle a fund to a reduced rate of tax or an exemption from tax on such income. Each fund intends to qualify for treaty reduced rates where applicable. It is not possible, however, to determine a fund's effective rate of non-U.S. tax in advance since the amount of the fund's assets to be invested within various countries is not known.

    If a fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the fund may elect to "pass through" to the fund's shareholders foreign income taxes paid. If a fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the fund as part of the amounts distributed to them by the fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction for such amounts will be permitted to individuals in computing their alternative minimum tax liability. If a fund does not qualify or elect to "pass through" to its shareholders foreign income taxes paid by it, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the fund.

TAXATION OF SHAREHOLDERS


    TAXATION OF DISTRIBUTIONS. Shareholders of a fund will generally have to pay federal income taxes and any state or local taxes on the dividends and capital gain distributions they receive from the fund. Dividends from ordinary income, and any distributions from net short term capital gain are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or additional shares. To the extent that ordinary dividends are derived from qualified dividend income of the distributing fund, eligible for reduced tax rates for non-corporate shareholders, such dividends will be treated as qualified dividend income provided that they are so designated by that fund and that the recipient shareholder satisfies certain holding period requirements. If more than 95% of a fund's gross income, calculated without taking into account long-term capital gains, consists of qualified dividend income, that fund may designate all distributions of such income as qualified dividend income. Qualified dividend income generally is income derived from dividends from U.S. corporations or from corporations that are either incorporated in a U.S. possession or eligible for benefits under qualifying U.S. tax treaties. Distributions from a foreign corporation that is not a "qualified foreign corporation" may nevertheless be treated as "qualified dividend income" if the applicable stock is readily tradable on an established U.S. securities market. "Passive foreign investment companies" ("PFICs"), "foreign personal holding companies" and "foreign investment companies" will not be treated as "qualified foreign corporations" for these purposes. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short- term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.


    Any fund distribution will have the effect of reducing the per share net asset value of shares in the fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    DIVIDENDS-RECEIVED DEDUCTION. The portion of each fund's ordinary income dividends attributable to dividends received in respect to equity securities of U.S. issuers is normally eligible for the dividends received deduction for corporations subject to U.S. federal income taxes. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments.

    WITHHOLDING TAX PAYMENTS FOR NON-U.S. PERSONS. Each fund will withhold tax payments at the rate of 30% (or lower treaty rate) on taxable dividends, redemption proceeds and certain other payments that are made to persons who are neither citizens nor residents of the U.S. Distributions received from a fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdiction.


    For taxable years of each fund beginning during 2005, 2006 and 2007, this 30% withholding tax will not apply to dividends that a fund designates as (a) interest-related dividends, to the extent such dividends are derived from each fund's "qualified net interest income," or (b) short-term capital gain dividends, to the extent such dividends are derived from each fund's "qualified short-term gain." "Qualified net interest income" generally is interest on bank deposits, interest or original issue discount on an obligation in registered form, or original issue discount on certain short- term obligations whether or not in registered form. The term does not include interest that is disqualified as "contingent interest" under the portfolio interest rules. "Qualified short-term gain" generally means the excess of each of the fund's net short-term capital gain for the taxable year over its net long-term capital loss.

    BACKUP WITHHOLDING. The account application asks each new shareholder to certify that the shareholder's Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. Each fund may be required to withhold (and pay over to the IRS for the shareholder's credit) a percentage of certain distributions and redemption proceeds paid to shareholders who fail to provide this information or who otherwise violate IRS regulations. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the U.S.

    DISPOSITION OF SHARES. In general, any gain or loss realized upon a taxable disposition of shares of a fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in a fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A fund shares held for 90 days or fewer followed by any purchase of shares of a fund or another of the Smith Barney mutual funds, including purchases by exchange or by reinvestment, without payment of a sales charge that would otherwise apply because of any sales charge paid on the original purchase of the Class A fund shares.


EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

    OPTIONS, ETC. Each fund's transactions in options, futures contracts and forward contracts will be subject to special tax rules that may affect the amount, timing and character of fund income and distributions to shareholders. For example, certain positions held by each fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of fund losses, adjustments in the holding periods of fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. Each fund will limit its activities in options, futures contracts and forward contracts to the extent necessary to meet the requirements of Subchapter M of the Code.


    FOREIGN INVESTMENTS. The funds may make non-U.S. investments. Special tax considerations apply with respect to such investments. Foreign exchange gains and losses realized by a fund will generally be treated as ordinary income and loss. Use of non-U.S. currencies for non-hedging purposes and investment by a fund in certain PFICs may have to be limited in order to avoid a tax on a fund. A fund may elect to mark to market any investments in PFICs on the last day of each taxable year. This election may cause the fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold potentially resulting in additional taxable gain or loss to the fund.


                          12.  FINANCIAL STATEMENTS


    The audited Statements of Assets and Liabilities as of October 31, 2004 for Large Cap Growth Fund and Small Cap Growth Fund, and each of their respective Statements of Operations for the year ended October 31, 2004, and each of their respective Statements of Changes in Net Assets and Financial Highlights for the periods presented in the 2003 Annual Reports to Shareholders of the funds, the Notes to Financial Statements of each fund and the Report of Independent Auditors for each fund, each of which is included in the Annual Report to Shareholders of the funds, are incorporated by reference into this Statement of Additional Information.

                                                                    APPENDIX A

                     PROXY VOTING POLICIES AND PROCEDURES

    The Board of Trustees of the funds have delegated the authority to develop policies and procedures relating to proxy voting to Smith Barney Fund Management LLC (the "Manager"). The manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the manager votes proxies relating to equity securities in the best interest of clients.

    In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

    In the case of a proxy issue for which there is a stated position in the Policies, the manager generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

    In furtherance of the manager's goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

    CAM maintains a Proxy Voting Committee, of which the manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager's decision-making in voting proxies.

    If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict. If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

SMITH BARNEY DIVERSIFIED LARGE CAP GROWTH FUND
SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES FUND

INVESTMENT MANAGER
Smith Barney Fund Management LLC
399 Park Avenue, New York, New York 10022

DISTRIBUTOR
Citigroup Global Markets Inc.
388 Greenwich Street, New York, NY 10013

TRANSFER AGENT
Citigroup Trust Bank, fsb
125 Broad Street, New York, NY 10004

SUB-TRANSFER AGENT
PFPC Inc.
P.O. Box 9699, Providence, RI 02940-9699

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017


LEGAL COUNSEL
Bingham McCutchen LLP
150 Federal Street, Boston, MA 02110

                              FEBRUARY 25, 2005


                     STATEMENT OF ADDITIONAL INFORMATION

              SMITH BARNEY SHORT DURATION MUNICIPAL INCOME FUND

                               125 Broad Street
                              New York, NY 10004
                                (800) 451-2010


    Smith Barney Short Duration Municipal Income Fund (the "fund") is a series of Smith Barney Trust II (the "trust"). The trust is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The address and telephone number of the trust are 125 Broad Street, New York, New York 10004, (800) 451-2010. This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the fund's Prospectus, dated February 25, 2005, by which shares of the fund are offered. This Statement of Additional Information should be read in conjunction with the Prospectus. An investor may obtain copies of the fund's Prospectus and Annual and Semi-Annual Reports without charge by contacting certain financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker- dealers that sell shares of the fund, by calling 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

    FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


TABLE OF CONTENTS                                                         PAGE
-----------------                                                         ----

The Trust .................................................................  2
Investment Objective, Management Policies and Associated Risks ............  2
Management ................................................................ 12

Distribution .............................................................. 23
Purchase of Shares ........................................................ 26
Redemption of Shares ...................................................... 32
Valuation of Shares ....................................................... 34
Exchange Privilege ........................................................ 35
Description of Shares, Voting Rights and Liabilities ...................... 36
Taxes ..................................................................... 37
Additional Information .................................................... 39
Portfolio Transactions .................................................... 40
Disclosure of Portfolio Holdings .......................................... 41
Financial Statements ...................................................... 43

Appendix A -- Ratings of Municipal Securities ............................ A-1
Appendix B -- Proxy Voting Policies and Procedures ....................... B-1

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                  THE TRUST


    Smith Barney Trust II is an open-end management investment company that was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The trust was called CitiFunds Trust II prior to April 24, 2001 and Landmark Funds II prior to January 7, 1998. This Statement of Additional Information describes shares of Smith Barney Short Duration Municipal Income Fund, which is a series of the trust. References in this Statement of Additional Information to the "Prospectus" of the fund are to the Prospectus dated February 25, 2005.


    The fund is a diversified fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a diversified management investment company must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer. The fund is permitted to seek its investment objective by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

    The fund offers four classes of shares, referred to as Class A, Class B, Class C and Class Y shares.

    Smith Barney Fund Management LLC ("SBFM or the "manager") is the investment manager to the fund. The manager manages the investments of the fund from day to day in accordance with the fund's investment objectives and policies. The selection of investments for the fund and the way it is managed depend on the conditions and trends in the economy and the financial marketplaces. The manager also provides certain administrative services to the fund.

    Shares of the fund are continuously sold by its distributor, Citigroup Global Markets Inc. ("CGM" or the "distributor"). Shares may be purchased from the fund's distributor, or from certain broker-dealers, financial intermediaries or financial institutions that have entered into an agreement with the fund's distributor or the distributor's financial consultants (called "service agents"). The distributor and service agents may receive fees from the fund pursuant to Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act.

        INVESTMENT OBJECTIVE, MANAGEMENT POLICIES AND ASSOCIATED RISKS

    The Prospectus discusses the fund's investment objective and policies. The following discussion supplements the description of the fund's investment policies in the Prospectus.

    The fund seeks to generate high current income exempt from regular federal income tax while preserving capital. As a matter of fundamental policy, under normal circumstances, the fund invests at least 80% of its assets in municipal securities and in participation or other interests in municipal securities issued by banks, insurance companies or other financial institutions. Municipal securities are debt obligations issued by states and certain other municipal issuers, their political subdivisions, agencies and public authorities, and other qualifying issuers. The interest on these securities is excluded from gross income for federal income tax purposes. As a result, the interest on these securities normally is lower than it would be if the securities were subject to federal taxation. Interest on some of these securities may be subject to federal alternative minimum tax.

    The fund's Prospectus contains a discussion of the principal investment strategies of the fund and the principal risks of investing in the fund. The following supplements the information contained in the Prospectus concerning the investment policies and techniques of the fund.

    The policies described below under "Investments and Investment Policies" are not fundamental and may be changed without shareholder approval.

    Certain investment restrictions of the fund described below under "Investment Restrictions" are fundamental and cannot be changed with respect to the fund without approval by the shareholders of the fund.

INVESTMENTS AND INVESTMENT POLICIES

    This section contains a discussion of certain investment practices and certain of the risks associated with these practices, and supplements the description of the fund's investments and risks contained in the Prospectus. The fund may, but need not, invest in all of the investments and utilize all of the investment techniques described below and in the Prospectus.

    The selection of investments and the utilization of investment techniques depend on, among other things, the manager's investment strategies for the fund, conditions and trends in the economy and financial markets and investments being available on terms that, in the manager's opinion, make economic sense.

MUNICIPAL SECURITIES

    In general, municipal securities are debt obligations (bonds or notes) issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and other qualifying issuers, the interest on which is exempt from regular federal income taxes. Interest on some of these securities may be subject to federal alternative minimum tax. The municipal securities in which the fund may invest include debt obligations issued by certain governmental issuers such as Puerto Rico, the Virgin Islands and Guam, general obligation bonds, revenue bonds, municipal leases, qualified private activity bonds and participation and other interests in such investments.

    Municipal securities are issued to obtain funds for various public purposes, many of which may enhance the quality of life, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations. In addition, the term "municipal securities" includes certain types of industrial development bonds ("IDBs") issued by public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal.

    The two principal classifications of municipal securities are "general obligation" and "revenue." General obligations are secured by a municipal issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

    Although the fund seeks to minimize risk by investing in municipal securities from a number of different states and localities, the fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region. For purposes of diversification and concentration under the 1940 Act, the identification of the issuer of municipal securities depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an IDB or a pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Similar criteria apply for purposes of the diversification requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

    The yields on municipal securities are dependent on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Nationally Recognized Statistical Ratings Organizations ("NRSROs") such as Moody's Investment Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent their opinions as to the quality of the municipal securities that they undertake to rate. It should be emphasized, however, that such ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal securities of the same maturity and coupon with different ratings may have the same yield.

    The fund may invest in securities the disposition of which is subject to legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher dealer discounts or other selling expenses than does the sale of securities that are not subject to restrictions on resale. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

    Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the manager believes to be a temporary disparity in the normal yield relationship between the two securities. The fund believes that, in general, the secondary market for tax-exempt securities in the fund's portfolio may be less liquid than that for taxable fixed-income securities. Accordingly, the ability of the fund to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

    Municipal securities also are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal bonds may be materially affected.

    Under normal circumstances at least 80% of the fund's net assets are invested in municipal securities that are rated investment grade at the time of purchase or if unrated, are of comparable quality in the manager's opinion. Investment grade securities are rated within the four highest categories by an NRSRO, such as those rated Aaa, Aa, A and Baa by Moody's or AAA, AA, A and BBB by S&P or, if unrated, determined to be of comparable quality by the manager; pre-refunded bonds escrowed by U.S. Treasury obligations are considered AAA rated (the highest rating) even though the issuer does not obtain a new rating. See "Rating of Municipal Securities" in Appendix A. In determining the suitability of an investment in an unrated municipal bond, the manager will take into consideration debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other general conditions as may be relevant, including comparability to other issues. After the fund purchases a municipal bond, the issue may cease to be rated or its rating may be reduced below investment grade. Such an event would not require the elimination of the issue from the fund but the manager will consider such an event in determining whether the fund should continue to hold the security.

    The fund may invest in obligations with any maturity. However, the fund tries to reduce the volatility of its share prices by seeking to maintain an average portfolio duration of 3 years or less. It measures the "average" duration of all of its securities on a "dollar-weighted" basis, meaning that larger securities holdings have a greater effect on overall portfolio duration than smaller holdings.

    Participation and Other Interests. Among the types of participation and other interests in municipal securities in which the fund may invest are floating- or variable-rate demand instruments, tax-exempt commercial paper (generally having a maturity of less than nine months), and other types of notes generally having maturities of less than three years, such as tax anticipation notes, revenue anticipation notes, and bond anticipation notes. Demand instruments usually have an indicated maturity of more than one year, but contain a demand feature that enables the holder to redeem the investment on no more than 30 days" notice; variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates; floating-rate demand instruments provide for automatic adjustment of their interest rates whenever some other specified interest rate changes (e.g., the prime rate). The fund may purchase participation interests in variable-rate tax-exempt securities (such as IDBs) owned by banks. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the manager has determined meets the prescribed quality standards for the fund. Participation interests will be purchased only if management believes interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

    Investments in participation interests in variable-rate tax-exempt securities (such as IDBs) purchased from banks give the purchaser an undivided interest in the tax-exempt security in the proportion that the fund participation interest bears to the total principal amount of the tax-exempt security with a demand repurchase feature. Participation interests are frequently backed by an irrevocable letter of credit or guarantee of a bank that the manager, under the supervision of the board of trustees, has determined meets the prescribed quality standards for the fund. The fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand on seven days' notice or less, for all or any part of the fund's participation interest in the tax-exempt security, plus accrued interest. The fund intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the tax-exempt security, (2) as needed to provide liquidity in order to meet redemptions, or
(3) to maintain a high quality investment fund. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the tax-exempt securities over the negotiated yield at which the instruments were purchased by the fund. The manager will monitor the pricing, quality and liquidity of the variable- rate demand instruments held by the fund, including the IDBs supported by bank letters of credit or guarantees, on the basis of published financial information, reports of rating agencies and other bank analytical services to which the manager may subscribe.

    The participation and other interests in municipal securities in which the fund may invest may be issued by banks and other financial institutions and/or backed by bank obligations. This means that an investment in the fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.

    Municipal Leases. The fund may invest without limit in "municipal leases," which generally are participations in intermediate- and short-term debt obligations issued by municipalities consisting of leases or installment purchase contracts for property or equipment. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. There is no limitation on the percentage of the fund's assets that may be invested in municipal lease obligations. In evaluating municipal lease obligations, the manager will consider such factors as it deems appropriate, which may include: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and
(g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services rather than those covered by the lease obligation.

    Private Activity Bonds. The fund may invest without limit in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a federal alternative minimum tax to the extent that the fund's dividends are derived from interest on those bonds. Dividends derived from interest income on tax-exempt municipal obligations are a component of the "current earnings" adjustment item for purposes of the federal corporate alternative minimum tax.

OTHER DEBT SECURITIES

    The fund may invest in other debt securities, also called fixed income securities. Fixed income securities include bonds, notes (including structured notes, commercial paper) and money market instruments. These fixed income securities may be issued by U.S. corporations or entities; U.S banks; and the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

    If interest rates go up, the prices of fixed income securities may decline, thereby reducing the value of the fund's investments in debt securities. The issuer of a security owned by the fund may default on its obligation to pay principal and/or interest or have its credit rating downgraded. During periods of declining interest rates, there is call or prepayment risk, meaning that the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. During times of rising interest rates, there is extension risk, meaning that the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security.

    U.S. Government Securities. U.S. government securities are obligations of, or are guaranteed by, the United States government, its agencies or instrumentalities. These include bills, certificates of indebtedness, and notes and bonds issued by the U.S. Treasury or by agencies or instrumentalities of the U.S. government. Some U.S. government securities, such as U.S. Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the United States Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association and the FHLMC are supported only by the credit of the instrumentality. GNMA is a government-chartered corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. FHLMC is a U.S. government-created entity controlled by the Federal Home Loan Banks.

    Zero Coupon or Deferred Interest Securities. The fund may invest in zero coupon or deferred interest bonds. Zero coupon or deferred interest securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par values. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon or deferred interest securities generally are more volatile than the market prices of other debt securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do debt securities having similar maturities and credit quality. The credit risk factors pertaining to low-rated securities also apply to low-rated zero coupon or deferred interest bonds. Such zero coupon or deferred interest bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the fund may obtain no return at all on its investment.

    Current federal income tax laws may require the holder of a zero coupon or deferred interest security to accrue income with respect to that security prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, the fund may be required to distribute income accrued with respect to zero coupon or deferred interest securities and may have to dispose of fund securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

DERIVATIVES

    The fund may use various investment strategies described below to hedge market risks (such as broad or specific market movements and interest rates), or to manage the effective maturity or duration of debt instruments held by the fund. Under normal market conditions, the manager does not intend to hedge more than 333.-31/3% of the fund's net assets.

    The fund may purchase and sell interest rate and bond index futures contracts; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, futures contracts, indices and other financial instruments, and the fund may enter into interest rate transactions, invest in indexed debt securities and other similar transactions which may be developed to the extent the manager determines that they are consistent with the fund's investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to as "Derivatives"). The fund's interest rate transactions may take the form of swaps, caps, floors and collars.

    Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the manager's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if it had not been used. The degree of the fund's use of Derivatives may be limited by certain provisions of the Internal Revenue Code.

    Futures Contracts. The fund may trade futures contracts on domestic exchanges on interest rates and bond indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). Maintaining a futures contract or selling an option on a futures contract will typically require the fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates.

    The Commodity Futures Trading Commission ("CFTC") recently eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, the fund is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The fund, however, continues to have policies with respect to futures and options thereon as set forth herein. The current view of the staff of the SEC is that a fund's long and short positions in future contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the fund's custodian or a designated sub-custodian or "covered" in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

    Interest Rate Futures Contracts. The fund may purchase and sell interest rate futures contracts as a hedge against changes in interest rates. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Interest rate futures contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are interest rate futures contracts based on securities such as long- term Treasury bonds, Treasury notes, GNMA certificates and three-month Treasury bills.

    Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into an interest rate futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the interest rate futures contract might be accomplished more easily and quickly. For example, if the fund holds long-term U.S. government securities and SBFM anticipates a rise in long-term interest rates, the fund could, in lieu of disposing of its portfolio securities, enter into interest rate futures contracts for the sale of similar long-term securities. If interest rates increased and the value of the fund's securities declined, the value of the fund's interest rate futures contracts would increase, thereby protecting the fund by preventing the net asset value from declining as much as it otherwise would have declined. Similarly, entering into interest rate futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities.

    Single Stock Futures. Recent legislation permits the trading on U.S. exchanges of standardized futures contracts on individual equity securities, such as common stocks, exchange traded funds and American Depository Receipts, as well as narrow-based securities indices, generally called security futures contracts or "SFCs". As with other futures contracts, a SFC involves an agreement to purchase or sell in the future a specific quantity of shares of a security or the component securities of the index. The initial margin requirements (typically 20 percent) are generally higher than with other futures contracts. Trading SFCs involves many of the same risks as trading other futures contracts, including the risks involved with leverage, and loses are potentially unlimited. Under certain market conditions, for example if trading is halted due to unusual trading activity in either the SFC or the underlying security due to recent news events involving the issuer of the security, it may be difficult or impossible for a fund to liquidate its position or manage risk by entering into an offsetting position. In addition, the prices of SFCs may not correlate as anticipated with the prices of the underlying security. And unlike options on securities in which a fund may invest, where the fund has the right, but not the obligation, to buy or sell a security prior to the expiration date, if the fund has a position in a SFC, the fund has both the right and the obligation to buy or sell the security at a future date, or otherwise offset its position.

    Municipal Bond Index Futures Contracts. The fund may invest in municipal bond futures contracts (currently traded on the Chicago Board of Trade). Municipal bond futures contracts are listed contracts based on U.S. government securities and are used by the fund as a hedging policy in pursuit of its investment objective. A municipal bond index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specific dollar amount multiplied by the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying municipal bonds in the index is made. Municipal bond index futures contracts based on an index of 40 tax-exempt, long-term municipal bonds with an original issue size of at least $50 million and a rating of A- or higher by S&P or A or higher by Moody's began trading in mid-1985. The purpose of the acquisition or sale of a municipal bond index futures contract by the fund, as the holder of long-term municipal securities, is to protect the fund from fluctuations in interest rates on tax-exempt securities without actually buying or selling long-term municipal securities.

    There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by the fund is subject to the manager's ability to predict correctly movements in the direction of interest rates. Such predictions involve skills and techniques, which may be different from those involved in the management of a short term municipal bond fund. In addition, there can be no assurance that there will be a correlation between movements in the price of the municipal bond index and movements in the price of the municipal bonds, which are the subject of the hedge. The degree of imperfection of correlation depends upon various circumstances, such as variations in speculative market demand for futures contracts and municipal securities, technical influences on futures trading, and differences between the municipal securities being hedged and the municipal securities underlying the futures contracts, in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision of whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

    Although the fund intends to purchase or sell futures contracts only if there is an active market for such contracts, there is no assurance that a liquid market will exist for the contracts at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the fund being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of municipal bonds will, in fact, correlate with the price movements in the municipal bond index futures contract and thus provide an offset to losses on a futures contract.

    If the fund has hedged against the possibility of an increase in interest rates adversely affecting the value of the municipal bonds held by the fund and rates decrease instead, the fund will lose part or all of the benefit of the increased value of the municipal bonds it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices, which reflect the decline in interest rates. The fund may have to sell securities at a time when it may be disadvantageous to do so.

    When the fund purchases municipal bond index futures contracts, an amount of cash and U.S. government securities or other high grade debt securities equal to the market value of the futures contracts will be deposited in a segregated account with the fund's custodian or in the fund's records to collateralize the positions and thereby insure that the use of such futures contracts is not leveraged. In addition, the ability of the fund to trade in municipal bond index futures contracts and options on interest rate futures contracts may be materially limited by the requirements of the Code applicable to a regulated investment company. See "Taxes."

    When-Issued Securities. The fund may purchase municipal bonds on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). The payment obligation and the interest rate that will be received on the municipal bonds purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Although the fund will purchase municipal bonds on a when-issued basis only with the intention of actually acquiring the securities, the fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

    Municipal bonds are subject to changes in value based upon the public's perception of the creditworthiness of the issuers and changes, real or anticipated, in the level of interest rates. In general, municipal bonds tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing municipal bonds on a when-issued basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To account for this risk, a separate account of the fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so the value of the account will equal the amount of such commitments by the fund. Placing securities rather than cash in the segregated account may have a leveraging effect on the fund's net assets. That is, to the extent the fund remains substantially fully invested in securities at the same time it has committed to purchase securities on a when-issued basis, there will be greater fluctuations in its net assets than if it had set aside cash to satisfy its purchase commitments. Upon the settlement date of the when-issued securities, the fund will meet obligations from then-available cash flow, sale of securities held in the segregated account, sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the fund's payment obligations). Sales of securities to meet such obligations may involve the realization of capital gains, which are not exempt from federal income taxes or individual state personal income tax.

    When the fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

    Indexed Securities. The fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

REPURCHASE AGREEMENTS

    The fund may enter into repurchase agreements with broker/dealers, domestic banks or recognized financial institutions. A repurchase agreement is a short-term investment in which the purchaser (i.e., the fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the 1940 Act. All repurchase agreements entered into by the fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon, and the fund or its custodian or sub-custodiana shall have control of the collateral, which the manager believes will give the fund a valid, perfected security interest in the collateral. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the fund may suffer time delays and incur costs in connection with the disposition of the collateral. The manager believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the fund. The fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation.

    For the purpose of investing in repurchase agreements, the manager may aggregate the cash that certain funds or accounts that are advised or subadvised by the manager or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase and the funds, funds or accounts that contributed to the joint account share pro rata in the net revenue generated. The manager believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the fund than would be available to the fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

    Pursuant to an exemptive order issued by the Securities and Exchange Commission ("SEC"), the fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to the fund's entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

SHORT-TERM TRADING

    Fund transactions will be undertaken principally to accomplish the fund's objective in relation to anticipated movements in the general level of interest rates, but the fund may also engage in short term trading consistent with its objective.

SHORT-TERM BORROWING

    The fund may borrow on a short-term basis in order to facilitate the settlement of fund securities transactions.

ILLIQUID SECURITIES

    The fund will not invest more than 15% of the value of its net assets in illiquid securities, including those for which there is no established market.

OTHER INVESTMENT COMPANIES

    As indicated under "Investment Restrictions" below, the fund may from time to time invest in securities of other investment companies (including exchange traded funds and unit investment trusts), subject to the limits of the 1940 Act. Under the 1940 Act, the fund may invest limited amounts of its assets in securities of other investment companies, or it may invest all of its assets in one or more investment companies, employing a master/feeder or fund-of- funds investment structure. The fund has reserved the right to employ these investment structures but has no current intention to do so.

    The return on investments in other investment companies will be reduced by the operating expenses, including investment advisory and administration fees, of such other investment companies, and will be further reduced by expenses of the fund, including management fees; that is, there will be a layering of certain fees and expenses. Investment in investment companies also may involve the payment of substantial premiums above the value of such companies' portfolio securities. The fund does not intend to invest in such vehicles or funds unless the manager determines that the potential benefits of such investment justify the payment of any applicable premiums.

PORTFOLIO TURNOVER

    The fund's portfolio turnover rate (the lesser of purchases or sales of fund securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of fund securities) generally is not expected to exceed 100%, but the fund turnover rate will not be a limiting factor whenever the fund deems it desirable to sell or purchase securities. Under certain market conditions, the fund portfolio turnover rate may exceed 100%. Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities.

DEFENSIVE INVESTING

    The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt instruments or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

    Except with respect to the fund's policy to invest at least 80% of its assets in municipal securities as described above, the foregoing investment policies and activities are not fundamental policies and may be changed by vote of the board without the approval of shareholders.

INVESTMENT RESTRICTIONS

    The fund has adopted the following policies which may not be changed without approval by holders of a majority of the outstanding voting securities of the fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

    The fund may not:

        (1) borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act;

        (2) underwrite securities issued by other persons, except that all or any portion of the assets of the fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, and exemptive orders granted under such Act, and except insofar as the fund may technically be deemed an underwriter under the Securities Act in selling a portfolio security;

        (3) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities;

        (4) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

        (5) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; or

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

    For purposes of restriction (1) above, covered mortgage dollar rolls and arrangements with respect to securities lending are not treated as borrowing.

    With respect to restriction (6) above, the fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region.

    If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in circumstance is not considered a violation of policy.

                                  MANAGEMENT

    The fund is supervised by the board of trustees of the trust, over two-thirds of whom are not affiliated with the manager.

    The trustees and officers of the trust, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup Inc. ("Citigroup") the trustees oversee, and other directorships they hold are set forth below. The address of each trustee and officer is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022. Each trustee and officer holds office until that individual resigns, retires, or is otherwise removed.

    An asterisk in the table below identifies those trustees and officers who are "interested persons" of the trust as defined in the 1940 Act. Each trustee and officer of the trust noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates described in the table below.

                                                                                          NUMBER OF         OTHER BOARD
                                                                                        PORTFOLIOS IN       MEMBERSHIPS
                              POSITION(s)        LENGTH                                  FUND COMPLEX         HELD BY
NAME, ADDRESS AND              HELD WITH        OF TIME     PRINCIPAL OCCUPATION(s)      OVERSEEN BY       TRUSTEE DURING
DATE OF BIRTH                     FUND           SERVED      DURING PAST FIVE YEARS        TRUSTEE        PAST FIVE YEARS
-------------                 -----------       -------     -----------------------     -------------     ---------------

NON-INTERESTED TRUSTEES:
Elliott J. Berv               Trustee         Since 2001    Executive Vice President          37      Board Member, American
Born 1943                                                   and Chief Operations                      Identity Corp. (doing
                                                            Officer, DigiGym Systems                  business as Morpheus
                                                            (on-line personal training                Technologies) (biometric
                                                            systems) (since 2001);                    information management)
                                                            Consultant, Catalyst                      (since 2001; consultant
                                                            (consulting) (since 1984);                since 1999); Director,
                                                            Chief Executive Officer,                  Lapoint Industries
                                                            Motocity USA (motorsport                  (industrial filter
                                                            racing) (since 2004).                     company) (since 2002);
                                                                                                      Director, Alzheimer's
                                                                                                      Association (New England
                                                                                                      Chapter) (since 1998).

Donald M. Carlton             Trustee         Since 2001    Consultant, URS                   32      Director, Temple-Inland
Born 1937                                                   Corporation (engineering)                 (forest products) (since
                                                            (since 1999); former Chief                2003); Director,
                                                            Executive Officer, Radian                 American Electric Power
                                                            International L.L.C.                      Co. (electric utility)
                                                            (engineering) (from 1996                  (since 1999); Director,
                                                            to 1998); Member of the                   National Instruments
                                                            Management Committee,                     Corp. (technology)
                                                            Signature Science                         (since 1994); former
                                                            (research and development)                Director, Valero Energy
                                                            (since 2000).                             (petroleum refining)
                                                                                                      (from 1999 to 2003).

A. Benton Cocanougher         Trustee         Since 2001    Interim Chancellor, Texas         32      None.
Born 1938                                                   A&M University System
                                                            (since 2003); former
                                                            Special Advisor to the
                                                            President, Texas A&M
                                                            University (from 2002 to
                                                            2003); former Dean
                                                            Emeritus and Wiley
                                                            Professor, Texas A&M
                                                            University (from 2001 to
                                                            2002); former Dean and
                                                            Professor of Marketing,
                                                            College and Graduate
                                                            School of Business of
                                                            Texas A&M University (from
                                                            1987 to 2001).

Mark T. Finn                  Trustee         Since 2001    Adjunct Professor, College        37      Former President and
Born 1943                                                   of William & Mary (since                  Director, Delta
                                                            2002); Principal/Member,                  Financial, Inc.
                                                            Balvan Partners                           (investment advisory
                                                            (investment management)                   firm) (from 1983 to
                                                            (since 2002); Chairman,                   1999).
                                                            Chief Executive Officer
                                                            and Owner, Vantage
                                                            Consulting Group, Inc.
                                                            (investment advisory and
                                                            consulting firm) (since
                                                            1988); former Vice
                                                            Chairman and Chief
                                                            Operating Officer, Lindner
                                                            Asset Management Company
                                                            (mutual fund company)
                                                            (from 1999 to 2001);
                                                            former General Partner and
                                                            Shareholder, Greenwich
                                                            Ventures LLC (investment
                                                            partnership) (from 1996 to
                                                            2001); former President,
                                                            Secretary, and Owner,
                                                            Phoenix Trading Co.
                                                            (commodity trading
                                                            advisory firm) (from 1997
                                                            to 2000).

Stephen Randolph Gross        Trustee         Since 2001    Chief Executive Officer,          32      Director, Andersen
Born 1947                                                   HLB Gross Collins, PC                     Calhoun (assisted
                                                            (accounting firm) (since                  living) (since 1987);
                                                            1979); Treasurer, Coventry                former Director, Yu
                                                            Limited, Inc. (since                      Save, Inc. (internet
                                                            1985); former Managing                    company) (from 1998 to
                                                            Director, Fountainhead                    2000); former Director,
                                                            Ventures, L.L.C.                          Hotpalm.com, Inc.
                                                            (consulting) (1998 to                     (wireless applications)
                                                            2003); former Treasurer,                  (from 1998 to 2000);
                                                            Hank Aaron Enterprises                    former Director, United
                                                            (fast food franchise)                     Telesis, Inc.
                                                            (from 1985 to 2001);                      (telecommunications)
                                                            former Partner, Capital                   (from 1997 to 2002);
                                                            Investment Advisory                       former Director,
                                                            Partners (consulting)                     ebank.com, Inc. (from
                                                            (from 2000 to 2002);                      1997 to 2004).
                                                            former Secretary, Carint
                                                            N.A. (manufacturing) (from
                                                            1998 to 2002); former
                                                            Chief Operating Officer,
                                                            General Media
                                                            Communications, Inc. (from
                                                            March 2003 to August
                                                            2003).

Diana R. Harrington           Trustee         Since 1992    Professor, Babson College         37      None.
Born 1940                                                   (since 1993).

Susan B. Kerley               Trustee         Since 1992    Consultant, Strategic             37      Director, Eclipse Funds
Born 1951                                                   Management Advisors, LLC                  (currently supervises 12
                                                            (investment consulting)                   investment companies in
                                                            (since 1990).                             fund complex) (since
                                                                                                      1990).

Alan G. Merten                Trustee         Since 2001    President, George Mason           32      Director, Ditigal Net
Born 1942                                                   University (since 1996).                  Holdings, Inc. (since
                                                                                                      2003); Director,
                                                                                                      Comshare, Inc.
                                                                                                      (information technology)
                                                                                                      (from 1985 to 2003).

R. Richardson Pettit          Trustee         Since 2001    Professor of Finance,             32      None.
Born 1942                                                   University of Houston
                                                            (from 1977 to 2002);
                                                            Independent Consultant
                                                            (since 1984).

INTERESTED TRUSTEE:
R. Jay Gerken*                Chairman,       Since 2002    Managing Director of        Chairman of             N/A
Born 1951                     President and                 Citigroup Global Markets    the Board,
                              Chief                         Inc. ("CGM"); Chairman,     Trustee or
                              Executive                     President and Chief         Director of
                              Officer                       Executive Officer of SBFM,  222 funds in
                                                            Travelers Investment        the Citigroup
                                                            Adviser, Inc. ("TIA") and   fund complex
                                                            Citi Fund Management Inc.
                                                            ("CFM"); President and
                                                            Chief Executive Officer of
                                                            certain mutual funds
                                                            associated with
                                                            Citigroup Inc.
                                                            ("Citigroup"); formerly,
                                                            Portfolio Manager of Smith
                                                            Barney Allocation Series
                                                            Inc. (from 1996 to 2001)
                                                            and Smith Barney Growth
                                                            and Income Fund (from 1996
                                                            to 2001).

OFFICERS:
Andrew Shoup*                 Senior Vice     Since 2003    Director of Citigroup            N/A                N/A
Born 1956                     President and                 Asset Management ("CAM");
                              Chief                         Chief Administrative
                              Administra-                   Officer of certain mutual
                              tive Officer                  funds associated with
                                                            Citigroup Inc.; Head of
                                                            International Funds
                                                            Administration of
                                                            Citigroup Asset Management
                                                            (from 2001 to 2003);
                                                            Director of Global Funds
                                                            Administration of
                                                            Citigroup Asset Management
                                                            (from 2000 to 2001); Head
                                                            of U.S. Citibank Funds
                                                            Administration of
                                                            Citigroup Asset Management
                                                            (from 1998 to 2000).

Frances Guggino*              Chief           Since 2004    Vice President of CAM            N/A                N/A
Born 1957                     Financial                     (since 1991); Treasurer
                              Officer and                   and/or Controller of
                              Treasurer                     certain mutual funds
                              Controller      Since 2002    associated with Citigroup
                                                            (since 1991).

Robert I. Frenkel*            Secretary       Since 2000    Managing Director and            N/A                N/A
Born 1954                     Chief Legal     Since 2003    General Counsel, Global
                              Officer                       Mutual Funds for CAM
                                                            (since 1994); Secretary of
                                                            Citi Fund Management Inc.;
                                                            Secretary of certain
                                                            mutual funds associated
                                                            with Citigroup; Chief
                                                            Legal Officer of certain
                                                            mutual funds associated
                                                            with Citigroup.

Rocco Del Guercio*            Assistant       Since 2000    Vice President, CAM (since       N/A                N/A
Born 1963                     Treasurer                     2004); Assistant Treasurer
                                                            of certain mutual funds
                                                            associated with Citigroup;
                                                            Vice President and
                                                            Treasurer of certain
                                                            mutual funds associated
                                                            with Credit Suisse Asset
                                                            Management (1996-2004).

Andrew Beagley*               Chief           Since 2004    Chief Anti-Money                 N/A                N/A
Born 1962                     Compliance                    Laundering Compliance
                              Officer                       Officer and Chief
                              Chief Anti-     Since 2002    Compliance Officer of
                              Money                         certain mutual funds
                              Laundering                    associated with Citigroup;
                              Compliance                    Director, Citigroup Global
                              Officer                       Markets (since 2000);
                                                            Director of Compliance,
                                                            North America, of CAM
                                                            (since 2000); Director of
                                                            Compliance, Europe, the
                                                            Middle East and Africa, of
                                                            CAM (from 1999 to 2000);
                                                            Compliance Officer,
                                                            Salomon Brothers Asset
                                                            Management Limited, Smith
                                                            Barney Global Capital
                                                            Management Inc., Salomon
                                                            Brothers Asset Management
                                                            Asia Pacific Limited (from
                                                            1997 to 1999).

Thomas C. Mandia*             Assistant       Since 2000    Director and Deputy              N/A                N/A
Born 1962                     Secretary                     General Counsel of CAM
                                                            (since 1992); Assistant
                                                            Secretary of certain
                                                            mutual funds associated
                                                            with Citigroup.

Rosemary D. Emmens*           Assistant       Since 2000    Vice President and               N/A                N/A
Born 1969                     Secretary                     Associate General Counsel
                                                            of CAM (since 1998);
                                                            Assistant Secretary of
                                                            certain mutual funds
                                                            associated with Citigroup.

Harris Goldblat*              Assistant       Since 2000    Associate General Counsel        N/A                N/A
Born 1969                     Secretary                     of CAM (since 2000);
                                                            Assistant Secretary of
                                                            certain mutual funds
                                                            associated with Citigroup;
                                                            Associate, Stroock &
                                                            Stroock & Lavan LLP (from
                                                            1997 to 2000).
Joseph Volpe*                 Assistant       Since 2002    Vice President of CAM            N/A                N/A
Born 1962                     Controller                    (since 1992); Assistant
                                                            Controller of certain
                                                            mutual funds associated
                                                            with Citigroup.
Kaprel Ozsolak*               Vice President  Since 2002    Assistant Controller of a        N/A                N/A
Born 1965                     of CGM                        number of mutual funds
                                                            associated with Citigroup
                                                            (since 1996).
Susan C. Curry*               Director of     Since August  Partner (since 2001) and         N/A                N/A
Born 1966                     Tax - US        2004          Senior Manager (since
                              Funds                         1997) with Deloitte and
                              Administration                Touche LLP in their
                                                            Investment Management
                                                            Group in New York.
Matthew Plastina*             Assistant       Since 2004    Assistant Vice President         N/A                N/A
Born 1970                     Controller                    of CAM (since 1999);
                                                            Manager then Assistant
                                                            Controller of certain
                                                            mutual funds associated
                                                            with Citigroup
Marisel Class*                Assistant       Since 2004    Vice President of CAM            N/A                N/A
Born 1961                     Controller                    (since 1999); Manager then
                                                            Assistant Controller of
                                                            certain mutual funds
                                                            associated with Citigroup.
Kim Daly*                     Assistant       Since         Assistant Vice President         N/A                N/A
Born 1966                     Controller      September     of CAM (since 1996),
                                              2004          Manager then Assistant
                                                            Controller of certain
                                                            mutual funds associated
                                                            with Citigroup.
John Gong*                    Vice President  Since 1995    Assistant Controller of          N/A                N/A
Born 1962                     of CGM                        certain mutual funds
                                                            associated with Citigroup.
Wendy S. Setnicka*            Controller      Since 2004    Vice President of CGM;           N/A                N/A
Born 1964                                                   Controller of certain
                                                            mutual funds associated
                                                            with Citigroup
James Giallanza*              Chief           Since 2004    Director of CGM; Chief           N/A                N/A
Born 1966                     Financial                     Financial Officer and
                              Officer and                   Treasurer of certain
                              Treasurer                     mutual funds associated
                                                            with Citigroup; Director
                                                            and Controller of the U.S.
                                                            wholesale business at UBS
                                                            Global Asset Management
                                                            US, Inc. (from September
                                                            2001-July 2004); Treasurer
                                                            of the Lazard Funds (from
                                                            June 1998 to June 2000).
Robert Brault*                Treasurer       Since 2004    Director of CGM; Chief           N/A                N/A
Born 1965                                                   Financial Officer and
                                                            Treasurer of certain
                                                            mutual funds associated
                                                            with Citigroup; Assistant
                                                            Treasurer of certain
                                                            mutual funds associated
                                                            with Citigroup; Director
                                                            of Internal Controls for
                                                            CAM U.S. Mutual Fund
                                                            Administration (from
                                                            2002-2004); Director of
                                                            Project Management &
                                                            Information Systems for
                                                            CAM U.S. Mutual Fund
                                                            Administration (from
                                                            2000-2002); Vice President
                                                            of Mutual Fund
                                                            Administration at
                                                            Investors Capital Services
                                                            (from 1999-2000).


    The business affairs of the fund are managed by or under the direction of the board of trustees.


    The Board of Trustees has a standing Audit Committee comprised of all of the Trustees who are not "interested persons" of the fund within the meaning of the 1940 Act. The Audit Committee reviews the scope of the fund's audit, accounting and financial reporting policies and practices and internal controls. The Audit Committee approves, and recommends to the disinterested Trustees for their ratification, the selection, appointment, retention or termination of the fund's independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent auditors and all permissible non-audit services provided by the fund's independent registered public accounting firm to its manager and any affiliated service providers if the engagement related directly to the fund's operations and financial reporting. During the most recent fiscal year, the Audit Committee met four times.

    The Board of Trustees also has a standing Governance Committee and Performance and Review Committee. All Trustees who are not "interested persons" of the fund are members of the Governance and Performance and Review Committees. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the board. The Governance Committee met four times during the fiscal year ended October 31, 2004. The Governance Committee does not have a procedure to consider nominees recommended by shareholders. The Performance and Review Committee is responsible for, among other things, reviewing fund performance and benchmarks and overseeing the implementation and renewal of the fund's management contract, distribution plans and distribution agreement. The Performance and Review Committee met four times during the fiscal year ended October 31, 2004.

    The following table shows the amount of equity securities owned by the Trustees in other investment companies associated with Citigroup supervised by the Trustees as of December 31, 2004.


                                                                AGGREGATE DOLLAR
                                                                 RANGE OF EQUITY
                                                                  SECURITIES IN
                                                                 ALL PORTFOLIOS
                                                                 OVERSEEN BY THE
                                                                    TRUSTEE IN
                                       DOLLAR RANGE                 CITIGROUP
                                        OF EQUITY                   FAMILY OF
                                        SECURITIES                 INVESTMENT
NAME OF TRUSTEE                        IN THE FUND                  COMPANIES
-------------------------------        -----------              ----------------


DISINTERESTED TRUSTEES:
Elliott J. Berv                            None                 $50,001-$100,000
Donald M. Carlton                          None                   over $100,000
A. Benton Cocanougher                      None                    $1-$10,000
Mark T. Finn                               None                    $1-$10,000
Stephen Randolph Gross                     None                       None
Diana Harrington                           None                       None
Susan B. Kerley                            None                    $1-$10,000
Alan G. Merten                             None                    $1-$10,000
R. Richardson Pettit                       None                  $10,001-$50,000

INTERESTED TRUSTEE:
R. Jay Gerken                              None                   over $100,000

    None of the disinterested trustees or their family members had any interest in the manager, CGM, and any person directly or indirectly controlling, controlled by, or under common control with the manager or CGM, as of December 31, 2004.

    Information regarding compensation paid to the trustees of the trust for the fiscal year ended October 31, 2004 is set forth below. The members of each Board who are not "interested persons," as defined in the 1940 Act, receive a fee for each meeting of the fund's Board of Trustees and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an "interested person," as defined in the 1940 Act, does not receive compensation from the funds but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

    Each fund in the fund complex pays a pro rata share of trustee fees based upon asset size. The fund currently pays each of the trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $48,000 plus $12,000 for each regularly scheduled board of trustees meeting attended, $6,000 (or such other amount as may be approved by the lead independent trustee) for each special telephonic or in-person board meeting attended, and $500 for each ad-hoc telephonic board meeting in which that trustee participates. The lead independent Trustee will receive an additional $10,000 per year and the Chairs of the Audit Committee and Performance and Review Committee will each receive an additional $7,500 per year. The fund will reimburse trustees for travel and out-of-pocket expenses incurred in connection with board of trustees meetings.

                         TRUSTEES COMPENSATION TABLE


                                                         TOTAL
                                        PENSION OR    COMPENSATION    NUMBER OF
                                         BENEFITS    FROM THE FUND    FUNDS IN
                                        RETIREMENT      AND FUND       COMPLEX
                          AGGREGATE    PAID AS PART     COMPLEX      UPON WHICH
                        COMPENSATION      OF FUND       PAID TO     THE TRUSTEES
TRUSTEE                 FROM FUND(1)     EXPENSES(1)   TRUSTEES(2)  SERVED(2)(3)

INTERESTED TRUSTEE:
R. Jay Gerken ..........    None           None            $0            222


DISINTERESTED TRUSTEE
Elliott J. Berv ........    $194           None         $ 90,200          37
Donald M. Carlton ......    $201           None         $ 92,800          32
A. Benton Cocanougher       $228           None         $ 83,400          32
Mark T. Finn ...........    $207           None         $ 95,400          37
Stephen Randolph Gross .    $208           None         $ 95,300          37
Diana R. Harrington ....    $194           None         $ 90,100          37
Susan B. Kerley ........    $266           None         $120,200          37
Alan G. Merten .........    $178           None         $ 82,600          32
C. Oscar Morong, Jr.(4)     $619            (4)           (4)            (4)
R. Richardson Pettit ...    $199           None         $ 90,300          32
Walter E. Robb III(4) ..    $619            (4)           (4)            (4)

------------
(1) Information is for the fiscal year ended October 31, 2004.
(2) Information is for the calendar year ended December 31, 2004.
(3) Two of the funds in the Fund Complex were not operational during the calendar year ended December 31, 2004.
(4) Messrs. Morong and Robb retired as Trustees of the Fund on December 31, 2004. Information on payments made under the Fund's Retirement Plan is provided below.

    The Trustees of the fund have adopted a Retirement Plan for all Trustees who are not "interested persons" of the fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age
75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee's retirement. Trustees are first eligible to receive the minimum retirement benefit under the Plan (50% of the maximum benefit) after five years of service and attainment of at least the age of 67. Retirement benefit eligibility increases proportionally with each additional year of service until eligibility for the maximum benefit has been attained. Amounts under the Plan may be paid in twenty equal quarterly installments or, subject to the approval of the disinterested Trustees, in a lump sum (discounted to present value). Benefits under the Plan are unfunded.


    The following table shows the estimated retirement benefit that would be payable under the Plan upon retirement at the specified compensation and years-of-service classifications.

      AVERAGE COMPENSATION IN                                               YEARS OF SERVICE
       LAST YEAR OF SERVICE             5 YEARS        6 YEARS        7 YEARS        8 YEARS        9 YEARS      10 YEARS OR MORE
      -----------------------          --------       --------       --------       --------       --------      ----------------
             $ 50,000                  $125,000       $150,000       $175,000       $200,000       $225,000          $250,000
             $ 60,000                  $150,000       $180,000       $210,000       $240,000       $270,000          $300,000
             $ 70,000                  $175,000       $210,000       $245,000       $280,000       $315,000          $350,000
             $ 80,000                  $200,000       $240,000       $280,000       $320,000       $360,000          $400,000
             $ 90,000                  $225,000       $270,000       $315,000       $360,000       $405,000          $450,000
             $100,000                  $250,000       $300,000       $350,000       $400,000       $450,000          $500,000


    Assuming continuous service as a Trustee of the fund until the age of mandatory retirement under the Plan, each disinterested Trustee will have achieved at least ten credited years of service and will be eligible for the maximum retirement benefit under the Plan. During the fiscal year ended December 31, 2004, former Trustees of the Trust received the following retirement benefits under the Plan: each of Mr. Riley C. Gilley and Mr. E. Kirby Warren received an aggregate of $70,000 in four quarterly installment payments; each of Mr. C. Oscar Morong, Jr. and Mr. Walter E. Robb III each received $335,299 in a lump sum payment.


    Officers receive no compensation from the fund although they may be reimbursed for reasonable travel expenses for attending meetings of the board of trustees.


    As of February 1, 2005, all Trustees and officers as a group owned less than 1% of the outstanding shares of the fund.

    As of February 1, 2005, the following persons owned of record the amounts indicated of the shares of the Class of the fund.

    CLASS    PERCENT                   NAME                     ADDRESS
    -----    -------                   ----                     -------

      A       5.23%        PPI Inc.                 217 W. Capital Street
                           ATTN: James Rigney       Suite 201
                                                    Jackson, MS 39201-2004
      B       7.44%        Cassiere Family Trust    25282 Pacifica Avenue
                                                    Mission Viejo, CA 9269 -3841
      B       5.92%        William C. Rapp          4958 Ravine Road
                                                    Fayetville, NY 13066-2400
      B       5.91%        Katherine P. Robbins     131 Cedar Crescent
                                                    Clinton, MS 39056-9766
      Y       100%         Smith Barney Inc.        333 West 34th Street
                                                    New York, NY 10001

    The Declaration of Trust of the trust provides that the trust will indemnify its trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the trust, unless, as to liability to the trust, or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively. The Declaration of Trust of the Trust further provides that (i) the appointment, designation or identification of a Trustee as a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that individual any duty, obligation or liability that is greater than the duties, obligations and liability imposed on that person as a Trustee in the absence of the appointment, designation or identification (except with respect to duties expressly imposed pursuant to the by-laws of the Trust, a committee charter or a Trust policy statement), (ii) no Trustee who has special skills or expertise, or is appointed, designated or identified shall be held to a higher standard of care by virtue thereof and
(iii) no appointment, designation or identification of a Trustee shall effect in any way that Trustee's rights to indemnification.


CODE OF ETHICS

    Pursuant to Rule 17j-1 of the 1940 Act, the fund, its investment adviser and principal underwriters have each adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

    Copies of the Codes of Ethics of the fund, its investment adviser and principal underwriters are on file with the SEC.

PROXY VOTING POLICIES & PROCEDURES

    Although individual Trustees may not agree with particular policies or votes by the manager, the Board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

    Non-equity securities, such as debt obligations and money market instruments are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, the manager would vote the proxy in accordance with the principals set forth in the manager's proxy voting policies and procedures, including the procedures that the manager uses when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the manager or any affiliated person of a fund or the manager, on the other.

    A summary of the manager's policies and procedures with respect to proxy voting is attached as Appendix B to this SAI. This summary gives a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the policies and procedures do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason there may be instances in which votes may vary from the policies and procedures presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with a fund's investment objectives.

    Information on how the fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 will be available (1) without charge, upon request, by calling 1-800-451-2010, (2) on each of the fund's website at http://www.smithbarneymutualfunds.com and (3) on the SEC's website at http://www.sec.gov.

INVESTMENT MANAGER

    Smith Barney Fund Management LLC acts as the investment manager ("manager") to the fund pursuant to a management agreement (the "Management Agreement"). Subject to such policies as the board of trustees of the fund may determine, the manager manages the securities of and makes investment decisions for the fund. In addition, the manager provides certain administrative services to the fund under the Management Agreement.

    The manager is an indirect wholly owned subsidiary of Citigroup. Citigroup businesses provide a broad range of financial services.

    The manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing investments for the fund. The Management Agreement provides that the manager may delegate the daily management of the securities of the fund to one or more subadvisers.

    Unless otherwise terminated, the Management Agreement will continue in effect for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the fund's trustees or by a vote of a majority of the outstanding voting securities of the fund, and, in either case, by a majority of the trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

    The manager provides the fund with general office facilities and supervises the overall administration of the fund, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the fund's independent contractors and agents; and arranging for the maintenance of books and records of the fund. Trustees, officers, and investors in the fund are or may become interested in the manager, as directors, officers, employees, or otherwise and directors, officers and employees of the manager are or may become similarly interested in the fund.

    The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund or by a vote of a majority of the fund's trustees, or by the manager on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.

    In approving the continuation of the Management Agreement, the Board, including the independent trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory and administrative services provided and any additional benefits received by the manager or its affiliates in connection with providing services to the fund, compared the fees charged by the manager to those paid by similar funds for comparable services, and analyzed the expenses incurred by the manager with respect to the fund. The Board considered the quality of the manager's advisory, administrative and compliance staffs, including additional compliance resources being added. In addition, the trustees considered information received at regular meetings throughout the year related to the fund's performance and manager services, and benefits potentially accruing to the manager and its affiliates, from transfer agency, distribution and service relationships with the manager and/or affiliates of the manager. The Board also considered other benefits to the manager including benefits relating to the ability of the manager to make the Fund available to clients of the manager together with other financial services offered to clients by the manager and/or its affiliates.

    After requesting and reviewing such information as they deemed necessary (including additional information provided by the manager in response to inquiries for the independent trustees) and after meetings conducted by the independent trustees without management being present, the Board concluded that the Management Agreement was in the best interests of the fund and its shareholders. The Board noted that the fund's performance (with respect to Class A shares) was below the median of funds in its peer group by a third party service provider selected for the one year period ending April 30, 2004, but noted the relatively short period since the fund's inception. The Board also noted that contractual management fees and (with respect to Class A shares) actual total expenses after giving effect to waivers and reimbursements compared favorably to its peer group; and that, while the manager's profitability with respect to its services for the fund was substantial, it was not excessive in light of the nature and quality of the services provided by the manager. The Board recognized that other share classes may have higher expenses and correspondingly lower performance, but recognized that the higher expenses were attributable to the costs associated with the applicable distribution channel. The Board also considered that, although the fee waivers and reimbursements were voluntary, and could be discontinued or modified at any time, Citigroup Asset Management had advised the Board that overall expenses ratios of the fund would not be permitted to increase materially without disclosure to the Board. The independent Trustees were advised by separate independent legal counsel throughout the process.

    The Prospectus for the fund contains a description of the fees payable to the manager for services under the Management Agreement with respect to the fund. The manager may reimburse the fund or waive all or a portion of its management fees.

    Citigroup affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The manager has informed the fund that, in making its investment decisions, it does not obtain or use material inside information in the possession of any affiliate of Citigroup.

    The fund uses the name "Smith Barney" by agreement with the manager. If the manager, or its assignee, ceases to serve as the manager of the fund, the fund will change its respective name so as to delete the word "Smith Barney."


    For the period from March 17, 2003 (commencement of operations) through October 31, 2003, as a result of waivers, the fund did not pay any management fees. For the fiscal year ended October 31, 2004 the fund paid $684,655 to the manager.


    The manager may retain a sub-administrator.

                                 DISTRIBUTION
DISTRIBUTOR

    CGM Inc., located at 388 Greenwich Street, New York, New York 10013, serves as the principal underwriter and distributor of the shares of the fund pursuant to a written agreement (the "Distribution Agreement"). CGM is an affiliate of the fund's manager.

    The Distribution Agreement is terminable with or without cause, without penalty, on 60 days' notice by the board of trustees of the trust or by vote of holders of a majority of the fund's outstanding voting securities, or on 90 days' notice by CGM. Unless otherwise terminated, the Distribution Agreement shall continue for successive annual periods so long as such continuance is specifically approved at least annually by (a) the trust's board of trustees, or (b) by a vote of a majority (as defined in the 1940 Act) of the fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the trustees of the trust who are not interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act and the rules and regulations thereunder.

INITIAL SALES CHARGE

    The aggregate dollar amount of Initial Sales Charges on Class A and Class C shares received by CGM and its affiliates were as follows:

Class A Shares (paid to CGM)
  For the fiscal year ended October 31:

    2004 ............................................................ $469,000
    2003 ............................................................ $327,000
    2002 ............................................................ $0


Class C Shares (paid to CGM)
  For the fiscal year ended October 31:

    2004* ........................................................... $0
    2003 ............................................................ $0
    2002 ............................................................ $0


* Effective as of April 29, 2004, Class L shares were renamed Class C shares. On February 2, 2004, the initial sales charge of 1.00% on Class C shares was eliminated for purchases made after that date.


DEFERRED SALES CHARGE


    The aggregate dollar amount of Deferred Sales Charges on Class A, Class B and Class C shares received by CGM and its affiliates were as follows:

Class A Shares (paid to CGM)
  For the fiscal year ended October 31:

    2004 ............................................................. $36,000
    2003 ............................................................. $12,000
    2002 ............................................................. $0


Class B Shares (paid to CGM)
  For the fiscal year ended October 31:


    2004 ............................................................. $3,000
    2003 ............................................................. $0
    2002 ............................................................. $0


Class C Shares (paid to CGM)
  For the fiscal year ended October 31:

    2004** ........................................................... $0
    2003 ............................................................. $0
    2002 ............................................................. $0


 * The inception dates for Class A, Class B and Class C shares of the fund were March 17, 2003, March 19, 2003 and March 18, 2003, respectively.
** Effective as of April 29, 2004, Class L shares were renamed Class C shares.

SERVICE PLANS

    Class A, Class B and Class C shares of the fund have each adopted a Service Plan (each, a "Service Plan") in accordance with Rule 12b-1 under the 1940 Act. Under the Service Plans, the fund may pay monthly fees at an annual rate not to exceed 0.15% of the average daily net assets of the fund attributable to that class in the case of the Plans relating to Class A shares, and not to exceed 0.50% of the average daily net assets of the fund attributable to that class in the case of the plans relating to Class B shares and Class C shares. Such fees may be used to make payments to the distributor for distribution services, to service agents in respect of the sale of shares of the fund, and to other parties in respect of the sale of shares of the funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The fund also may make payments to the distributor, service agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the distributor to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.

    The Service Plans with respect to Class A shares also provide that the distributor and service agents may receive the sales charge paid by Class A investors as partial compensation for their services in connection with the sale of shares. The Service Plans with respect to Class B shares provide that the distributor and service agents may receive all or a portion of the Deferred Sales Charges paid by Class B investors.

    The Service Plans permit the fund to pay fees to the distributor, service agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the applicable Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The fund will pay the fees to the distributor and others until the applicable Plan or Distribution Agreement is terminated or not renewed. In that event, the distributor's or other recipient's expenses in excess of fees received or accrued through the termination date will be the distributor's or other recipient's sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the Service Plans for the fund, the trustees will review the Service Plans and the expenses for the fund and each class within the fund separately.

    Each Service Plan also recognizes that various service providers to the fund, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the fund's distributor or service agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the Plan. The Service Plans specifically provide that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan.

    Each Service Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the trust's trustees and a majority of the trust's trustees who are not "interested persons" of the trust and who have no direct or indirect financial interest in the operation of the Service Plan or in any agreement related to the Plan (for purposes of this paragraph "qualified trustees"). The Trustees, in the exercise of their business judgment made in the best interests of the shareholders of the fund and each Class, have approved the continuation of the Service Plans. Each Service Plan requires that the trust and the distributor provide to the board of trustees, and the board of trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Service Plan. Each Service Plan further provides that the selection and nomination of the qualified trustees is committed to the discretion of such qualified trustees then in office. A Service Plan may be terminated with respect to any class of the fund at any time by a vote of a majority of the trust's qualified trustees or by a vote of a majority of the outstanding voting securities of that class. A Service Plan may not be amended to increase materially the amount of the permitted expenses of a class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the trustees and qualified trustees. The distributor will preserve copies of any plan, agreement or report made pursuant to the Service Plans for a period of not less than six years, and for the first two years the distributor will preserve such copies in an easily accessible place.

    As contemplated by the Service Plans, the distributor acts as the agent of the trust in connection with the offering of shares of the fund pursuant to the Distribution Agreement. The Prospectus contains a description of fees payable to the distributor under the Distribution Agreement.

    For the period from the applicable class inception date* through October 31, 2003, the fees paid to CGM with respect to Class A, Class B and Class C shares were $39,318, $4,815, and $79,275, respectively.


    For the fiscal year ended October 31, 2004, the fees paid to CGM with respect to Class A, Class B and Class C shares were $171,401, $14,531, and $237,113, respectively.


    For the fiscal year ended October 31, 2004, the distributor and/or service agents incurred the following distributions expenses under the applicable Plan for each class of the fund:


                                                        AMOUNT SPENT
              FINANCIAL                  AMOUNT SPENT    ON PRINTING
             CONSULTANT      BRANCH     ON ADVERTISING   AND MAILING
CLASS       COMPENSATION   OPERATIONS   AND MARKETING   OF PROSPECTUS    TOTAL
-----       ------------   ----------   -------------   -------------    -----
Class A       $797,061      $ 60,911       $  --           $ --         $857,972
Class B       $  8,594      $  3,507       $  --           $ --         $ 12,101
Class C       $378,895      $100,747       $148,308        $3,454       $631,404


------------
* The inception dates for Class A, Class B and Class C shares of the fund were March 17, 2003, March 19, 2003 and March 18, 2003, respectively.

EXPENSES

    In addition to amounts payable under the Management Agreement and the Service Plans, the fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with the manager or the fund's distributor, government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums. The Prospectus for the fund contains more information about the expenses of the fund.

                              PURCHASE OF SHARES

    As described in the Prospectus, the fund provides you with alternative ways of purchasing shares based upon your individual investment needs.

    Each class of shares of the fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert to Class A shares in eight years. In addition, shareholders in a Smith Barney Funds Retirement Program may have special exchange rights. See "Smith Barney Funds Retirement Programs" on page 29.

    Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares,
(ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

    Share certificates will not be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

    The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which class of shares to purchase.

CLASS A SHARES

    Class A shares of the fund have an initial sales charge of 2.00% of the transaction (2.04% of amount invested) of the first $499,999 invested; and no initial sales charge for investments of $500,000 and over. However, if you redeem Class A shares purchased without an initial sales charge within six months of purchase, you will pay a deferred sales charge of 0.50%.

    Set forth below is an example of the method of computing the offering price of the Class A shares of the fund. The example assumes a purchase on October 31, 2004 of Class A shares from the Fund aggregating less than $500,000, subject to the schedule of sales charges set forth below.


  Net asset value per share of the fund ................................ $4.94
  Per share sales charge - 2.00% of public offering price (2.02%
    of net asset value per share) ...................................... $0.10
  Per share offering price to the public ............................... $5.04


    Class A shares of the fund are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:


                                                             BROKER/DEALER
                              SALES CHARGE AS A % OF           COMMISSION
                          OFFERING             NET AMOUNT      AS A % OF
AMOUNT OF PURCHASE        PRICE (%)           INVESTED (%)  OFFERING PRICE (%)
------------------        ---------           ------------  ------------------

Less than $500,000          2.00                  2.04             2.00
$500,000 or more             -0-                  -0-          up to 0.50*


------------
* The distributor may pay up to 0.50% to Service Agents.


    Members of a selling group may receive up to 100% of the sales charge and may be deemed to be underwriters of the fund as defined in the 1933 Act. The sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.


    Class A load-waived shares will be available to retirement plans where such plan's record keeper offers only load-waived shares where the shares are held on the books of the fund through an omnibus account.

    The fund has imposed certain share class eligibility requirements in connection with purchases by retirement plans, including but not limited to executive deferred compensation programs, group retirement plans and certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution plans. Plans with a minimum of 100 participants or with assets in excess of $1 million are eligible to purchase the fund's Class A shares. Each share class has varying service and distribution related fees as described elsewhere in this Statement of Additional Information.

    Plan sponsors, plan fiduciaries and other financial intermediaries may, however, choose to impose qualification requirements for plans that differ from the fund's share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution related fees than would otherwise have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

    Class B Shares. Class B shares are available only in exchange from another fund. Class B shares are not subject to an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

    Class C Shares. Class C shares of the fund are sold without an initial sales charge and are not subject to a deferred sales charge.

    Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan's recordkeeper; or 401(k) plans of Citigroup and its affiliates).

GENERAL

    Investors may purchase shares from a service agent. In addition, certain investors purchasing through certain service agents or through 401(k) plans or other qualified retirement plans, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify which class is being purchased. Service agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC Inc. (the "sub-transfer agent") are not subject to a maintenance fee except for retirement accounts.

    Investors in Class A, Class B and Class C shares may open an account in the fund by making an initial investment of at least $1,000 for each account, in the fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGM, unitholders who invest distributions from a Unit Investment Trust ("UIT") sponsored by CGM, and Directors/Trustees of any of the Smith Barney mutual funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the sub-transfer agent. Share certificates are only issued upon a written request by the shareholder of record to the sub-transfer agent.

    Purchase orders received by the fund or its agent prior to the close of regular trading on the New York Stock Exchange ("NYSE"), on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a dealer representative prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through CGM or a service agent purchasing through CGM, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

    From time to time, the fund's distributor or the manager, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of the fund. Such concessions provided by the fund's distributor or the manager may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the fund, and/or other dealer-sponsored events. From time to time, the fund's distributor or the manager may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. (the "NASD").

    Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a service agent or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $30 by its service agent or the sub-transfer agent. The Systematic Investment Plan also authorizes a service agent to apply cash held in the shareholder's account opened with the service agent or redeem the shareholder's shares of certain money market funds to make additions to the account. Additional information is available from the fund or your service agent.

SALES CHARGE WAIVERS AND REDUCTIONS

    Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without an initial sales charge in the following circumstances:
(a) sales to (i) board members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney mutual funds (including retired board members and employees); the immediate families of such persons (including the surviving spouse of a deceased board member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD, provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of financial consultants or other registered representatives affiliated with Citigroup who recently joined a broker-dealer affiliated with Citigroup that has a sales agreement with the distributor concerning the fund, if certain conditions are met; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;
(e) purchases by accounts managed by certain investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the CGM 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by CGM; (i) purchases by investors participating in "wrap fee" or asset allocation programs or other fee based arrangements sponsored by (affiliated or non-affiliated) broker-dealers and other financial institutions that have entered into agreements with CGM; (j) purchases of Class A shares by Section 403(b) or
Section 401(a) or (k) accounts associated with certain Citigroup affiliates, including Citistreet Retirement Programs; (k) separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (l) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; and (m) purchases by executive deferred compensation plans offered through the Citigroup Global Markets Inc. ExecChoice(TM) program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

    Class A shares are offered at net asset value to the persons listed above because of anticipated economies in sales efforts and sales related expenses. The fund may terminate, or amend the terms of, offering shares of the fund at net asset value to such persons at any time.

    Right of Accumulation. Class A shares of the fund may be purchased by "any person" (as defined above) at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of other Smith Barney mutual funds that are offered with a sales charge as currently listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the breakpoint in the sales charge schedule. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter. Additional Information is available from the fund or the investor's service agent.

    Letter of Intent -- Class A Shares. A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to take advantage of the breakpoint in the sales charge schedule by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney mutual funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a service agent or Citicorp Trust Bank (the "transfer agent") to obtain a Letter of Intent application.

    Letter of Intent -- Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.15%) and expenses applicable to the fund's Class A shares. Please contact a service agent or the transfer agent for further information.

DEFERRED SALES CHARGE PROVISIONS

    "Deferred Sales Charge Shares" are Class B shares. A deferred sales charge may be imposed on certain redemptions of these shares.

    Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a deferred sales charge to the extent the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; or (c) shares redeemed six years or later after their purchase.

    In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

                                                                     DEFERRED
YEAR SINCE PURCHASE WAS MADE                                       SALES CHARGE
----------------------------                                       ------------
First                                                                 5.00%
Second                                                                4.00
Third                                                                 3.00
Fourth                                                                2.00
Fifth                                                                 1.00
Sixth and therafter                                                   0.00

    Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

    Class B shares of the fund, which may be acquired only upon an exchange with another fund in the Smith Barney Group of funds, are subject upon redemption to the highest deferred sales charge (if any) of the shares from which the exchange or any preceding exchange was made. A deferred sales charge payable to CGM is imposed on any redemption of Class B shares that causes the value of a shareholder's account to fall below the dollar amount of all payments by the shareholder for the Class B shares (or any predecessor of those shares) that were exchanged for Class B shares of the fund ("purchase payments") during the preceding five years. No charge is imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (a) the current net asset value of Class B shares purchased through reinvestment of dividends or capital gains distributions, plus (b) the current net asset value of Class B shares acquired in an exchange that were originally purchased more than five years prior to the redemption, plus (c) increases in the net asset value of the shareholder's Class B shares above the purchase payments made during the preceding five years.

    In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gains distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to the fund's distributor.

    To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount, which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

WAIVERS OF DEFERRED SALES CHARGE

    The deferred sales charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (however, automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59b3.-3b1/2; (e) involuntary redemptions; and
(f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

    Deferred Sales Charge waivers will be granted subject to confirmation (by service agents in the case of shareholders who hold shares through a service agent or by the sub-transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

SMITH BARNEY RETIREMENT PROGRAM

    The fund offers Class A and Class C shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan's recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney Mutual Funds.

    There are no sales charges when you buy or sell shares through a participating plan and the class of shares a participating plan may purchase depends on the amount of its initial investment and/or the date its account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

    Class A Shares. Class A shares may be purchased by plans initially investing at least $3 million.

    Class C Shares. Class C shares may be purchased by plans initially investing less than $3 million. Class C shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

    If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan's total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

    Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

    For further information regarding this Program, contact your Service Agent or the Transfer Agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the Transfer Agent for information regarding the Class B or Class C exchange privileges applicable to their plan.

VOLUME DISCOUNTS

    The schedule of sales charges on Class A shares described in the Prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a service agent.

DETERMINATION OF PUBLIC OFFERING PRICE

    The fund offers its shares to the public on a continuous basis. The public offering price for a Class A shares is equal to net asset value at the time of purchase plus an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class B, Class C and Class Y shares (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A deferred sales charge, however, is imposed on certain redemptions of Class B shares.

Set forth below is an example of the method of computing the offering price of the Class A shares of the fund.


Class A (net asset value plus 2.02% of net asset value per share) ...... $5.04


INVOLUNTARY REDEMPTIONS OF SHARES

    A fund may cause a shareholder's shares to be redeemed under certain circumstances, including in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a fund if necessary and to eliminate ownership of shares by a particular shareholder when a fund determines, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of that fund (for example, in the case of a market timer).

                             REDEMPTION OF SHARES

    The right of redemption may be suspended or the date of payment postponed
(a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund's shareholders.

    Any signature appearing on a written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the sub-transfer agent receives all required documents in proper form. Redemption proceeds will be mailed to the shareholder's address of record.

    If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from CGM, or if the shareholder's account is not with CGM, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instructions and CGM will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more.

    Shares held by CGM as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by CGM as custodian may be redeemed through an investor's service agent, or by submitting a written request for redemption to:

    Smith Barney Short Duration Municipal Income Fund
    Class A, B, C or Y (please specify)
    c/o PFPC Inc.
    P.O. Box 9699
    Providence, Rhode Island 02940-9699.

    A written redemption request must (a) state the name of the fund for which you are redeeming shares, (b) state the class and number or dollar amount of shares to be redeemed, (c) identify the shareholder's account number and (d) be signed by each registered owner exactly as the shares are registered. Any signature appearing on a share certificates, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. A signature guarantee may also be required, however, if (i) the sub-transfer agent is instructed to mail the redemption proceeds to an address different than the address on the account, (ii) the account registration information has changed, (iii) the redemption proceeds are paid to someone other than the account owner(s) or (iv) the redemption proceeds are transferred to an account with different registration. Redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form. The service agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each service agent.

DISTRIBUTIONS IN KIND

    If the Board of Directors of the fund determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under "Share price" in the fund's prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

AUTOMATIC CASH WITHDRAWAL PLAN

    An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the fund, there will be a reduction in the value of the shareholder's investment, and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

    For additional information, shareholders should contact a service agent. A shareholder who purchases shares directly through the sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal.

                             VALUATION OF SHARES

    The Prospectus states that the net asset value of the fund's Classes of shares will be determined on any date that the NYSE is open. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    The net asset value per share for the fund is determined as of close of regular trading on the NYSE (normally 4:00 p.m. Eastern time), on each day that the NYSE is open, by dividing the value of the fund's net assets attributable to each Class by the total number of shares of that Class outstanding.

    Securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. If there are no such quotations, the value of the security will be taken to be the most recent asked quotation at the Valuation Time.

    In determining the market value of portfolio investments, the fund may employ outside organizations (each, a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a Pricing Service, use of which has been approved by the board. The officers of the fund under the general supervision and responsibility of the board, which may replace a Pricing Service at any time, review the procedures of Pricing Services periodically. If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers or, if such dealers, brokers or market makers only provide bid quotations, at the mean between the highest and the lowest bid quotations provided.

    If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the board. In addition, the board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

    When, in the judgment of the pricing service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and asked prices. Investments for which, in the judgment of the pricing service, there is no readily obtainable market quotation (which may contribute a majority of the portfolio securities) are carried at fair value of securities of similar type, yield and maturity. Pricing services generally determine value by reference to transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the board of trustees determines that amortized cost is fair value. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Securities and other assets that are not priced by a pricing service and for which market quotations are not available will be valued using fair value procedures established by and under the general supervision of the fund's board.

                              EXCHANGE PRIVILEGE

    Except as noted below, shareholders of certain Smith Barney mutual funds may exchange all or part of their shares for shares of the same class of other Smith Barney mutual funds, to the extent such shares are offered for sale in the shareholder's state of residence, and provided the shareholder's service agent is authorized to distribute shares of the fund, on the basis of relative net asset value per share at the time of exchange. Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made. The deferred sales charge (if any) will continue to be measured from the date of a shareholder's original purchase of shares subject to a deferred sales charge, except as noted below. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced. You may be required to pay up to a 1% deferred sales charge in the event that, at some future date, you redeem Class A or Class C shares of other Smith Barney funds that have been acquired as a result of an exchange from shares of this fund. This charge could apply if you did not pay initial or deferred sales charges when you first purchased your shares, and redemption occurs within one year of the exchange. This one year period may be shortened to as little as six months, depending on how long you held Class A shares in the Smith Barney Short Duration Municipal Income Fund. Contact your Service Agent for more information.

    Additional Information Regarding the Exchange Privilege. The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if the fund's management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney mutual fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund's policy on excessive trading applies to investors who invest in the fund directly or through service agents, but does not apply to any systematic investment plans described in the Prospectus.

    During times of drastic economic or market conditions, the fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the funds' next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

    Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable deferred sales charge, the proceeds immediately invested, at a price as described above, in shares of the fund being acquired. Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

    Additional Information Regarding Telephone Redemption and Exchange Program. Neither the Trust nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Trust and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

    The exchange privilege enables shareholders to acquire shares of the same class in the fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a service agent.

    Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested at a price as described above in shares of the portfolio being acquired. CGM reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

             DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    The trust's Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such series into classes. The trust has reserved the right to create and issue additional series and classes of shares. Each share of each class represents an equal proportionate interest in the fund with each other share of that class. Shares of each series of the trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

    Shareholders of all funds of the trust generally will vote together on all matters except when the trustees determine that any shareholders of particular funds or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by fund or class.

    The trust may involuntarily redeem shareholder's shares at any time for any reason the trustees of the trust deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings, (ii) the failure of a shareholder to supply certain information, such as a tax identification number if required to do so, or to provide data sufficient to verify such information, (iii) to protect the tax status of the fund if necessary, (iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, (v) the failure of a shareholder to pay when due for the purchase of shares and
(vi) to eliminate ownership of shares by a particular shareholder when the trustees determine that the particular shareholder's ownership is not in the best interests of the other shareholders of the fund.

    The holders of shares are required to disclose information on direct or indirect ownership of fund shares as may be required to comply with various laws applicable to the fund, and ownership of fund shares may be disclosed by the fund if so required by law or regulation.

    Each shareholder of the fund is entitled to one vote for each dollar of net asset value (number of shares of the fund owned times net asset value per share) of the fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a trustee. Shareholders in the trust do not have cumulative voting rights. The trust is not required to hold and has no present intention of holding annual meetings of shareholders, but the trust will hold special meetings of the fund's shareholders when in the judgment of the trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees. Except in limited circumstances, the trustees may, without any shareholder vote, amend or otherwise supplement the trust's Declaration of Trust.

    The trust's Declaration of Trust provides that, at any meeting of shareholders of the trust or of any series of the trust, a service agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such service agent is the agent of record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

    The trust, or any series or class of the trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized at any meeting of shareholders representing a majority of the voting power of the trust (or of the affected series or class) voting as a single class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the trust (or of the affected series or class) voting as a single class. The trust or any series or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The trust may be terminated at any time by a vote of a majority of the voting power of the trust or by the trustees by written notice to the shareholders. Any series of the trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the trustees by written notice to the shareholders of that series or class. If not so terminated, the trust will continue indefinitely.

    The trust is an entity of the type commonly known as a "Massachusetts business trust." under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the trust contains an express disclaimer of shareholder liability for acts or obligations of the trust and provides for indemnification and reimbursement of expenses out of trust property for any shareholder held personally liable for the obligations of the trust. The Declaration of Trust of the trust also provides that the trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the trust, its shareholders, trustees, trustees emeritus, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

    The trust's Declaration of Trust further provides that obligations of the trust are not binding upon the trustees individually but only upon the property of the trust and that the trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the trust protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

    The trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the fund without first requesting that the trustees bring such suit unless there would be irreparable injury to the fund or if a majority of the trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

    The trust's Declaration of Trust provides that by becoming a shareholder of the fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

                                    TAXES

    The following is a summary of certain material tax considerations affecting the fund and its shareholders. Please refer to the Prospectus for further discussion. In addition to the considerations described below and in the Prospectus, there may be other federal, state, local or foreign tax implications to consider. Because taxes are a complex matter, shareholders and prospective shareholders are urged to consult their tax advisors for more detailed information with respect to the tax consequences of an investment.

TAXATION OF THE FUND

    FEDERAL TAXES. The fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the fund's gross income, the amount of fund distributions, and the composition of the fund's portfolio assets. Provided all such requirements are met, no U.S. federal income or excise taxes generally will be required to be paid by the fund. If the fund should fail to qualify as a "regulated investment company" for any year, the fund would incur a regular corporate federal income tax upon its taxable income and fund distributions would generally be taxable as ordinary income to shareholders.

TAXATION OF SHAREHOLDERS

    TAXATION OF DISTRIBUTIONS. The portion of the fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the fund as an "exempt interest dividend" under the Code and will generally be exempt from federal income tax in the hands of the shareholders so long as 50% of the total value of the fund's assets consist of tax-exempt securities at the close of each quarter of the fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. Exempt interest dividends are also taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.


    The fund may also recognize some net investment income that is not tax exempt, as well as capital gains and losses as a result of the disposition of securities and from certain options and future transactions. Shareholders of the fund will generally have to pay federal income taxes and any state or local taxes on the non-exempt interest dividends and capital gain distributions they receive from the fund; however, the fund does not expect that the non-tax exempt portion of its net investment income, if any, will be substantial. Any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. Because the fund expects to earn primarily tax-exempt interest income, it is expected that no fund dividends will qualify for the dividends received deduction for corporations or as "qualified dividend income" for non-corporate shareholders. Distributions from net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.


    Distributions of net capital gains or net short-term capital gains will have the effect of reducing the per share net asset value of shares in the fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of such a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    DENIAL OF DEDUCTION FOR INTEREST PAID. Interest on indebtedness incurred by shareholders to purchase or carry shares of the fund will not be deductible for federal income tax purposes.

    WITHHOLDING TAX PAYMENTS FOR NON-U.S. PERSONS. The fund will withhold tax payments at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends, redemption proceeds and certain other payments made to persons who are neither citizens nor residents of the United States. Distributions received from the fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.


    For taxable years of the fund beginning during 2005, 2006 and 2007, this 30% withholding tax will not apply to dividends that the fund designates as (a) interest-related dividends, to the extent such dividends are derived from the fund's "qualified net interest income," or (b) short-term capital gain dividends, to the extent such dividends are derived from the fund's "qualified short-term gain." "Qualified net interest income" generally is interest on bank deposits, interest or original issue discount on an obligation in registered form, or original issue discount on certain short-term obligations whether or not in registered form. The term does not include interest that is disqualified as "contingent interest" under the portfolio interest rules. "Qualified short-term gain" generally means the excess of the fund's net short-term capital gain for the taxable year over its net long-term capital loss.


    BACKUP WITHHOLDING. The account application asks each new shareholder to certify that the shareholder's Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. The fund may be required to withhold (pay over to the IRS for the shareholder's credit) a percentage of certain distributions and redemption proceeds paid to shareholders who fail to provide this information or who otherwise violate IRS regulations. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

    DISPOSITION OF SHARES. In general, any gain or loss realized upon a taxable disposition of shares of the fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A fund shares held for 90 days or less followed by any purchase of shares of the fund or of another Smith Barney mutual fund, including purchases by exchange or by reinvestment, without payment of a sales charge that would otherwise apply because of any sales charge paid on the original purchase of the Class A fund shares.

EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

    CERTAIN DEBT INVESTMENTS. Any investment by the fund in zero coupon bonds, deferred interest bonds, and certain securities purchased at a market discount will cause the fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.

    OPTIONS, ETC. The fund's transactions in options, futures contracts and forward contracts will be subject to special tax rules that may affect the amount, timing and character of fund income and distributions to shareholders. For example, certain positions held by the fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of fund losses, adjustments in the holding periods of fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The fund will limit its activities in options, futures contracts and forward contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

                            ADDITIONAL INFORMATION

    The trust sends to its fund's shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the funds at the end of the reporting period. In an effort to reduce the fund's printing and mailing costs, the fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their service agent or the transfer agent.

CUSTODIAN

    State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian for the fund. Under the custodian agreement with the fund, the custodian is authorized to establish separate accounts for foreign securities owned by the fund to be held with foreign branches of other U.S. banks as well as with certain foreign banks and securities depositories. For its custody services to the fund, the custodian receives monthly fees based upon the month-end aggregate net asset value of the fund, plus certain charges for securities transactions including out-of- pocket expenses, and costs of any foreign and domestic subcustodians. The assets of the fund are held under bank custodianship in compliance with the 1940 Act.

CUSTODIAN AND TRANSFER AGENT

    State Street Bank and Trust Company, 225 Franklin Street, Boston Massachusetts 02110 ("State Street"), serves as the custodian of the fund. Under the custody agreement with the fund, State Street holds the fund's portfolio securities and keeps all necessary accounts and records. For its services, State Street receives a monthly fee based upon the month-end market value of securities held in custody and also receives certain securities transaction charges. The assets of the fund are held under bank custodianship in compliance with the 1940 Act.

    Citicorp Trust Bank, fsb, located at 125 Broad Street, New York, New York 10004, serves as the transfer agent and shareholder services agent of the fund.

    PFPC Inc., whose address is P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as a sub-transfer agent to the fund to render certain shareholder record keeping and accounting services.

    The fund also has engaged the services of Primerica Shareholder Services as a sub-transfer agent for PFSI accounts. This sub-transfer agent is located at 3120 Breckinridge Boulevard, Duluth, Georgia 30099-0001.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, serves as counsel for the fund.

    KPMG LLP are the independent accountants for the Trust, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. The principal business address of KPMG LLP is 757 Third Avenue, New York, New York 10017.


                            PORTFOLIO TRANSACTIONS


    The manager trades securities for the fund if it believes that a transaction net of costs (including custodian charges) will help achieve the fund's investment objective. Changes in the fund's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for the fund are made by a portfolio manager who is an employee of the manager and who is appointed and supervised by its senior officers. The portfolio manager may serve other clients of the manager in a similar capacity.

    In connection with the selection of brokers or dealers and the placing of portfolio securities transactions, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the fund and/or the other accounts over which the manager or its affiliates exercise investment discretion. The manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the manager or its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the trust periodically review the commissions paid by the fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the fund.


    For the fiscal year ended October 31, 2004, the fund did not direct brokerage to a broker dealer because of research services provided.


    The management fees that the fund pays to the manager will not be reduced as a consequence of the manager's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the manager, the manager would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

    In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of the manager's other clients. Investment decisions for the fund and other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for the fund and for other portfolios managed by the manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

    The fund may from time to time place brokerage transactions with the fund's distributor, CGM, or through other brokers that may be considered affiliated persons of the manager or a distributor. The Board of Trustees has adopted procedures designed to ensure that commissions paid to an affiliated broker on any transaction would be comparable to that payable to a non- affiliated broker in a similar transaction.

    The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.


    For the fiscal year ended October 31, 2004, the fund did not pay any brokerage commissions.

    As of October 31, 2004, the fund did not hold any securities issued by the fund's regular broker-dealers.


                       DISCLOSURE OF PORTFOLIO HOLDINGS


    The fund's Board of Trustees has approved policies and procedures developed by Citigroup Asset Management ("CAM"), the Citigroup business unit that includes the fund's investment manager, with respect to the disclosure of the fund's securities and any ongoing arrangements to make available information about the fund's securities. The policy requires that disclosure of information about a Fund's portfolio holdings be in the best interests of the Fund's shareholders, and that any conflicts of interest between the interests of the Fund's shareholders and those of Citi Fund Management Inc. or CGM or their affiliates be addressed in a manner that places the interests of Fund shareholders first. This policy provides that information regarding the fund's holdings may never be shared with non-CAM employees, with investors and potential investors (whether individual or institutional), and with third parties unless it is done for legitimate business purposes and in accordance with the policy. CAM's policy generally provides for the release of details of securities positions once they are considered "stale." Data is considered stale once it is 25 calendar days old following quarter-end. This passage of time prevents a third party from benefiting from an investment decision made by the fund that has not been fully reflected by the market.


    The fund's complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees no sooner than the time of the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end.

    Subject to the provisions relating to "ongoing arrangements," the fund's holdings may also be released with simultaneous public disclosure at least 25 days after quarter end. Typically, simultaneous public disclosure is achieved by posting the information to a CAM or the fund's internet site that is accessible by the public, or through public release by a third party vendor. For the purposes of the policy, the term "ongoing arrangement" is interpreted to include any arrangement, whether oral or in writing, to provide portfolio holdings information to any person or entity more than once, but excluding any arrangement to provide such information following the filing of Form N-Q or Form N-CSR.

    CAM may release limited portfolio holdings information that is not yet considered stale in the following circumstances, subject to the provisions relating to "ongoing arrangements":

    1. The fund's top ten securities, current as of quarter-end, and the individual size of each such security position may be released at any time following quarter end with simultaneous public disclosure.


    2. The fund's (i) top ten securities positions (including the aggregate but not individual size of such positions), (ii) sector weightings,
       (iii) yield and duration, and (iv) the fund's performance attribution (e.g., analysis of the fund's outperformance or underperformance of its benchmark based on its portfolio holdings) may be released at any time with simultaneous public disclosure.


    3. A list of securities (that may include fund holdings together with other securities) followed by the fund's portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

    4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).


    Under the policy, if portfolio holdings are released pursuant to an ongoing arrangement with any party, the fund must have a legitimate business purpose for the release of the information, the release of the information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by CAM on behalf of the fund and neither the fund, CAM or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. All ongoing arrangements to make available information about the fund's portfolio securities will be reviewed by the fund's Board no less frequently than annually.

    The approval of the fund's Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with CAM's legal department, as necessary. Any exceptions to the policies must be reported to the Board of the fund at its next regularly scheduled meeting.

    Currently, the fund discloses its portfolio holdings approximately 25 days after calendar quarter end on its website www.smithbarneymutualfunds.com.

    Set forth below is a list, as of February 22, 2005 of those parties with whom CAM, on behalf of the fund, has authorized ongoing arrangements that include the release of portfolio holdings information, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, and consultants and analysts. Each fund's auditor also has access from time to time to the fund's portfolio holdings in connection with performing the audit and related functions.

RECIPIENT (HOLDINGS)                          FREQUENCY                         DELAY BEFORE DISSEMINATION
--------------------                          ---------                         --------------------------
State Street Bank & Trust Co., Daily (Fund    None
Custodian and Accounting Agent)

Institutional Shareholders Services, (Proxy   As necessary                      None
Voting Services)

Bloomberg                                     Quarterly                         25 calendar days after quarter end

Lipper                                        Quarterly                         25 calendar days after quarter end

S&P                                           Quarterly                         25 calendar days after month end

Morningstar                                   Quarterly                         25 calendar days after month end

    CAM has also authorized ongoing arrangements that include the release of portfolio holdings information for certain funds in the fund complex, which may or may not include the fund, to the following parties:

RECIPIENT (HOLDINGS)                          FREQUENCY                         DELAY BEFORE DISSEMINATION
--------------------                          ---------                         --------------------------

Vestek                                        Daily                             None

Factset                                       Daily                             None

eVestment Alliance                            Quarterly                         25 days after quarter end

CheckFree (Mobius)                            Quarterly                         25 days after quarter end

BARRA                                         Daily                             None

Elkins/McSherry                               Quarterly (calendar)              Sent the first business day following the end of a
                                                                                Quarter

Baseline                                      Daily                             None

Frank Russell                                 Monthly                           1 day

Callan                                        Quarterly                         25 days after quarter end

Mercer                                        Quarterly                         25 days after quarter end

CRA RogersCasey                               Quarterly                         25 days after quarter end

Cambridge Associates                          Quarterly                         25 days after quarter end

Marco Consulting                              Quarterly                         25 days after quarter end

Wilshire                                      Quarterly                         25 days after quarter end

Informa Investment Services (Efron)           Quarterly                         25 days after quarter end

Nelsons Information                           Quarterly                         25 days after quarter end

Investor Tools                                Daily                             None

Advent                                        Daily                             None

Plexus                                        Quarterly (calendar)              Sent the 1-3 business day following the end of a
                                                                                quarter

Quantitative Services Group                   Daily                             None

    With respect to each such arrangement, the fund has a legitimate business purpose for the release of information. The release of the information is subject to trading restrictions and/or confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by CAM on behalf of the fund. Neither the fund, CAM or any other affiliated party receives compensation or any other consideration in connection with such arrangements.


                             FINANCIAL STATEMENTS


    The Fund's Annual Report for the fiscal year ended October 31, 2004 (filed on December 30, 2004; EDGAR Accession 0000930413-05-000123 Number is incorporated into this Statement of Additional Information by reference in its entirety.

                                                                    APPENDIX A

                       RATINGS OF MUNICIPAL SECURITIES

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S"):

Aaa - Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in "Aaa" securities.

A - Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured.) Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S RATINGS GROUP

AAA - An obligor rated "AAA" has extremely strong capacity to meet its financial commitments. "AAA" is the highest Issuer Credit Rating assigned by Standard & Poor's.

AA - An obligor rated "AA" has very strong capacity to meet its financial commitments. It differs from the highest rated obligors only in small degree.

A - An obligor rated "A" has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB - An obligor rated "BBB" has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

    Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    N.R. - An issuer designated N.R. is not rated.

FITCH RATINGS

AAA - Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB - Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

                                                                    APPENDIX B

                     PROXY VOTING POLICIES AND PROCEDURES

    The Board of Trustees of the fund have delegated the authority to develop policies and procedures relating to proxy voting to Smith Barney Fund Management LLC (the "Manager"). The manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the manager votes proxies relating to equity securities in the best interest of clients.

    In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

    In the case of a proxy issue for which there is a stated position in the Policies, the manager generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

    A CAM business unit or investment team (e.g. CAM's Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

    In furtherance of the manager's goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

    CAM maintains a Proxy Voting Committee, of which the manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager's decision-making in voting proxies.

    If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict. If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

    Information on how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30,2004 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund's website at http:// www.smithbarneymutualfunds.com and (3) on the SEC' website at http:// www.sec.gov.

                                     Part C

Item 23. Exhibits.

*******       a(1)  Amended and Restated Declaration of Trust of the Registrant
++++          a(2)  Certificate of Amendment to the Amended and Restated
                    Declaration of Trust (designating Smith Barney Capital
                    Preservation Fund)
++++          a(3)  Certificate of Amendment to the Amended and Restated
                    Declaration of Trust (designating Smith Barney Capital
                    Preservation Fund II)
###           a(4)  Certificate of Amendment to the Amended and Restated
                    Declaration of Trust (designating Smith Barney Short
                    Duration Municipal Income Fund)
###           a(5)  Amendment to Amended and Restated Declaration of Trust
####          a(6)  Certificate of Amendment to Declaration of Trust
Filed         a(7)  Certificate of Amendment to Amended and Restated Declaration
herewith            of Trust
*******       b     Amended and Restated By-Laws of the Registrant
####          d(1)  Amended and Restated Management Agreement between the
                    Registrant and CitiFund Management Inc. and Smith Barney
                    Fund Management Inc.
#             d(2)  Assignment and Assumption of Contract between Citi Fund
                    Management Inc. and Smith Barney Fund Management LLC
##            d(3)  Subadvisory Agreement between the Manager and Citi Group
                    Asset Management Ltd., as Subadvisor.
+             e(1)  Distribution Agreement between the Registrant and Citigroup
                    Global Markets Inc. ("CGM"), as distributor with respect to the shares of the Registrant
+++++         e(2)  Distribution Agreement between the Registrant and PFS
                    Distributors, Inc., as co-distributor with respect to the
                    shares of Smith Barney Capital Preservation Fund
++++          e(3)  Distribution Agreement between the Registrant and PFS
                    Distributors, Inc., as co-distributor with respect to the
                    shares of Smith Barney Capital Preservation Fund II
###           e(4)  Letter Agreement with CGM amending exhibit to Distribution
                    Agreement
*             g(1)  Custodian Contract between the Registrant and State Street
                    Bank and Trust Company ("State Street"), as custodian
+++           g(2)  Amendment to Custodian Contract between the Registrant and
                    State Street
+++++         g(4)  Letter Agreement adding Smith Barney Capital Preservation
                    Fund to the Custodian Contract between the Registrant and
                    State Street
++++          g(5)  Letter Agreement adding Smith Barney Capital Preservation
                    Fund II to the Custodian Contract between the Registrant and
                    State Street
###           g(6)  Letter Agreement adding Smith Short Duration Municipal
                    Income Fund to the Custodian Contract between the
                    Registrant and State Street
******        h(1)  Form of Transfer Agency and Services Agreement between the
                    Registrant and Citicorp Trust Bank, fsb (formerly Travelers
                    Bank & Trust, fsb) ("Citicorp"), as transfer agent
*             h(2)  Accounting Services Agreement between the Registrant and
                    State Street, as fund accounting agent
#             h(3)  Letter Agreement adding Smith Barney Diversified Large Cap
                    Growth Fund and Smith Barney Small Cap Growth Opportunities
                    Fund to the Transfer Agency and Services Agreement between the Registrant and Citicorp
#             h(4)  Letter Agreement adding Smith Barney Capital Preservation
                    Fund to the Transfer Agency and Services Agreement between the Registrant and Citicorp
++++          h(5)  Letter Agreement adding Smith Barney Capital Preservation
                    Fund II to the Transfer Agency and Services Agreement
                    between the Registrant and Citicorp
###           h(6)  Letter Agreement adding Smith Barney Short Duration
                    Municipal Income Fund to the Transfer Agency and Services
                    Agreement between the Registrant and Citicorp
+++++         h(7)  Letter Agreement adding Smith Barney Capital Preservation
                    Fund to the Accounting Services Agreement between the
                    Registrant and State Street
++++          h(8)  Letter Agreement adding Smith Barney Capital Preservation
                    Fund II to the Accounting Services Agreement between the
                    Registrant and State Street
###           h(9)  Letter Agreement adding Smith Barney Short Duration
                    Municipal Income Fund to the Accounting Services Agreement
                    between the Registrant and State Street
+++           h(10) Guarantee from the Smith Barney Capital Preservation Fund for the benefit of its Shareholders
+++++         h(11) Amended and Restated Financial Guarantee Agreement between
                    Smith Barney Capital Preservation Fund and Ambac Assurance
                    Corporation
+++++         h(12) Smith Barney Capital Preservation Fund Financial Guaranty
                    Insurance Policy
+++++         h(13) Smith Barney Capital Preservation Fund Expense Limitation
                    Agreement
+++++         h(14) Amendment No. 1 to the Smith Barney Capital Preservation
                    Fund Expense Limitation Agreement
+++++         h(15) Amendment No. 2 to the Smith Barney Capital Preservation
                    Fund Expense Limitation Agreement
+++++         h(16) Amendment No. 3 to the Smith Barney Capital Preservation
                    Fund Expense Limitation Agreement
++++          h(17) Guarantee from the Smith Barney Capital Preservation Fund II for the benefit of its Shareholders
++++          h(18) Financial Guarantee Agreement between Smith Barney Capital
                    Preservation Fund II and Ambac Assurance Corporation
++++          h(19) Smith Barney Capital Preservation Fund II Expense Limitation
                    Agreement
Filed         h(20) Financial Statements of Ambac Assurance Corporation
herewith
                    A. Ambac Assurance Corporation ("Ambac") is a subsidiary of
                       Ambac Financial Group, Inc. ("AFG"). AFG files periodic reports, which include Ambac's consolidated financial statements, under the Securities Exchange Act of 1934. Ambac's consolidated financial statements and all information related thereto as included in the following documents filed by AFG with the Securities and Exchange Commission (File No. 1-10777) are incorporated herein by reference:
                       1)  Annual Report on Form 10-K for the fiscal year ended
                           December 31, 2003 and filed on March 15, 2004;
                       2)  Current Report on Form 8-K dated April 21, 2004 and
                           filed on April 22, 2004;
                       3) Quarterly Report on Form 10-Q for the fiscal quarterly period ended March 31, 2004 and filed on May 10, 2004;
                       4) Current Report on Form 8-K dated July 21, 2004 and filed on July 22, 2004;
                       5) Quarterly Report on Form 10-Q for the fiscal quarterly period ended June 30, 2004 and filed on August 9, 2004;
                       6) Current Report on Form 8-K dated August 19, 2004 and filed on August 20, 2004;
                       7) Current Report on Form 8-K dated October 20, 2004 and filed on October 20, 2004;
                       8) Quarterly Report on Form 10-Q for the fiscal quarterly period ended September 30, 2004 and filed on November 9, 2004;
                       9) Current Report on Form 8-K dated November 12, 2004 and filed on November 12, 2004;
                       10) Current Report on Form 8-K dated January 26, 2005
                           and filed on January 26, 2005;
                       11) Current Report on Form 8-K dated January 24, 2005
                           and filed on February 17, 2005; and
                       12) Current Report on Form 8-K dated February 15, 2005
                           and filed on February 22, 2005.


                    B. Consent of KPMG LLP, Independent Registered Public
                       Accounting Firm of Ambac
**, +,        i     Opinion and consent of counsel
++++, and
++++++
Filed         j     Consent of Independent Registered Public Accounting Firm
herewith
+             m(1)  Amended and Restated Service Plan for Class A, B and L
                    shares of Smith Barney Diversified Large Cap Growth Fund
                    and Smith Barney Small Cap Growth Opportunities Fund
+++++         m(2)  Service Plan for Class A, B and L shares of Smith Barney
                    Capital Preservation Fund
++++          m(3)  Service Plan for Class A, B and L shares of Smith Barney
                    Capital Preservation Fund II
###           m(4)  Service Plan for Class A, B and L shares of Smith Barney
                    Short Duration Municipal Income Fund
***           n     Multiple Class Plan of the Registrant
***** and     p(1)  Code of Ethics of the Registrant, Smith Barney Fund
#####               Management LLC and CGM
##            P(2)  Code of Ethics of Citigroup Asset Management Ltd.
++            p(3)  Code of Ethics of PFS Distributors, Inc.
+++++ and     q     Powers of Attorney for the Registrant
###

--------------------
* Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on October 24, 1997.

** Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on December 16, 1998.

*** Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on March 1, 1999.

**** Incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on June 16, 2000.

***** Incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File No. 2-95019) as filed with the Securities and Exchange Commission on June 16, 2000.

****** Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 2-95019) as filed with the Securities and Exchange Commission on February 15, 2001.

******* Incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement on Form N-1A (File No. 2-95019) as filed with the Securities and Exchange Commission on October 15, 2001.

+ Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on December 21, 2001.

++ Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on March 15, 2002.

+++ Incorporated herein by reference to Post-Effective Amendment No. 50 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on March 29, 2002.

++++ Incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on September 17, 2002.

+++++ Incorporated herein by reference to Post-Effective Amendment No. 54 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on December 13, 2002.

++++++ Incorporated herein by reference to Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on February 6, 2003.

# Incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on February 28, 2003.

## Incorporated herein by reference to Post-Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on April 30, 2003.

### Incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on February 27, 2004.

#### Incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on April 28, 2004.

##### Incorporated herein by reference to Post-Effective Amendment No. 61 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on December 29, 2004.

Item 24. Persons Controlled by or under Common Control with Registrant.

         Not applicable.

Item 25. Indemnification.

         Reference is hereby made to (a) Article V of the Registrant's Declaration of Trust, incorporated by reference herein; (b) Section 6 of the Distribution Agreement between the Registrant and CGM, incorporated by reference herein; (c) Section 4 of the Distribution Agreement between the Registrant with respect to Smith Barney Capital Preservation Fund and PFS Distributors, Inc., incorporated by reference herein; (d) Section 4 of the Distribution Agreement between the Registrant with respect to Smith Barney Capital Preservation Fund II and PFS Distributors, Inc., incorporated by reference herein; and (e) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement on Form N-1A.

         The Trustees and officers of the Registrant and the personnel of the Registrant's administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Item 26. Business and Other Connections of Investment Adviser.

         Manager - Smith Barney Fund Management LLC ("Smith Barney Fund Management") was incorporated in December 1968 under the laws of the State of Delaware and converted to a Delaware limited liability company in 1999. Smith Barney Fund Management is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a wholly-owned subsidiary of Citigroup Inc.

         Smith Barney Fund Management is registered as an investment adviser under the Investment Advisers Act of 1940. The list required by this Item 26 of officers and directors of Smith Barney Fund Management together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Part One of Form ADV filed by Smith Barney Fund Management pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-8314).

Item 27. Principal Underwriters.

(a) Citigroup Global Markets Inc. ("CGM")(formerly Salomon Smith Barney Inc.), the Registrant's distributor, is the distributor for Smith Barney Trust II, CitiFunds Trust I, CitiFunds Trust III, CitiFunds Premium Trust, CitiFunds Institutional Trust. CGM is the placement agent for Institutional Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Cash Reserves Portfolio.

         CGM is also the distributor for the following funds: Salomon Funds Trust, Smith Barney Allocation Series Inc., Smith Barney Trust II, Smith Barney Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Municipal Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund, Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Government Term Trust, Salomon Brothers High Income Fund, Salomon Brothers High Income Fund II, Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Greenwich Street Series Fund, SB Adjustable Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund, Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney Telecommunications Trust, Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

         PFS Distributors, Inc. ("PFS Distributors"), a distributor of the Registrant, is also a distributor for the following funds: Smith Barney Trust II, Greenwich Street Series Funds, Smith Barney Investment Series, Smith Barney California Municipal Fund, Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Muni Funds, Smith Barney Sector Funds, Travelers Series Fund, Inc., Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Income Funds, Smith Barney Investment Funds Inc., Smith Barney Investment Trust and Smith Barney Money Funds, Inc.

(b) The information required by this Item 27 with respect to each director, officer and partner of CGM is incorporated by reference to Schedule A of Form BD filed by CGM pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177).

            The information required by this Item 27 with respect to each director, officer and partner of PFS Distributors is incorporated by reference to Schedule A of Form BD filed by PFS Distributors pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

(c) Not applicable.

Item 28. Location of Accounts and Records.

         The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

NAME                                        ADDRESS

Smith Barney Trust II                       125 Broad Street
(Registrant)                                New York, NY 10004

CGM                                         388 Greenwich Street
(distributor)                               New York, NY 10013

PFS Distributors                            3120 Breckinridge Boulevard
(co-distributor for Smith Barney Capital    Duluth, Georgia 30099-0062
Preservation Fund and Smith Barney
Capital Preservation Fund II)

State Street Bank and Trust Company         225 Franklin Street
(custodian and fund accounting agent)       Boston, MA 02110

Citicorp Trust Bank, fsb                    125 Broad Street
(transfer agent)                            New York, NY 10004

Smith Barney Fund Management LLC            399 Park Avenue
(manager)                                   New York, NY 10022
                                            and
                                            300 First Stamford Place, 4th Floor
                                            Stamford, CT 06902

PFPC Inc.                                   P.O. Box 9699
(sub-transfer agent)                        Providence, RI 02940-9699

Primerica Shareholder Services              P.O. Box 9662
(sub-transfer agent for Smith Barney        Providence, RI 02940-9662
Capital Preservation Fund and Smith
Barney Capital Preservation Fund II)

Item 29. Management Services.

         Not applicable.

Item 30. Undertakings.

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, as amended, and the Investment Company Act, as amended, the Registrant certifies that it meets all requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act, as amended, and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford and State of Connecticut on the 25th day of February, 2005.

                                           SMITH BARNEY TRUST II, on behalf of
                                           Smith Barney Diversified Large Cap
                                           Growth Fund, Smith Barney Small Cap
                                           Growth Opportunities Fund, Smith
                                           Barney Capital Preservation Fund,
                                           Smith Barney Capital Preservation
                                           Fund II and Smith Barney Short
                                           Duration Municipal Income Fund

                                           By: /s/ Rosemary D. Emmens
                                               --------------------------------
                                               Rosemary D. Emmens
                                               Assistant Secretary

         Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated below on February 25, 2005.

Signature                                        Title


R. Jay Gerken*                                President, Principal Executive
---------------------------------             Officer and Trustee
R. Jay Gerken

Andrew Shoup*                                 Principal Financial Officer and
---------------------------------             Principal Accounting Officer
Andrew Shoup

Elliott J. Berv*                              Trustee
---------------------------------
Elliott J. Berv

Donald M. Carlton*                            Trustee
---------------------------------
Donald M. Carlton

A. Benton Cocanougher*                        Trustee
---------------------------------
A. Benton Cocanougher

Mark T. Finn*                                 Trustee
---------------------------------
Mark T. Finn

Stephen Randolph Gross*                       Trustee
---------------------------------
Stephen Randolph Gross

Diana R. Harrington*                          Trustee
---------------------------------
Diana R. Harrington

Susan B. Kerley*                              Trustee
---------------------------------
Susan B. Kerley

Alan G. Merten*                               Trustee
---------------------------------
Alan G. Merten

R. Richardson Pettit*                         Trustee
---------------------------------
R. Richardson Pettit

*By: /s/ Rosemary D. Emmens
     ---------------------------
     Rosemary D. Emmens
     Executed by Rosemary D.
     Emmens on behalf of those
     indicated pursuant to
     Powers of Attorney.

                                 EXHIBIT INDEX

Exhibit No.           Description

         a(7) Certificate of Amendment to Amended and Restated Declaration of Trust

         h(20)B Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac

         j            Consent of Independent Registered Public Accounting Firm